UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08194

FINANCIAL INVESTORS TRUST
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

Karen Gilomen, Esq., Secretary
Financial Investors Trust
1290 Broadway, Suite 1100
Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: April 30

Date of reporting period: May 1, 2016 – April 30, 2017

Item 1. Reports to Stockholders.

ANNUAL REPORT **(April 30, 2017)**

ASPEN PARTNERS

ASPEN MANAGED FUTURES STRATEGY FUND

CLASS A SHARES **(MFBPX)**

CLASS I SHARES **(MFBTX)**

ASPEN PORTFOLIO STRATEGY FUND

CLASS A SHARES **(ASPEX)**

CLASS I SHARES **(ASPNX)**

PAGE
Manager Commentary
Aspen Managed Futures Strategy Fund	1
Aspen Portfolio Strategy Fund	5
Performance Update
Aspen Managed Futures Strategy Fund	3
Aspen Portfolio Strategy Fund	7
Consolidated Disclosure of Fund Expenses	9
Consolidated Schedule of Investments
Aspen Managed Futures Strategy Fund	10
Aspen Portfolio Strategy Fund	12
Consolidated Statements of Assets & Liabilities	14
Consolidated Statements of Operations	16
Consolidated Statements of Changes in Net Assets
Aspen Managed Futures Strategy Fund	17
Aspen Portfolio Strategy Fund	18
Consolidated Financial Highlights
Aspen Managed Futures Strategy Fund	19
Aspen Portfolio Strategy Fund	21
Notes to Consolidated Financial Statements	23
Report of Independent Registered Public Accounting Firm	34
Disclosure Regarding Approval of Fund Advisory Agreements	35
Additional Information	38
Trustees and Officers	39
Privacy Policy	44

Aspen Managed Futures Strategy Fund	Manager Commentary

April 30, 2017 (Unaudited)

May 15, 2017

Performance Results
For the twelve‐month period ending April 30, 2017, the Class I shares of the Aspen Managed Futures Strategy Fund (the “Fund”) posted a return of ‐7.33%. Per its mandate, the Fund maintained tight correlation(1) to the Aspen Managed Futures Beta Index (“Aspen MFBI” or the “Index”)(2). The Index uses a combination of trend and counter‐trend algorithms to determine exposures to 23 futures markets. In following the Index, the Fund can take long or short positions in each of the eligible markets. A long position in a futures market may post gains (losses) if the price of the futures contract rises (falls), whereas a short position may post gains (losses) if the price of the futures contract falls (rises).

The BTOP50 Index(3), a managed futures benchmark, returned ‐6.7% over the same period. It is important to note that there are substantive differences between the Fund and this index in terms of construction. There were no significant changes to the Fund strategy during this period.

Explanation of Fund Performance
The Fund returned ‐2.45% in May. A surprise rate cut by the Reserve Bank of Australia was a factor in the monthly loss. The cut drove down the Australian dollar (“AUD”), causing losses in long AUD positions in the Index’s trend and counter‐trend exposure.

The month of June provided a gain of +3.18% for the Fund. The majority of that return happened on a single day: June 24, the day of the initial market reaction to the surprise results of the UK’s “Brexit” vote to leave European Union. The Aspen MFBI’s futures positioning around Brexit(4) arose from the crosswinds of pre‐Brexit market moves. Because the vote was a rare, point‐in‐time volatility‐inducing event that everyone could see coming in advance, volatility naturally spiked in advance over the weeks preceding the vote—which led to an increase trend and decrease in counter‐trend exposures in the Index. Risk assets, particularly European issues, declined—which led to net short risk exposures in the Trend model. However, concerns notwithstanding, at no point prior to the actual vote tally did markets predict a greater than 50% probability of a UK “Leave” vote; in particular, over the course of the actual week of the vote, the market’s movements reflected increasing confidence that the “Remain” side would win. This resulted in Index positioning that, while risk‐off overall, was not fully strongly short risk assets, but was decidedly long fixed income. In aggregate, that positioning enabled the Fund to capture a gain of about +2% on June 24. Remarkably, it took only about a week for global equity markets, including those in the UK itself, to recover their Brexit losses. Typically a “V‐bottom”(5) bounce of that nature is problematic for a trend‐following model like the one followed by the Fund, but in this case the Fund was actually able to profit during the market rebound as well as the initial market drop. The primary reason for this was the fact that the Fund’s long fixed income positions continued to post profits, as the post‐Brexit  rebound  was  apparently  at  least  partly  driven  by  speculation  of  further  easing,  which  benefitted  sovereign  bonds  as  well  as  equity markets.

After the wildness of Brexit, the markets settled into a quieter mode for the next several months. A trendless, low‐volatility backdrop created difficult conditions for the Index’s trend exposures, but it benefitted the Index’s counter‐trend exposures. Trend attribution(6) was negative and counter‐trend attribution was positive in each of the next four months—a pattern that previously had not occurred for more than two consecutive months. Because the Index is always primarily trend‐following, this pattern led to losses for the Fund in all four months (July: ‐0.50%, August: ‐0.70%, September: ‐1.01%, October: ‐1.93%). However, the boost provided by the counter‐trend sub‐model kept the losses over the entire period relatively modest—i.e., the losses over the entire four‐month period were only about 100 basis points(7) greater than the gains in June alone.

At the end of October, heading toward the U.S. presidential election, the most notable development in the Fund was the adoption of net short fixed income futures positioning for the first time all year, in response to rising global interest rates. Per its mandate, the Index does not “tilt” to the long side in fixed income, and as a consequence it is able to turn short faster than most trend‐following programs. This enabled the Fund to return +3.0% in November, when most trend following Commodity Trading Advisors (“CTA”) posted negative returns in the wake of the rising‐rate backdrop that followed the surprise election of Donald Trump to the US presidency.

The calendar year ended with a quiet 0.19% gain in December, with continued gains from “Trump rally” Trend positioning offset by a give‐back of a portion of the year’s Counter‐Trend profits.

2017 began with a series of eerily low‐volatility months in the markets, which typically creates a difficult, range‐bound backdrop for trend following. January (‐1.01%) and February (‐0.11%) exemplified this type of backdrop, with typically minor losses stemming from commodity, currency, and fixed income trends, partially offset by gains in (entirely long) equity trends and risk‐on Counter‐Trend exposure.

Currency trend trading became particularly problematic in March, when currency positioning experienced a classic “V‐bottom” bounce—a pattern where trend systems post losses in the initial leg down, turn short, and then post losses on the subsequent bounce back up. The initial decline in foreign exchange (“FX”) values was caused by a sudden increase in the markets’ expectations that the Federal Reserve would raise interest rates in their March meeting. Index trend positioning turned short after the FX decline. The Fed did indeed raise rates, but the markets were unimpressed with the hawkishness of the announcement; FX rates jumped up again in the aftermath of the announcement, causing losses for the short currency trend positions. These V‐bottom losses were a major contributor to the Fund’s ‐3.31% return in March.

Annual Report | April 30, 2017	1

Aspen Managed Futures Strategy Fund	Manager Commentary

April 30, 2017 (Unaudited)

Counter‐Trend reversals contributed the majority of the Fund’s ‐2.7% return in April. A prime factor was the euro relief rally following the first round of the French presidential election, when the possibility of an extreme right/extreme left runoff was eliminated. Strength in the US dollar relative to high‐yielding commodity currencies also produced losses in the Counter‐Trend model. Trend following fared little better in the ongoing low‐vol environment in April, but Trend losses were muted because trend positioning was limited in notional size and mixed in direction due to market choppiness the prior several months.

Outlook
As noted above, volatility in the financial markets is very abnormally low, both in trailing terms across asset class complexes and in prospective terms (e.g., the VIX Index(8) is near all‐time lows as of this writing). Low‐vol, range‐bound markets are historically difficult for trend‐following, though the magnitude of the losses for the Fund early in 2017 was exacerbated by a few unusual events, particularly in currency markets. Many market commentators have begun to notice that volatility levels seem inexplicably depressed, perhaps unreasonably so given geopolitical and economic risks. Moreover, there are some early indications that we may be seeing the beginnings of the (undoubtedly slow and uneven) unwind of one of the primary causes of the unusually low‐vol environment that has prevailed since the end of the Great Financial Crisis—i.e., extraordinary levels of central bank accommodationism. For example, the Federal Reserve has begun raising rates, the Bank of Japan has changed its focus from the  short‐term  to  the  long‐term  end  of  the  rate  curve,  and  the  European  Central  Bank  (“ECB”)  has  begun  issuing  somewhat  less  dovish‐sounding commentary.

While the artificially imposed low‐vol environment has reduced the immediate profit potential for trend followers, it likely simultaneously increases the importance of the latent crisis mitigation potential for trend strategies. However, with rising rates in the U.S., a change from short‐term rate reduction to long‐term rate stabilization in Japan, and less dovish ECB commentary in Europe, there are signs that the slow, uneven unwind of the extraordinary post‐GFC central bank and government accommodationism may be underway. Hopefully a successful unshackling of the markets’ customary risk monitoring capabilities will occur without major incident, which in turn would increase the likelihood that trend following systems would be able to generate a reasonable profit even in the absence of a crisis. In the meantime, trend following remains an operative mitigation tool in the event that hidden risks prove too large for the financial system to handle.

Sincerely,
Bryan R. Fisher
William Ware Bush

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please  call 1-855-845-9444.

The views of Aspen Partners, Ltd. and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writers’ current views. The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Aspen Partners Ltd. nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Aspen Managed Futures Strategy Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

(1)	Correlation - a statistical measure of how two securities or portfolios move in relation to each other.
(2)
Aspen Managed Futures Beta Index (Aspen MFBI) is constructed using a quantitative, rules-based model designed to replicate the trend following and counter-trend exposure of futures markets by allocating assets to liquid futures contracts of certain financial and commodities futures markets. The Index therefore seeks to reflect the performance of strategies and exposures common to a broad universe of futures markets, i.e., managed futures beta. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in the Index.

(3)
Barclay BTOP50 Index is an index of the largest investable CTA programs as measured by assets under management. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

(4)
Brexit is an abbreviation for "British exit," which refers to the June 23, 2016, referendum whereby British citizens voted to exit the European Union. The referendum roiled global markets, including currencies, causing the British pound to fall to its lowest level in decades.

(5)	V-bottom - a chart formation caused by a sharp extended decline followed by a sudden upward movement.
(6)	Attribution - The portion of overall returns attributable to a given subset of the fund portfolio.
(7)	Basis point is a common unit of measure fir interest rates and other percentages in finance. One basis point is equal to 1/100th of 1% or 0.01%(.0001).
(8)
VIX Index - the Chicago Board Options Exchange (CBOE) Volatility Index, which shows the market's expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options.

Aspen Managed Futures Strategy Fund	Performance Update

April 30, 2017 (Unaudited)

Cumulative Total Return Performance as of April 30, 2017

						Expense Ratios
Aspen Managed Futures Strategy Fund	Calendar Year-to-Date	1 Year	3 Year	5 Year	Since Inception*	Total	Net(1)
Aspen Managed Futures Strategy Fund ‐ Class A (NAV)(2)	‐6.88%	‐6.97%	0.18%	0.42%	‐1.55%	1.61%	1.61%
Aspen Managed Futures Strategy Fund ‐ Class A (MOP)(3)	‐12.03%	‐12.05%	‐1.68%	‐0.71%	‐2.51%	1.61%	1.61%
Aspen Managed Futures Strategy Fund ‐ Class I	‐6.99%	‐7.33%	0.28%	0.63%	‐1.31%	1.23%	1.23%
SG CTA Index(4)	‐0.04%	‐4.58%	4.54%	1.79%	0.81%
Aspen Managed Futures Beta Index(5)	‐6.28%	‐5.63%	2.16%	2.53%	0.64%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-845-9444.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Subject to investment risks, including possible loss of the principal amount invested. Returns for periods greater than 1 year are annualized.

*	Fund Inception date of August 2, 2011.

(1)
Aspen Partners, Ltd. (the “Adviser”) has agreed to waive and/or reimburse fees or expenses in order to limit total annual Fund operating expenses after fee waiver/expense reimbursements (excluding distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.55% of the Funds’ average daily net assets. This agreement (the “Expense Agreement”) is in effect through August 31, 2017. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Funds’ expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date of the waiver or reimbursement. The Expense Agreement may not be terminated or modified prior to August 31, 2017 except with the approval of the Funds’ Board of Trustees

(2)	Net Asset Value (NAV) is the share price without sales charges.
(3)	Maximum Offering Price (MOP) includes sales charges. Class A returns include effects of the Funds’ maximum sales charge of 5.50%.
(4)
The SG CTA Index (formerly, the Newedge CTA Index) provides the market with a reliable daily performance benchmark of major commodity trading advisors (CTAs). The SG CTA Index calculates the daily rate of return for a pool of CTAs selected from the larger managers that are open to new investment. Selection of the pool of qualified CTAs used in construction of the Index will be conducted annually, with re-balancing on January 1st of each year. A committee of industry professionals has been established to monitor the methodology of the index on a regular basis. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in  the Index.

(5)
Aspen Managed Futures Beta Index – The Managed Futures Beta Index is constructed using a quantitative, rules-based model designed to replicate the trend-following and counter-trend exposure of futures markets by allocating assets to liquid futures contracts of certain financial and commodities futures markets. The Index therefore seeks to reflect the performance of strategies and exposures common to a broad universe of futures markets, i.e., managed futures beta. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

Portfolio Composition as of April 30, 2017
As a percentage of Net Assets^

^	Holdings subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2017	3

Aspen Managed Futures Strategy Fund	Performance Update

April 30, 2017 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2017)
Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Aspen Portfolio Strategy Fund	Manager Commentary

April 30, 2017 (Unaudited)

May 15, 2017

Performance Results
The Aspen Portfolio Strategy Fund (the “Fund”) launched on December 29, 2016. Performance for the first four months of 2017 for the Fund’s Class I shares was ‐1.77%. Per its mandate, the Fund traded the Aspen Portfolio Strategy, which combines full exposure to US large‐cap equities (the “Equity Strategy”) with full exposure to Aspen’s proprietary diversified trend following program (the “Futures Strategy”). To capture the Equity Strategy, the Fund can employ a variety of vehicles, including exchange‐traded funds and futures contracts. To capture the Futures Strategy, the Fund can take long or short positions in each eligible futures market. A long position in a futures market may post gains (losses) if the price of the futures contract rises (falls), whereas a short position may post gains (losses) if the price of the futures contract falls (rises).

The S&P 500 Index(1), a US large‐cap equity benchmark, returned +7.16%. See the following section for a description of the sources of the return differential between the Fund and the S&P 500.

Explanation of Fund Performance
Though the Fund launched in late December, the asset base was insufficient to start trading the Aspen Portfolio Strategy Fund until the third trading day of January. As a consequence, the Fund was unable to participate in the markets on the first two trading days in January, which were positive return days for the markets. Thus the losses for the Fund in January (‐2.25% return) were partly due to those missed days at the beginning of the month.

Beyond that, the Futures Strategy experienced losses that often accompany a very low‐volatility backdrop like what was experienced in the opening months of 2017. January and February exemplified this type of backdrop, with typically minor losses stemming from commodity, currency, and fixed income trends, partially offset by gains in (entirely long) equity trends. A strong month for the Equity Strategy enabled the Fund to post a +3.37% return in February.

After the first day of March, the US equity markets hit a lull that continued through the end of the reporting period. In the Futures Strategy, currency trend trading became particularly problematic in March, when currency positioning experienced a classic “V‐bottom”(2) bounce—a pattern where trend systems post losses in the initial leg down, turn short, and then post losses on the subsequent bounce back up. The initial decline in FX values was caused by a sudden increase in the markets’ expectations that the Federal Reserve would raise interest rates in their March meeting. Index trend positioning turned short after the FX decline. The Fed did indeed raise rates, but the markets were unimpressed with the hawkishness of the announcement; FX rates jumped up again in the aftermath of the announcement, causing losses for the short currency trend positions. These V‐bottom losses were a major contributor to the Fund’s ‐2.54% return in March.

Trend following continued to fare poorly in the ongoing low‐vol environment in April, but Trend losses were muted because trend positioning was limited in notional size and mixed in direction due to market choppiness the prior several months. Mildly positive Equity Strategy returns resulted in small losses overall, with the Fund returning ‐0.24% for the month of April.

Outlook
As noted above, volatility in the financial markets is very abnormally low, both in trailing terms across asset class complexes and in prospective terms (e.g., the VIX Index(3) is near all‐time lows as of this writing). Low‐vol, range‐bound markets are historically difficult for trend‐following, though the magnitude of the losses for the Fund early in 2017 was exacerbated by a few unusual events, particularly in currency markets. Conversely, such low‐vol backdrops are generally accretive to equity investing, as was the case for the Fund’s Equity Strategy through April. This is one of the reasons why the combination of equities and trend following, as captured in the Aspen Portfolio Strategy Fund, tends to smooth out the skewness of both equity‐ and trend‐based investing.

Many market commentators have begun to notice that volatility levels seem inexplicably depressed, perhaps unreasonably so given geopolitical and economic risks. Moreover, there are some early indications that we may be seeing the beginnings of the (undoubtedly slow and uneven) unwind of one of the primary causes of the unusually low‐vol environment that has prevailed since the end of the Great Financial Crisis (“GFC”)—i.e., extraordinary levels of central bank accommodationism. For example, the Federal Reserve has begun raising rates, the Bank of Japan has changed  its  focus  from  the  short‐term  to  the  long‐term  end  of  the  rate  curve,  and  the  ECB  has  begun  issuing  somewhat  less  dovish‐sounding commentary.

Annual Report | April 30, 2017	5

Aspen Portfolio Strategy Fund	Manager Commentary

April 30, 2017 (Unaudited)

While the artificially imposed low‐vol environment has reduced the immediate profit potential for trend following—while simultaneously helping to produce excellent post‐crisis returns for equities—it likely simultaneously increases the importance of the latent crisis mitigation potential for trend strategies. However, with rising rates in the U.S., a change from short‐term rate reduction to long‐term rate stabilization in Japan, and less dovish ECB  commentary  in  Europe,  there  are  signs  that  the  slow,  uneven  unwind  of  the  extraordinary  post‐GFC  central  bank  and  government accommodationism may be underway. Hopefully a successful unshackling of the markets’ customary risk monitoring capabilities will occur without major incident, which in turn would increase the likelihood that trend following systems would be able to generate a reasonable profit even in the absence of a crisis—the “Goldilocks”(4) scenario for an equity‐plus‐trend program like the Aspen Portfolio Strategy Fund. In the meantime, trend following remains an operative mitigation tool in the event that hidden risks prove too large for the financial system to handle, so that holding a sizable allocation to trend following can potentially enable lower‐risk holding of equity investments.

Sincerely,
Bryan R. Fisher
William Ware Bush

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please  call 1-855-845-9444.

The views of Aspen Partners, Ltd. and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writers’ current views. The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Aspen Partners Ltd. nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Aspen Portfolio Strategy Funds are distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors.

The Fund may not achieve its objectives. The Fund is new with limited operating history.

Diversification does not eliminate the risk of experiencing investment losses.

(1)
The The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index

(2)	V-bottom - a chart formation caused by a sharp extended decline followed by a sudden upward movement.
(3)
VIX Index - the Chicago Board Options Exchange (CBOE) Volatility Index, which shows the market's expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options.

(4)
A scenario where markets are exhibiting neither highly elevated volatility (which on average tends to be problematic for equity investing) or extremely low volatility (which on average tends to be problematic for trend following). The name refers to Goldilocks finding the middle ground between too hot/big/hard and too cold/small/soft in the story The Three Bears.

Aspen Portfolio Strategy Fund	Performance Update

April 30, 2017 (Unaudited)

Cumulative Total Return Performance as of April 30, 2017

			Expense Ratios
Aspen Portfolio Strategy Fund	Calendar Year-to-Date	Since Inception*	Gross	Net(1)
Aspen Portfolio Strategy Fund ‐ Class A (NAV)(2)	‐1.89%	‐2.20%	2.12%	1.95%
Aspen Portfolio Strategy Fund ‐ Class A (MOP)(3)	‐7.28%	‐7.60%	2.12%	1.95%
Aspen Portfolio Strategy Fund ‐ Class I	‐1.77%	‐2.08%	1.72%	1.55%
S&P 500 Total Return Index	7.16%	6.64%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-845-9444.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods greater than 1 year are annualized.

*	Fund Inception date of December 28, 2016.
(1)
Aspen Partners, Ltd. (the “Adviser”) has agreed to waive and/or reimburse fees or expenses in order to limit total annual Fund operating expenses after fee waiver/expense reimbursements (excluding distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.55% of the Funds’ average daily net assets. This agreement (the “Expense Agreement”) is in effect through August 31, 2018. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Funds’ expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date of the waiver or reimbursement. The Expense Agreement may not be terminated or modified prior to August 31, 2018 except with the approval of the Funds’ Board of Trustees

(2)	Net Asset Value (NAV) is the share price without sales charges.
(3)	Maximum Offering Price (MOP) includes sales charges. Class A returns include effects of the Funds’ maximum sales charge of 5.50%.

Portfolio Composition as of April 30, 2017
As a percentage of Net Assets^

^	Holdings subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2017	7

Aspen Portfolio Strategy Fund	Performance Update

April 30, 2017 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2017)
Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Aspen Funds	Consolidated Disclosure of Fund Expenses

April 30, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and  (2) ongoing costs, including management fees; distribution and/or service (12b‐1) fees; shareholder servicing fees; and other fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six‐month period of November 1, 2016 through April 30, 2017.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as applicable sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/16	Ending Account Value 4/30/17	Expense Ratio(a)	Expenses Paid During period 11/1/16 - 4/30/17(b)
Aspen Managed Futures Strategy Fund
Class A
Actual	$1,000.00	$961.90	0.97%	$4.72
Hypothetical (5% return before expenses)	$1,000.00	$1,019.98	0.97%	$4.86
Class I
Actual	$1,000.00	$959.80	1.33%	$6.46
Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	1.33%	$6.66
Aspen Portfolio Strategy Fund
Class A
Actual(c)	$1,000.00	$978.00	1.95%	$6.50
Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	1.95%	$9.74
Class I
Actual(c)	$1,000.00	$979.20	1.55%	$5.17
Hypothetical (5% return before expenses)	$1,000.00	$1,017.11	1.55%	$7.75

(a)	The Fund's expense ratios have been based on the Fund's most recent fiscal half-year expenses.
(b)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

(c)
The Aspen Portfolio Strategy Fund's commencement date is December 29, 2016.  Actual expenses on this Fund is equal to the Fund's annualized expense ratio multiplied by the average account value of the period, multiplied by the number of days since the Fund launched (123), divided by 365.

Annual Report | April 30, 2017	9

Aspen Managed Futures Strategy Fund	Consolidated Schedule of Investments

April 30, 2017

	Principal Amount/ Shares	Value (Note 2)
GOVERNMENT BONDS (27.09%)
U.S. TREASURY NOTES (27.09%)
0.625%, 05/31/2017	$90,000	$89,994
0.625%, 06/30/2017	7,000,000	6,998,768
0.625%, 07/31/2017	14,823,000	14,813,528
0.625%, 08/31/2017	5,045,000	5,040,369
1.000%, 09/15/2017	5,000,000	5,000,975
0.625%, 09/30/2017	6,050,000	6,041,730
0.750%, 10/31/2017	5,229,000	5,222,872
0.625%, 11/30/2017	8,314,000	8,293,705
0.750%, 12/31/2017	3,075,000	3,068,933

TOTAL GOVERNMENT BONDS (Cost $54,618,306)		54,570,874

SHORT TERM INVESTMENTS (62.69%)
MONEY MARKET FUND (1.41%)

Dreyfus Treasury & Agency Cash Management Fund ‐ Institutional Shares, 7‐day yield, 0.626%	2,835,019	2,835,019

U.S. TREASURY BILLS (61.28%)
0.492%, 05/25/2017(a)	10,500,000	10,495,380
0.429%, 06/22/2017(a)	13,350,000	13,336,677
0.402%, 07/20/2017(a)	10,000,000	9,983,140
0.557%, 08/17/2017(a)	14,000,000	13,966,764
0.528%, 09/14/2017(a)	11,200,000	11,163,981
0.631%, 10/12/2017(a)	9,400,000	9,360,445
0.507%, 11/09/2017(a)	10,000,000	9,950,130
0.670%, 12/07/2017(a)	13,400,000	13,323,124
0.770%, 01/04/2018(a)	10,600,000	10,529,902
0.578%, 02/01/2018(a)	10,400,000	10,323,560
0.898%, 03/29/2018(a)	5,400,000	5,350,261
1.004%, 04/26/2018(a)	5,700,000	5,640,503
		123,423,867

TOTAL SHORT TERM INVESTMENTS (Cost $126,359,127)		126,258,886

TOTAL INVESTMENTS (89.78%) (Cost $180,977,433)		$180,829,760

Other Assets In Excess Of Liabilities (10.22%)		20,578,397	(b)

NET ASSETS (100.00%)		$201,408,157

(a)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(b)	Includes cash which is being held as collateral for futures contracts.

See Notes to Consolidated Financial Statements.

Aspen Managed Futures Strategy Fund	Consolidated Schedule of Investments

April 30, 2017

FUTURES CONTRACTS
At April 30, 2017, the Fund had the following outstanding futures contracts:

Description	Position	Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation
Commodity Contracts
Copper Future(a)	Long	48	07/27/2017	$3,129,000	$8,244
Silver Future(a)	Short	33	07/27/2017	(2,848,230)	28,038
Soybean Future(a)	Short	191	07/14/2017	(9,132,187)	1,681
Equity Contracts
Euro STOXX 50 Index Future	Long	415	06/16/2017	15,858,252	565,210
S&P®500 E‐Mini Future	Long	133	06/16/2017	15,830,325	27,860
Foreign Currency Contracts
Canadian Dollar Currency Future	Short	472	06/20/2017	(34,550,400)	468,400
Interest Rate Contracts
Canadian 10 Year Bond Future	Long	109	06/21/2017	11,143,943	21,599
Long Gilt Future	Long	67	06/28/2017	11,131,073	20,035
				$10,561,776	$1,141,067

Description	Position	Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Depreciation
Commodity Contracts
Corn Future(a)	Long	163	07/14/2017	$2,986,975	$(2,641)
Gold 100 Oz Future(a)	Long	48	06/28/2017	6,087,840	(5,196)
NY Harbor ULSD Future(a)	Long	45	05/31/2017	2,848,608	(65,351)
Sugar No. 11 (World) Future(a)	Short	336	06/30/2017	(6,070,042)	(212,033)
WTI Crude Future(a)	Long	61	05/22/2017	3,009,130	(255,788)
Equity Contracts
FTSE 100 Index Future	Long	58	06/16/2017	5,382,466	(97,423)
Nikkei 225 Index Future	Short	54	06/08/2017	(5,193,450)	(192,507)
Foreign Currency Contracts
Australian Dollar Currency Future	Long	294	06/19/2017	21,979,440	(284,479)
Euro FX Currency Future	Short	245	06/19/2017	(33,445,563)	(848,333)
Japanese Yen Currency Future	Long	206	06/19/2017	23,159,550	(348,109)
New Zealand Dollar Currency Future	Long	654	06/19/2017	44,877,480	(539,836)
Swiss Franc Currency Future	Short	360	06/19/2017	(45,396,000)	(719,266)
Interest Rate Contracts
Euro‐Bund Future	Short	124	06/08/2017	(21,852,148)	(70,476)
U.S. 10 Year Treasury Note Future	Short	88	06/21/2017	(11,063,254)	(15,261)
				$(12,688,968)	$(3,656,699)

Common Abbreviations:
FTSE - Financial Times and the London Stock Exchange
S&P - Standard and Poor's
ULSD - Ultra Low Sulfur Diesel

(a)	Owned by an entity that is owned by the Fund and is consolidated as described in Note 1 of the Notes to the Consolidated Financial Statements.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more  widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Consolidated Financial Statements.

Annual Report | April 30, 2017	11

Aspen Portfolio Strategy Fund	Consolidated Schedule of Investments

April 30, 2017

	Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (77.93%)
SPDR® S&P 500® ETF Trust	141,781	$33,755,794

TOTAL EXCHANGE TRADED FUNDS (Cost $33,131,361)		33,755,794

SHORT TERM INVESTMENTS (14.31%)
MONEY MARKET FUND (14.31%)
Dreyfus Treasury & Agency Cash Management Fund ‐ Institutional Shares, 7‐day yield, 0.626%	6,199,164	6,199,164
TOTAL SHORT TERM INVESTMENTS (Cost $6,199,164)		6,199,164

TOTAL INVESTMENTS (92.24%) (Cost $39,330,525)		$39,954,958

Other Assets In Excess Of Liabilities (7.76%)		3,363,365	(a)

NET ASSETS (100.00%)		$43,318,323

(a)	Includes cash which is being held as collateral for futures contracts.

See Notes to Consolidated Financial Statements.

Aspen Portfolio Strategy Fund	Consolidated Schedule of Investments

April 30, 2017

FUTURES CONTRACTS
At April 30, 2017, the Fund had the following outstanding futures contracts:

Description	Position	Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation
Commodity Contracts
Copper Future(a)	Long	11	07/27/2017	$717,063	$3,265
Gold 100 Oz Future(a)	Long	12	06/28/2017	1,521,960	3,251
Silver Future(a)	Short	8	07/27/2017	(690,480)	8,294
Soybean Future(a)	Short	44	07/14/2017	(2,103,750)	18,537
Equity Contracts
Euro STOXX 50 Index Future	Long	97	06/16/2017	3,706,627	127,555
Foreign Currency Contracts
Canadian Dollar Currency Future	Short	111	06/20/2017	(8,125,200)	132,841
Euro FX Currency Future	Long	20	06/19/2017	2,730,250	5,195
Interest Rate Contracts
Canadian 10 Year Bond Future	Long	25	06/21/2017	2,555,950	8,336
Long Gilt Future	Long	16	06/28/2017	2,658,167	5,563
				$2,970,587	$312,837

Description	Position	Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Depreciation
Commodity Contracts
Corn Future(a)	Long	38	07/14/2017	$696,350	$(13,916)
NY Harbor ULSD Future(a)	Long	11	05/31/2017	696,326	(16,529)
Sugar No. 11 (World) Future(a)	Short	79	06/30/2017	(1,427,182)	(22,513)
WTI Crude Future(a)	Long	15	05/22/2017	739,950	(66,029)
Equity Contracts
FTSE 100 Index Future	Long	14	06/16/2017	1,299,216	(25,598)
Nikkei 225 Index Future	Short	13	06/08/2017	(1,250,275)	(41,315)
S&P®500 E‐Mini Future	Long	117	06/16/2017	13,925,925	(1,393)
Foreign Currency Contracts
Australian Dollar Currency Future	Short	73	06/19/2017	(5,457,480)	(10,161)
Japanese Yen Currency Future	Long	48	06/19/2017	5,396,400	(72,582)
Interest Rate Contracts
Euro‐Bund Future	Short	29	06/08/2017	(5,110,583)	(17,083)
U.S. 10 Year Treasury Note Future	Short	21	06/21/2017	(2,640,095)	(6,943)
				$6,868,552	$(294,062)

Common Abbreviations:
FTSE - Financial Times and the London Stock Exchange
S&P - Standard and Poor's
ULSD - Ultra Low Sulfur Diesel

(a)	Owned by an entity that is owned by the Fund and is consolidated as described in Note 1 of the Notes to the Consolidated Financial Statements.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more  widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Consolidated Financial Statements.

Annual Report | April 30, 2017	13

Aspen Funds	Consolidated Statements of Assets & Liabilities

April 30, 2017

	Aspen Managed Futures Strategy Fund	Aspen Portfolio Strategy Fund
ASSETS:
Investments, at value	$180,829,760	$39,954,958
Cash	5,642,466	–
Foreign currency, at value(Cost $– and $101,401) (Note 3)	–	103,225
Deposit with broker for futures contracts (Note 3)	18,616,052	3,377,009
Receivable for investments sold	5,090,875	–
Receivable for shares sold	236,554	75,506
Interest receivable	85,087	4,508
Offering costs (Note 2)	–	48,385
Prepaid and other assets	13,733	3,751
Total assets	210,514,527	43,567,342

LIABILITIES:
Foreign cash due to broker for futures contracts (Cost $2,768,312 and $–) (Note 3)	2,706,311	–
Payable to advisor	129,829	6,141
Payable for investments purchased	5,643,380	–
Variation margin payable	264,177	90,558
Payable for shares redeemed	213,719	105,618
Payable for administration fees	22,290	11,652
Payable for distribution and service fees
Class A	4,420	2,182
Payable for transfer agency fees	7,886	3,128
Delegated transfer agent equivalent services fees
Class A	230	–
Class I	30,001	2,573
Payable for trustee fees and expenses	890	258
Payable for professional fees	29,162	23,204
Payable for chief compliance officer fees	3,123	605
Payable for principal financial officer fees	406	11
Payable for licensing fees	43,276	–
Accrued expenses and other liabilities	7,270	3,089
Total liabilities	9,106,370	249,019
NET ASSETS	$201,408,157	$43,318,323

NET ASSETS CONSIST OF:

Paid‐in capital (Note 5)	$229,634,590	$43,488,585
Accumulated net investment income/(loss)	(592,781)	62,516
Accumulated net realized loss	(25,035,605)	(878,395)
Net unrealized appreciation/(depreciation)	(2,598,047)	645,617
NET ASSETS	$201,408,157	$43,318,323

INVESTMENTS, AT COST	$180,977,433	$39,330,525

See Notes to Consolidated Financial Statements.

Aspen Funds	Consolidated Statements of Assets & Liabilities

April 30, 2017

PRICING OF SHARES:
Class A:
Net Asset Value, offering and redemption price per share	$8.12	$24.45
Net Assets	$6,330,770	$2,196,398
Shares of beneficial interest outstanding	779,627	89,845
Maximum offering price per share (NAV/0.9450), based on maximum sales charge of 5.50% of the offering price	$8.59	$25.87

Class I:
Net Asset Value, offering and redemption price per share	$8.25	$24.48
Net Assets	$195,077,386	$41,121,925
Shares of beneficial interest outstanding	23,636,548	1,679,893

See Notes to Consolidated Financial Statements.

Annual Report | April 30, 2017	15

Aspen Funds	Consolidated Statements of Operations

For the Year or Period Ended April 30, 2017

	Aspen Managed Futures Strategy Fund	Aspen Portfolio Strategy Fund(a)
INVESTMENT INCOME:
Interest	$1,237,418	$–
Dividends	5,983	159,526
Total investment income	1,243,401	159,526

EXPENSES:
Investment advisory fees (Note 6)	1,871,444	102,326
Investment advisory fees ‐ subsidiary (Note 6)	169,945	2,784
Administrative fees	236,234	31,446
Distribution and service fees
Class A	21,562	3,874
Transfer agency fees	73,351	10,315
Delegated transfer agent equivalent services fees
Class A	1,747	–
Class I	180,348	4,830
Professional fees	49,069	23,459
Offering costs	–	31,494
Custodian fees	11,871	3,838
Trustee fees and expenses	17,983	12,885
Principal financial officer fees	4,861	139
Chief compliance officer fees	36,388	1,755
Licensing fees	623,814	–
Other	44,532	5,972
Total expenses before waiver/reimbursement	3,343,149	235,117
Waiver of investment advisory fees	–	(69,902)
Waiver of investment advisory fees ‐ subsidiary (Note 6)	(169,945)	(2,784)
Total net expenses	3,173,204	162,431
NET INVESTMENT LOSS	(1,929,803)	(2,905)

Net realized gain/(loss) on investments	5,768	(218)
Net realized loss on futures contracts	(7,984,165)	(1,515,500)
Net realized gain on foreign currency transactions	316,994	1,071
Total net realized loss	(7,661,403)	(1,514,647)
Net change in unrealized appreciation/(depreciation) of investments	(242,460)	624,433
Net change in unrealized appreciation/(depreciation) on futures contracts	(7,635,549)	18,775
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currency transactions	105,959	2,409
Net change in unrealized appreciation/(depreciation)	(7,772,050)	645,617
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(15,433,453)	(869,030)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,363,256)	$(871,935)

(a)	The Aspen Portfolio Strategy Fund is for the period from December 29, 2016 (commencement of operations) to April 30, 2017.

See Notes to Consolidated Financial Statements.

Aspen Managed Futures Strategy Fund	Consolidated Statements of Changes in Net Assets

	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016
OPERATIONS:
Net investment loss	$(1,929,803)	$(2,786,624)
Net realized loss	(7,661,403)	(22,047,854)
Net change in unrealized appreciation/(depreciation)	(7,772,050)	9,897,802
Net decrease in net assets resulting from operations	(17,363,256)	(14,936,676)

DISTRIBUTIONS TO SHAREHOLDERS (Note 4):
From net investment income
Class A	(87,401)	(290,384)
Class I	(2,130,729)	(4,854,577)
From net realized gains on investments
Class A	–	(1,080,184)
Class I	–	(15,329,525)
Net decrease in net assets from distributions	(2,218,130)	(21,554,670)

SHARE TRANSACTIONS (Note 5):
Class A
Proceeds from sales of shares	5,709,455	17,757,620
Distributions reinvested	77,296	1,314,015
Cost of shares redeemed	(18,518,215)	(20,727,211)
Redemption fees	2,337	5,100
Class I
Proceeds from sales of shares	67,326,891	83,806,547
Distributions reinvested	1,277,264	16,756,950
Cost of shares redeemed	(119,175,878)	(44,568,213)
Redemption fees	9,991	2,041
Net increase/(decrease) from share transactions	(63,290,859)	54,346,849

Net increase/(decrease) in net assets	(82,872,245)	17,855,503

NET ASSETS:
Beginning of period	284,280,402	266,424,899
End of period*	$201,408,157	$284,280,402
*Includes accumulated net investment income/(loss) of:	$(592,781)	$2,217,954

Other Information:
SHARE TRANSACTIONS:
Class A
Sold	657,148	1,836,531
Distributions reinvested	8,695	146,490
Redeemed	(2,116,176)	(2,134,823)
Net decrease in shares outstanding	(1,450,333)	(151,802)

Class I
Sold	7,602,448	8,468,843
Distributions reinvested	141,447	1,837,385
Redeemed	(13,558,549)	(4,699,475)
Net increase/(decrease) in shares outstanding	(5,814,654)	5,606,753

See Notes to Consolidated Financial Statements.

Annual Report | April 30, 2017	17

Aspen Portfolio Strategy Fund	Consolidated Statements of Changes in Net Assets

For the Period Ended April 30, 2017(a)
OPERATIONS:
Net investment loss	$(2,905)
Net realized loss	(1,514,647)
Net change in unrealized appreciation	645,617
Net decrease in net assets resulting from operations	(871,935)

SHARE TRANSACTIONS (Note 5):
Class A
Proceeds from sales of shares	4,346,888
Cost of shares redeemed	(2,024,348)
Class I
Proceeds from sales of shares	42,535,105
Cost of shares redeemed	(669,987)
Redemption fees	2,600
Net increase from share transactions	44,190,258

Net increase in net assets	43,318,323

NET ASSETS:
Beginning of period	–
End of period*	$43,318,323
*Includes accumulated net investment income of:	$62,516

Other Information:
SHARE TRANSACTIONS:
Class A
Sold	173,467
Redeemed	(83,622)
Net increase in shares outstanding	89,845

Class I
Sold	1,707,193
Redeemed	(27,300)
Net increase in shares outstanding	1,679,893

(a)	The Aspen Portfolio Strategy Fund is for the period from December 29, 2016 (commencement of operations) to April 30, 2017.

See Notes to Consolidated Financial Statements.

Aspen Managed Futures Strategy Fund – Class A	Consolidated Financial Highlights

For a share outstanding throughout the periods presented.

	For the Year Ended April 30, 2017(a)		For the Year Ended April 30, 2016(a)		For the Year Ended April 30, 2015(a)	For the Year Ended April 30, 2014(a)	For the Year Ended April 30, 2013(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$8.83		$10.01		$8.97	$9.29	$8.95
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.04)		(0.12)		(0.14)	(0.16)	(0.16)
Net realized and unrealized gain/(loss) on investments	(0.57)		(0.39)		1.39	(0.05)	0.50
Total from investment operations	(0.61)		(0.51)		1.25	(0.21)	0.34
LESS DISTRIBUTIONS:
From net investment income	(0.10)		(0.14)		–	–	–
Distributions from net realized gain on investments	–		(0.53)		(0.21)	(0.12)	–
Total distributions	(0.10)		(0.67)		(0.21)	(0.12)	–
REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00	(c)	0.00	(c)	0.00 (c)	0.01	0.00 (c)
INCREASE/(DECREASE) IN NET ASSET VALUE	(0.71)		(1.18)		1.04	(0.32)	0.34
NET ASSET VALUE, END OF PERIOD	$8.12		$8.83		$10.01	$8.97	$9.29

TOTAL RETURN(d)	(6.97%)		(5.20%)		14.00%	(2.15%)	3.80%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)	$6,331		$19,682		$23,850	$12,914	$3,350

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding fee waivers/reimbursements	1.00	%(e)	1.56	%(e)	1.64%	1.83%	1.80%
Operating expenses including fee waivers/reimbursements	1.00%		1.56%		1.64%	1.83%	1.80%
Net investment loss including fee waivers/reimbursements	(0.52%)		(1.24%)		(1.50%)	(1.72%)	(1.75%)

PORTFOLIO TURNOVER RATE	31%		58%		38%	90%	0%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Aspen Futures Fund Ltd. (subsidiary), exclusive of the subsidiary's management fee.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Total return does not reflect the effect of sales charges.
(e)
The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 6 for additional detail). The ratio inclusive of that fee would be 1.07% and 1.64% for the years ended April 30, 2017 and April 30, 2016, respectively.

See Notes to Consolidated Financial Statements.

Annual Report | April 30, 2017	19

Aspen Managed Futures Strategy Fund – Class I	Consolidated Financial Highlights

For a share outstanding throughout the periods presented.

	For the Year Ended April 30, 2017(a)		For the Year Ended April 30, 2016(a)		For the Year Ended April 30, 2015(a)	For the Year Ended April 30, 2014(a)	For the Year Ended April 30, 2013(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$8.98		$10.17		$9.07	$9.36	$8.98
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.07)		(0.09)		(0.11)	(0.11)	(0.11)
Net realized and unrealized gain/(loss) on investments	(0.58)		(0.40)		1.42	(0.06)	0.49
Total from investment operations	(0.65)		(0.49)		1.31	(0.17)	0.38
LESS DISTRIBUTIONS:
From net investment income	(0.08)		(0.17)		–	–	–
Distributions from net realized gain on investments	–		(0.53)		(0.21)	(0.12)	–
Total distributions	(0.08)		(0.70)		(0.21)	(0.12)	–
REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00	(c)	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)
INCREASE/(DECREASE) IN NET ASSET VALUE	(0.73)		(1.19)		1.10	(0.29)	0.38
NET ASSET VALUE, END OF PERIOD	$8.25		$8.98		$10.17	$9.07	$9.36

TOTAL RETURN	(7.33%)		(4.97%)		14.51%	(1.81%)	4.23%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)	$195,077		$264,598		$242,575	$167,258	$120,769

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding fee waivers/reimbursements	1.28	%(d)	1.22	%(d)	1.25%	1.30%	1.25%
Operating expenses including fee waivers/reimbursements	1.28%		1.22%		1.25%	1.30%	1.25%
Net investment loss including fee waivers/reimbursements	(0.78%)		(0.94%)		(1.11%)	(1.20%)	(1.20%)

PORTFOLIO TURNOVER RATE	31%		58%		38%	90%	0%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Aspen Futures Fund Ltd. (subsidiary), exclusive of the subsidiary's management fee.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)
The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 6 for additional detail). The ratio inclusive of that fee would be 1.35% and 1.30% for the years ended April 30, 2017 and April 30, 2016, respectively.

See Notes to Consolidated Financial Statements.

Aspen Portfolio Strategy Fund – Class A	Consolidated Financial Highlights

For a share outstanding throughout the periods presented.

	For the Period Ended April 30, 2017(a)(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(c)	(0.03)
Net realized and unrealized loss on investments	(0.52)
Total from investment operations	(0.55)
DECREASE IN NET ASSET VALUE	(0.55)
NET ASSET VALUE, END OF PERIOD	$24.45

TOTAL RETURN(d)	(2.20	%)(e)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)	$2,196

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding fee waivers/reimbursements	2.79	%(f)(g)
Operating expenses including fee waivers/reimbursements	1.95	%(f)
Net investment loss including fee waivers/reimbursements	(0.40	%)(f)

PORTFOLIO TURNOVER RATE	0	%(e)(h)

(a)	The Aspen Portfolio Strategy Fund commenced investment operations on December 29, 2016.
(b)	Per share amounts and ratios to average net assets include income and expenses of the Aspen Portfolio Strategy Fund Ltd. (subsidiary), exclusive of the subsidiary's management fee.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Total return does not reflect the effect of sales charges.
(e)	Not annualized.
(f)	Annualized.
(g)
The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 6 for additional detail).  The ratio inclusive of that fee would be 2.82% for the period ended April 30, 2017.

(h)	Less than 0.05%.

See Notes to Consolidated Financial Statements.

Annual Report | April 30, 2017	21

Aspen Portfolio Strategy Fund – Class I	Consolidated Financial Highlights

For a share outstanding throughout the periods presented.

	For the Period Ended April 30, 2017(a)(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.00	(d)(e)
Net realized and unrealized loss on investments	(0.52)
Total from investment operations	(0.52)
REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00	(d)
DECREASE IN NET ASSET VALUE	(0.52)
NET ASSET VALUE, END OF PERIOD	$24.48

TOTAL RETURN	(2.08	%)(f)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)	$41,122

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding fee waivers/reimbursements	2.22	%(g)(h)
Operating expenses including fee waivers/reimbursements	1.55	%(g)
Net investment income including fee waivers/reimbursements	0.01	%(g)

PORTFOLIO TURNOVER RATE	0	%(f)(i)

(a)	The Aspen Portfolio Strategy Fund commenced investment operations on December 29, 2016.
(b)	Per share amounts and ratios to average net assets include income and expenses of the Aspen Portfolio Strategy Fund Ltd. (subsidiary), exclusive of the subsidiary's management fee.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Less than $0.005 per share.
(e)
The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(f)	Not annualized.
(g)	Annualized.
(h)
The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 6 for additional detail).  The ratio inclusive of that fee would be 2.25% for the period ended April 30, 2017.

(i)	Less than 0.05%.

See Notes to Consolidated Financial Statements.

Aspen Funds	Notes to Consolidated Financial Statements

April 30, 2017

1. ORGANIZATION

Financial Investors Trust  (the  “Trust”), a  Delaware statutory  trust,  is an open‐end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2017, the Trust consists of multiple separate portfolios or series. This annual report describes the Aspen Managed Futures Strategy Fund and the Aspen Portfolio Strategy Fund (individually a “Fund” and collectively, the “Funds”). The Aspen Managed Futures Strategy Fund seeks investment results that replicate as closely as possible, before fees and expenses, the price and yield performance of the Aspen Managed Futures Beta Index (the “MFBI” or “Index”). The Aspen Portfolio Strategy Fund seeks long‐term  capital  appreciation.  The  Funds  offer  Class  A  and  Class  I  shares.  The  Aspen  Portfolio  Strategy  Fund  commenced  operations  on  December 29, 2016.

Basis of Consolidation
Aspen Futures Fund, Ltd. (the “Aspen Fund Subsidiary”), a Cayman Islands exempted company, is a wholly owned subsidiary of the Aspen Managed Futures Strategy Fund and Aspen Portfolio Strategy Fund, Ltd. (the “Aspen Portfolio Subsidiary”), a Cayman Islands exempted company, is a wholly owned subsidiary of the Aspen Portfolio Strategy Fund. The investment objective of both the Aspen Fund Subsidiary and the Aspen Portfolio Subsidiary (collectively the “Subsidiaries”) is designed to enhance the ability of the Funds to obtain exposure to equities, financial, currency and commodities markets consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Subsidiaries are subject to substantially the same investment policies and investment restrictions as the Funds. The Subsidiaries act as an investment vehicle for the Funds in order to effect certain commodity‐related investments on behalf of the Funds. Investments in the Subsidiaries are expected to provide the Funds with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and recent IRS revenue rulings, as discussed below under “Federal Income Taxes”. The Funds are the sole shareholder of the Subsidiaries pursuant to a subscription agreement dated as of August 2, 2011 for the Aspen Fund Subsidiary and December 16, 2016 for the Aspen Portfolio Subsidiary and it is intended that each Fund will remain the sole shareholder and will continue to control the Subsidiaries. Under the Articles of Association of the Subsidiaries, shares issued by the Subsidiaries confers upon a shareholder the right to wholly own and vote at general meetings of the Subsidiaries  and certain rights in connection with any winding‐up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiaries. Each Fund may invest up to 25% of their total assets in shares of the Subsidiaries. All investments held by the Subsidiaries are disclosed in the accounts of each Fund. As a wholly owned subsidiary of the Funds, all assets and liabilities, income and expenses of the Subsidiaries are consolidated in the financial statements and financial highlights of the Funds. All investments held by the Subsidiaries are disclosed in the accounts of the Funds. As of April 30, 2017, net assets of the Aspen Managed Futures Strategy Fund were $201,408,157, of which net assets of $18,008,440 or 8.94%, represented the Fund’s ownership of all issued shares and voting rights of the Aspen Fund Subsidiary. As of April 30, 2017, net assets of the Aspen Portfolio Strategy Fund were $43,318,323, of which $993,988 or 2.29%, represented the Fund's ownership of all issued shares and voting rights of the Aspen Portfolio Subsidiary.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).  The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period.  Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP. The following is a summary of significant accounting policies consistently followed by the Funds and Subsidiaries in preparation of the financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open‐end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange‐traded open‐end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third‐party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in  the security.

Annual Report | April 30, 2017	23

Aspen Funds	Notes to Consolidated Financial Statements

April 30, 2017

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over‐the‐counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity.

Forward currency exchange contracts have a fair value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service.

Investment securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board.

When such prices or quotations are not available, or when Aspen Partners, Ltd. (the “Adviser”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements:  The Funds disclose the classification of their fair value measurements following a three‐tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in their entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2	–
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–
Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Aspen Funds	Notes to Consolidated Financial Statements

April 30, 2017

The following is a summary of each input used to value the Funds as of April 30, 2017:

Aspen Managed Futures Strategy Fund

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Government Bonds	$–	$54,570,874	$–	$54,570,874
Short Term Investments
Money Market Fund	2,835,019	–	–	2,835,019
U.S. Treasury Bills	–	123,423,867	–	123,423,867
TOTAL	$2,835,019	$177,994,741	$–	$180,829,760
Other Financial Instruments
Assets:
Futures Contracts
Commodity Contracts	$37,963	$–	$–	$37,963
Equity Contracts	593,070	–	–	593,070
Foreign Currency Contracts	468,400	–	–	468,400
Interest Rate Contracts	41,634	–	–	41,634
Liabilities:
Futures Contracts
Commodity Contracts	(541,009)	–	–	(541,009)
Equity Contracts	(289,930)	–	–	(289,930)
Foreign Currency Contracts	(2,740,023)	–	–	(2,740,023)
Interest Rate Contracts	(85,737)	–	–	(85,737)
TOTAL	$(2,515,632)	$–	$–	$(2,515,632)

Aspen Portfolio Strategy Fund
Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Exchange Traded Funds	$33,755,794	$–	$–	$33,755,794
Short Term Investments	6,199,164	–	–	6,199,164
TOTAL	$39,954,958	$–	$–	$39,954,958
Other Financial Instruments
Assets:
Futures Contracts
Commodity Contracts	$33,347	$–	$–	$33,347
Equity Contracts	127,555	–	–	127,555
Foreign Currency Contracts	138,036	–	–	138,036
Interest Rate Contracts	13,899	–	–	13,899
Liabilities:
Futures Contracts
Commodity Contracts	(118,987)	–	–	(118,987)
Equity Contracts	(68,306)	–	–	(68,306)
Foreign Currency Contracts	(82,743)	–	–	(82,743)
Interest Rate Contracts	(24,026)	–	–	(24,026)
TOTAL	$18,775	$–	$–	$18,775

The Funds recognize transfers between levels as of the end of the period. For the year or period ended April 30, 2017, the Funds did not have any transfers between Level 1 and Level 2 securities. For the year or period ended April 30, 2017, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Funds use for federal income tax purposes. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex‐dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to their average daily net assets.

Annual Report | April 30, 2017	25

Aspen Funds	Notes to Consolidated Financial Statements

April 30, 2017

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign  currency,  less  complete  financial  information  about  companies  and  possible  future  adverse  political  and  economic  developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked‐to‐market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Trust Expenses: Some expenses of the Trust can be directly attributed to each of the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a class of shares of the Funds, including distribution fees (Rule 12b‐1 fees) and shareholder servicing fees, are charged directly to that share class.  All expenses of the Funds, other than class specific expenses, are allocated daily to each class in proportion to their average daily net assets.

Offering Costs: Offering costs, including costs of printing initial prospectuses, legal and registration fees, are being amortized over twelve months from the inception date of the Aspen Portfolio Strategy Fund. Amounts amortized during the period ended April 30, 2017 for the Aspen Portfolio Strategy Fund are shown on the Statements of Operations. As of April 30, 2017, $48,385, of offering costs remain to be amortized for the Aspen Portfolio Strategy Fund.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on distributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year or period ended April 30, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: The Funds normally pay dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Funds receive from their investments, including short term capital gains. Long term capital gains distributions are derived from gains realized when the Funds sell a security it has owned for more than a year. The Funds may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for the Funds to avoid or reduce taxes.

3. DERIVATIVE INSTRUMENTS

The Funds use derivatives (including futures) to pursue their investment objective. The Funds’ use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks may include (i) the risk that the counterparty to a derivative transaction may not fulfill their contractual obligations, (ii) risk of mispricing or improper valuation, and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the Funds to lose more than the principal amount invested. In addition, investments in derivatives involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the Funds.

Aspen Funds	Notes to Consolidated Financial Statements

April 30, 2017

The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

In addition, use of derivatives may increase or decrease exposure to the following risk factors:

•	Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•
Interest Rate Risk:  When the Funds invest in fixed‐income securities or derivatives, the value of an investment in the Funds will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed‐income securities or derivatives owned by the Funds. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter‐term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay their obligation early, reducing the amount of interest payments).

•
Foreign Currency Risk:  Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk.  Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country may interfer with international transactions in its currency. Counterparty credit risk arises when the counterparty will not fulfill its obligations to the Funds. Short sale risk arises from the sale of a security that is not owned, or any sale that is completed by the delivery of a security borrowed.

•
Commodity Risk: Exposure to the commodities markets may subject the Funds to greater volatility than investments in traditional securities. Commodity prices are influenced by unfavorable weather, animal and plant disease, geologic and environmental factors, as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Futures: The Funds and the Subsidiaries may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date. When the Funds or the Subsidiaries enter into a futures contract, it is required to deposit with (or for the benefit of) their broker an amount of cash or short‐term high‐quality securities as “initial margin”. The margin requirements are set by the exchange on which the contract is traded and may be modified during the term of the contract.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Funds upon termination of the contract, assuming all contractual obligations have been satisfied.  As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin”, are made or received by the Funds or the Subsidiaries each day, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by the Funds. Variation margin does not represent a borrowing or loan by the Funds but is instead a settlement between the Funds and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. When the Funds or the Subsidiaries enter into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Funds’ or the Subsidiaries’ ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities, commodities or interest rates. Futures contracts are exchange‐traded. Exchange‐traded futures are standardized contracts and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risk to the Funds and the Subsidiaries are reduced. With exchange traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as a counterparty to all exchange traded futures, guarantees the futures against default.

Annual Report | April 30, 2017	27

Aspen Funds	Notes to Consolidated Financial Statements

April 30, 2017

Consolidated Statement of Assets and Liabilities – Fair Value of Derivative Instruments as of April 30, 2017:

Risk Exposure	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liabilities Derivatives Statement of Assets and Liabilities Location	Fair Value
Aspen Managed Futures Strategy Fund
Futures Contracts	Unrealized appreciation on futures contracts(a)	$1,147,067	Unrealized depreciation on futures contracts(a)	$3,656,699
		$1,147,067		$3,656,699

	Risk Exposure to Fund
	Commodity Contracts	$37,963		$541,009
	Equity Contracts	593,070		289,930
	Foreign Currency Contracts	468,400		2,740,023
	Interest Rate Contracts	41,634		85,737
		$1,147,067		$3,656,699
Aspen Portfolio Strategy Fund
Futures Contracts	Unrealized appreciation on futures contracts(a)	$312,837	Unrealized depreciation on futures contracts(a)	$294,062
		$312,837		$294,062

	Risk Exposure to Fund
	Commodity Contracts	$33,347		$118,987
	Equity Contracts	127,555		68,306
	Foreign Currency Contracts	138,036		82,743
	Interest Rate Contracts	13,899		24,026
		$312,837		$294,062

(a)
Represents cumulative appreciation/(depreciation) of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s net variation margin is reported within the Consolidated Statement of Assets and Liabilities.

Aspen Funds	Notes to Consolidated Financial Statements

April 30, 2017

Consolidated Statements of Operations – The effect of Derivative Instruments for the year or period ended April 30, 2017:

Derivatives Instruments	Location of Gain/(Loss) on Derivatives Statement of Operations	Realized Gain/(Loss) on Derivatives Statement of Operations	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Statement of Operations
Aspen Managed Futures Strategy Fund
Futures Contracts	Net realized loss on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$(7,954,165)	$(7,635,549)
		$(7,984,165)	$(7,635,549)

	Risk Exposure to Fund
	Commodity Contracts	$(3,631,950)	$(2,014,909)
	Equity Contracts	105,920	916,927
	Foreign Currency Contracts	(4,009,862)	(7,050,595)
	Interest Rate Contracts	(448,273)	513,028
		$(7,984,165)	$(7,635,549)
Aspen Portfolio Strategy Fund
Futures Contracts	Net realized loss on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$(1,515,500)	$18,775
		$(1,515,500)	$18,775

	Risk Exposure to Fund
	Commodity Contracts	$(637,307)	$(85,640)
	Equity Contracts	464,552	59,249
	Foreign Currency Contracts	(940,317)	55,293
	Interest Rate Contracts	(402,428)	(10,127)
		$(1,515,500)	18,775

The average number of net futures contracts held by the Aspen Managed Futures Strategy Fund and the Aspen Portfolio Strategy Fund during the period was 1,197 and 207, respectively.

4. TAX BASIS INFORMATION

Reclassifications: Reclassifications to paid‐in capital relate primarily to differing book/tax treatment of foreign currency transactions and income from a controlled foreign corporation. For the year ended April 30, 2017, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Aspen Managed Futures Strategy Fund	$(4,652,228)	$1,337,198	$3,315,030
Aspen Portfolio Strategy Fund	(701,673)	65,421	636,252

Included in those amounts reclassified was a net operating loss offset to Paid‐in capital for the Aspen Managed Futures Strategy Fund in the amount of $1,029,481.

Annual Report | April 30, 2017	29

Aspen Funds	Notes to Consolidated Financial Statements

April 30, 2017

Tax Basis of Investments: As of April 30, 2017, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized depreciation for Federal tax purposes was as follows:

	Cost of Investments	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation on Futures Contracts and Foreign Currencies	Net Appreciation on Investments
Aspen Managed Futures Strategy Fund	$180,977,433	$6	$(147,679)	$(2,450,374)	$(2,598,047)
Aspen Portfolio Strategy Fund	39,330,634	624,324	–	21,184	645,508

Components of Distributable Earnings: At April 30, 2017, components of distributable earnings were on a tax basis as follows:

	Aspen Managed Futures Strategy Fund	Aspen Portfolio Strategy Fund
Undistributed ordinary income	$–	$62,516
Accumulated net capital losses	(27,044,929)	(773,285)
Net unrealized appreciation/(depreciation)	(2,598,047)	645,508
Other cumulative effect of timing differences	1,416,543	(105,001)
Total distributable earnings	$(28,226,433)	$(170,262)

Capital Losses: As of April 30, 2017, the Funds have available for Federal income tax purposes unused capital losses that may be used to offset future realized capital gains. The Aspen Managed Futures Strategy Fund had $9,065,416 in short‐term losses and $13,586,861 in long‐term losses that will be carried forward indefinitely to offset future realized gains.

The Aspen Managed Futures Strategy Fund and the Aspen Portfolio Strategy Fund elect to defer $4,392,652 and $773,285, respectively, to the period ending April 30, 2018, capital losses recognized during the period November 1, 2016 to April 30, 2017.

Ordinary Losses: As of April 30, 2017, Aspen Managed Futures Strategy Fund elected to defer to the period ending April 30, 2018, late year ordinary losses in the amount of $592,781.

Tax Basis of Distributions to Shareholders: Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The tax character of distributions paid during the year ending April 30, 2017 were as follows:

	Ordinary Income	Long-Term Capital Gain
Aspen Managed Futures Strategy Fund	$2,217,954	$–
Aspen Portfolio Strategy Fund	–	–

The tax character of distributions paid during the year ending April 30, 2016 were as follows:

	Ordinary Income	Long-Term Capital Gain
Aspen Managed Futures Strategy Fund	$13,114,807	$8,439,863
Aspen Portfolio Strategy Fund	–	–

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of each of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares.  Shares have no pre‐emptive rights.

Aspen Funds	Notes to Consolidated Financial Statements

April 30, 2017

Fund shares redeemed within 30 days of purchase may incur a 2% short‐term redemption fee deducted from the redemption amount. The amount of redemption fees received during the period are presented in the Consolidated Statement of Changes in Net Assets.

6. MANAGEMENT AND RELATED‐PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board. Pursuant to each Fund’s Investment Advisory Agreement, (the “Advisory Agreement”), the Aspen Managed Futures Strategy Fund will pay the Adviser an annual management fee of 0.75%, based on the Fund’s average daily net asset. The Aspen Portfolio Strategy Fund will pay the Adviser an annual management fee of 1.00%, based on the Fund’s average daily net assets. The management fee is paid on a monthly basis.

The Subsidiaries have each entered into a separate advisory agreement (collectively, the “Subsidiary Advisory Agreement”) with the Adviser for the management of each Subsidiary’s portfolio pursuant to which the Subsidiaries are obligated to pay the Adviser a management fee at the same rate that the Funds pay the Adviser for investment advisory services provided to the Funds. The Adviser has agreed to waive the advisory fee it receives from the Funds in an amount equal to the management fee paid by the Subsidiaries. This agreement may be terminated based on the terms of the Advisory Agreement. For the period or year ended April 30, 2017, this amount equaled $169,945 and $2,784 for Aspen Managed Futures Strategy Fund and the Aspen Portfolio Strategy Fund, respectively, and are disclosed in the Consolidated Statements of Operations. These waivers are not subject to reimbursement/recoupment.

The Adviser has contractually agreed to limit the Funds’ total annual fund operating expenses (exclusive of distribution and service (12b‐1) fees, shareholder services fees, acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.55% of each of the Funds’ average daily net assets for each of Class A and Class I Shares. This agreement (the “Expense Agreement”) is in effect from September 1, 2016 through August 31, 2017 for the Aspen Managed Futures Strategy Fund. The prior Expense Agreement for the Aspen Managed Futures Strategy Fund was in effect from April 1, 2013 through August 31, 2016. The Expense Agreement for the Aspen Portfolio Strategy Fund is in effect from December 14, 2016 through August 31, 2018. The Adviser will be permitted to recover, on a class‐by‐class basis, expenses it has borne through the Expense Agreement to the extent that the Funds’ expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. Notwithstanding the foregoing, the Funds will not be obligated to pay any such fees and expenses more than three years after the date of the waiver or reimbursement. The Adviser may not discontinue or modify this waiver prior to August 31, 2017 without the approval by the Funds’ Board of Trustees.

As of April 30, 2017, the fee waivers/reimbursements and recoupments of past waived fees were as follows:

Fund	Fees Waived/Reimbursed By Advisor	Recoupment of Past Waived Fees By Advisor	Total
Aspen Managed Futures Strategy Fund ‐ Class A	$–	$–	$–
Aspen Managed Futures Strategy Fund ‐ Class I	–	–	–
Aspen Portfolio Strategy Fund ‐ Class A	(8,063)	–	(8,063)
Aspen Portfolio Strategy Fund ‐ Class I	(61,839)	–	(61,839)

As of April 30, 2017, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2018	Expires 2019	Expires 2020	Total
Aspen Managed Futures Strategy Fund
Class A	$–	$–	$–	$–
Class I	–	–	–	–
Aspen Portfolio Strategy Fund
Class A	–	–	8,063	8,063
Class I	–	–	61,839	61,839

Fund Administrator Fees and Expenses
ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with its administrative activities.  Pursuant to an Administration Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assist in the Funds’ operations.  Officers of the Trust are employees of ALPS.  The Funds’ administration fee is accrued on a daily basis and paid monthly.  Administration fees paid by the Funds for the year or period ended April 30, 2017 are disclosed in the Consolidated Statements of Operations.

Annual Report | April 30, 2017	31

Aspen Funds	Notes to Consolidated Financial Statements

April 30, 2017

ALPS is reimbursed by the Funds for certain out‐of‐pocket expenses.

Transfer Agent
ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out‐of‐pocket expenses. Transfer agent fees paid by the Funds for the year or period ended April 30, 2017 are disclosed in the Consolidated Statements of Operations.

Compliance Services
ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a‐1 under the 1940 Act and receives an annual base fee.  ALPS is reimbursed for certain out‐of‐pocket expenses by the Funds. Compliance service fees paid by the Funds for the year or period ended April 30, 2017 are disclosed in the Consolidated Statements of Operations.

Principal Financial Officer
ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Funds for the year or period ended April 30, 2017 are disclosed in the Consolidated Statements of Operations.

Distributor
ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of the Funds’ shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker‐dealer with the U.S. Securities and Exchange Commission.

The Funds have adopted a plan of distribution for Class A shares pursuant to Rule 12b‐1 under the 1940 Act (the “Plan”). The Plan allows the Funds to use Class A assets to pay fees in connection with the distribution and marketing of Class A shares and/or the provision of shareholder services to Class A shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Class A shares as their funding medium and for related expenses. The recipients of such payments may include the Distributor, other affiliates of the Adviser, broker‐dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Funds. The Plan permits the Funds to use their Class A assets to make total payments at an annual rate of up to 0.25% of the Funds’ average daily net assets attributable to their Class A shares. The expenses of the plan are reflected as distribution and service fees in the Consolidated Statements of Operations.

The Funds have adopted a shareholder service plan (a “Shareholder Services Plan”) for Class A shares. Under the Shareholder Services Plan the Funds are authorized to compensate certain financial intermediaries, including broker‐dealers and the Funds’ affiliates, which may include the Distributor, Adviser and/or the transfer agent (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% for Class A shares of the average daily net asset value of the Class A shares attributable to or held in the name of a Participating Organizations for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organizations.  Any amount of such payment not paid to the Participating Organizations during the Funds’ fiscal year for such service activities shall be reimbursed to the Funds.  Shareholder Services Plan fees are included with distribution and service fees on the Consolidated Statements of Operations.

Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of the Funds. Transactions may be processed through the National Securities Clearing Corporation (“NSCC”) or similar systems or processed on a manual basis. These fees are paid by the Funds to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Funds converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Funds may increase. Fees paid by the Funds for the year or period ended April 30, 2017 are disclosed in the Consolidated Statements of Operations as Delegated Transfer Agent Equivalent Services.

Index Licensing Services
The Funds have adopted an Index Licensing Agreement and the Adviser pursuant to which the Fund pays the Adviser a monthly annualized licensing fee of 0.25%, based on the Funds’ average daily net assets for the right to use the Index in connection with the Fund. Fees paid by the Funds for the year or period ended April 30, 2017 are disclosed in the Consolidated Statement of Operations as Licensing fees.

Aspen Funds	Notes to Consolidated Financial Statements

April 30, 2017

7. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of U.S. Government securities (excluding short‐term securities) during the year ended April 30, 2017 were as follows:

Aspen Managed Futures Strategy Fund
Cost of Investments Purchased	$35,615,345
Proceeds from Investments Sold	$161,769,325
Aspen Portfolio Strategy Fund
Cost of Investments Purchased	$33,007,093
Proceeds from Investments Sold	$20,234

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. RECENT ACCOUNTING PRONOUNCEMENT

On October 13, 2016, the SEC amended Regulation S‐X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S‐X is August 1, 2017.  Management is currently evaluating the impact to the financial statements and disclosures.

Annual Report | April 30, 2017	33

Aspen Managed Futures Strategy Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying consolidated statements of assets & liabilities, including the consolidated schedules of investments, of Aspen Managed Futures Strategy Fund and subsidiary and Aspen Portfolio Strategy Fund and subsidiary (the “Funds”), two of the portfolios constituting Financial Investors Trust, as of April 30, 2017, and as to Aspen Managed Futures Strategy Fund, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, and as to Aspen Portfolio Strategy Fund and subsidiary, the related consolidated statements of operations and changes in net assets and the consolidated financial highlights for the period December 29, 2016 (commencement  of  operations)  to  April  30,  2017.  These  financial  statements  and  financial  highlights  are  the  responsibility  of  the  Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian and broker; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aspen Managed Futures Strategy Fund and subsidiary and Aspen Portfolio Strategy Fund and subsidiary of Financial Investors Trust as of April 30, 2017, and as to Aspen Managed Futures Strategy Fund, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and as to Aspen Portfolio Strategy Fund and subsidiary, the results of its operations, changes in its net assets, and the financial highlights for the period December 29, 2016 (commencement of operations) to April 30, 2017, in conformity with accounting principles generally accepted in the United States  of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
June 27, 2017

Aspen Funds	Disclosure Regarding Approval of Fund Advisory Agreement

April 30, 2017 (Unaudited)

ASPEN MANAGED FUTURES STRATEGY FUND

On March 14, 2017, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and the Adviser (the “Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act.  In renewing and approving the Investment Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Fund:

Investment Advisory Fee Rate:  The Trustees reviewed and considered the contractual annual advisory fee paid by the Trust, on behalf of the Fund, to the Adviser, of 0.75% of the Fund’s daily net assets, in light of the extent and quality of the advisory services provided by the Adviser to the Fund.

The Board received and considered information including a comparison of the Fund’s contractual and actual advisory fees and overall expenses with those of funds in the peer groups and universes of funds provided by an independent provider of investment company data (the “Data Provider”) and also considered the Adviser’s statements that the expense structure of the Fund had not changed significantly relative to its peers.  The Trustees noted that the contractual advisory fee rate for the Fund was below each of the funds in the Data Provider peer group.

Total Expense Ratios:  The Trustees further reviewed and considered the total expense ratio (after waivers) of 1.56% for the Fund’s Class A Shares and 1.22% for the Fund’s Class I Shares.  The Trustees noted that the Fund’s total expense ratio (after waivers) for its Class A shares and for its Class I shares was below the Data Provider peer group median total expense ratio (after waivers).

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement:    The  Trustees  received  and  considered information regarding the nature, extent, and quality of services provided to the Fund under the Investment Advisory Agreement.  The Trustees reviewed certain background materials supplied by the Adviser in its presentation, including its Form ADV.

The Trustees reviewed and considered the Adviser’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by the Adviser and its affiliated entities.  The Trustees also reviewed the research and decision‐making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Fund.

The Trustees considered the background and experience of the Adviser’s management in connection with the Fund, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day‐to‐day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, the Adviser’s insider trading policies and procedures and its Code of Ethics.

Performance:  The Trustees reviewed performance information provided by the Adviser for the Fund for the annualized 3‐year and 5‐year, and year‐to‐date periods ended December 31, 2016, including a comparison of the Fund’s performance to its benchmark and the performance of a group of comparable funds selected by the Adviser.  The Trustees noted that the performance of the Fund lagged slightly, but was within an acceptable range of, the Fund’s benchmark and peer fund median over the 3‐year and 5‐year periods.  The Trustees also considered the Adviser’s discussion of the Fund’s underlying portfolio diversification categories, its top contributors and top detractors, as well as the Adviser’s performance and reputation generally and its investment techniques, risk management controls, and decision‐making processes.

Comparable Accounts: The Trustees noted the Adviser’s statements that it did not offer the Fund’s strategy to other investment companies or large institutional clients.

Profitability:  The Trustees received and considered a retrospective and projected profitability analysis prepared by the Adviser based on the fees payable under the Investment Advisory Agreement with respect to the Fund.  The Trustees considered the profits, if any, anticipated to be realized by the Adviser in connection with the operation of the Fund.  The Board then reviewed the Adviser’s audited financial statements for the years ended December 31, 2015 and 2014 in order to analyze the financial condition and stability and profitability of the Adviser.

Economies of Scale:  The Trustees considered whether economies of scale in the provision of services to the Fund will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Fund, including whether soft dollar arrangements were used.

In renewing the Adviser as the Fund’s investment adviser and renewing the Investment Advisory Agreement and the fees charged under the Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Investment Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process.  The Trustees, including all of the Independent Trustees, concluded that:

Annual Report | April 30, 2017	35

Aspen Funds	Disclosure Regarding Approval of Fund Advisory Agreement

April 30, 2017 (Unaudited)

•	the Fund’s contractual advisory fee rate remains below each of the funds in the Data Provider peer group;
•	the Fund’s total expense ratio (after waivers) remains below its Data Provider peer group median total expense ratio (after waivers);
•	the nature, extent and quality of services rendered by the Adviser under the Investment Advisory Agreement with respect to the Fund were adequate;
•
for the period ended December 31, 2016, the performance of the Fund lagged slightly, but was within an acceptable range of, the Fund’s benchmark and peer fund median over the 3‐year and 5‐year periods;

•	there were no directly comparable accounts managed by the Adviser for the Board to consider;
•	the profit, if any, realized by the Adviser in connection with the operation of the Fund is not unreasonable to the Fund; and
•	there were no material economies of scale or other incidental benefits accruing to the Adviser in connection with its relationship with the Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that the Adviser’s compensation for investment advisory services is consistent with the best interests of the Fund and  its shareholders.

ASPEN PORTFOLIO STRATEGY FUND

On December 13, 2016, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and the Adviser (the “Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act.  In renewing and approving the Investment Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Fund:

Investment Advisory Fee Rate:  The Trustees reviewed and considered the contractual annual advisory fee paid by the Trust, on behalf of the Fund, to the Adviser of 1.00% of the Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by the Adviser to the Fund.

The Board received and considered information including a comparison of the Fund’s contractual and actual management fees and overall expenses with those of funds in the expense group and universes of funds selected by an independent provider of investment company data (the “Data Provider”).  The Trustees noted that the contractual management fee rate for the Fund was below the average and median contractual management fee rates of the Data Provider expense group.

Total Expense Ratios:  Based on such information, the Trustees further reviewed and considered the projected total expense ratios (after waivers) of 1.95% for the Fund’s Class A Shares and 1.55% of the Fund’s Class I Shares.  The Trustees noted that the Fund’s total expense ratio (after waivers) for its Class A shares was above the median total expense ratio (after waivers) for its Data Provider expense group and for its Class I shares was below the median total expense ratio (after waivers) for its Data Provider expense group.

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement:    The  Trustees  received  and  considered information regarding the nature, extent, and quality of services to be provided to the Fund under the Investment Advisory Agreement.  The Trustees reviewed certain background materials supplied by the Adviser in its presentation, including its Form ADV.

The Trustees reviewed and considered the Adviser’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by the Adviser and its affiliated entities.  The Trustees also reviewed the research and decision‐making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Fund.

The Trustees considered the background and experience of the Adviser’s management in connection with the Fund, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day‐to‐day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, the Adviser’s insider trading policies and procedures and its Code of Ethics.

Performance:  The Trustees noted that since the Fund has not yet begun operations, there is no performance of the Fund to be reviewed or analyzed at this time.  The Trustees further considered the Adviser’s reputation generally and its investment techniques, risk management controls, and decision‐making processes.

Aspen Funds	Disclosure Regarding Approval of Fund Advisory Agreement

April 30, 2017 (Unaudited)

Comparable Accounts:  The Trustees noted the Adviser’s statements indicating that there were no clients with investment mandates directly comparable to that of the Fund.

Profitability:  The Trustees received and considered a projected profitability analysis through September 30, 2016 prepared by the Adviser based on the fees to be payable under the Investment Advisory Agreement with respect to the Fund.  The Trustees considered the profits, if any, anticipated to be realized by the Adviser in connection with the operation of the Fund.  The Board then reviewed the Adviser’s audited financial statements for years ended December 31, 2015 and 2014 in order to analyze the financial condition and stability and profitability of the Adviser.

Economies of Scale:  The Trustees considered whether economies of scale in the provision of services to the Fund will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Adviser:  The Trustees reviewed and considered any other incidental benefits to be derived by the Adviser from its relationship with the Fund, including whether soft dollar arrangements would be used.

In approving the Adviser as the Fund’s investment adviser and approving the Investment Advisory Agreement and the fees charged under the Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Investment Advisory Agreement.  Further, the Independent Trustees were advised by separate independent legal counsel throughout the process.  The Trustees, including all of the Independent Trustees, concluded that:

•	the Fund’s contractual advisory fee rate was below its Data Provider peer group median contractual advisory fee rate;
•	the total expense ratio (after waivers) for the Fund was above its Data Provider peer group median total expense ratios (after waivers);
•	the nature, extent, and quality of services to be rendered by the Adviser under the Investment Advisory Agreement with respect to the Fund were adequate;
•	since the Fund has not yet begun operations, there is no performance of the Fund to be reviewed or analyzed at this time;
•	there were no directly comparable accounts managed by the Adviser for the Board to consider;
•	the profit, if any, to be realized by the Adviser in connection with the operation of the Fund is not unreasonable to the Fund; and
•	there were no material economies of scale or other incidental benefits accruing to the Adviser in connection with its relationship with the Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that the Adviser’s compensation for investment advisory services is consistent with the best interests of the Fund and  its shareholders.

Annual Report | April 30, 2017	37

Aspen Managed Futures Strategy Fund	Additional Information

April 30, 2017 (Unaudited)

1.  FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2.  FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling  (toll‐free) 855‐845‐9444 and (2) on the SEC’s website at http://www.sec.gov.

3.  TAX INFORMATION (UNAUDITED)

The Funds designated the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2016:

	QDI	DRD
Aspen Managed Futures Strategy Fund	0.00%	0.00%
Aspen Portfolio Strategy Fund	0.00%	0.00%

In early 2017, if applicable, shareholders of record received this information for the distribution paid to them by the Funds during the calendar year 2016 via Form 1099. The Funds will notify shareholders in early 2018 of amounts paid to them by the Funds, if any, during the calendar year 2017.

Aspen Funds	Trustees and Officers

April 30, 2017 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855‐845‐9444.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re‐elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	34	Ms. Anstine is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co‐Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co‐Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr. Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	34	Mr. Deems is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds); Clough Funds Trust (1 fund); Elevation ETF Trust (1 fund); and Reaves Utility Income Fund (1 fund).

Annual Report | April 30, 2017	39

Aspen Funds	Trustees and Officers

April 30, 2017 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	34
Mr. Rutledge is a Trustee of Principal Real Estate Income Fund (1 fund), Clough Global Dividend and Income Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).

Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.
Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part‐ owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.
				34	None.

Aspen Funds	Trustees and Officers

April 30, 2017 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee and President	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001‐2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act.	34
Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All‐Star Equity Fund (1 fund); and Director of the Liberty All‐Star Growth Fund, Inc. (1 fund).

Annual Report | April 30, 2017	41

Aspen Funds	Trustees and Officers

April 30, 2017 (Unaudited)

OFFICERS
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.
Ms. Storms is Senior Vice President ‐ Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All‐Star Equity Fund, Liberty All‐Star Growth Fund, Inc., ALPS Series Trust and Elevation ETF Trust. Ms. Storms also serves as a Board member and Treasurer of The Center for Trauma & Resilience, a nonprofit agency.

Karen S. Gilomen, 1970	Secretary	Ms. Gilomen was elected Secretary of the Trust at the December 13, 2016 meeting of the Board of Trustees.
Ms. Gilomen joined ALPS in August 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen was Vice President ‐ General Counsel & CCO of Monticello Associates, Inc. from 2010 to 2016. Because of her position with ALPS, Ms. Gilomen is deemed an affiliate of the Trust, as defined under the 1940 Act. Ms. Gilomen is also the Secretary of Oak Associates Funds and Reaves Utility Income Fund, and the Assistant Secretary of the WesMark Funds.

Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.
Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Boulder Growth & Income Fund, Inc., Centre Funds, Elevation ETF Trust, Index Funds, Reality Shares ETF Trust and Reaves Utility Income Fund.

Jennell Panella, 1974	Assistant Treasurer	Ms. Panella was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees.
Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009‐2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Panella also serves as Assistant Treasurer of James Advantage Funds.

Alan Gattis, 1980	Assistant Treasurer	Mr. Gattis was elected Assistant Treasurer of the Trust at the September 13, 2016 meeting of the Board of Trustees.
Mr. Gattis joined ALPS in 2011 and is currently Vice President and Fund Controller of ALPS. Prior to joining ALPS, Mr. Gattis was an Auditor at Spicer Jeffries LLP (2009 through 2011) and an Auditor at PricewaterhouseCoopers LLP (2004 ‐ 2009). Because of his position with ALPS, Mr. Gattis is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Gattis is also Assistant Treasurer of ALPS Series Trust, Clough Funds Trust, Clough Global Opportunities Fund, Clough Global Dividend and Income Fund, Clough Global Equity and Griffin Institutional Access Real Estate Fund.

Aspen Funds	Trustees and Officers

April 30, 2017 (Unaudited)

OFFICERS
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Sharon Akselrod, 1974	Assistant Secretary	Ms. Akselrod was elected Assistant Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.
Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013‐2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008‐2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of ALPS ETF Trust.

Jennifer Craig 1973	Assistant Secretary	Ms. Craig was elected Assistant Secretary of the Trust at the June 8, 2016 meeting of the Board of Trustees.
Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Assistant Secretary of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough Funds Trust and ALPS Series Trust.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected. Officers are elected on an annual basis.
***
The Fund Complex includes all series of the Trust (currently 34) and any other investment companies for which any Trustee serves as trustee for and which Aspen Partners, Ltd. provides investment advisory services (currently none).

Annual Report | April 30, 2017	43

Aspen Funds	Privacy Policy

April 30, 2017 (Unaudited)
FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	●	Social Security number and account transactions
	●	Account balances and transaction history
	●	Wire transfer instructions
How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share:	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For non‐affiliates to market to you	No	We do not share.

Aspen Funds	Privacy Policy

April 30, 2017 (Unaudited)

Who We Are
Who is providing this notice?	Aspen Managed Futures Strategy Fund and Aspen Portfolio Strategy Fund.
What We Do
How do the Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do the Funds collect my personal information?	We collect your personal information, for example, when you
	●	open an account
	●	provide account information or give us your contact information
	●	make a wire transfer or deposit money
Why can’t I limit all sharing?	Federal law gives you the right to limit only
	●	sharing for affiliates’ everyday business purposes – information about your creditworthiness
	●	affiliates from using your information to market to you
	●	sharing for non‐affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
	●	The Funds do not share with non‐affiliates so they can market to you.
Joint marketing	A formal agreement between non‐affiliated financial companies that together market financial products or services to you.
	●	The Funds do not jointly market.
Other Important Information
California Residents
If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Vermont Residents
The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Annual Report | April 30, 2017	45

This material must be accompanied or preceded by the prospectus.

APRIL 30, 2017 / DGIFUND.COM

ANNUAL REPORT

SHAREHOLDER LETTER	1
PERFORMANCE UPDATE	3
DISCLOSURE OF FUND EXPENSES	5
PORTFOLIO OF INVESTMENTS	6
STATEMENT OF ASSETS AND LIABILITIES	17
STATEMENT OF OPERATIONS	18
STATEMENTS OF CHANGES IN NET ASSETS	19
FINANCIAL HIGHLIGHTS	20
NOTES TO FINANCIAL STATEMENTS	22
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	30
ADDITIONAL INFORMATION	31
TRUSTEES AND OFFICERS	32
PRIVACY POLICY	37

Disciplined Growth Investors’ goal is to communicate clearly and transparently with our clients and mutual fund shareholders. It is mutually beneficial when our shareholders understand how we invest, what we are currently thinking and forecasting, and the specific investment decisions we have made. Our views and opinions regarding the investment prospects of our portfolio holdings and the Fund are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for these forecasts and have confidence in our investment team’s views, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements as those including words such as “believe”, “expect”, “anticipate”, “forecast”, and similar statement. We cannot assure future performance. These forward-looking statements are made only as-of the date of this report. Following the publication of this report, we will not update any of the forward-looking statements included here.

This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

THE DISCIPLINED GROWTH INVESTORS FUND
APRIL 30, 2017	DGIFUND.COM

The Disciplined Growth Investors Fund	Shareholder Letter

April 30, 2017 (Unaudited)

As of April 30, 2017 The Disciplined Growth Investors Fund (The DGI Fund) had total net assets of $159.8 million.

For the fiscal year (ended April 30, 2017), the Fund appreciated 14.96%. Equities have returned 22.06% in  this  twelve  month  period  while  fixed  income  securities  have  returned  2.22%. The  annual appreciation was broadly‐based. In the last twelve months, your Fund has owned 58 stocks. Forty‐two had a positive impact on performance over this time while 16 detracted from the Fund’s total return.

Since inception, The DGI Fund has returned 12.44% on an annualized basis (5 years, 8 months).

Portfolio Asset Mix
The portfolio currently holds 69.8% stocks and 30.2% bonds and cash. A list of holdings is included as part of this annual report and is available on the Fund’s website at www.dgifund.com.

Portfolio Activity
The DGI Fund’s turnover for the last six months was 5.1%. This is in‐line with the Fund’s historical longer term levels of turnover.

Over the past year, we have added four stocks to the equity portion of the mutual fund and sold one. Four portfolio companies were acquired.

The new stocks consist of Protolabs, Gentherm, Gigamon, and Nordstrom.

Protolabs (PRLB) is a  quick‐turn manufacturer of custom parts  for prototyping and short‐run manufacturing. The company's manufacturing services include CNC machining, injection molding and additive manufacturing. Its operations eliminate most of the time‐consuming and expensive labor conventionally required to quote and manufacture parts in low volumes via its proprietary software that was purposefully designed to automatically analyze part geometry, provide a final quote & generate the required tool path to manufacture the part.

Gentherm (THRM) makes and sells thermal management systems, primarily for the automotive industry.  This  includes  actively  heated  and  cooled  seat  systems  and  cupholders,  heated  and ventilated  seat  systems,  heated  steering  wheels,  and  similar  products.  Disciplined  Growth Investors has experience investing in Gentherm by way of our Small Cap Growth portfolio. We “graduated” Gentherm to our Mid Cap Growth portfolio (the equity portion of your mutual fund) due to the substantial progress the company has made over the past several years including: 1. completing the acquisition of W.E.T. which gave them access to new German Original Equipment Manufacturers  (OEM),  additional  heated  and  ventilated products  that  address the lower‐end offerings, and full integration and control of manufacturing  and 2. success in diversifying the business outside of Autos into remote Global Power Technology (oil and gas industry), Medical (patient temperature control), and Battery Thermal Management for near‐hybrid autos.

Nordstrom (JWM) is a  fashion‐specialty retailer that provides a renowned customer experience and inspiring merchandise assortments. The company achieves margins and returns well above the department store average and many of its specialty‐store peers. It is transforming itself from a department store into the prototype apparel distributor of the future. Nordstrom is one of the few traditional department stores successfully reinventing itself and growing with an off‐price concept, full‐price   expansion in  under‐penetrated  markets,  and  various  e‐commerce  initiatives.  The company  is  a  true  multi‐channel  retailer  with  Nordstrom  department  stores  (121  stores), Nordstrom Rack off‐price stores (215), and Nordstrom.com & Nordstromrack.com online offerings.

Annual Report | April 30, 2017	1

The Disciplined Growth Investors Fund	Shareholder Letter

April 30, 2017 (Unaudited)

Gigamon (GIMO)  provides intelligent, network appliances that deliver pervasive and dynamic visibility and control of data traffic across IT networks, improving its reliability, performance, and security. The company refers to this emerging function in the network architecture as a Visibility Fabric (VF). GIMO’s broad  set of VF solutions are designed to be interoperable with  leading network  tools/products, creating a  large ecosystem of partners. As the liaison position in the network architecture, GIMO has valuable insight into data composition, network usage patterns, and potential security threats which have been leveraged to develop other products and services.

In April 2017, we sold the remaining position of E*Trade Financial (ETFC) due to, in our view, elevated business execution risk and stock valuation risk.

In June 2016, the private equity firm Thoma Bravo acquired The DGI Fund holding QLIK Technology for $3 billion in cash ($30.50 per share).  TUMI Holdings was acquired in August 2016 by the luggage maker Samsonite for $1.8 billion in cash ($26.75 per share). In September 2016, ARM Holdings was acquired by Softbank for $32 billion in cash ($22.50 per share). Finally, in January 2017 portfolio holding CEB was acquired by Gartner for $2.6 billion in cash and stock. We sold the Gartner shares after the acquisition was finalized.

Sincerely,

Frederick K. Martin, CFA
Chief Investment Officer
Disciplined Growth Investors, Inc.

The views of Disciplined Growth Investors, Inc. and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writers’ current views. The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Disciplined Growth Investors, Inc. nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

Fred Martin is a registered representative of ALPS Distributors, Inc.  CFA Institute Marks are trademarks owned by the CFA Institute.

2	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Performance Update

April 30, 2017 (Unaudited)

Cumulative Total Return Performance (for the period ended April 30, 2017)

	6 month	YTD	1 Year	3 Year	5 Year	Since Inception*
The Disciplined Growth Investors Fund	8.78%	4.89%	14.96%	8.32%	9.95%	12.44%
S&P 500® Total Return Index(1)	13.32%	7.16%	17.92%	10.47%	13.68%	15.56%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1.855.DGI.FUND.

The table does not reflect the deductions of taxes a shareholder would pay on Fund distributions or redemptions of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods greater than 1 year are annualized.

*	Fund Inception date of August 12, 2011.

(1)
The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

Annual Report | April 30, 2017	3

The Disciplined Growth Investors Fund	Performance Update

April 30, 2017 (Unaudited)

Growth of $10,000 Investment in the Fund (for the period ended April 30, 2017)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal  amount invested.

Industry Sector Allocation
(as a % of Net Assets)*

Technology	27.87%
Consumer Discretionary	16.07%
Health Care	10.11%
Producer Durables	7.77%
Energy	2.62%
Financial Services	2.34%
Industrials	0.88%
Consumer, Non‐cyclical	0.78%
Consumer, Cyclical	0.75%
Communications	0.66%
Asset/Mortgage Backed Securities	0.01%
Corporate Bonds	19.52%
Foreign Government Bonds	0.25%
Government & Agency Obligations	0.37%
Short Term Investments	9.78%
Other Assets in Excess of Liabilities	0.22%

Top Ten Holdings
(as a % of Net Assets)*

Edwards Lifesciences Corp.	4.38%
U.S. Treasury Bill, 09/14/2017	3.74%
U.S. Treasury Bill, 12/07/2017	3.73%
Intuit, Inc.	3.55%
Middleby Corp.	3.51%
TJX Cos., Inc.	3.50%
Open Text Corp.	3.01%
Autodesk, Inc.	2.78%
Plexus Corp.	2.44%
Intuitive Surgical, Inc.	2.21%
Top Ten Holdings	32.85%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

4	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Disclosure of Fund Expenses

April 30, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads)  on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b‐1) fees; and other fund operating expenses. This example  is intended to help you understand your ongoing costs (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six‐month period of November 1, 2016 through April 30, 2017.

Actual Expenses The first line  of the table  below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing  ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/2016	Ending Account Value 4/30/2017	Expense Ratio(a)	Expenses Paid During period 11/1/2016 - 4/30/2017(b)
Actual	$1,000.00	$1,087.80	0.78%	$ 4.04
Hypothetical (5% return before expenses)	$1,000.00	$1,020.93	0.78%	$ 3.91

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.
(b)
Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

Annual Report | April 30, 2017	5

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2017

	Shares	Value (Note 2)
COMMON STOCKS (69.85%)
COMMUNICATIONS (0.66%)
Telecommunications (0.66%)
Gigamon, Inc.(a)	33,300	$1,055,610

TOTAL COMMUNICATIONS		1,055,610

CONSUMER DISCRETIONARY (16.07%)
Consumer Products (4.39%)
Ethan Allen Interiors, Inc.	58,181	1,733,794
Garmin Ltd.	42,550	2,163,242
Ralph Lauren Corp.	11,518	929,733
Select Comfort Corp.(a)	71,048	2,195,383
		7,022,152

Electronics (1.60%)
Gentex Corp.	123,650	2,553,372

Leisure (3.31%)
Cheesecake Factory, Inc.	18,862	1,210,186
Royal Caribbean Cruises Ltd.	32,337	3,447,124
TripAdvisor, Inc.(a)	14,087	634,056
		5,291,366

Retail (6.77%)
Cabela's, Inc.(a)	28,412	1,551,295
L Brands, Inc.	58,297	3,078,665
TJX Cos., Inc.	71,100	5,591,304
Urban Outfitters, Inc.(a)	25,900	592,592
		10,813,856

TOTAL CONSUMER DISCRETIONARY		25,680,746

CONSUMER, CYCLICAL (0.75%)
Auto Parts & Equipment (0.75%)
Gentherm, Inc.(a)	32,100	1,192,515

TOTAL CONSUMER, CYCLICAL		1,192,515

CONSUMER, NON‐CYCLICAL (0.78%)
Commercial Services (0.60%)
IHS Markit Ltd.(a)	21,979	953,888

6	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2017

	Shares	Value (Note 2)
CONSUMER, NON‐CYCLICAL (continued)
Healthcare‐Products (0.18%)
Varex Imaging Corp.(a)	8,780	$294,657

TOTAL CONSUMER, NON‐CYCLICAL		1,248,545

ENERGY (2.62%)
Crude Producers (0.61%)
Southwestern Energy Co.(a)	129,337	971,321

Oil & Gas Services (0.66%)
Core Laboratories NV	9,587	1,062,431

Oil, Gas & Consumable Fuels (1.35%)
Ultra Petroleum Corp.(a)(b)(c)	19,213	193,667
Ultra Petroleum Corp.(a)	174,726	1,956,936
		2,150,603

TOTAL ENERGY		4,184,355

FINANCIAL SERVICES (2.34%)
Banks (0.54%)
TCF Financial Corp.	51,962	857,893

Consumer Finance & Credit Services (1.80%)
FactSet Research Systems, Inc.	17,658	2,882,845

TOTAL FINANCIAL SERVICES		3,740,738

HEALTH CARE (10.11%)
Biotechnology (0.39%)
Myriad Genetics, Inc.(a)	34,462	633,756

Medical Equipment & Services (7.84%)
Edwards Lifesciences Corp.(a)	63,850	7,002,430
Intuitive Surgical, Inc.(a)	4,222	3,529,043
Varian Medical Systems, Inc.(a)	21,950	1,991,743
		12,523,216

Medical Specialties (1.88%)
Align Technology, Inc.(a)	22,300	3,002,026

TOTAL HEALTH CARE		16,158,998

Annual Report | April 30, 2017	7

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2017

	Shares	Value (Note 2)
INDUSTRIALS (0.88%)
Industrial Goods & Services (0.88%)
Proto Labs, Inc.(a)	24,150	$1,400,700

TOTAL INDUSTRIALS		1,400,700

PRODUCER DURABLES (7.77%)
Machinery (3.51%)
Middleby Corp.(a)	41,166	5,603,928

Machinery‐Diversified (0.82%)
Graco, Inc.	12,137	1,308,976

Software (0.60%)
Paychex, Inc.	16,312	966,975

Transportation & Freight (2.84%)
JetBlue Airways Corp.(a)	100,250	2,188,457
Landstar System, Inc.	27,475	2,347,739
		4,536,196

TOTAL PRODUCER DURABLES		12,416,075

TECHNOLOGY (27.87%)
Computer Technology (0.80%)
Super Micro Computer, Inc.(a)	52,200	1,273,680

Electronics (6.64%)
Microchip Technology, Inc.	25,400	1,919,732
Open Text Corp.	138,449	4,801,411
Plexus Corp.(a)	74,837	3,890,776
		10,611,919

Information Technology (12.31%)
Akamai Technologies, Inc.(a)	46,412	2,828,347
Autodesk, Inc.(a)	49,312	4,441,532
Dolby Laboratories, Inc. ‐ Class A	20,950	1,104,693
Intuit, Inc.	45,362	5,679,776
Seagate Technology PLC	63,876	2,691,096
Yahoo!, Inc.(a)	60,475	2,915,500
		19,660,944

8	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2017

	Shares	Value (Note 2)
TECHNOLOGY (continued)
Semiconductors (1.83%)
Power Integrations, Inc.	31,400	$2,070,830
Synaptics, Inc.(a)	15,612	855,069
		2,925,899

Software (2.67%)
Cognex Corp.	27,700	2,363,918
Medidata Solutions, Inc.(a)	3,562	233,062
RealPage, Inc.(a)	45,262	1,676,957
		4,273,937

Telecommunications (3.62%)
Plantronics, Inc.	59,262	3,235,705
Ubiquiti Networks, Inc.(a)	34,812	1,793,514
ViaSat, Inc.(a)	11,731	751,136
		5,780,355

TOTAL TECHNOLOGY		44,526,734

TOTAL COMMON STOCKS (Cost $73,014,045)		111,605,016

	Principal Amount	Value (Note 2)
ASSET/MORTGAGE BACKED SECURITIES (0.01%)
Government National Mortgage Association, Series 2005‐93
5.500% 12/20/2034	$9,646	9,669

TOTAL ASSET/MORTGAGE BACKED SECURITIES (Cost $10,189)		9,669

CORPORATE BONDS (19.52%)
BASIC MATERIALS (0.26%)
Iron/Steel (0.26%)
Nucor Corp.
5.750% 12/01/2017	406,000	415,289

TOTAL BASIC MATERIALS		415,289

Annual Report | April 30, 2017	9

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2017

	Principal Amount	Value (Note 2)
COMMUNICATIONS (1.99%)
Media (1.34%)
21st Century Fox America, Inc.
6.900% 03/01/2019	$460,000	$499,619
Comcast Cable Communications Holdings, Inc.
9.455% 11/15/2022	307,000	413,983
Comcast Corp.
5.150% 03/01/2020	715,000	779,691
Viacom, Inc.
3.125% 06/15/2022	445,000	445,284
		2,138,577
Telecommunications (0.65%)
AT&T, Inc.
4.450% 04/01/2024	502,000	529,123
AT&T, Inc.
5.500% 02/01/2018	7,000	7,198
Verizon Communications, Inc.
5.150% 09/15/2023	455,000	503,261
		1,039,582

TOTAL COMMUNICATIONS		3,178,159

CONSUMER, CYCLICAL (1.86%)
Airlines (0.32%)
Southwest Airlines Co.
3.000% 11/15/2026	525,000	502,458

Auto Manufacturers (0.32%)
Ford Motor Company
4.346% 12/08/2026	500,000	513,195

Retail (1.22%)
Advance Auto Parts, Inc.
5.750% 05/01/2020	388,000	421,486
CVS Health Corp.
5.000% 12/01/2024	450,000	496,540
McDonald's Corp.
6.300% 03/01/2038	410,000	524,782
Wal‐Mart Stores, Inc.
6.200% 04/15/2038	388,000	510,917
		1,953,725

TOTAL CONSUMER, CYCLICAL		2,969,378

10	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2017

	Principal Amount	Value (Note 2)
CONSUMER, NON‐CYCLICAL (0.31%)
Pharmaceuticals (0.31%)
AbbVie, Inc.
2.500% 05/14/2020	$500,000	$504,739

TOTAL CONSUMER, NON‐CYCLICAL		504,739

CONSUMER, NON‐CYCLICAL (1.18%)
Beverages (0.32%)
Anheuser‐Busch InBev Worldwide, Inc.
2.500% 07/15/2022	510,000	509,073

Commercial Services (0.27%)
Total System Services, Inc.
2.375% 06/01/2018	431,000	432,737

Healthcare‐Services (0.27%)
UnitedHealth Group, Inc.
3.350% 07/15/2022	406,000	423,762

Pharmaceuticals (0.32%)
Johnson & Johnson
5.850% 07/15/2038	390,000	515,754

TOTAL CONSUMER, NON‐CYCLICAL		1,881,326

ENERGY (2.16%)
Oil & Gas (0.33%)
Conoco Funding Co.
7.250% 10/15/2031	386,000	519,777

Pipelines (1.83%)
Boardwalk Pipelines LP
3.375% 02/01/2023	520,000	514,916
Enbridge Energy Partners LP
4.200% 09/15/2021	430,000	450,826
Enterprise Products Operating LLC
3.350% 03/15/2023	495,000	507,610
MarkWest Energy Partners LP / MarkWest Energy Finance Corp.
4.500% 07/15/2023	448,000	440,188

Annual Report | April 30, 2017	11

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2017

	Principal Amount	Value (Note 2)
Pipelines (continued)
ONEOK Partners LP
3.375% 10/01/2022	$500,000	$504,910
TransCanada PipeLines Ltd.
7.250% 08/15/2038	369,000	506,940
		2,925,390

TOTAL ENERGY		3,445,167

FINANCIAL (3.65%)
Banks (1.90%)
Bank of America Corp.
5.625% 07/01/2020	459,000	504,525
JPMorgan Chase & Co.
3.375% 05/01/2023	495,000	499,042
Northern Trust Corp.
3.950% 10/30/2025	480,000	509,491
Royal Bank of Scotland Group PLC, Series 1
9.118% Perpetual Maturity (d)	3,000	3,072
US Bancorp
2.950% 07/15/2022	500,000	507,759
Wachovia Corp.
5.750% 06/15/2017	500,000	502,569
Wells Fargo & Co., Series M
3.450% 02/13/2023	500,000	509,618
		3,036,076
Diversified Financial Services (0.86%)
American Express Co.
7.000% 03/19/2018	414,000	433,343
General Electric Capital Corp.
5.875% 01/14/2038	396,000	507,649
National Rural Utilities Cooperative Finance Corp.
10.375% 11/01/2018	381,000	429,403
		1,370,395
Insurance (0.57%)
American International Group, Inc.
3.750% 07/10/2025	500,000	506,132
MetLife, Inc., Series A
6.817% 08/15/2018	383,000	407,897
		914,029

12	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2017

	Principal Amount	Value (Note 2)
Real Estate Investment Trusts (0.32%)
Welltower, Inc.
3.750% 03/15/2023	$490,000	$505,479

TOTAL FINANCIAL		5,825,979

GOVERNMENT (0.24%)
Multi‐National (0.24%)
Corporacion Andina de Fomento
8.125% 06/04/2019	343,000	384,325

TOTAL GOVERNMENT		384,325

INDUSTRIAL (2.42%)
Aerospace/Defense (0.32%)
Rockwell Collins, Inc.
3.700% 12/15/2023	488,000	507,685

Electrical Components & Equipment (0.31%)
Emerson Electric Co.
5.000% 04/15/2019	465,000	493,208

Electronics (0.31%)
Corning, Inc.
6.625% 05/15/2019	457,000	498,659

Engineering & Construction (0.27%)
Fluor Corp.
3.375% 09/15/2021	416,000	433,198

Environmental Control (0.31%)
Republic Services, Inc.
5.500% 09/15/2019	455,000	491,416

Miscellaneous Manufacturing (0.26%)
Tyco Electronics Group SA
3.500% 02/03/2022	409,000	422,940

Transportation (0.64%)
Burlington Northern Santa Fe LLC
3.000% 03/15/2023	490,000	500,381

Annual Report | April 30, 2017	13

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2017

	Principal Amount	Value (Note 2)
Transportation (continued)
United Parcel Service, Inc.
6.200% 01/15/2038	$389,000	$514,395
		1,014,776

TOTAL INDUSTRIAL		3,861,882

UTILITIES (5.45%)
Electric (4.94%)
Ameren Illinois Co.
9.750% 11/15/2018	370,000	413,971
Arizona Public Service Co.
8.750% 03/01/2019	370,000	415,773
CMS Energy Corp.
5.050% 03/15/2022	367,000	404,664
Commonwealth Edison Co.
4.000% 08/01/2020	353,000	372,817
Consolidated Edison Co. of New York, Inc.
7.125% 12/01/2018	459,000	496,961
Duke Energy Corp.
1.800% 09/01/2021	465,000	452,448
Edison International
3.750% 09/15/2017	413,000	416,475
Interstate Power & Light Co.
3.650% 09/01/2020	370,000	385,281
ITC Holdings Corp.
4.050% 07/01/2023	485,000	506,419
Jersey Central Power & Light Co.
7.350% 02/01/2019	469,000	509,194
Nevada Power Co.
7.125% 03/15/2019	316,000	347,130
Oncor Electric Delivery Co. LLC
7.000% 09/01/2022	416,000	504,472
PacifiCorp
5.650% 07/15/2018	17,000	17,802
PPL Capital Funding, Inc.
3.500% 12/01/2022	549,000	568,251
PSEG Power LLC
5.125% 04/15/2020	387,000	417,105
Puget Energy, Inc.
5.625% 07/15/2022	362,000	402,915
Southern Power Co., Series 15B
2.375% 06/01/2020	505,000	507,321
TECO Finance, Inc.
6.572% 11/01/2017	338,000	345,858

14	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2017

	Principal Amount	Value (Note 2)
Electric (continued)
Wisconsin Electric Power Co.
2.950% 09/15/2021	$408,000	$418,731
		7,903,588
Gas (0.51%)
CenterPoint Energy Resources Corp.
4.500% 01/15/2021	305,000	322,137
Sempra Energy
2.875% 10/01/2022	489,000	491,366
		813,503

TOTAL UTILITIES		8,717,091

TOTAL CORPORATE BONDS (Cost $30,923,380)		31,183,335

FOREIGN GOVERNMENT BONDS (0.25%)
Province of Quebec Canada, Series NN
7.125% 02/09/2024	320,000	401,812

TOTAL FOREIGN GOVERNMENT BONDS (Cost $400,968)		401,812

GOVERNMENT & AGENCY OBLIGATIONS (0.37%)
U.S. Treasury Bonds
1.500% 08/15/2026	534,000	499,478
U.S. Treasury Bonds
6.500% 11/15/2026	62,000	84,548

TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $577,242)		584,026

	Yield		Shares	Value (Note 2)
SHORT TERM INVESTMENTS (9.78%)
MONEY MARKET FUND (1.69%)
Fidelity Institutional Money Market
Government Portfolio ‐ Class I	0.60	%(e)	2,699,083	2,699,083

Annual Report | April 30, 2017	15

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2017

	Yield		Shares	(Note 2)
SHORT TERM INVESTMENTS (continued)
MONEY MARKET FUND (continued)
U.S. TREASURY BILLS (8.09%)
U.S. Treasury Bill, 07/20/2017	0.22	%(f)	1,000,000	$998,314
U.S. Treasury Bill, 09/14/2017	0.11	%(f)	5,990,000	5,970,736
U.S. Treasury Bill, 12/07/2017	0.58	%(f)	6,000,000	5,965,578
				12,934,628

TOTAL SHORT TERM INVESTMENTS (Cost $15,645,173)				15,633,711

TOTAL INVESTMENTS (99.78%) (Cost $120,570,997)				$159,417,569

Other Assets In Excess Of Liabilities (0.22%)				356,563

NET ASSETS (100.00%)				$159,774,132

(a)	Non-Income Producing Security.
(b)	Restricted security; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933.
(c)	Illiquid security.
(d)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(e)	Represents the 7-day yield.
(f)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

16	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Statement of Assets and Liabilities

April 30, 2017

ASSETS
Investments, at value	$159,417,569
Cash	9,480
Receivable for investments sold	571,304
Receivable for shares sold	15,576
Dividends and interest receivable	391,114
Total assets	160,405,043

LIABILITIES
Payable for investments purchased	510,790
Payable for shares redeemed	19,750
Payable to adviser	100,371
Total liabilities	630,911
NET ASSETS	$159,774,132

NET ASSETS CONSIST OF
Paid‐in capital (Note 5)	$118,990,542
Accumulated net investment income	30,658
Accumulated net realized gain	1,906,360
Net unrealized appreciation	38,846,572
NET ASSETS	$159,774,132

INVESTMENTS, AT COST	$120,570,997

PRICING OF SHARES
Net Asset Value, offering and redemption price per share	$18.20
Shares of beneficial interest outstanding	8,777,191

See Notes to Financial Statements.

Annual Report | April 30, 2017	17

The Disciplined Growth Investors Fund	Statement of Operations

For the Year Ended April 30, 2017
INVESTMENT INCOME
Dividends	$926,154
Foreign taxes withheld	(12,799)
Interest	875,209
Total investment income	1,788,564

EXPENSES
Investment advisory fees (Note 6)	1,086,455
Total expenses	1,086,455
NET INVESTMENT INCOME	702,109

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	3,378,091
Net change in unrealized appreciation on investments	15,325,356
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	18,703,447
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,405,556

See Notes to Financial Statements.

18	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016
OPERATIONS
Net investment income	$702,109	$671,062
Net realized gain/(loss)	3,378,091	(1,044,969)
Net change in unrealized appreciation/(depreciation)	15,325,356	(1,940,103)
Net increase/(decrease) in net assets resulting from operations	19,405,556	(2,314,010)

DISTRIBUTIONS (Note 3)
From net investment income	(707,562)	(709,053)
From net realized gains on investments	(415,680)	(2,457,710)
Net decrease in net assets from distributions	(1,123,242)	(3,166,763)

CAPITAL SHARE TRANSACTIONS (Note 5)
Proceeds from sales of shares	40,314,153	22,263,652
Issued to shareholders in reinvestment of distributions	1,115,854	3,149,642
Cost of shares redeemed, net of redemption fees	(19,795,072)	(13,417,959)
Net increase from capital share transactions	21,634,935	11,995,335

Net increase in net assets	39,917,249	6,514,562

NET ASSETS
Beginning of period	119,856,883	113,342,321
End of period*	$159,774,132	$119,856,883

*Including accumulated net investment income of:	$30,658	$31,619

OTHER INFORMATION
Share Transactions
Issued	2,352,037	1,367,464
Issued to shareholders in reinvestment of distributions	64,640	202,387
Redeemed	(1,149,715)	(825,064)
Net increase in share transactions	1,266,962	744,787

See Notes to Financial Statements.

Annual Report | April 30, 2017	19

The Disciplined Growth Investors Fund

NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations
DISTRIBUTIONS
From net investment income
From net realized gain on investments
Total distributions

REDEMPTION FEES ADDED TO PAID‐IN CAPITAL
INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)
RATIOS TO AVERAGE NET ASSETS
Expenses
Net investment income

PORTFOLIO TURNOVER RATE

(a)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

20	1-855-DGI-FUND (344-3863) | www.DGIfund.com

Financial Highlights

For a share outstanding during the periods presented

For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
$15.96	$16.75	$15.02	$13.17	$12.13

0.09	0.09	0.10	0.07	0.11
2.29	(0.44)	1.83	1.90	1.09
2.38	(0.35)	1.93	1.97	1.20

(0.09)	(0.10)	(0.09)	(0.07)	(0.11)
(0.05)	(0.34)	(0.11)	(0.05)	(0.05)
(0.14)	(0.44)	(0.20)	(0.12)	(0.16)

–	–	–	–	–
2.24	(0.79)	1.73	1.85	1.04
$18.20	$15.96	$16.75	$15.02	$13.17

14.96%	(2.05%)	12.87%	15.02%	9.93%

$159,774	$119,857	$113,342	$86,741	$66,967

0.78%	0.78%	0.78%	0.78%	0.78%
0.50%	0.59%	0.61%	0.47%	0.90%

16%	13%	14%	10%	10%

Annual Report | April 30, 2017	21

The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2017

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open‐end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes The Disciplined Growth Investors Fund (the “Fund”). The Fund seeks long‐term capital growth and as a secondary objective, modest income with reasonable risk.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open‐end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange‐traded open‐end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third‐party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker–dealers that make a market in the security. Fixed‐income obligations, excluding municipal securities, having a remaining maturity of greater than 60 days, are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service. Corporate Bonds, U.S. Government & Agency, and U.S. Treasury Bonds & Notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage‐related and asset‐backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Publicly traded foreign government debt securities are typically traded internationally in the over‐the‐counter market and are valued at the mean between the bid and asked prices as of the close of business of that market.

22	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2017

When such prices or quotations are not available, or when Disciplined Growth Investors, Inc. (the “Adviser”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three‐tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2	–
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Annual Report | April 30, 2017	23

The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2017

The following is a summary of each input used to value the Fund as of April 30, 2017:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Communications	$1,055,610	$–	$–	$1,055,610
Consumer Discretionary	25,680,746	–	–	25,680,746
Consumer, Cyclical	1,192,515	–	–	1,192,515
Consumer, Non‐cyclical	1,248,545	–	–	1,248,545
Energy	3,990,688	–	193,667	4,184,355
Financial Services	3,740,738	–	–	3,740,738
Health Care	16,158,998	–	–	16,158,998
Industrials	1,400,700	–	–	1,400,700
Producer Durables	12,416,075	–	–	12,416,075
Technology	44,526,734	–	–	44,526,734
Asset/Mortgage Backed Securities	–	9,669	–	9,669
Corporate Bonds	–	31,183,335	–	31,183,335
Foreign Government Bonds	–	401,812	–	401,812
Government & Agency Obligations	–	584,026	–	584,026
Short Term Investments
Money Market Fund	2,699,083	–	–	2,699,083
U.S. Treasury Bills	–	12,934,628	–	12,934,628
TOTAL	$114,110,432	$45,113,470	$193,667	$159,417,569

The Fund recognizes transfers between levels as of the end of the period. For the year ended April 30, 2017, the Fund did not have any transfers between Level 1 and Level 2 securities.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value	Balance as of 4/30/2016	Return of Capital	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales Proceeds	Transfer in and/or (out) of Level 3	4/30/2017	Net change in unrealized appreciation/ (depreciation)attributable to Level 3 investments held at 4/30/2017
Common
Stock	$–	$–	$–	$(72,433)	$266,100	$–	$–	$193,667	$(72,433)
Total	$–	$–	$–	$(72,433)	$266,100	$–	$–	$193,667	$(72,433)

Net change in unrealized appreciation/depreciation on Level 3 securities is included on the Statement of Operations under Net change in unrealized appreciation on investments.

24	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2017

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Fund uses for federal income tax purposes. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex‐dividend date or for certain foreign securities, as soon as information is available to the Fund.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Expenses that are specific to the Fund are charged directly to the Fund.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: The Fund normally pays dividends, if any, quarterly and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. The Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for the Fund to avoid or reduce taxes.

3. TAX BASIS INFORMATION

Reclassifications: As of April 30, 2017, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to minor differences between book and tax characterizations of paydown transactions.

The reclassifications as of April 30, 2017 were as follows:

Fund	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain/(Loss) on Investments
The Disciplined Growth Investors Fund	$–	$4,492	$(4,492)

Annual Report | April 30, 2017	25

The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2017

Tax Basis of Investments: As of April 30, 2017, the aggregate cost of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

The Disciplined Growth Investors Fund
Gross appreciation (excess of value over tax cost)	$42,846,875
Gross depreciation (excess of tax cost over value)	(4,000,347)
Net depreciation of foreign currency	(10)
Net unrealized appreciation	$38,846,518
Cost of investments for income tax purposes	$120,571,051

Components of Earnings: As of April 30, 2017, components of distributable earnings were as follows:

Undistributed ordinary income	$67,983
Accumulated capital gains	1,869,089
Net unrealized appreciation on investments	38,846,518
Total	$40,783,590

Capital Losses: Capital loss carryovers used during the period ended April 30, 2017 were $145,258.

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of distributions paid during the year ended April 30, 2017, were as follows:

	Ordinary Income	Long-Term Capital Gain
The Disciplined Growth Investors Fund	$833,014	$290,228

The tax character of distributions paid during the year ended April 30, 2016, were as follows:

	Ordinary Income	Long-Term Capital Gain
The Disciplined Growth Investors Fund	$921,941	$2,244,822

26	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2017

4. SECURITIES TRANSACTIONS

During the year ended April 30, 2017, equity holdings, asset/mortgage backed securities, fixed income securities and U.S. Treasury Bonds were transferred in‐kind into the Fund. The intent of the transfers was to save on equity transaction costs both for the new shareholders at the institution they transferred from and for the Fund on the addition of assets. The assets of four separate accounts were transferred‐in‐kind into the Fund in the amount of $14,197,026.

The cost of purchases and proceeds from sales of securities (excluding short‐term securities, transfers‐in‐kind, and U.S. Government Obligations) during the year ended April 30, 2017, were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
The Disciplined Growth Investors Fund	$33,687,134	$20,426,761

Investment transactions in U.S. Government Obligations (excluding transfers‐in‐kind) during the year ended April 30, 2017 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
The Disciplined Growth Investors Fund	$563,402	$1,000

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors (other than the purchase price for the shares or make contributions to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre‐emptive rights.

Prior to September 1, 2015, shares redeemed within 90 days of purchase may have incurred a 2% short‐term redemption fee deducted from the redemption amount. Effective September 1, 2015, the Fund no longer imposes redemption fees. For the year ended April 30, 2016, the Fund did not receive any redemption fees.

6. MANAGEMENT AND RELATED‐PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary management fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.78% of the Fund’s average daily net assets. The management fee is paid on a monthly basis.

Annual Report | April 30, 2017	27

The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2017

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, bookkeeping and pricing services, legal, audit and other services, except for interest expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. Also included are Trustee fees which were $2,935 for the year ended April 30, 2017.

Fund Administrator Fees and Expenses
ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund. Pursuant to an Administration Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. The Administrator is also reimbursed for certain out‐of‐pocket expenses. The administrative fee and out‐of‐pocket expenses are included in the unitary management fee paid to the Adviser.

Transfer Agent
ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed for certain out‐of‐pocket expenses. The fee and out‐of‐pocket expenses are included in the unitary management fee paid to the Adviser.

Compliance Services
ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a‐1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out‐of‐pocket expenses. The fee and out‐of‐pocket expenses are included in the unitary management fee paid to the Adviser.

Principal Financial Officer
ALPS receives an annual fee for providing principal financial officer services to the Fund. The fee is included in the unitary management fee paid to the Adviser.

Distributor
ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker‐dealer with the Securities and Exchange Commission.

28	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2017

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. RECENT ACCOUNTING PRONOUNCEMENT

On October 13, 2016, the SEC amended Regulation S‐X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S‐X is August 1, 2017. Management is currently evaluating the impact to the financial statements and disclosures.

Annual Report | April 30, 2017	29

The Disciplined Growth Investors Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Disciplined Growth Investors Fund (the “Fund”), one of the portfolios constituting Financial Investors Trust, as of April 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Disciplined Growth Investors Fund of Financial Investors Trust as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
June 27, 2017

30	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Additional Information

April 30, 2017 (Unaudited)

1. FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1- 800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll‐free) 855‐DGI‐Fund and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2016:

Dividend Received Deduction	66.94%
Qualified Dividend Income	100.00%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Disciplined Growth Investors Fund designated $290,228 as long‐term capital gain dividends.

In early 2017, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2016 via Form 1099. The Fund will notify shareholders in early 2018 of amounts paid to them by the Fund, if any, during the calendar year 2017.

Annual Report | April 30, 2017	31

The Disciplined Growth Investors Fund	Trustees and Officers

April 30, 2017 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855‐344‐3863.

INDEPENDENT TRUSTEES
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re‐ elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	34	Ms. Anstine is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co‐Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co‐Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	34	Mr. Deems is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds); Clough Funds Trust (1 fund); Elevation ETF Trust (1 fund); and Reaves Utility Income Fund (1 fund).

32	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Trustees and Officers

April 30, 2017 (Unaudited)

INDEPENDENT TRUSTEES (continued)
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	34
Mr. Rutledge is a Trustee of Principal Real Estate Income Fund (1 fund), Clough Global Dividend and Income Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).

Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.
Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part‐owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.
				34	None.

Annual Report | April 30, 2017	33

The Disciplined Growth Investors Fund	Trustees and Officers

April 30, 2017 (Unaudited)

INTERESTED TRUSTEE
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee and President	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001‐2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act.	34
Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All‐Star Equity Fund (1 fund); and Director of the Liberty All‐Star Growth Fund, Inc. (1 fund).

34	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Trustees and Officers

April 30, 2017 (Unaudited)

OFFICERS
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.
Ms. Storms is Senior Vice President ‐ Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All‐Star Equity Fund, Liberty All‐Star Growth Fund, Inc., ALPS Series Trust and Elevation ETF Trust. Ms. Storms also serves as a Board member and Treasurer of The Center for Trauma & Resilience, a nonprofit agency.

Karen S. Gilomen, 1970	Secretary	Ms. Gilomen was elected Secretary of the Trust at the December 13, 2016 meeting of the Board of Trustees.
Ms. Gilomen joined ALPS in August 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen was Vice President ‐ General Counsel & CCO of Monticello Associates, Inc. from 2010 to 2016. Because of her position with ALPS, Ms. Gilomen is deemed an affiliate of the Trust, as defined under the 1940 Act. Ms. Gilomen is also the Secretary of Oak Associates Funds and Reaves Utility Income Fund, and the Assistant Secretary of the WesMark Funds.

Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.
Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Boulder Growth & Income Fund, Inc., Centre Funds, Elevation ETF Trust, Index Funds, Reality Shares ETF Trust and Reaves Utility Income Fund.

Jennell Panella, 1974	Assistant Treasurer	Ms. Panella was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees.
Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009‐2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Panella also serves as Assistant Treasurer of James Advantage Funds.

Annual Report | April 30, 2017	35

The Disciplined Growth Investors Fund	Trustees and Officers

April 30, 2017 (Unaudited)

OFFICERS (continued)
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Alan Gattis, 1980	Assistant Treasurer	Mr. Gattis was elected Assistant Treasurer of the Trust at the September 13, 2016 meeting of the Board of Trustees.
Mr. Gattis joined ALPS in 2011 and is currently Vice President and Fund Controller of ALPS. Prior to joining ALPS, Mr. Gattis was an Auditor at Spicer Jeffries LLP (2009 through 2011) and an Auditor at PricewaterhouseCoopers LLP (2004 ‐ 2009). Because of his position with ALPS, Mr. Gattis is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Gattis is also Assistant Treasurer of ALPS Series Trust, Clough Funds Trust, Clough Global Opportunities Fund, Clough Global Dividend and Income Fund, Clough Global Equity, and Griffin Institutional Access Real Estate Fund.

Sharon Akselrod, 1974	Assistant Secretary	Ms. Akselrod was elected Assistant Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.
Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013‐2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008‐2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of ALPS ETF Trust.

Jennifer Craig, 1973	Assistant Secretary	Ms. Craig was elected Assistant Secretary of the Trust at the June 8, 2016 meeting of the Board of Trustees.
Ms.  Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Assistant Secretary of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough Funds Trust and ALPS Series Trust.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected. Officers are elected on an annual basis.
***
The Fund Complex includes all series of the Trust (currently 34) and any other investment companies for which any Trustee serves as trustee for and which Disciplined Growth Investors, Inc. provides investment advisory services (currently none).

36	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Privacy Policy

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
WHY?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account transactions
• Account balances and transaction history
• Wire transfer instructions
HOW?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DOES THE FUND SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non‐affiliates to market to you	No	We do not share.

Annual Report | April 30, 2017	37

The Disciplined Growth Investors Fund	Privacy Policy

WHO WE ARE
Who is providing this notice?	The Disciplined Growth Investors Fund
WHAT WE DO
How does the Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We collect your personal information, for example, when you
How does the Fund collect my personal information?	●	open an account
	●	provide account information or give us your contact information
	●	make a wire transfer or deposit money
Federal law gives you the right to limit only
Why can’t I limit all sharing?	●	sharing for affiliates’ everyday business purposes information about your creditworthiness
	●	affiliates from using your information to market to you
	●	sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
	●	The Fund does not share with non‐affiliates so they can market to you.
Joint marketing	A formal agreement between non‐affiliated financial companies that together market financial products or services to you.
	●	The Fund does not jointly market.

38	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Privacy Policy

OTHER IMPORTANT INFORMATION
California Residents
If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Vermont Residents
The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Annual Report | April 30, 2017	39

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS.
THE DISCIPLINED GROWTH INVESTORS FUND IS DISTRIBUTED BY ALPS DISTRIBUTORS, INC.

DGI000231 / 0618

EMERALD

MUTUAL FUNDS

DRIVEN BY RESEARCH

Emerald Growth Fund
Class A: HSPGX | Class C: HSPCX
Institutional Class: FGROX | Investor Class: FFGRX

Emerald Small Cap Value Fund
Class A: ELASX | Class C: ELCSX
Institutional Class: LSRYX | Investor Class: LSRIX

Emerald Insights Fund
Class A: EFCAX | Class C: EFCCX
Institutional Class: EFCIX | Investor Class: EFCNX

Emerald Banking and Finance Fund
Class A: HSSAX | Class C: HSSCX
Institutional Class: HSSIX | Investor Class: FFBFX

ANNUAL REPORT

April 30, 2017

Manager Commentary
Emerald Growth Fund	1
Emerald Small Cap Value Fund	6
Emerald Insights Fund	11
Emerald Banking and Finance Fund	15
Disclosure of Fund Expenses	21
Schedule of Investments
Emerald Growth Fund	23
Emerald Small Cap Value Fund	25
Emerald Insights Fund	27
Emerald Banking and Finance Fund	29
Statements of Assets and Liabilities	31
Statements of Operations	32
Statements of Changes of Net Assets
Emerald Growth Fund	33
Emerald Small Cap Value Fund	35
Emerald Insights Fund	37
Emerald Banking and Finance Fund	38
Financial Highlights
Emerald Growth Fund	39
Emerald Small Cap Value Fund	43
Emerald Insights Fund	47
Emerald Banking and Finance Fund	51
Notes to Financial Statements	55
Report of Independent Registered Public Accounting Firm	64
Disclosure Regarding Approval of Fund Advisory Agreements	65
Additional Information	67
Trustees & Officers	68
Privacy Policy	73

Emerald Growth Fund	Manager Commentary

April 30, 2017 (Unaudited)
April 2017

Dear Shareholders:

Investment Results
The performance of the Emerald Growth Fund’s Class A shares (without sales load), for the twelve months ended April 30, 2017, advanced by 24.60% outperforming the Russell 2000® Growth Index(1) which appreciated by 24.06%.

What a difference a year makes. After a concerning start to 2016 with recession fears driving the direction of the market, the improbable victory of President Donald Trump and a Republican sweep of Congress propelled the market to new highs as the prospect of less regulation, tax reform, accelerating  infrastructure  and  defense  spending  led  to  broad  based  optimism  that  economic  growth  and  corporate  profits  are  poised  to reaccelerate in 2017 and beyond. Small capitalization stocks were the largest beneficiary of this shift in sentiment, with the Russell 2000® Index(2) surging 25.63% during the year, substantially outpacing the Russell 1000® Index(3) which appreciated by 18.03%. Gains in small capitalization stocks were tilted toward the “Value” component of the Russell 2000® Index driven by outsized gains in the technology, materials, financial services, and producer durables sectors. These gains propelled the Russell 2000® Value Index(4) to appreciate by 27.18% over the trailing twelve  months, outpacing the Russell 2000® Growth Index which gained 24.06%.

Investment Analysis
On a relative basis, the portfolio outpaced the benchmark for the trailing period as the positive contribution to return achieved in the consumer discretionary, healthcare and utilities sectors offset relative underperformance within producer durables and financial services sectors.

The consumer discretionary sector was the largest source of relative outperformance for the trailing period driven by stock selection within the specialty retail, consumer services, hotel, leisure, diversified retail, and radio and TV broadcaster industries.

The healthcare sector also contributed positively to return driven by a combination of the portfolio’s relative underweight position and stock selection within the biotechnology, pharmaceutical and services industries. Performance within the utilities sector also contributed positively to relative performance as a result of the relative outperformance of holdings within the telecommunications services industries.

Relative outperformance in the aforementioned was partially offset by relative underperformance within the producer durables and financial services sectors. Performance within the producer durables sector was the largest detractor to return. The portfolio’s relative underweight position and stock selection within the back office support industry weighed on relative performance.

Performance within the financial services sector also detracted to return for the period largely as a result of the portfolio’s relative overweight position and stock selection within the securities, real estate investment trust, and insurance industries.

Exiting April 2016, the portfolio held the largest active exposures to the technology, utilities and materials sectors. Thoughts on those sectors and other areas of notable opportunity/ portfolio exposure are highlighted below:

The technology sector represents the portfolio’s largest overweight position. Looking forward within networking and communications, Emerald believes that the strategic imperative from both telecom service providers and datacenter operators to deliver high‐speed bandwidth will drive continued demand for optical components,  modules, and systems.  Additionally, spending on telecommunication infrastructure across China remains a significant driver of optical component demand, and although spending in this geography is currently in a state of flux, we believe China will ultimately remain a significant growth driver for the optical industry. Security spending continues to be a priority for enterprises and as such an attractive theme within the software industry. Additionally, Emerald also remains interested in the capital/consumer spending cycles associated with DOCSIS 3.1, Intel’s Purley/Skylake processor, Apple’s 10‐year anniversary iPhone 8, and next‐gen gaming consoles (both VR (virtual reality)  and standard).

The portfolio also maintains an overweight position to the utilities sectors. Within the utilities sector, Emerald continues to believe that adoption of unified communications among mid‐market and enterprise customers is in the very early stages and that the segment will continue to expand, shifting market leadership from traditional telephony equipment providers to a new group of software/network centric companies.

The portfolio’s exposure to the materials sector has grown as Emerald has become increasingly confident regarding the durability of the recovery in the residential and commercial construction markets, as well as the broadening opportunity set resulting from potential increases in infrastructure and construction spending that we expect to come to fruition under the new administration.

Annual Report | April 30, 2017	1

Emerald Growth Fund	Manager Commentary

April 30, 2017 (Unaudited)
Market Outlook:
As we look to the balance of the 2017, we believe there are several encouraging signs to support a reacceleration in domestic economic growth. First and foremost earnings in the first quarter have been stronger than expected. According to the May 12th Earnings Insight report from FactSet, earnings growth for the S&P 500,(5) with more than 400 of the companies having reported, is tracking to 14% which was significantly better than the 9% expected coming into reporting season and notably the best earnings growth posted by the S&P 500 since the third quarter of 2011. The strong earnings reporting season stands in stark contrast to the weak first quarter Gross Domestic  Product (GDP) growth, and would appear to be supportive of a future reacceleration in growth. Survey data has also generally remained supportive of this reacceleration, as has the outlook for employment with the April unemployment rate of 4.4% representing the lowest level since May of 2007. These factors, among others, are translating into greater confidence regarding the outlook for second quarter growth. The Atlanta Fed GDPNow forecast which accurately depicted the weakness in the first quarter, is currently projecting second quarter domestic GDP growth of 3.6%.

From a fiscal policy standpoint, while we believe the market will continue to monitor the happenings inside of the beltway we do not believe there is the same level of embedded expectations regarding the magnitude and timeframe for achieving reform as was the case earlier in the year and therefore expect the volatility emanating from the reform initiatives to be much more muted in the near‐term.

If economic growth remains intact, as we believe it will, Emerald believes small capitalization growth stocks remain relatively well positioned as growth and valuation relative to their value counterpart remains particularly attractive. At the close of April the portfolio held the largest relative overweight positions in the technology, utilities, and materials sectors. The portfolio had the most significant underweight positions within the healthcare, producer durables and consumer staples sectors. Please note that as a fundamental bottom‐up manager the aforementioned sector weights are a fall‐out of the stock selection process.

Top Contributors:	Top Detractors:
Veeva Systems Inc.	Opus Bank
Installed Building Products Inc.	Red Robin Gourmet Burgers Inc.
Nutrisystem Inc.	Acadia Healthcare Company Inc.
Tutor Perini Corporation	NantHealth Inc.
Applied Optoelectronics Inc.	Kona Grill Inc.

Kenneth G. Mertz II, CFA	Stacey L. Sears	Joseph W. Garner
Chief Investment Officer	Portfolio Manager	Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.emeraldmutualfunds.com to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Emerald Mutual Fund Advisers Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisers Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of  this information.

The Emerald Growth Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

2	www.emeraldmutualfunds.com

Emerald Growth Fund	Manager Commentary

April 30, 2017 (Unaudited)

(1)
The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(2)
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly into the Index.

(3)
The Russell 1000® Index is a stock market index that represents the highest-ranking 1,000 stocks in the Russell 3000® Index, which represents about 90% of the total market capitalization of that index. The Russell 1000® Index has a weighted average market capitalization of $81 billion; the median market capitalization is approximately $4.6 billion. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(4)
The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(5)
The S&P 500, is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ. The S&P 500 index components and their weightings are determined by S&P Dow Jones Indices.

Annual Report | April 30, 2017	3

Emerald Growth Fund	Manager Commentary

April 30, 2017 (Unaudited)

TOP TEN HOLDINGS
(as a % of Net Assets)*

Veeva Systems, Inc., Class A	2.77%
Installed Building Products, Inc.	2.29%
Bank of the Ozarks, Inc.	1.99%
LendingTree, Inc.	1.98%
Apogee Enterprises, Inc.	1.91%
Microsemi Corp.	1.80%
Trex Co., Inc.	1.78%
8x8, Inc.	1.71%
EPAM Systems, Inc.	1.63%
MicroStrategy, Inc., Class A	1.57%
Top Ten Holdings	19.43%

INDUSTRY SECTOR ALLOCATION
(as a % of Net Assets)

Technology	25.54%
Consumer Discretionary	16.45%
Health Care	14.86%
Financial Services	13.09%
Materials & Processing	11.52%
Producer Durables	10.50%
Utilities	4.42%
Energy	1.21%
Consumer Staples	0.92%
Cash, Cash Equivalents, & Other Net Assets	1.49%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.
AVERAGE ANNUAL TOTAL RETURN (for the period ended April 30, 2017)

					Since	Expense Ratio
	1 Year	3 Year	5 Year	10 Year	Inception(1)	Gross(2)	Net(2)
Class A (NAV)	24.60%	9.79%	12.72%	8.48%	11.09%	1.16%	1.16%
Class A (MOP)	18.71%	8.03%	11.63%	7.95%	10.87%	1.16%	1.16%
Russell 2000® Growth Index†	24.06%	9.27%	12.89%	7.97%	8.16%
Class C (NAV)	23.84%	9.08%	11.99%	7.79%	5.75%	1.82%	1.82%
Class C (CDSC)	22.84%	9.08%	11.99%	7.79%	5.75%	1.82%	1.82%
Russell 2000® Growth Index†	24.06%	9.27%	12.89%	7.97%	4.80%
Investor Class	24.57%	9.75%	12.68%	–	10.98%	1.23%	1.23%
Russell 2000® Growth Index†	24.06%	9.27%	12.89%	–	10.05%
Institutional Class	24.99%(3)	10.15%	13.07%	–	15.32%	0.86%	0.86%
Russell 2000® Growth Index†	24.06%	9.27%	12.89%	–	14.59%

Performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Performance shown for periods prior to March 16, 2012, reflects the performance of the Forward Growth Fund, a series of Forward Funds (as a result of a reorganization of the Forward Growth Fund into the Emerald Growth Fund).

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(1)	Inception Dates - Class A: 10/01/1992, Class C: 07/01/2000, Class Institutional: 10/21/2008, Class Investor: 05/01/2011

(2)
Emerald Mutual Fund Advisers Trust ("Emerald" or the "Adviser") has agreed contractually to waive a portion of its fees and reimburse other expenses until August 31, 2017 in amounts necessary to limit the Fund's operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund's average daily net assets) of 1.29%, 1.94%, 0.99% and 1.34% respectively. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred. The Adviser may not discontinue this waiver prior to August 31, 2017, without the approval by the Fund's Board of Trustees. Ratios as of the Prospectus dated August 31, 2017 and may differ from the ratios presented in the Financial Highlights.

(3)
Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

†
The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

4	www.emeraldmutualfunds.com

Emerald Growth Fund	Manager Commentary

April 30, 2017 (Unaudited)

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended April 30, 2017)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Annual Report | April 30, 2017	5

Emerald Small Cap Value Fund	Manager Commentary

April 30, 2017 (Unaudited)

April 30, 2017

Dear Shareholders:

Investment Results
The performance of the Emerald Small Cap Value Fund Investor Class, for the twelve months ended April 30, 2017, reflected a gain of 25.27% (without sales load) lagging the Russell 2000® Value Index(1) which was up 27.18%.

The small cap value asset class had a stellar performance in 2016, finishing the year well ahead of all other US equity asset classes. The US election results, improving domestic economic data, and benign news from overseas, help rekindle investors’ animal spirits.

The particularly strong rally in small cap equities during the 4th quarter of 2016 was aided by massive Exchange Traded Funds (ETFs) flows, that boosted the performance of sectors and industries that we believe should benefit most by President Trump's policies. Small cap ETFs took in $17.5 billion for the year and over $12 billion in 4Q alone(2). However, year to date, the rally in small cap equities has stalled. This could be attributed to domestic political uncertainty, flattening yield curve, and stretched valuations post‐election rally. In addition, passive small cap strategies continued to see meaningful inflows at the expense of active managers. Whereas, passive strategies as a percentage  of total small caps investing stands at 40% today, versus 23% just ten years ago(3).

Investment Analysis
The Emerald Small Cap Value Fund (without sales load) underperformed its benchmark for the 12‐month period ended April 30, 2017. At the sector level, relative outperformance was driven by stock selection within the producer durables, utilities, and financial services sectors, and a relative overweight to the benchmark’s technology sector.  Relative underperformance  was experienced within the technology sector.

Negative stock selection in the technology sector weighed on relative performance as holdings within the semiconductor and software industries were impacted by enterprise spending slowdown, partially due to economic and political uncertainties.

The Fund’s outperformance in the financial services sector was due to strong stock selection within our bank holdings versus the benchmark. The prospect of lower corporate tax rates and infrastructure spending could produce stronger Gross Domestic Product (GDP) growth rates in 2017.  In anticipation of increased economic growth rates and inflationary pressure, banks are already benefiting from higher interest rates which will likely  lead to higher net interest margins for most banks in 2017. We remain bullish on banks as we believe that the banking sector will continue to outperform the market as investors anticipate superior earnings growth supported by reduced corporate taxes, lower regulatory expenses and several rate increases by the Fed in 2017.

Historically, the Fund’s portfolio had a higher exposure to the Financials sector than its peers, which has significantly expanded since the beginning of 2017. We believe it is a differentiating factor, and has contributed significant alpha to our performance since inception.

In addition, we continued to reduce our overweight in the technology sector, in accordance to our sell discipline.

With increasing uncertainty in the market, and expectations for higher interest rates, the portfolio management team is comfortable with being overweight the Financials sector, and investing in companies that generate prodigious amounts of free cash flow.

Market Outlook
Early stumbles in passing key legislation due to disunity within the Republican Party put into question President Trumps’ ability to move forward in a timely manner with the rest of his ambitious agenda. Infrastructure spending, tax reform, and reduction in regulations, will probably take much longer to materialize than previously expected. Small caps, which benefit greatly by pro‐growth domestic policy, have lagged the market recently. Credit Suisse noted that the “broad market performance has been closely tied to trends in Trump’s favorability since the election. Within US equities, small caps and value have also tended to outperform large cap and growth when Trump’s favorability rises and underperform when Trump’s favorability falls.”(4)

While we still believe that the US business cycle is maturing, current market conditions are supportive of further growth and margin expansion in domestic companies. ISM (Institute for Supply Management) Manufacturing and Non‐Manufacturing PMIs (Purchasing Managers Index) have been strong year to date, signaling rapid growth. NFIB (National Federation of Independent Business) Small Business Optimism Index has been at lofty levels since the election, with the last data point at 104.5. Also, it seems that labor slack is diminishing and wages continues to rise. The latest reading of the unemployment rate as of April 2017, was 4.4%, and the U6 underemployment  rate fell to 8.6%, both lowest in almost a decade and indicative of full employment(5).

6	www.emeraldmutualfunds.com

Emerald Small Cap Value Fund	Manager Commentary

April 30, 2017 (Unaudited)

Barring any geopolitical shocks (US in direct military conflict with Russia over Syria, North Korea, additional exits from the EU, etc.) the US economy should continue to grow at a faster pace than recent history. And, in this environment small cap companies should do well on a relative basis.

We will continue to seek attractive investment opportunities for our clients by focusing on high‐quality companies identified and evaluated by our fundamental research and active portfolio management.

Top Contributors	Top Detractors
MasTec, Inc.	MDC Partners Inc. Class A
First Merchants Corporation	Opus Bank
SVB Financial Group	Synaptics Incorporated
Viad Corp	Perficient, Inc.
Ducommun Incorporated	Real Industry, Inc.

Sincerely,

Ori Elan	Steven E. Russell, Esq.
Vice President	Vice President
Portfolio Manager	Portfolio Manager

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.emeraldmutualfunds.com to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Emerald Mutual Fund Advisers Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisers Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of  this information.

The Emerald Small Cap Value Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

(1)
The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(2)	Jefferies, Strategy Note, 02 January, 2017.

(3)	Jefferies, Equity Strategy Note, 04 April, 2017.

(4)	Credit Suisse, US Equity Strategy Stat Pack, 04 April, 2017.

(5)	MKM Partners, Macrostrategy, 07 April, 2017.

Annual Report | April 30, 2017	7

Emerald Small Cap Value Fund	Manager Commentary

April 30, 2017 (Unaudited)

TOP TEN HOLDINGS
(as a % of Net Assets)*

ILG, Inc.	2.27%
Builders FirstSource, Inc.	2.17%
Cubic Corp.	2.15%
Gray Television, Inc.	2.11%
MasTec, Inc.	2.06%
Viad Corp.	2.06%
Microsemi Corp.	1.97%
Rudolph Technologies, Inc.	1.95%
ZAGG, Inc.	1.92%
Generac Holdings, Inc.	1.81%
Top Ten Holdings	20.47%

INDUSTRY SECTOR ALLOCATION
(as a % of Net Assets)

Financial Services	48.96%
Technology	13.24%
Consumer Discretionary	12.35%
Producer Durables	10.98%
Materials & Processing	7.62%
Utilities	3.54%
Energy	2.39%
Cash, Cash Equivalents, & Other Net Assets	0.92%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

AVERAGE ANNUAL TOTAL RETURN (for the period ended April 30, 2017)(1),(2)

			Since	Expense Ratio
	1 Year	3 Years	Inception(2)	Gross(3)(4)	Net(3)(4)
Class A (NAV)	25.15%	8.53%	13.27%	2.12%	1.36%
Class A (MOP)	19.19%	6.78%	12.06%	2.12%	1.36%
Russell 2000® Value Index(5)	27.18%	8.71%	13.59%
Class C (NAV)	24.32%(6)	7.82%	12.53%	2.77%	2.01%
Class C (CDSC)	23.32%	7.82%	12.53%	2.77%	2.01%
Russell 2000® Value Index(5)	27.18%	8.71%	13.59%
Investor Class	25.27%	8.68%	13.43%	2.02%	1.26%
Russell 2000® Value Index(5)	27.18%	8.71%	13.59%
Institutional Class	25.58%	8.89%	13.65%	1.77%	1.01%
Russell 2000® Value Index(5)	27.18%	8.71%	13.59%

Performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(1)
As of June 26, 2015, the Emerald Small Cap Value Fund was reorganized as a successor to the Elessar Small Cap Value Fund (the Predecessor Fund), a series of Elessar Investment Trust. The performance shown for periods prior to June 26, 2015 reflects the performance of the Predecessor Fund's Institutional Class and Investor Class shares. The Predecessor Fund did not offer Class A or Class C shares. The performance shown for Class A and C shares prior to June 30, 2015 reflect the historical performance of the Predecessor Fund’s Institutional and Investor Shares since inception on October 15, 2012, calculated using the fees and expenses of Class A and C shares, respectively.

(2)	Commencement Dates - Class A: 06/30/2015, Class C: 06/30/2015, Class Institutional: 10/15/2012, Class Investor:10/15/2012

(3)
Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”) has agreed contractually to waive a portion of its fees and reimburse other expenses until August 31, 2017 in amounts necessary to limit the Fund’s operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund’s average daily net assets) of 1.35%, 2.00%, 1.00% and 1.25% respectively. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred. The Adviser may not discontinue this waiver prior to August 31, 2017, without the approval by the Fund's Board of Trustees. Ratios as of the Prospectus dated August 31, 2017 and may differ from the ratios presented in the Financial Highlights.

8	www.emeraldmutualfunds.com

Emerald Small Cap Value Fund	Manager Commentary

April 30, 2017 (Unaudited)

(4)
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report as the ratio’s per the prospectus are based on estimated future expenses as of the date of the prospectus.

(5)
The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(6)
Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

Important Risks
Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

Annual Report | April 30, 2017	9

Emerald Small Cap Value Fund	Manager Commentary

April 30, 2017 (Unaudited)

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended April 30, 2017)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

10	www.emeraldmutualfunds.com

Emerald Insights Fund	Manager Commentary

April 30, 2017 (Unaudited)

April 30, 2017

Dear Shareholder:

Investment Results:
The performance of the Emerald Insights Fund’s Class A shares (without sales load), for the prior  12  months reflected a gain  of 16.92%, outperforming the Russell MidCap® Growth Index(1) benchmark of 15.83% by 1.09%.  Performance for the period was driven by outperformance in healthcare, technology, and consumer; with underperformance in producer durables and materials.

Investment Analysis:
The past year saw financial markets generally return to valuing fundamental performance rather than 2014/2015 where markets were largely dominated by macroeconomic concerns; and risk, either real or perceived, was demonized.  Overall, midcap growth stocks continued their move higher off the February 2015 lows as global growth concerns abated and the appetite for risk increased.  During the final quarter of the reporting period, growth stocks outperformed both value and core, and larger names led in all size segments.  In the Russell MidCap Growth Index benchmark, higher quality names outperformed, as did companies with a larger percentage of foreign sales due to improved international activity and some evidence of global exchange rate stabilization.

Although domestic economic growth remained lackluster, economic indicators remained generally positive throughout the year, with consumer and business sentiment continuing to improve as a result of optimism on the implementation of a pro‐business Trump agenda.  On the negative side, first quarter 2017 Gross Domestic Product (GDP) growth forecasts continued to be weak, with many economists attributing the weakness to measurement of first quarter seasonality.  Loan growth, retail sales and auto sales were also weak with anemic loan growth, in particular, being a worrisome harbinger of potential future economic weakness.

Market Outlook:
We fundamentally believe that growth in earnings and revenues drives stock prices.  Valuations continue to be favorable for the Emerald’s Insights Portfolio which still exhibits stronger forecasted earnings growth rates than the benchmark at discounted valuations multiples, giving us confidence in  our  portfolio  positioning.  M&A  (Mergers  and  Acquisitions)  remains  robust  with  extremely low interest rates;  ISM  (Institute  for  Supply Management) and non‐manufacturing indicators continue to show  strength; and business and consumer sentiment is near recent highs.  In addition, jobless claims are at very low levels and all employment measures remain positive.

While we are generally positive on both the economy and the markets, we expect to capitalize on increased volatility by investing in quality companies that have company‐specific catalysts for growth.  From a positioning perspective, we remain overweight Technology, Materials, Energy, and specific pockets of growth in both the Consumer Discretionary and Healthcare segments.  We remain confident in our ability to identify growth companies with strong management teams and competitive advantages not properly valued or researched by the Street.

Our key premise when we started the Emerald Mid Cap Growth Strategy over eleven years ago was that mid‐caps offer better performance than large with less risk than small.  We continue to believe that Emerald’s fundamental, bottom‐up research applied to mid‐cap equities should provide a compelling opportunity to produce attractive returns while mitigating some of the risks and volatility that can commonly be associated with small‐cap investing.

Top 5 Contributors:	Top 5 Detractors:
Veeva Systems Inc Class A	Fitbit, Inc. Class A
Incyte Corporation	Under Armour, Inc. Class A
SVB Financial Group	Palo Alto Networks, Inc.
NVIDIA Corporation	SM Energy Company
Cepheid	Acuity Brands, Inc.

David A. Volpe, CFA	Stephen L. Amsterdam	Joseph Hovorka
Deputy Chief Investment Officer	Associate Portfolio Manager	Associate Portfolio Manager
Portfolio Manager	Portfolio Manager

Emerald Mutual Fund Advisers Trust

Annual Report | April 30, 2017	11

Emerald Insights Fund	Manager Commentary

April 30, 2017 (Unaudited)

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.emeraldmutualfunds.com to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Emerald Mutual Fund Advisers Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisers Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of  this information.

Diversification does not eliminate the risk of experiencing investment losses.

The Emerald Insights Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

(1)
The Russell MidCap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell MidCap Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

12	www.emeraldmutualfunds.com

Emerald Insights Fund	Manager Commentary

April 30, 2017 (Unaudited)

TOP TEN HOLDINGS
(as a % of Net Assets)*

MGM Resorts International	2.48%
Affiliated Managers Group, Inc.	2.06%
Wabtec Corp.	2.04%
Dycom Industries, Inc.	2.03%
Cinemark Holdings, Inc.	2.02%
Broadcom Ltd.	1.90%
SBA Communications Corp., Class A	1.89%
Acadia Healthcare Co., Inc.	1.85%
Berry Global Group, Inc.	1.82%
Six Flags Entertainment Corp.	1.78%
Top Ten Holdings	19.87%

INDUSTRY SECTOR ALLOCATION
(as a % of Net Assets)

Consumer Discretionary	23.85%
Technology	21.42%
Health Care	13.74%
Financial Services	11.23%
Producer Durables	10.44%
Materials & Processing	10.12%
Consumer Staples	4.33%
Energy	4.24%
Cash, Cash Equivalents, & Other Net Assets	0.63%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.
AVERAGE ANNUAL TOTAL RETURN (for the period ended April 30, 2017)

		Since	Expense Ratio
	1 Year	Inception(1)	Gross(2)	Net(2)
Class A (NAV)	16.92%	4.65%	2.03%	1.36%
Class A (MOP)	11.41%	2.81%	2.03%	1.36%
Russell MidCap® Growth Index†	15.83%	8.79%
Class C (NAV)	16.21%	3.91%	2.68%	2.07%
Class C (CDSC)	15.21%	3.91%	2.68%	2.07%
Russell MidCap® Growth Index†	15.83%	8.79%
Investor Class	16.75%	4.52%	2.08%	1.41%
Russell MidCap® Growth Index†	15.83%	8.79%
Institutional Class	17.27%	4.92%	1.73%	1.06%
Russell MidCap® Growth Index†	15.83%	8.79%

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(1)	Inception Date – August 1, 2014.

(2)
Emerald Mutual Fund Advisers Trust ("Emerald" or the "Adviser") has agreed contractually to waive a portion of its fees and reimburse other expenses until August 31, 2017 in amounts necessary to limit the Fund's operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund's average daily net assets) of 1.35%, 2.00%, 1.05% and 1.40% respectively. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred. The Adviser may not discontinue this waiver prior to August 31, 2017, without the approval by the Fund's Board of Trustees. Ratios as of the Prospectus dated August 31, 2017 and may differ from the ratios presented in the Financial Highlights.

†
The Russell MidCap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Important Risks
Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

Annual Report | April 30, 2017	13

Emerald Insights Fund	Manager Commentary

April 30, 2017 (Unaudited)

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended April 30, 2017)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

14	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Manager Commentary

April 30, 2017 (Unaudited)

April 30, 2017

Dear Shareholder:

Investment Results
The Emerald Banking & Finance Fund outperformed the Russell 2000 Index(1) for the twelve months ended April 30, 2017, with the Fund’s A shares at no-load returning 33.10% vs. 25.63% for the Index.  During the twelve months ended April 30, 2017, the Russell 2000 Financial Services Index(2) returned 27.87%; the SNL Small Cap U.S. Bank & Thrift Index(3) gained 37.30% versus a 17.92% gain delivered by the Standard & Poor’s 500 Index(4) and a gain of 27.18% for the Russell 2000® Value Index(5).

What a year it has been!  Over the past twelve months bank stocks have had volatile moves and if an investor was not fully invested at all times he or she probably missed out on the impressive move by bank stocks in the fourth quarter of 2016.  Banks spent the first three months of the fiscal year essentially trading flat as investors debated the strength of the U.S. economy and whether the Federal Reserve would raise rates at all in 2016. During the first half of the fiscal year short term rates held steady and asset sensitive banks, which benefit from increases  in short   term rates, fell out of favor.  As a result, our portfolio, which is over-weighted in asset sensitive banks underperformed.  The Fund’s performance also suffered from our decision not to invest in banks with energy exposure in their loan portfolio until we felt more certain that we had seen  the   peak of loan defaults that resulted from lower energy prices.  We obviously showed an abundance of caution, in regard to energy exposed banks, and the market did not agree with us as banks with substantial energy loans were some of the best performing banks in the second and third calendar quarters of 2016. Our caution, while warranted, contributed to our underperformance of the SNL Small Cap U.S. Bank and Thrift Index(6) over the last twelve months.

Finally in September 2016, it became apparent that the Federal Reserve was more likely to raise rates in December 2016 and bank stocks began to climb.  Enthusiasm for banks and a possible rate increase was muted however by the looming Presidential election and the uncertainty surrounding the election.

Upon President Trump’s win there appeared to be no more uncertainty in the market and the SNL Small Cap Bank and Thrift Index was up 22.53% from the election through the end of 2016.  Investors bought small cap bank stock with the hopes of the banks benefitting from  deregulation, lower corporate tax rates, increased interest rates and a strong economy.  Bank investors finished calendar 2016 with high hopes.  But so far bank stocks have not delivered in 2017 with the SNL Small Cap Bank and Thrift index down 1.12% through the end of the fiscal year as investors’ euphoria over the potential for tax cuts, regulatory roll backs and economic growth has faded.

We continue to have an overweight in asset sensitive banks, which is the result of being invested in banks that focus on commercial lending.  Our position in these banks are not a play on trying to time interest rate increases but instead our preference for banks that have more of a commercial loan focus as they tend to be more growth oriented.

Investment Analysis
In the first quarter of 2017 most publicly traded community banks have reported improved efficiency ratios and return on average assets on a year over year basis.  According to SNL: Data Dispatch, among major exchange traded banks and thrifts with less than $10 billion in assets, the median efficiency ratio fell to 63.90% for the first quarter, down from 65.49% in the year ago quarter.  Meanwhile, the median return on average assets improved year over year to 0.90%, up from 0.87% over the same time frame.  However, while most community banks are reporting increased profitability, net interest margin has slipped year over year.  Median net interest margins for the same group of exchange traded banks with assets less than $10 billion fell to 3.51% compared to 3.55% a year ago.  We believe the lower net interest margin is the result of slower loan growth in the first quarter of 2017, thus creating more cash  sitting idle   rather than being deployed into loans.

There is no doubt that slowing loan growth raises concerns about the durability of the economic recovery.  The last six months have offered banks greater opportunities to put liquidity to work in their securities portfolios at more attractive yields than were available throughout   much of 2016. The pickup in yield was welcome with loan growth remaining relatively weak over the last two quarters, despite improving customer and business sentiment in the aftermath of the U.S. presidential election.

It seems that stronger loan growth failed to materialize in the remaining months of the first quarter of 2017.  The Federal Reserve's latest H.8 release, which tracks commercial bank balances through March 28, shows that loans have grown by 0.4% since Sept. 28, two days before the end of the third quarter, while securities have grown 1.1% during the same time frame.  Over the last year,  loans have grown by 3.8% and securities have increased by 6.8%, according to the Fed data.

As securities have continued to grow, banks have seen their securities portfolios move underwater due to rising long-term rates.  Long-term rates have risen considerably off lows reported in the summer of 2016, when the U.K.'s decision to leave the European Union sparked a flight to quality in the markets and sent the yield on the 10-year Treasury down to 1.37%. However, since then, long-term rates have increased by more than 120 basis points at one point, primarily driven by Donald Trump's surprise victory in the U.S. presidential election.  We believe rates surged as the market weighed the prospect of stronger economic growth coming from fiscal stimulus as well as a higher deficit stemming from increased infrastructure spending coupled with tax cuts.

Annual Report | April 30, 2017	15

Emerald Banking and Finance Fund	Manager Commentary

April 30, 2017 (Unaudited)

Since then, major U.S. policy changes have not come to pass.  The administration and Republican controlled Congress have struggled to unify over such issues such as  healthcare reform and geopolitical risk and uncertainty have also come back into market discussions.

Market Outlook
The Federal Reserve has continued to move forward with its tightening bias, raising the federal funds rate in December 2016 and March  2017.  We believe that investors continue to expect additional rate increases later in 2017 and many financial institutions have positioned their balance sheets to benefit from higher interest rates.  We believe  that   banks will likely see higher yields on newly originated loans and should see yields on variable rate loans move higher.

The fund has a number of bank holdings with loan portfolios that are tied to benchmark rates such as the London Interbank Offered Rate or LIBOR, which has risen considerably over much of the last year.  While LIBOR moved higher ahead of the Fed’s rate increase in December 2015, it decoupled from the fed funds rate in the summer of 2016 and rose further in the months leading up to planned money market reform in October  2016.  That regulation required prime institutional money market funds’ asset values to float, which spurred significant outflows in prime money market funds and into government money market funds thus pushing LIBOR higher.  Since July 2016, three month LIBOR raised more than 50 basis points or nearly in line with the two rate hikes  by the Federal Reserve in December 2016 and March 2017.

We believe the increase in short term rates helped drive net interest income higher for community banks in the first calendar quarter of 2017.  We believe that where bank stocks go next may depend on two factors, how quickly short term interest rates rise and how rapidly loan growth can stabilize and return to previous levels.

Our focus remains on seeking companies capable of producing above average organic growth, relatively stable net interest margins, and improving earnings power aided by lower efficiency ratios, with potential for accretive mergers & acquisitions activity,  as we deploy Emerald’s 10-Step research process to seek out companies in this market environment that are poised for the potential of higher short-term interest rates.

Top Five Contributors to Return Included	Top Five Detractors to Return Included
SVB Financial Group	Opus Bank
Meta Financial Group, Inc.	Baylake Corp.
ServisFirst Bancshares Inc	First NBC Bank Holding Co.
National Commerce Corp. (Alabama)	BankUnited, Inc.
Ameris Bancorp	Virtu Financial, Inc. Class A

Kenneth G. Mertz II, CFA	Steven E. Russell, Esq.
Chief Investment Officer	Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.emeraldmutualfunds.com to obtain current performance information and for the current prospectus and statement of additional information.

The views of Emerald Mutual Fund Advisers Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisers Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of  this information.

16	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Manager Commentary

April 30, 2017 (Unaudited)

Diversification does not eliminate the risk of experiencing investment losses.

The Emerald Banking and Finance Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

(1)
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly into the Index.

(2)
The Russell 2000® Financial Services TR Index – is comprised of the smallest financial services companies in the Russell 3000 Index. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

(3)
SNL Small Cap Bank & Thrift Index: Includes all publicly traded (NYSE, NYSE Amex, NASDAQ, OTC BB, Pink Sheets) Banks and Thrifts in SNL's coverage universe with $250M to $1B Total Common Market Capitalization as of most recent pricing data. Source: SNL Financial, data as of April 30, 2016.

(4)
The Standard & Poor’s 500® Index is an unmanaged index of 500 common stocks chosen for the market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

(5)
The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(6)
SNL Small Cap Bank & Thrift Index: Includes all publicly traded Banks and Thrifts in SNL's coverage universe with $250M to $1B Total Common Market Capitalization as of most recent pricing data. Source: SNL Financial, data as of April 30, 2017.

Annual Report | April 30, 2017	17

Emerald Banking and Finance Fund	Manager Commentary

April 30, 2017 (Unaudited)

TOP TEN HOLDINGS (as a % of Net Assets)*
Bank of the Ozarks, Inc.	3.19%
Meta Financial Group, Inc.	2.80%
SVB Financial Group	2.77%
Home BancShares, Inc.	2.40%
Eagle Bancorp, Inc.	2.15%
Ameris Bancorp	2.08%
ServisFirst Bancshares, Inc.	2.07%
LendingTree, Inc.	2.00%
National Commerce Corp.	1.98%
Customers Bancorp, Inc.	1.93%
Top Ten Holdings	23.37%

INDUSTRY SECTOR ALLOCATION
(as a % of Net Assets)

Banks: Diversified	78.50%
Banks: Savings, Thrift & Mortgage Lending	10.60%
Insurance: Property-Casualty	2.09%
Consumer Lending	2.00%
Diversified Financial Services	1.85%
Real Estate Investment Trusts (REITs)	1.37%
Asset Management & Custodian	0.94%
Computer Service Software & Systems	0.53%
Insurance: Multi Line	0.47%
Cash, Cash Equivalents, & Other Net Assets	1.65%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.
AVERAGE ANNUAL TOTAL RETURN (for the period ended April 30, 2017)

	1 Year	3 Year	5 Year	10 Year	Since	Expense Ratio
					Inception(1)	Gross(2)	Net(2)
Class A (NAV)	33.10%(3)	16.81%	19.67%	5.90%	9.53%	1.49%	1.49%
Class A (MOP)	26.77%	14.94%	18.50%	5.39%	9.27%	1.49%	1.49%
Russell 2000® Index†	25.63%	9.04%	12.95%	7.05%	8.23%
Russell 2000® Financial Services TR Index††	27.87%	13.36%	15.31%	5.61%	8.94%
Class C (NAV)	32.23%	16.05%	18.89%	5.22%	9.81%	2.14%	2.14%
Class C (CDSC)	31.23%	16.05%	18.89%	5.22%	9.81%	2.14%	2.14%
Russell 2000® Index†	25.63%	9.04%	12.95%	7.05%	7.53%
Russell 2000® Financial Services TR Index††	27.87%	13.36%	15.31%	5.61%	10.01%
Investor Class	33.09%	16.81%	19.66%	–	14.87%	1.54%	1.54%
Russell 2000® Index†	25.63%	9.04%	12.95%	–	12.20%
Russell 2000® Financial Services TR Index††	27.87%	13.36%	15.31%	–	13.18%
Institutional Class	33.51%(3)	17.19%	20.06%	–	19.72%	1.19%	1.19%
Russell 2000® Index†	25.63%	9.04%	12.95%	–	12.12%
Russell 2000® Financial Services TR Index††	27.87%	13.36%	15.31%	–	14.88%

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Performance shown for periods prior to March 16, 2012, reflects the performance of the Forward Banking & Finance Fund, a series of Forward Funds (as a result of a reorganization of the Forward Banking & Finance Fund into the Emerald Banking & Finance Fund).

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(1)	Inception Dates - Class A: 02/18/1997, Class C: 07/01/2000, Class Institutional: 03/19/2012, Class Investor: 03/16/2010

(2)
Emerald Mutual Fund Advisers Trust ("Emerald" or the "Adviser") has agreed contractually to waive a portion of its fees and reimburse other expenses until August 31, 2017 in amounts necessary to limit the Fund's operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund's average daily net assets) of 1.84%, 2.49%, 1.54% and 1.89% respectively. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred. The Adviser may not discontinue this waiver prior to August 31, 2017, without the approval by the Fund's Board of Trustees. Ratios as of the Prospectus dated August 31, 2017 and may differ from the ratios presented in the Financial Highlights.

18	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Manager Commentary

April 30, 2017 (Unaudited)

(3)
Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

†
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into an index.

††
The Russell 2000® Financial Services TR Index is comprised of the smallest financial services companies in the Russell 3000 Index.  The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes.  An investor may not invest directly in the Index.

Important Risks
A fund that concentrates in a particular industry will involve a greater degree of risk than a fund with a more diversified portfolio. Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

Annual Report | April 30, 2017	19

Emerald Banking and Finance Fund	Manager Commentary

April 30, 2017 (Unaudited)

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended April 30, 2017)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

20	www.emeraldmutualfunds.com

Emerald Funds	Disclosure of Fund Expenses

April 30, 2017 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period November 1, 2016 through April  30, 2017.

Actual Expenses
The first line for each share class of the Fund in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example,  an $8,600  account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes
The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To  do so, compare this 5% hypothetical example with the 5%  hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of the Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Emerald Growth Fund	Beginning Account Value 11/01/16	Ending Account Value 04/30/17	Expense Ratio(a)	Expense Paid During Period 11/01/16 - 4/30/17(b)
Class A
Actual	$1,000.00	$1,177.50	1.06%	$5.72
Hypothetical (5% return before expenses)	$1,000.00	$1,019.54	1.06%	$5.31
Class C
Actual	$1,000.00	$1,173.30	1.71%	$9.21
Hypothetical (5% return before expenses)	$1,000.00	$1,016.31	1.71%	$8.55
Institutional Class
Actual	$1,000.00	$1,179.30	0.74%	$4.00
Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	0.74%	$3.71
Investor Class
Actual	$1,000.00	$1,176.90	1.09%	$5.88
Hypothetical (5% return before expenses)	$1,000.00	$1,019.39	1.09%	$5.46

Emerald Small Cap Value Fund
Class A
Actual	$1,000.00	$1,213.30	1.35%	$7.41
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	1.35%	$6.76
Class C
Actual	$1,000.00	$1,210.50	2.00%	$10.96
Hypothetical (5% return before expenses)	$1,000.00	$1,014.88	2.00%	$9.99
Institutional Class
Actual	$1,000.00	$1,215.60	1.00%	$5.49
Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	1.00%	$5.01
Investor Class
Actual	$1,000.00	$1,214.30	1.25%	$6.86
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26

Annual Report | April 30, 2017	21

Emerald Funds	Disclosure of Fund Expenses

April 30, 2017 (Unaudited)

Emerald Insights Fund	Beginning Account Value 11/01/16	Ending Account Value 04/30/17	Expense Ratio(a)	Expense Paid During Period 11/01/16 - 4/30/17(b)
Class A
Actual	$1,000.00	$1,133.00	1.35%	$7.14
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	1.35%	$6.76
Class C
Actual	$1,000.00	$1,129.10	2.00%	$10.56
Hypothetical (5% return before expenses)	$1,000.00	$1,014.88	2.00%	$9.99
Institutional Class
Actual	$1,000.00	$1,134.20	1.05%	$5.56
Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	1.05%	$5.26
Investor Class
Actual	$1,000.00	$1,131.30	1.40%	$7.40
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	1.40%	$7.00

Emerald Banking and Finance Fund
Class A
Actual	$1,000.00	$1,285.10	1.41%	$7.99
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	1.41%	$7.05
Class C
Actual	$1,000.00	$1,281.00	2.06%	$11.65
Hypothetical (5% return before expenses)	$1,000.00	$1,014.58	2.06%	$10.29
Institutional Class
Actual	$1,000.00	$1,287.30	1.06%	$6.01
Hypothetical (5% return before expenses)	$1,000.00	$1,019.54	1.06%	$5.31
Investor Class
Actual	$1,000.00	$1,285.80	1.37%	$7.76
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	1.37%	$6.85

(a)	The Fund's expense ratios have been based on the Fund's most recent fiscal half-year expenses.
(b)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

22	www.emeraldmutualfunds.com

Emerald Growth Fund	Schedule of Investments

April 30, 2017

Shares		Value (Note 2)
COMMON STOCKS: 98.51%
Consumer Discretionary: 16.45%
335,870	American Eagle Outfitters, Inc.	$4,732,408
109,372	Burlington Stores, Inc.(a)	10,819,078
111,468	Camping World Holdings, Inc., Class A	3,446,591
1,299,906	Chegg, Inc.(a)	11,712,153
30,227	Churchill Downs, Inc.	5,041,864
170,299	Chuy's Holdings, Inc.(a)	5,074,910
58,972	Dave & Buster's Entertainment, Inc.(a)	3,774,798
223,492	Five Below, Inc.(a)	10,977,927
97,994	Jack in the Box, Inc.	9,992,448
185,501	Kate Spade & Co.(a)	3,227,718
400,659	Kona Grill, Inc.(a)	2,283,756
120,709	Leaf Group Ltd.(a)	1,007,920
274,130	Marcus Corp.	9,265,594
123,144	Matthews International Corp., Class A	8,441,521
56,926	Meritage Homes Corp.(a)	2,217,268
220,609	Nexstar Broadcasting Group, Inc., Class A	15,222,021
282,212	NutriSystem, Inc.	15,084,231
286,182	Ollie's Bargain Outlet Holdings, Inc.(a)	10,960,771
141,833	Penn National Gaming, Inc.(a)	2,621,074
328,673	Planet Fitness, Inc., Class A	6,836,398
24,136	Red Robin Gourmet Burgers, Inc.(a)	1,417,990
642,736	Sequential Brands Group, Inc.(a)	2,166,020
192,044	Steven Madden Ltd.(a)	7,307,274
460,803	Tile Shop Holdings, Inc.	9,838,144
374,058	Tilly's, Inc., Class A	3,575,995
		167,045,872

Consumer Staples: 0.92%
207,709	Freshpet, Inc.(a)	2,440,581
403,374	Hostess Brands, Inc.(a)	6,913,830
		9,354,411

Energy: 1.21%
650,503	Callon Petroleum Co.(a)	7,701,955
268,600	Enphase Energy, Inc.(a)	319,634
305,796	Keane Group, Inc.(a)	4,226,101
		12,247,690

Financial Services: 13.09%
425,431	Bank of the Ozarks, Inc.	20,195,210
596,416	Bofl Holding, Inc.(a)	14,248,378
499,417	CareTrust REIT, Inc., REIT	8,500,077
203,274	Customers Bancorp, Inc.(a)	6,287,265
231,851	FCB Financial Holdings, Inc., Class A(a)	10,954,960
122,502	First Choice Bank	2,495,978

Shares		Value (Note 2)
Financial Services (continued)
201,223	Health Insurance Innovations, Inc., Class A(a)	$3,370,485
148,203	Howard Bancorp, Inc.(a)	2,778,806
142,835	LendingTree, Inc.(a)	20,125,452
59,675	MedEquities Realty Trust, Inc., REIT	705,359
214,690	Moelis & Co., Class A	7,879,123
144,926	National Commerce Corp.(a)	5,608,636
98,594	Opus Bank	2,223,295
278,556	Pacific Premier Bancorp, Inc.(a)	10,181,222
227,198	QTS Realty Trust, Inc., REIT, Class A	12,141,461
74,313	Wintrust Financial Corp.	5,265,819
		132,961,526

Health Care: 14.86%
345,958	Adamas Pharmaceuticals, Inc.(a)	5,666,792
269,802	Aimmune Therapeutics, Inc.(a)	5,244,951
276,046	Albany Molecular Research, Inc.(a)	4,419,496
235,523	Alder Biopharmaceuticals, Inc.(a)	4,722,236
280,917	AtriCure, Inc.(a)	5,758,798
165,807	AxoGen, Inc.(a)	2,022,845
24,184	Bluebird Bio, Inc.(a)	2,151,167
500,000	Bovie Medical Corp.(a)	1,350,000
59,880	Clovis Oncology, Inc.(a)	3,466,453
283,359	Exelixis, Inc.(a)	6,347,242
603,545	Insmed, Inc.(a)	11,135,405
159,196	Integer Holdings Corp.(a)	5,850,453
545,268	K2M Group Holdings, Inc.(a)	12,077,686
198,252	MacroGenics, Inc.(a)	4,284,226
227,337	NantHealth, Inc.(a)	707,018
495,249	NeoGenomics, Inc.(a)	3,739,130
47,851	Neurocrine Biosciences, Inc.(a)	2,555,243
33,353	Obalon Therapeutics, Inc.(a)	354,209
119,246	Portola Pharmaceuticals, Inc.(a)	4,768,648
115,611	Puma Biotechnology, Inc.(a)	4,693,807
161,398	Reata Pharmaceuticals, Inc., Class A(a)	3,347,395
76,839	Sage Therapeutics, Inc.(a)	5,455,569
379,884	Sarepta Therapeutics, Inc.(a)	13,774,594
129,090	Tabula Rasa HealthCare, Inc.(a)	1,740,133
285,399	Teladoc, Inc.(a)	7,077,895
525,437	Veeva Systems, Inc., Class A(a)	28,173,932
		150,885,323

Materials & Processing: 11.52%
356,650	Apogee Enterprises, Inc.	19,437,425
738,410	Cliffs Natural Resources, Inc.(a)	4,962,115
302,530	GMS, Inc.(a)	10,939,485
70,919	Innospec, Inc.	4,680,654
435,435	Installed Building Products, Inc.(a)	23,230,457
167,977	Masonite International Corp.(a)	13,975,686
364,238	TimkenSteel Corp.(a)	5,492,709
247,598	Trex Co., Inc.(a)	18,121,698
175,344	US Concrete, Inc.(a)	10,871,328

Annual Report | April 30, 2017	23

Emerald Growth Fund	Schedule of Investments

April 30, 2017

Shares		Value (Note 2)
Materials & Processing (continued)
127,880	US Silica Holdings, Inc.	$5,307,020
		117,018,577

Producer Durables: 10.50%
47,752	Blue Bird Corp.(a)	888,187
139,909	Dycom Industries, Inc.(a)	14,782,785
41,211	Generac Holdings, Inc.(a)	1,449,391
204,195	Kennametal, Inc.	8,490,428
234,253	KLX, Inc.(a)	11,080,167
44,340	Knoll, Inc.	1,062,386
958,052	Kratos Defense & Security Solutions, Inc.(a)	7,300,356
27,318	NV5 Global, Inc.(a)	1,057,207
408,542	Primoris Services Corp.	9,384,210
267,780	Spirit Airlines, Inc.(a)	15,335,761
101,381	Tennant Co.	7,426,158
260,264	Tetra Tech, Inc.	11,438,603
637,544	The Manitowoc Co. Inc(a)	3,806,138
427,612	Tutor Perini Corp.(a)	13,191,830
		106,693,607

Technology: 25.54%
223,006	Alarm.com Holdings, Inc.(a)	7,272,226
113,352	Applied Optoelectronics, Inc.(a)	5,598,455
213,462	Cavium, Inc.(a)	14,696,859
266,359	ChannelAdvisor Corp.(a)	3,143,036
490,502	Ciena Corp.(a)	11,237,401
69,170	Cirrus Logic, Inc.(a)	4,451,090
67,320	Cloudera, Inc.(a)	1,218,492
46,218	Coherent, Inc.(a)	9,964,601
43,217	Ellie Mae, Inc.(a)	4,397,762
215,379	EPAM Systems, Inc.(a)	16,584,183
459,324	GTT Communications, Inc.(a)	12,631,410
148,119	Guidewire Software, Inc.(a)	9,107,837
271,739	Imperva, Inc.(a)	12,078,799
50,834	Inphi Corp.(a)	2,105,544
75,635	IPG Photonics Corp.(a)	9,554,213
279,668	Lumentum Holdings, Inc.(a)	11,955,807
170,268	MACOM Technology Solutions Holdings, Inc.(a)	8,322,700
201,580	MaxLinear, Inc., Class A(a)	5,609,972
317,635	Mercury Systems, Inc.(a)	11,873,196
390,000	Microsemi Corp.(a)	18,306,600
83,938	MicroStrategy, Inc., Class A(a)	15,962,490
311,360	Model N, Inc.(a)	3,331,552
125,000	MuleSoft, Inc., Class A(a)	2,880,000
803,234	Oclaro, Inc.(a)	6,433,904
184,820	Proofpoint, Inc.(a)	13,929,883
130,010	Quantenna Communications, Inc.(a)	2,392,184
221,026	Reis, Inc.	4,155,289
239,119	Take‐Two Interactive Software, Inc.(a)	15,028,629
330,261	Varonis Systems, Inc.(a)	10,370,195

Shares		Value (Note 2)
Technology (continued)
371,984	Xactly Corp.(a)	$4,315,014
30,000	Yext, Inc.(a)	445,200
		259,354,523

Utilities: 4.42%
1,192,146	8x8, Inc.(a)	17,345,724
261,288	Cogent Communications Holdings, Inc.	11,757,960
2,361,265	Vonage Holdings Corp.(a)	15,844,088
		44,947,772

	Total Common Stocks (Cost $771,694,594)	1,000,509,301

SHORT TERM INVESTMENTS: 2.02%
20,498,543	Dreyfus Government Cash Management Fund ‐ Institutional Class 0.683% (7‐Day Yield)	20,498,543

	Total Short Term Investments (Cost $20,498,543)	20,498,543

Total Investments: 100.53% (Cost $792,193,137)		1,021,007,844

Liabilities In Excess Of Other Assets: (0.53)%		(5,393,621)
Net Assets: 100.00%		$1,015,614,223

(a)	Non-income producing security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

24	www.emeraldmutualfunds.com

Emerald Small Cap Value Fund	Schedule of Investments

April 30, 2017

Shares		Value (Note 2)
COMMON STOCKS: 99.08%
Consumer Discretionary: 12.35%
4,615	Carriage Services, Inc.	$126,220
11,127	Gray Television, Inc.(a)	163,011
7,261	ILG, Inc.	175,063
13,711	MDC Partners, Inc., Class A	122,713
1,241	Penske Automotive Group, Inc.	59,208
3,527	Viad Corp.	159,420
20,838	ZAGG, Inc.(a)	147,950
		953,585

Energy: 2.39%
19,142	Jones Energy, Inc., Class A(a)	38,284
3,183	Mammoth Energy Services, Inc.(a)	61,432
4,848	SRC Energy, Inc.(a)	36,554
3,975	Superior Energy Services, Inc.(a)	48,018
		184,288

Financial Services: 48.96%
2,830	Allegiance Bancshares, Inc.(a)	110,511
3,518	Banc of California, Inc.	76,341
2,554	Bankwell Financial Group, Inc.	92,302
2,988	Bofl Holding, Inc.(a)	71,383
1,224	Cass Information Systems, Inc.	81,360
5,030	Clifton Bancorp, Inc.	84,001
3,400	CNB Financial Corp.	81,226
3,008	CoreCivic, Inc., REIT	103,626
1,697	CorEnergy Infrastructure Trust, Inc., REIT	61,907
2,478	Customers Bancorp, Inc.(a)	76,645
1,741	CyrusOne, Inc., REIT	95,128
1,630	DuPont Fabros Technology, Inc., REIT	84,027
2,071	Employers Holdings, Inc.	82,840
3,290	Entegra Financial Corp.(a)	77,809
1,778	Enterprise Financial Services Corp.	75,121
9,904	Everi Holdings, Inc.(a)	62,890
2,898	First Financial Bancorp	80,130
1,993	First Merchants Corp.	82,470
3,269	Four Corners Property Trust, Inc., REIT	76,266
3,168	Franklin Financial Network, Inc.(a)	128,461
1,892	FS Bancorp, Inc.	83,002
1,468	Getty Realty Corp., REIT	37,581
1,956	Great Western Bancorp, Inc.	80,587
2,190	HomeStreet, Inc.(a)	56,940
3,654	InfraREIT, Inc., REIT(a)	69,791
3,670	Investar Holding Corp.	81,658
5,498	Live Oak Bancshares, Inc.	132,776
1,330	Meta Financial Group, Inc.	112,917
2,533	Midland States Bancorp, Inc.	87,389
1,825	Moelis & Co., Class A	66,978
5,122	Monmouth Real Estate Investment Corp., REIT	76,830
3,107	Northeast Bancorp	52,042
1,420	Northrim BanCorp, Inc.	45,440
2,893	OceanFirst Financial Corp.	79,991

Shares		Value (Note 2)
Financial Services (continued)
2,924	People's Utah Bancorp	$77,194
1,457	Preferred Bank	77,206
1,220	QTS Realty Trust, Inc., REIT, Class A	65,197
3,600	Rexford Industrial Realty, Inc., REIT	89,784
3,010	State Bank Financial Corp.	80,849
3,650	Summit Financial Group, Inc.	79,826
3,267	The GEO Group, Inc., REIT	108,855
1,740	Timberland Bancorp, Inc.	38,576
4,360	TriState Capital Holdings, Inc.(a)	108,563
3,850	United Insurance Holdings Corp.	58,751
5,300	Virtu Financial, Inc., Class A	81,620
1,976	WesBanco, Inc.	78,665
8,410	Western New England Bancorp, Inc.	88,305
		3,781,757

Materials & Processing: 7.62%
10,464	Builders FirstSource, Inc.(a)	167,528
2,899	Koppers Holdings, Inc.(a)	123,063
11,203	Mercer International, Inc.	136,677
2,113	PolyOne Corp.	82,851
825	Universal Forest Products, Inc.	78,614
		588,733

Producer Durables: 10.98%
3,486	Blue Bird Corp.(a)	64,840
3,195	Cubic Corp.	165,820
1,257	EMCOR Group, Inc.	82,635
3,974	Generac Holdings, Inc.(a)	139,766
2,560	ICF International, Inc.(a)	113,024
3,612	MasTec, Inc.(a)	159,470
3,968	Tutor Perini Corp.(a)	122,412
		847,967

Technology: 13.24%
4,984	ARRIS International PLC(a)	129,534
3,242	Microsemi Corp.(a)	152,179
17,745	Mitel Networks Corp.(a)	125,280
7,197	Perficient, Inc.(a)	125,372
5,000	Presidio, Inc.(a)	73,750
6,151	Rudolph Technologies, Inc.(a)	150,700
13,574	Xcerra Corp.(a)	133,025
3,949	Xperi Corp.	132,686
		1,022,526

Utilities: 3.54%
19,993	Vonage Holdings Corp.(a)	134,153
5,216	West Corp.	139,215
		273,368

	Total Common Stocks (Cost $6,326,616)	7,652,224

Annual Report | April 30, 2017	25

Emerald Small Cap Value Fund	Schedule of Investments

April 30, 2017

Shares		Value (Note 2)
SHORT TERM INVESTMENTS: 4.01%
309,846	Dreyfus Government Cash Management Fund ‐ Institutional Class 0.683% (7‐Day Yield)	$309,846

	Total Short Term Investments (Cost $309,846)	309,846

Total Investments: 103.09% (Cost $6,636,462)		7,962,070

Liabilities In Excess Of Other Assets: (3.09)%		(238,500)
Net Assets: 100.00%		$7,723,570

(a)	Non-income producing security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

26	www.emeraldmutualfunds.com

Emerald Insights Fund	Schedule of Investments

April 30, 2017

Shares		Value (Note 2)
COMMON STOCKS: 98.46%
Consumer Discretionary: 23.85%
239	AutoZone, Inc.(a)	$165,434
2,501	BorgWarner, Inc.	105,742
1,243	Brunswick Corp.	70,540
884	Burlington Stores, Inc.(a)	87,445
5,307	Cinemark Holdings, Inc.	229,263
1,321	Delphi Automotive PLC	106,208
2,637	Dick's Sporting Goods, Inc.	133,300
2,126	Five Below, Inc.(a)	104,429
2,207	Foot Locker, Inc.	170,689
691	Jack in the Box, Inc.	70,461
4,926	Kate Spade & Co.(a)	85,713
9,168	MGM Resorts International	281,549
218	O'Reilly Automotive, Inc.(a)	54,097
865	Ross Stores, Inc.	56,225
1,546	Royal Caribbean Cruises Ltd.	164,804
1,411	Sinclair Broadcast Group, Inc., Class A	55,664
3,225	Six Flags Entertainment Corp.	201,917
1,590	Thor Industries, Inc.	152,926
3,448	Toll Brothers, Inc.	124,094
559	Ulta Beauty, Inc.(a)	157,325
1,097	Wynn Resorts Ltd.	134,942
		2,712,767

Consumer Staples: 4.33%
1,209	Conagra Brands, Inc.	46,885
3,707	Hain Celestial Group, Inc.(a)	137,122
1,389	Monster Beverage Corp.(a)	63,033
651	National Beverage Corp.	57,672
6,342	The Kroger Co.	188,040
		492,752

Energy: 4.24%
1,699	Diamondback Energy, Inc.(a)	169,628
4,080	Patterson‐UTI Energy, Inc.	88,312
585	PDC Energy, Inc.(a)	32,309
511	Pioneer Natural Resources Co.	88,398
1,837	Rice Energy, Inc.(a)	39,110
2,859	SM Energy Co.	64,585
		482,342

Financial Services: 10.32%
1,413	Affiliated Managers Group, Inc.	233,979
745	Alliance Data Systems Corp.	185,974
2,869	Bank of the Ozarks, Inc.	136,192
3,059	CubeSmart, REIT	77,515
282	Equinix, Inc., REIT	117,791
684	Mid‐America Apartment Communities, Inc., REIT	67,860
1,566	PacWest Bancorp	77,345
1,258	S&P Global, Inc.	168,811

Shares		Value (Note 2)
Financial Services (continued)
613	SVB Financial Group(a)	$107,851
		1,173,318

Health Care: 13.74%
1,511	Abbott Laboratories	65,940
4,816	Acadia Healthcare Co., Inc.(a)	209,881
932	Alexion Pharmaceuticals, Inc.(a)	119,091
2,081	Alnylam Pharmaceuticals, Inc.(a)	111,542
609	Bluebird Bio, Inc.(a)	54,170
6,129	Catalent, Inc.(a)	179,457
1,349	Clovis Oncology, Inc.(a)	78,094
925	DENTSPLY SIRONA, Inc.	58,497
575	Edwards Lifesciences Corp.(a)	63,060
982	Incyte Corp. Ltd.(a)	122,043
2,296	Integer Holdings Corp.(a)	84,378
2,037	Intrexon Corp.(a)	42,451
2,817	Sarepta Therapeutics, Inc.(a)	102,144
2,926	Veeva Systems, Inc., Class A(a)	156,892
754	West Pharmaceutical Services, Inc.	69,391
386	Zimmer Biomet Holdings, Inc.	46,185
		1,563,216

Materials & Processing: 10.12%
562	Acuity Brands, Inc.	98,968
4,381	Axalta Coating Systems Ltd.(a)	137,432
4,144	Berry Global Group, Inc.(a)	207,200
2,936	Crown Holdings, Inc.(a)	164,680
5,140	Masco Corp.	190,283
2,482	Steel Dynamics, Inc.	89,700
1,770	US Silica Holdings, Inc.	73,455
1,565	Vulcan Materials Co.	189,177
		1,150,895

Producer Durables: 10.44%
2,190	Dycom Industries, Inc.(a)	231,395
1,568	Kennametal, Inc.	65,198
2,550	Korn/Ferry International	82,620
868	Middleby Corp.(a)	118,161
972	Snap‐on, Inc.	162,839
2,241	Southwest Airlines Co.	125,989
2,955	Spirit Airlines, Inc.(a)	169,233
2,762	Wabtec Corp.	231,704
		1,187,139

Technology: 21.42%
1,491	Activision Blizzard, Inc.	77,905
2,982	ARRIS International PLC(a)	77,502
979	Broadcom Ltd.	216,173
2,493	Cavium, Inc.(a)	171,643
543	Citrix Systems, Inc.(a)	43,950
1,264	Electronic Arts, Inc.(a)	119,852
3,718	Fortinet, Inc.(a)	145,002
737	Intuit, Inc.	92,280

Annual Report | April 30, 2017	27

Emerald Insights Fund	Schedule of Investments

April 30, 2017

Shares		Value (Note 2)
Technology (continued)
1,146	IPG Photonics Corp.(a)	$144,763
2,062	Micron Technology, Inc.(a)	57,056
1,577	NVIDIA Corp.	164,481
11,098	ON Semiconductor Corp.(a)	157,370
769	Palo Alto Networks, Inc.(a)	83,367
1,780	Proofpoint, Inc.(a)	134,159
1,090	PTC, Inc.(a)	58,914
1,695	SBA Communications Corp., Class A, REIT(a)	214,401
1,958	ServiceNow, Inc.(a)	184,992
1,895	Skyworks Solutions, Inc.	189,007
5,600	VeriFone Systems, Inc.(a)	103,824
		2,436,641

	Total Common Stocks (Cost $9,318,743)	11,199,070

MASTER LIMITED PARTNERSHIPS: 0.91%
Financial Services: 0.91%
2,410	Lazard Ltd., Class A	103,485

	Total Master Limited Partnerships (Cost $78,736)	103,485

SHORT TERM INVESTMENTS: 1.12%
127,019	Dreyfus Government Cash Management Fund ‐ Institutional Class 0.683% (7‐Day Yield)	127,019

	Total Short Term Investments (Cost $127,019)	127,019

Total Investments: 100.49% (Cost $9,524,498)		11,429,574

Liabilities In Excess Of Other Assets: (0.49)%		(55,992)
Net Assets: 100.00%		$11,373,582

(a)	Non-income producing security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

28	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Schedule of Investments

April 30, 2017

Shares		Value (Note 2)
COMMON STOCKS: 98.35%
Financial Services: 97.82%
Asset Management & Custodian: 0.94%
234,260	Hamilton Lane, Inc., Class A(a)	$4,385,347

Banks: Diversified: 78.50%
75,856	1st Constitution Bancorp	1,357,822
100,000	1st Source Corp.	4,831,000
55,280	Access National Corp.	1,566,082
53,798	American Business Bank(a)	2,219,167
80,000	American Riviera Bank(a)	1,336,000
206,237	Ameris Bancorp	9,713,763
225,594	Atlantic Coast Financial Corp.(a)	1,752,865
314,286	Bank of the Ozarks, Inc.	14,919,156
171,605	BNC Bancorp	5,740,187
225,409	Bridge Bancorp, Inc.	8,171,076
125,000	Capstar Financial Holdings, Inc.(a)	2,205,000
75,000	Carolina Financial Corp.	2,314,500
278,923	CenterState Banks, Inc.	7,037,227
121,319	Civista Bancshares, Inc.	2,636,262
150,002	CNB Financial Corp.	3,583,548
17,052	Commerce Union Bancshares, Inc.	369,005
176,261	ConnectOne Bancorp, Inc.	3,912,994
35,869	County Bancorp, Inc.	984,604
32,124	CU Bancorp(a)	1,197,422
292,328	Customers Bancorp, Inc.(a)	9,041,705
167,748	Eagle Bancorp, Inc.(a)	10,048,105
162,663	East West Bancorp, Inc.	8,827,721
228,773	Equity Bancshares, Inc., Class A(a)	7,222,364
86,853	Farmers National Banc Corp.	1,241,998
191,017	FCB Financial Holdings, Inc., Class A(a)	9,025,553
188,963	First Bank	2,456,519
36,040	First Busey Corp.	1,079,398
119,800	First Business Financial Services, Inc.	3,183,086
163,498	First Choice Bank	3,331,272
20,280	First Financial Bankshares, Inc.	810,186
441,604	First Foundation, Inc.(a)	6,933,183
58,449	First of Long Island Corp.	1,589,813
125,475	First Resource Bank(a)	1,154,370
186,772	Franklin Financial Network, Inc.(a)	7,573,605
246,394	Freedom Bank of Virginia(a)	3,079,925
67,853	FVC Bankcorp, Inc.(a)	1,275,636
11,889	German American Bancorp, Inc.	390,910
169,868	Gold Coast Bank(a)	3,057,624
61,496	Green Bancorp, Inc.(a)	1,106,928
177,886	Guaranty Bancorp	4,473,833
138,670	Heritage Commerce Corp.	1,980,208
440,592	Home BancShares, Inc.	11,213,066
18,520	Home Federal Bancorp, Inc.	549,859
16,003	HopFed Bancorp, Inc.	236,044
264,296	Howard Bancorp, Inc.(a)	4,955,550
15,250	Independent Bank Corp.	965,325
50,000	Independent Bank Corporation	1,115,000
15,731	Independent Bank Group, Inc.	946,220

Shares		Value (Note 2)
Banks: Diversified (continued)
254,042	Investar Holding Corp.	$5,652,435
60,120	John Marshall Bank(a)	1,253,502
65,781	Lakeland Bancorp, Inc.	1,279,440
46,615	Lakeland Financial Corp.	2,128,441
220,060	Live Oak Bancshares, Inc.	5,314,449
44,420	MainSource Financial Group, Inc.	1,519,164
259,003	Malvern Bancorp, Inc.(a)	5,659,216
30	Mechanics Bank(a)	990,000
87,881	Mercantile Bank Corp.	2,955,438
45,870	Meridian Bancorp, Inc.	805,019
15,773	Mid Penn Bancorp, Inc.	436,123
51,013	Midland States Bancorp, Inc.	1,759,949
239,209	National Commerce Corp.(a)	9,257,388
48,060	Nicolet Bankshares, Inc.(a)	2,369,358
224	Oak Valley Bancorp	3,147
87,388	Old Line Bancshares, Inc.	2,425,891
599,284	Pacific Mercantile Bancorp(a)	4,644,451
169,325	Pacific Premier Bancorp, Inc.(a)	6,188,829
151,362	PacWest Bancorp	7,475,769
75,493	Paragon Commercial Corp.(a)	4,149,850
212,884	People's Utah Bancorp	5,620,138
133,412	Pinnacle Financial Partners, Inc.	8,538,368
240,584	Professional Holding Corp.(a)	3,488,468
114,430	Puget Sound Bancorp, Inc.(a)	2,769,092
93,253	QCR Holdings, Inc.	4,252,337
45,042	Renasant Corp.	1,909,781
747,663	Republic First Bancorp, Inc.(a)	6,429,902
481,505	Royal Bancshares of Pennsylvania, Inc., Class A(a)	2,060,841
62,200	Seacoast Commerce Banc Holdings	1,141,059
256,130	ServisFirst Bancshares, Inc.	9,681,714
66,236	Simmons First National Corp., Class A	3,619,797
100,000	SmartFinancial, Inc.(a)	2,213,000
71,032	Southern First Bancshares, Inc.(a)	2,393,778
20,598	Southern National Bancorp of Virginia, Inc.	375,090
300,000	Stewardship Financial Corp.	2,700,000
129,815	Stonegate Bank	5,958,509
103,767	Sunshine Bancorp, Inc.(a)	2,229,953
34,173	Sussex Bancorp	881,663
73,776	SVB Financial Group(a)	12,980,149
105,959	Texas Capital Bancshares, Inc.(a)	8,063,480
1,716	The National Capital Bank of Washington	315,735
39,610	Triumph Bancorp, Inc.(a)	887,264
101,784	United Community Banks, Inc.	2,783,792
168,750	Unity Bancorp, Inc.	2,759,063
60,517	Veritex Holdings, Inc.(a)	1,630,328
197,058	WashingtonFirst Bankshares, Inc.	5,543,242
109,942	West Town Bank & Trust(a)	2,715,567
186,834	Western Alliance Bancorp(a)	8,949,349
123,783	Xenith Bankshares, Inc.(a)	3,344,617
		367,216,621

Annual Report | April 30, 2017	29

Emerald Banking and Finance Fund	Schedule of Investments

April 30, 2017

Shares		Value (Note 2)
Banks: Savings, Thrift & Mortgage Lending: 10.60%
320,240	Bofl Holding, Inc.(a)	$7,650,534
113,440	Cadence BanCorp(a)	2,550,131
82,750	Flushing Financial Corp.	2,439,470
103,401	Heritage Financial Corp.	2,729,786
11,680	Home Bancorp, Inc.	433,795
67,200	LegacyTexas Financial Group, Inc.	2,540,832
154,343	Meta Financial Group, Inc.	13,103,721
182,919	OceanFirst Financial Corp.	5,057,710
185,283	Sterling Bancorp	4,307,830
40,000	Waterstone Financial, Inc.	760,000
169,608	WSFS Financial Corp.	8,005,498
		49,579,307

Consumer Lending: 2.00%
66,381	LendingTree, Inc.(a)	9,353,083

Diversified Financial Services: 1.85%
150,908	MidWestOne Financial Group, Inc.	5,236,508
93,230	Moelis & Co., Class A	3,421,541
		8,658,049

Insurance: Multi Line: 0.47%
50,000	James River Group Holdings Ltd.	2,178,000

Insurance: Property‐Casualty: 2.09%
40,000	Federated National Holdings Co.	643,200
197,732	Health Insurance Innovations, Inc., Class A(a)	3,312,011
185,000	Kingstone Cos., Inc.	2,765,750
47,570	Kinsale Capital Group, Inc.	1,720,131
75,340	NMI Holdings, Inc., Class A(a)	873,944
31,441	United Insurance Holdings Corp.	479,790
		9,794,826

Real Estate Investment Trusts (REITs): 1.37%
250,000	City Office REIT, Inc.	3,137,500
92,800	Independence Realty Trust, Inc., REIT	853,760
205,053	MedEquities Realty Trust, Inc., REIT	2,423,726
		6,414,986

Technology: 0.53%
Computer Service Software & Systems: 0.53%
64,716	Q2 Holdings, Inc.(a)	2,468,916
	Total Common Stocks
	(Cost $321,162,487)	460,049,135

Shares		Value (Note 2)
SHORT TERM INVESTMENTS: 1.91%
8,933,798	Dreyfus Government Cash Management Fund ‐ Institutional Class 0.683% (7‐Day Yield)	$8,933,798

	Total Short Term Investments
	(Cost $8,933,798)	8,933,798

Total Investments: 100.26%
(Cost $330,096,285)		468,982,933

Liabilities In Excess Of Other Assets: (0.26)%		(1,220,691)
Net Assets: 100.00%		$467,762,242

(a)	Non-income producing security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

30	www.emeraldmutualfunds.com

Emerald Funds	Statements of Assets and Liabilities

April 30, 2017

	Emerald Growth Fund	Emerald Small Cap Value Fund	Emerald Insights Fund	Emerald Banking and Finance Fund
ASSETS:
Investments, at value	$1,021,007,844	$7,962,070	$11,429,574	$468,982,933
Cash	6,280	167	97	5,324
Receivable for investments sold	937,471	334,525	142,803	–
Receivable for shares sold	2,461,076	85,586	–	30,919,369
Receivable due from advisor	–	3,869	–	–
Interest and dividends receivable	44,361	6	1,920	125,062
Other assets	25,502	12,362	12,223	27,857
Total Assets	1,024,482,534	8,398,585	11,586,617	500,060,545
LIABILITIES:
Payable for investments purchased	5,169,875	475,172	186,004	825,084
Payable for shares redeemed	2,789,852	176,457	–	30,795,531
Investment advisory fees payable	491,865	–	107	345,851
Payable to fund accounting and administration	37,157	936	1,414	17,837
Payable for distribution and service fees	258,775	1,035	3,513	245,635
Payable for trustee fees and expenses	5,053	42	58	2,198
Payable for transfer agency fees	27,186	2,355	2,677	16,621
Payable for chief compliance officer fee	3,510	26	40	1,564
Payable for principal financial officer fee	569	4	6	254
Payable for professional fees	27,154	16,809	16,828	23,346
Accrued expenses and other liabilities	57,315	2,179	2,388	24,382
Total Liabilities	8,868,311	675,015	213,035	32,298,303
NET ASSETS	$1,015,614,223	$7,723,570	$11,373,582	$467,762,242
NET ASSETS CONSIST OF:
Paid‐in capital (Note 5)	$847,415,476	$3,074,895	$10,494,521	$337,341,410
Accumulated net investment loss	(1,696,980)	–	(22,262)	(877,904)
Accumulated net realized gain/(loss)	(58,918,980)	3,323,067	(1,003,753)	(7,587,912)
Net unrealized appreciation	228,814,707	1,325,608	1,905,076	138,886,648
NET ASSETS	$1,015,614,223	$7,723,570	$11,373,582	$467,762,242
INVESTMENTS, AT COST	$792,193,137	$6,636,462	$9,524,498	$330,096,285
PRICING OF SHARES
Class A: (a)
Net Asset Value, offering and redemption price per share	$21.83	$16.27	$11.33	$41.61
Net Assets	$270,388,831	$1,909,159	$10,126,511	$172,106,071
Shares of beneficial interest outstanding	12,385,535	117,378	894,138	4,135,961
Maximum offering price per share (NAV/.9525, based on maximum sales charge of 4.75% of the offering price)	$22.92	$17.08	$11.90	$43.69
Class C: (a)
Net Asset Value, offering and redemption price per share	$18.75	$16.10	$11.11	$37.29
Net Assets	$34,642,384	$210,782	$111,608	$76,072,380
Shares of beneficial interest outstanding	1,847,440	13,095	10,048	2,040,071
Institutional Class:
Net Asset Value, offering and redemption price per share	$22.56	$16.35	$11.41	$42.30
Net Assets	$596,550,021	$4,989,468	$1,047,836	$134,026,556
Shares of beneficial interest outstanding	26,442,589	305,215	91,874	3,168,207
Investor Class:
Net Asset Value, offering and redemption price per share	$21.75	$16.26	$11.29	$39.86
Net Assets	$114,032,987	$614,161	$87,627	$85,557,235
Shares of beneficial interest outstanding	5,242,406	37,768	7,760	2,146,633

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Funds' Prospectus.

See Notes to Financial Statements

Annual Report | April 30, 2017	31

Emerald Funds	Statements of Operations

For the Year Ended April 30, 2017

	Emerald Growth Fund	Emerald Small Cap Value Fund	Emerald Insights Fund	Emerald Banking and Finance Fund
INVESTMENT INCOME:
Dividends	4,967,478	168,808	94,967	3,482,399
Foreign taxes withheld	–	(2,945)	(58)	–
Total Investment Income	4,967,478	165,863	94,909	3,482,399

EXPENSES:
Investment advisory fee (Note 6)	5,901,025	111,917	91,817	3,316,622
Recoupment of previously waived fees (Note 6)	–	–	912	–
Administration fee	431,979	8,448	9,378	161,403
Custodian fee	90,036	5,000	5,000	39,039
Professional fees	46,827	18,275	17,831	32,759
Transfer agent fee	288,023	29,240	32,894	158,095
Trustee fees and expenses	21,796	337	270	8,274
Registration/filing fees	157,171	52,742	46,935	89,117
Reports to shareholder and printing fees	99,445	4,306	2,108	34,746
Distribution and service fees
Class A	1,086,652	2,512	37,509	435,885
Class C	393,328	6,312	1,047	616,913
Institutional Class	201,510	–	485	18,141
Investor Class	437,073	3,553	224	328,895
Chief compliance officer fee	43,342	669	544	15,585
Principal financial officer fee	7,208	111	91	2,590
Other	36,094	4,604	6,545	17,292
Total expenses before waiver	9,241,509	248,026	253,590	5,275,356
Less fees waived/reimbursed by investment
advisor (Note 6)	–	(86,667)	(91,653)	–
Total Net Expenses	9,241,509	161,359	161,937	5,275,356
NET INVESTMENT INCOME/(LOSS):	(4,274,031)	4,504	(67,028)	(1,792,957)

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss)	(12,296,303)	4,115,975	126,174	4,322,806
Net change in unrealized appreciation/(depreciation)	231,448,346	(52,528)	1,844,247	93,673,078
NET REALIZED AND UNREALIZED GAIN	219,152,043	4,063,447	1,970,421	97,995,884
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$214,878,012	$4,067,951	$1,903,393	$96,202,927

See Notes to Financial Statements.

32	www.emeraldmutualfunds.com

Emerald Growth Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2017	Year Ended April 30, 2016
OPERATIONS:
Net investment loss	$(4,274,031)	$(5,189,508)
Net realized loss	(12,296,303)	(45,883,891)
Net change in unrealized appreciation/(depreciation)	231,448,346	(70,373,366)
Net increase/(decrease) in net assets resulting from operations	214,878,012	(121,446,765)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
From net realized gains
Class A	–	(8,925,260)
Class C	–	(1,239,080)
Institutional Class	–	(9,080,768)
Investor Class	–	(3,291,011)
Net decrease in net assets from distributions	–	(22,536,119)
SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	49,638,686	381,182,773
Issued to shareholders in reinvestment of distributions	–	8,212,776
Cost of shares redeemed	(171,619,113)	(133,632,331)
Net increase/(decrease) from share transactions	(121,980,427)	255,763,218
Class C
Proceeds from sale of shares	816,759	38,113,416
Issued to shareholders in reinvestment of distributions	–	1,010,353
Cost of shares redeemed	(16,701,281)	(4,668,547)
Net increase/(decrease) from share transactions	(15,884,522)	34,455,222
Institutional Class
Proceeds from sale of shares	156,854,187	461,582,646
Issued to shareholders in reinvestment of distributions	–	8,228,820
Cost of shares redeemed	(126,583,340)	(133,394,758)
Net increase from share transactions	30,270,847	336,416,708
Investor Class
Proceeds from sale of shares	33,837,835	171,962,946
Issued to shareholders in reinvestment of distributions	–	2,169,384
Cost of shares redeemed	(56,901,183)	(62,270,391)
Net increase/(decrease) from share transactions	(23,063,348)	111,861,939
Net increase in net assets	$84,220,562	$594,514,203
NET ASSETS:
Beginning of period	931,393,661	336,879,458
End of period (including accumulated net investment loss of $(1,696,980) and $(1,937,256))	$1,015,614,223	$931,393,661

Annual Report | April 30, 2017	33

Emerald Growth Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2017	Year Ended April 30, 2016
Other Information:
SHARE TRANSACTIONS:
Class A
Sold	2,527,651	19,174,156
Distributions reinvested	–	443,454
Redeemed	(8,617,707)	(7,327,683)
Net increase/(decrease) in shares outstanding	(6,090,056)	12,289,927
Class C
Sold	47,529	2,128,222
Distributions reinvested	–	62,950
Redeemed	(978,592)	(295,110)
Net increase/(decrease) in shares outstanding	(931,063)	1,896,062
Institutional Class
Sold	7,655,150	23,158,775
Distributions reinvested	–	431,732
Redeemed	(6,327,481)	(6,952,343)
Net increase in shares outstanding	1,327,669	16,638,164
Investor Class
Sold	1,717,976	8,581,157
Distributions reinvested	–	117,518
Redeemed	(2,920,705)	(3,431,264)
Net increase/(decrease) in shares outstanding	(1,202,729)	5,267,411

See Notes to Financial Statements.

34	www.emeraldmutualfunds.com

Emerald Small Cap Value Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2017	For the Period October 1, 2015 to April 30, 2016(a)	Year Ended September 30, 2015
OPERATIONS:
Net investment income/(loss)	$4,504	$(9,086)	$81,815
Net realized gain/(loss)	4,115,975	205,540	(997,104)
Net change in unrealized appreciation/(depreciation)	(52,528)	243,735	1,168,742
Net increase in net assets resulting from operations	4,067,951	440,189	253,453

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
From net investment income
Class A	–	(55)	–
Class C	–	(31)	–
Institutional Class	–	(78,137)	(76,689)
Investor Class	–	(3,585)	(1,619)
From net realized gains
Class A	–	–	(405)
Class C	–	–	(405)
Institutional Class	–	–	(505,155)
Investor Class	–	–	(11,254)
Net decrease in net assets from distributions	–	(81,808)	(595,527)
SHARE TRANSACTIONS (NOTE 5):
Class A (b)
Proceeds from sale of shares	1,560,733	327,544	15,000
Issued to shareholders in reinvestment of distributions	–	55	405
Cost of shares redeemed	(134,941)	–	–
Net increase from share transactions	1,425,792	327,599	15,405
Class C (c)
Proceeds from sale of shares	45,700	554,859	15,000
Issued to shareholders in reinvestment of distributions	–	31	405
Cost of shares redeemed	(542,424)	–	–
Net increase/(decrease) from share transactions	(496,724)	554,890	15,405
Institutional Class
Proceeds from sale of shares	1,392,366	631,324	3,861,703
Issued to shareholders in reinvestment of distributions	–	64,940	483,048
Cost of shares redeemed	(13,535,683)	(3,833,338)	(11,838,177)
Net decrease from share transactions	(12,143,317)	(3,137,074)	(7,493,426)
Investor Class
Proceeds from sale of shares	208,364	1,660,183	83,181
Issued to shareholders in reinvestment of distributions	–	3,585	12,813
Cost of shares redeemed	(1,881,505)	(158,757)	(173,977)
Net increase/(decrease) from share transactions	(1,673,141)	1,505,011	(77,983)
Net decrease in net assets	$(8,819,439)	$(391,193)	$(7,882,673)
NET ASSETS:
Beginning of period	16,543,009	16,934,202	24,816,875
End of period (including accumulated net investment income/(loss) of $‐, $(5,849) and $81,801)	$7,723,570	$16,543,009	$16,934,202

Annual Report | April 30, 2017	35

Emerald Small Cap Value Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2017	For the Period October 1, 2015 to April 30, 2016(a)	Year Ended September 30, 2015
Other Information:
SHARE TRANSACTIONS:
Class A (b)
Sold	100,045	25,051	1,063
Distributions reinvested	–	4	30
Redeemed	(8,816)	–	–
Net increase in shares outstanding	91,229	25,055	1,093
Class C (c)
Sold	3,424	42,635	1,063
Distributions reinvested	–	2	30
Redeemed	(34,059)	–	–
Net increase/(decrease) in shares outstanding	(30,635)	42,637	1,093
Institutional Class
Sold	93,538	49,075	289,259
Distributions reinvested	–	5,138	36,038
Redeemed	(839,700)	(301,180)	(934,159)
Net decrease in shares outstanding	(746,162)	(246,967)	(608,862)
Investor Class
Sold	15,147	132,087	6,169
Distributions reinvested	–	284	959
Redeemed	(127,290)	(13,942)	(12,883)
Net increase/(decrease) in shares outstanding	(112,143)	118,429	(5,755)

(a)	Effective March 3, 2015 the Board approved changing the fiscal year-end of the Fund from September 30 to April 30.
(b)	Class A commenced operations on June 30, 2015.
(c)	Class C commenced operations on June 30, 2015.

See Notes to Financial Statements.

36	www.emeraldmutualfunds.com

Emerald Insights Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2017	Year Ended April 30, 2016
OPERATIONS:
Net investment loss	$(67,028)	$(60,421)
Net realized gain/(loss)	126,174	(991,477)
Net change in unrealized appreciation/(depreciation) on investments	1,844,247	(608,622)
Net increase/(decrease) in net assets resulting from operations	1,903,393	(1,660,520)
SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	462,283	7,019,638
Cost of shares redeemed	(3,391,810)	(644,531)
Net increase/(decrease) from share transactions	(2,929,527)	6,375,107
Class C
Proceeds from sale of shares	1,539	90,586
Cost of shares redeemed	(6,433)	(7,964)
Net increase/(decrease) from share transactions	(4,894)	82,622
Institutional Class
Proceeds from sale of shares	155,403	1,476,544
Cost of shares redeemed	(1,042,010)	(108,493)
Net increase/(decrease) from share transactions	(886,607)	1,368,051
Investor Class
Proceeds from sale of shares	20,000	980,954
Cost of shares redeemed	(31,991)	(1,089,191)
Net decrease from share transactions	(11,991)	(108,237)
Net increase/(decrease) in net assets	$(1,929,626)	$6,057,023
NET ASSETS:
Beginning of period	13,303,208	7,246,185
End of period (including accumulated net investment loss of $(22,262) and $(19,899))	$11,373,582	$13,303,208
Other Information:
SHARE TRANSACTIONS:
Class A
Sold	44,012	648,075
Redeemed	(325,340)	(63,986)
Net increase/(decrease) in shares outstanding	(281,328)	584,089
Class C
Sold	156	8,833
Redeemed	(621)	(777)
Net increase/(decrease) in shares outstanding	(465)	8,056
Institutional Class
Sold	14,591	163,820
Redeemed	(100,431)	(11,482)
Net increase/(decrease) in shares outstanding	(85,840)	152,338
Investor Class
Sold	1,928	89,665
Redeemed	(3,068)	(121,592)
Net decrease in shares outstanding	(1,140)	(31,927)

See Notes to Financial Statements.

Annual Report | April 30, 2017	37

Emerald Banking and Finance Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2017	Year Ended April 30, 2016
OPERATIONS:
Net investment loss	$(1,792,957)	$(703,999)
Net realized gain/(loss)	4,322,806	(9,446,349)
Net change in unrealized appreciation	93,673,078	9,022,785
Net increase/(decrease) in net assets resulting from operations	96,202,927	(1,127,563)

SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	82,950,236	139,134,278
Cost of shares redeemed	(54,060,196)	(75,700,736)
Net increase from share transactions	28,890,040	63,433,542
Class C
Proceeds from sale of shares	19,290,062	23,271,396
Cost of shares redeemed	(12,226,940)	(4,636,338)
Net increase from share transactions	7,063,122	18,635,058
Institutional Class
Proceeds from sale of shares	67,765,563	56,443,883
Cost of shares redeemed	(15,914,560)	(19,778,965)
Net increase from share transactions	51,851,003	36,664,918
Investor Class
Proceeds from sale of shares	70,741,101	112,489,510
Cost of shares redeemed	(92,011,035)	(56,677,531)
Net increase/(decrease) from share transactions	(21,269,934)	55,811,979
Net increase in net assets	$162,737,158	$173,417,934
NET ASSETS:
Beginning of period	305,025,084	131,607,150
End of period (including accumulated net investment loss of $(877,904) and $(305,212))	$467,762,242	$305,025,084

Other Information:
SHARE TRANSACTIONS:
Class A
Sold	2,115,853	4,379,264
Redeemed	(1,517,305)	(2,525,433)
Net increase in shares outstanding	598,548	1,853,831
Class C
Sold	562,255	809,825
Redeemed	(378,982)	(169,473)
Net increase in shares outstanding	183,273	640,352
Institutional Class
Sold	1,678,568	1,770,911
Redeemed	(456,066)	(639,328)
Net increase in shares outstanding	1,222,502	1,131,583
Investor Class
Sold	1,995,462	3,679,872
Redeemed	(2,533,701)	(1,987,638)
Net increase/(decrease) in shares outstanding	(538,239)	1,692,234

See Notes to Financial Statements.

38	www.emeraldmutualfunds.com

Emerald Growth Fund	Financial Highlights

For a share outstanding throughout the periods presented

	CLASS A
	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$17.52	$20.02	$18.11	$15.60	$16.20
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.11)	(0.15)	(0.18)	(0.21)	(0.15)
Net realized and unrealized gain/(loss) on investments	4.42	(1.88)	3.43	4.33	1.40
Total from Investment Operations	4.31	(2.03)	3.25	4.12	1.25

LESS DISTRIBUTIONS:
From capital gains	–	(0.47)	(1.34)	(1.61)	(1.85)
Total Distributions	–	(0.47)	(1.34)	(1.61)	(1.85)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	4.31	(2.50)	1.91	2.51	(0.60)
NET ASSET VALUE, END OF PERIOD	$21.83	$17.52	$20.02	$18.11	$15.60

TOTAL RETURN(b)	24.60%	(10.28)%	18.38%	26.01%	9.14%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$270,389	$323,603	$123,828	$77,900	$46,605
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.57)%	(0.81)%	(0.93)%	(1.12)%	(1.01)%
Operating expenses excluding reimbursement/waiver	1.08%	1.17%	1.29%	1.31%	1.38%
Operating expenses including reimbursement/waiver	1.08%	1.17%	1.29%	1.29%	1.29%
PORTFOLIO TURNOVER RATE	54%	45%	68%	70%	78%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.

See Notes to Financial Statements.

Annual Report | April 30, 2017	39

Emerald Growth Fund	Financial Highlights

For a share outstanding throughout the periods presented

	CLASS C
	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$15.14	$17.48	$16.07	$14.07	$14.89
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.21)	(0.24)	(0.27)	(0.30)	(0.23)
Net realized and unrealized gain/(loss) on investments	3.82	(1.63)	3.02	3.91	1.26
Total from Investment Operations	3.61	(1.87)	2.75	3.61	1.03

LESS DISTRIBUTIONS:
From capital gains	–	(0.47)	(1.34)	(1.61)	(1.85)
Total Distributions	–	(0.47)	(1.34)	(1.61)	(1.85)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.61	(2.34)	1.41	2.00	(0.82)
NET ASSET VALUE, END OF PERIOD	$18.75	$15.14	$17.48	$16.07	$14.07

TOTAL RETURN(b)	23.84%	(10.87)%	17.58%	25.19%	8.43%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$34,642	$42,075	$15,427	$11,645	$4,946
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.22)%	(1.46)%	(1.58)%	(1.77)%	(1.65)%
Operating expenses excluding reimbursement/waiver	1.73%	1.81%	1.94%	1.96%	2.03%
Operating expenses including reimbursement/waiver	1.73%	1.81%	1.94%	1.94%	1.94%
PORTFOLIO TURNOVER RATE	54%	45%	68%	70%	78%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.

See Notes to Financial Statements.

40	www.emeraldmutualfunds.com

Emerald Growth Fund	Financial Highlights

For a share outstanding throughout the periods presented

	INSTITUTIONAL CLASS
	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$18.04	$20.54	$18.49	$15.86	$16.39
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.05)	(0.10)	(0.12)	(0.16)	(0.11)
Net realized and unrealized gain/(loss) on investments	4.57	(1.93)	3.51	4.40	1.43
Total from Investment Operations	4.52	(2.03)	3.39	4.24	1.32

LESS DISTRIBUTIONS:
From capital gains	–	(0.47)	(1.34)	(1.61)	(1.85)
Total Distributions	–	(0.47)	(1.34)	(1.61)	(1.85)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	4.52	(2.50)	2.05	2.63	(0.53)
NET ASSET VALUE, END OF PERIOD	$22.56	$18.04	$20.54	$18.49	$15.86

TOTAL RETURN	25.06%	(9.97)%	18.77%	26.35%	9.47%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$596,550	$453,190	$174,107	$134,440	$86,238
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.26)%	(0.51)%	(0.63)%	(0.82)%	(0.71)%
Operating expenses excluding reimbursement/waiver	0.77%	0.87%	0.99%	1.00%	1.08%
Operating expenses including reimbursement/waiver	0.77%	0.87%	0.99%	0.99%	0.99%
PORTFOLIO TURNOVER RATE	54%	45%	68%	70%	78%

(a)	Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements.

Annual Report | April 30, 2017	41

Emerald Growth Fund	Financial Highlights

For a share outstanding throughout the periods presented

	INVESTOR CLASS
	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$17.46	$19.97	$18.06	$15.57	$16.18
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.12)	(0.16)	(0.17)	(0.23)	(0.16)
Net realized and unrealized gain/(loss) on investments	4.41	(1.88)	3.42	4.33	1.40
Total from Investment Operations	4.29	(2.04)	3.25	4.10	1.24

LESS DISTRIBUTIONS:
From capital gains	–	(0.47)	(1.34)	(1.61)	(1.85)
Total Distributions	–	(0.47)	(1.34)	(1.61)	(1.85)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	4.29	(2.51)	1.91	2.49	(0.61)
NET ASSET VALUE, END OF PERIOD	$21.75	$17.46	$19.97	$18.06	$15.57

TOTAL RETURN	24.57%	(10.36)%	18.44%	25.93%	9.08%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$114,033	$112,526	$23,517	$15,870	$1,842
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.61)%	(0.84)%	(0.91)%	(1.18)%	(1.05)%
Operating expenses excluding reimbursement/waiver	1.12%	1.19%	1.27%	1.34%	1.43%
Operating expenses including reimbursement/waiver	1.12%	1.19%	1.27%	1.34%	1.34%
PORTFOLIO TURNOVER RATE	54%	45%	68%	70%	78%

(a)	Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements.

42	www.emeraldmutualfunds.com

Emerald Small Cap Value Fund	Financial Highlights

For a share outstanding throughout the periods presented

	CLASS A
	Year Ended April 30, 2017		For the Period October 1, 2015 to April 30, 2016(a)		Period Ended September 30, 2015(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$13.00		$12.70		$14.12
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(c)	(0.07	)(d)	(0.09)		(0.01)
Net realized and unrealized gain/(loss) on investments	3.34		0.44		(1.03)
Total from Investment Operations	3.27		0.35		(1.04)

LESS DISTRIBUTIONS:
From investment income	–		(0.05)		–
From capital gains	–		–		(0.38)
Total Distributions	–		(0.05)		(0.38)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.27		0.30		(1.42)
NET ASSET VALUE, END OF PERIOD	$16.27		$13.00		$12.70

TOTAL RETURN	25.15%		2.77	%(e)	(7.49	)%(e)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$1,909		$340		$14
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.46)%		(1.13	)%(f)	(0.24	)%(f)
Operating expenses excluding reimbursement/waiver	2.26%		2.69	%(f)	2.16	%(f)
Operating expenses including reimbursement/waiver	1.35%		1.35	%(f)	1.35	%(f)
PORTFOLIO TURNOVER RATE	66%		31	%(e)	69	%(e)(g)

(a)	Effective March 3, 2015 the Board approved changing the fiscal year-end of the Fund from September 30 to April 30.
(b)	Class A commenced operations on June 30, 2015.
(c)	Per share amounts are based upon average shares outstanding.
(d)
The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(e)	Not Annualized.
(f)	Annualized.
(g)	Portfolio turnover rate is calculated at the Fund level and represents the year ended September 30, 2015.

See Notes to Financial Statements.

Annual Report | April 30, 2017	43

Emerald Small Cap Value Fund	Financial Highlights

For a share outstanding throughout the periods presented

	CLASS C
	Year Ended April 30, 2017		For the Period October 1, 2015 to April 30, 2016(a)		Period Ended September 30, 2015(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$12.94		$12.68		$14.12
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(c)	(0.13	)(d)	(0.14)		(0.03)
Net realized and unrealized gain/(loss) on investments	3.29		0.43		(1.03)
Total from Investment Operations	3.16		0.29		(1.06)

LESS DISTRIBUTIONS:
From investment income	–		(0.03)		–
From capital gains	–		–		(0.38)
Total Distributions	–		(0.03)		(0.38)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.16		0.26		(1.44)
NET ASSET VALUE, END OF PERIOD	$16.10		$12.94		$12.68

TOTAL RETURN	24.42%		2.28	%(e)	(7.63	)%(e)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$211		$566		$14
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.93)%		(2.06	)%(f)	(0.89	)%(f)
Operating expenses excluding reimbursement/waiver	2.70%		3.37	%(f)	2.81	%(f)
Operating expenses including reimbursement/waiver	2.00%		2.00	%(f)	2.00	%(f)
PORTFOLIO TURNOVER RATE	66%		31	%(e)	69	%(e)(g)

(a)	Effective March 3, 2015 the Board approved changing the fiscal year-end of the Fund from September 30 to April 30.
(b)	Class C commenced operations on June 30, 2015.
(c)	Per share amounts are based upon average shares outstanding.
(d)
The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(e)	Not Annualized.
(f)	Annualized.
(g)	Portfolio turnover rate is calculated at the Fund level and represents the year ended September 30, 2015.

See Notes to Financial Statements.

44	www.emeraldmutualfunds.com

Emerald Small Cap Value Fund	Financial Highlights

For a share outstanding throughout the periods presented

	INSTITUTIONAL CLASS
	Year Ended April 30, 2017	For the Period October 1, 2015 to April 30, 2016(a)		Year Ended September 30, 2015(b)	Year Ended September 30, 2014	Period Ended September 30, 2013(c)
NET ASSET VALUE, BEGINNING OF PERIOD	$13.02	$12.71		$12.76	$12.56	$10.00
INCOME FROM OPERATIONS:
Net investment income/(loss)(d)	0.02	(0.01)		0.06	0.09	0.05
Net realized and unrealized gain on investments	3.31	0.38		0.33	0.76	2.54
Total from Investment Operations	3.33	0.37		0.39	0.85	2.59

LESS DISTRIBUTIONS:
From investment income	–	(0.06)		(0.06)	(0.01)	(0.03)
From capital gains	–	–		(0.38)	(0.64)	–
Total Distributions	–	(0.06)		(0.44)	(0.65)	(0.03)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.33	0.31		(0.05)	0.20	2.56
NET ASSET VALUE, END OF PERIOD	$16.35	$13.02		$12.71	$12.76	$12.56

TOTAL RETURN	25.58%	2.94	%(e)	2.93%	6.64%	25.99	%(e)
SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$4,989	$13,691		$16,507	$24,343	$8,442
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	0.13%	(0.07	)%(f)	0.45%	0.65%	0.48	%(f)
Operating expenses excluding reimbursement/waiver	1.56%	1.75	%(f)	1.43%	1.29%	1.95	%(f)
Operating expenses including reimbursement/waiver	1.00%	1.00	%(f)	1.00%	1.00%	1.00	%(f)
PORTFOLIO TURNOVER RATE	66%	31	%(e)	69%	49%	67	%(e)

(a)	Effective March 3, 2015 the Board approved changing the fiscal year-end of the Fund from September 30 to April 30.
(b)	Prior to its June 26, 2015 reorganization with and into the Emerald Small Cap Value Fund, the Fund was known as the Elessar Small Cap Value Fund.
(c)	For the period October 15, 2012 (commencement of investment operations) through September 30, 2013.
(d)	Per share amounts are based upon average shares outstanding.
(e)	Not Annualized.
(f)	Annualized.

See Notes to Financial Statements.

Annual Report | April 30, 2017	45

Emerald Small Cap Value Fund	Financial Highlights

For a share outstanding throughout the periods presented

	INVESTOR CLASS
	Year Ended April 30, 2017		For the Period October 1, 2015 to April 30, 2016(a)		Year Ended September 30, 2015(b)	Year Ended September 30, 2014	Period Ended September 30, 2013(c)
NET ASSET VALUE, BEGINNING OF PERIOD	$12.98		$12.68		$12.73	$12.54	$10.00
INCOME FROM OPERATIONS:
Net investment income/(loss)(d)	(0.02	)(e)	(0.02)		0.03	0.07	0.02
Net realized and unrealized gain on investments	3.30		0.37		0.35	0.76	2.54
Total from Investment Operations	3.28		0.35		0.38	0.83	2.56

LESS DISTRIBUTIONS:
From investment income	–		(0.05)		(0.05)	–	(0.02)
From capital gains	–		–		(0.38)	(0.64)	–
Total Distributions	–		(0.05)		(0.43)	(0.64)	(0.02)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.28		0.30		(0.05)	0.19	2.54
NET ASSET VALUE, END OF PERIOD	$16.26		$12.98		$12.68	$12.73	$12.54

TOTAL RETURN	25.27%		2.80	%(f)	2.82%	6.46%	25.69	%(f)
SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$614		$1,946		$399	$474	$271
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	(0.11)%		(0.25	)%(g)	0.22%	0.52%	0.16	%(g)
Operating expenses excluding reimbursement/waiver	1.83%		2.14	%(g)	1.67%	1.56%	2.49	%(g)
Operating expenses including reimbursement/waiver	1.25%		1.25	%(g)	1.25%	1.25%	1.25	%(g)
PORTFOLIO TURNOVER RATE	66%		31	%(f)	69%	49%	67	%(f)

(a)	Effective March 3, 2015 the Board approved changing the fiscal year-end of the Fund from September 30 to April 30.
(b)	Prior to its June 26, 2015 reorganization with and into the Emerald Small Cap Value Fund, the Fund was known as the Elessar Small Cap Value Fund.
(c)	For the period October 15, 2012 (commencement of investment operations) through September 30, 2013.
(d)	Per share amounts are based upon average shares outstanding.
(e)
The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(f)	Not Annualized.
(g)	Annualized.

See Notes to Financial Statements.

46	www.emeraldmutualfunds.com

Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the period presented

	CLASS A
	Year Ended April 30, 2017	Year Ended April 30, 2016	For the Period August 1, 2014 (Inception) to April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$9.69	$10.98	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.06)	(0.05)	(0.05)
Net realized and unrealized gain/(loss) on investments	1.70	(1.24)	1.03
Total from Investment Operations	1.64	(1.29)	0.98

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.64	(1.29)	0.98
NET ASSET VALUE, END OF PERIOD	$11.33	$9.69	$10.98

TOTAL RETURN(b)	16.92%	(11.75%)	9.80	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$10,127	$11,388	$6,493
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.57%)	(0.54%)	(0.66	%)(d)
Operating expenses excluding reimbursement/waiver	2.10%	2.01%	2.57	%(d)(e)
Operating expenses including reimbursement/waiver	1.35%	1.35%	1.35	%(d)(e)
PORTFOLIO TURNOVER RATE	75%	99%	88	%(c)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios before reductions for startup costs may not be representative of longer term operating periods.

See Notes to Financial Statements.

Annual Report | April 30, 2017	47

Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the period presented

	CLASS C
	Year Ended April 30, 2017	Year Ended April 30, 2016	For the Period August 1, 2014 (Inception) to April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$9.56	$10.92	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.13)	(0.11)	(0.10)
Net realized and unrealized gain/(loss) on investments	1.68	(1.25)	1.02
Total from Investment Operations	1.55	(1.36)	0.92

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.55	(1.36)	0.92
NET ASSET VALUE, END OF PERIOD	$11.11	$9.56	$10.92

TOTAL RETURN(b)	16.21%	(12.45%)	9.20	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$112	$101	$27
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.22%)	(1.17%)	(1.34	%)(d)
Operating expenses excluding reimbursement/waiver	2.76%	2.70%	7.25	%(d)(e)
Operating expenses including reimbursement/waiver	2.00%	2.00%	2.00	%(d)(e)
PORTFOLIO TURNOVER RATE	75%	99%	88	%(c)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios before reductions for startup costs may not be representative of longer term operating periods.

See Notes to Financial Statements.

48	www.emeraldmutualfunds.com

Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the period presented

	INSTITUTIONAL CLASS
	Year Ended April 30, 2017	Year Ended April 30, 2016		For the Period August 1, 2014 (Inception) to April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$9.73	$10.99		$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.03)	(0.00	)(b)	(0.03)
Net realized and unrealized gain/(loss) on investments	1.71	(1.26)		1.02
Total from Investment Operations	1.68	(1.26)		0.99

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.68	(1.26)		0.99
NET ASSET VALUE, END OF PERIOD	$11.41	$9.73		$10.99

TOTAL RETURN	17.27%	(11.46%)		9.90	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$1,048	$1,729		$279
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.28%)	(0.05%)		(0.34	%)(d)
Operating expenses excluding reimbursement/waiver	1.78%	1.90%		4.66	%(d)(e)
Operating expenses including reimbursement/waiver	1.05%	1.05%		1.05	%(d)(e)
PORTFOLIO TURNOVER RATE	75%	99%		88	%(c)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios before reductions for startup costs may not be representative of longer term operating periods.

See Notes to Financial Statements.

Annual Report | April 30, 2017	49

Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the period presented

	INVESTOR CLASS
	Year Ended April 30, 2017	Year Ended April 30, 2016	For the Period August 1, 2014 (Inception) to April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$9.67	$10.96	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.07)	(0.08)	(0.05)
Net realized and unrealized gain/(loss) on investments	1.69	(1.21)	1.01
Total from Investment Operations	1.62	(1.29)	0.96

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.62	(1.29)	0.96
NET ASSET VALUE, END OF PERIOD	$11.29	$9.67	$10.96

TOTAL RETURN	16.75%	(11.77%)	9.60	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$88	$86	$448
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.63%)	(0.72%)	(0.67	%)(c)
Operating expenses excluding reimbursement/waiver	2.09%	1.91%	2.96	%(c)(d)
Operating expenses including reimbursement/waiver	1.40%	1.40%	1.40	%(c)(d)
PORTFOLIO TURNOVER RATE	75%	99%	88	%(b)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Not Annualized.
(c)	Annualized.
(d)	Expense ratios before reductions for startup costs may not be representative of longer term operating periods.

See Notes to Financial Statements.

50	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Financial Highlights

For a share outstanding throughout the periods presented

	CLASS A
	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$31.27	$28.85	$26.11	$20.08	$16.96
INCOME/(LOSS) FROM OPERATIONS:(a)
Net investment loss(b)	(0.17)	(0.06)	(0.16)	(0.13)	(0.01)
Net realized and unrealized gain on investments	10.51	2.48	2.90	6.16	3.13
Total from Investment Operations	10.34	2.42	2.74	6.03	3.12

NET INCREASE IN NET ASSET VALUE	10.34	2.42	2.74	6.03	3.12
NET ASSET VALUE, END OF PERIOD	$41.61	$31.27	$28.85	$26.11	$20.08

TOTAL RETURN(c)	33.07%	8.39%	10.49%	30.03%	18.40%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$172,106	$110,601	$48,575	$48,622	$25,496
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.46)%	(0.21)%	(0.58)%	(0.53)%	(0.06)%
Operating expenses excluding reimbursement/waiver	1.43%	1.48%	1.60%	1.72%	1.88%
Operating expenses including reimbursement/waiver	1.43%	1.48%	1.60%	1.72%	1.84%
PORTFOLIO TURNOVER RATE	36%	30%	33%	34%	53%

(a)
The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)	Per share amounts are based upon average shares outstanding.
(c)	Total return does not reflect the effect of sales charges.

See Notes to Financial Statements.

Annual Report | April 30, 2017	51

Emerald Banking and Finance Fund	Financial Highlights

For a share outstanding throughout the periods presented

	CLASS C
	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$28.20	$26.19	$23.86	$18.46	$15.70
INCOME/(LOSS) FROM OPERATIONS:(a)
Net investment loss(b)	(0.36)	(0.24)	(0.30)	(0.26)	(0.11)
Net realized and unrealized gain on investments	9.45	2.25	2.63	5.66	2.87
Total from Investment Operations	9.09	2.01	2.33	5.40	2.76

NET INCREASE IN NET ASSET VALUE	9.09	2.01	2.33	5.40	2.76
NET ASSET VALUE, END OF PERIOD	$37.29	$28.20	$26.19	$23.86	$18.46

TOTAL RETURN(c)	32.23%	7.67%	9.77%	29.25%	17.58%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$76,072	$52,366	$31,862	$28,222	$17,705
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.11)%	(0.87)%	(1.23)%	(1.18)%	(0.68)%
Operating expenses excluding reimbursement/waiver	2.08%	2.13%	2.25%	2.38%	2.54%
Operating expenses including reimbursement/waiver	2.08%	2.13%	2.25%	2.38%	2.49%
PORTFOLIO TURNOVER RATE	36%	30%	33%	34%	53%

(a)
The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)	Per share amounts are based upon average shares outstanding.
(c)	Total return does not reflect the effect of sales charges.

See Notes to Financial Statements.

52	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Financial Highlights

For a share outstanding throughout the periods presented

	INSTITUTIONAL CLASS
	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$31.69	$29.15	$26.29	$20.15	$16.96
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	(0.05)	0.03	(0.07)	(0.06)	0.01
Net realized and unrealized gain on investments	10.66	2.51	2.93	6.20	3.18
Total from Investment Operations	10.61	2.54	2.86	6.14	3.19

NET INCREASE IN NET ASSET VALUE	10.61	2.54	2.86	6.14	3.19
NET ASSET VALUE, END OF PERIOD	$42.30	$31.69	$29.15	$26.29	$20.15

TOTAL RETURN	33.48%	8.71%	10.88%	30.47%	18.81%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$134,027	$61,654	$23,730	$22,062	$4,321
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	(0.14)%	0.11%	(0.25)%	(0.23)%	0.06%
Operating expenses excluding reimbursement/waiver	1.11%	1.15%	1.27%	1.37%	1.62%
Operating expenses including reimbursement/waiver	1.11%	1.15%	1.27%	1.37%	1.54%
PORTFOLIO TURNOVER RATE	36%	30%	33%	34%	53%

(a)	Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements.

Annual Report | April 30, 2017	53

Emerald Banking and Finance Fund	Financial Highlights

For a share outstanding throughout the periods presented

	INVESTOR CLASS
	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$29.95	$27.64	$25.01	$19.23	$16.25
INCOME/(LOSS) FROM OPERATIONS:(a)
Net investment loss(b)	(0.16)	(0.07)	(0.15)	(0.12)	(0.01)
Net realized and unrealized gain on investments	10.07	2.38	2.78	5.90	2.99
Total from Investment Operations	9.91	2.31	2.63	5.78	2.98

NET INCREASE IN NET ASSET VALUE	9.91	2.31	2.63	5.78	2.98
NET ASSET VALUE, END OF PERIOD	$39.86	$29.95	$27.64	$25.01	$19.23

TOTAL RETURN	33.09%	8.36%	10.52%	30.06%	18.34%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$85,557	$80,404	$27,440	$19,235	$6,255
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.46)%	(0.23)%	(0.56)%	(0.53)%	(0.08)%
Operating expenses excluding reimbursement/waiver	1.43%	1.48%	1.58%	1.69%	1.94%
Operating expenses including reimbursement/waiver	1.43%	1.48%	1.58%	1.69%	1.89%
PORTFOLIO TURNOVER RATE	36%	30%	33%	34%	53%

(a)
The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)	Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements.

54	www.emeraldmutualfunds.com

Emerald Funds	Notes to Financial Statements

April 30, 2017

1.  ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open‐end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Emerald Growth Fund, Emerald Small Cap Value Fund, Emerald Insights Fund, and Emerald Banking and Finance Fund (each a “Fund” and collectively, the “Funds”). The Emerald Small Cap Value Fund is a successor to a previously operational fund which was a series of Elessar Funds Investment Trust, a Delaware statutory trust, and was organized into a series of the Trust effective as of the close of business on June 26, 2015. Effective March 3, 2015, the Board approved changing the fiscal year end of the Emerald Small Cap Value Fund from September 30 to April 30.

The Emerald Growth Fund and Emerald Insights Fund seek to achieve long‐term growth through capital appreciation. The Emerald Small Cap Value Fund seeks long‐term capital appreciation. The Emerald Banking and Finance Fund seeks to achieve long term growth through capital appreciation with income as a secondary objective.

2.  SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally, 4:00 p.m. Eastern time, on each business day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open‐end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange‐traded open‐end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third‐party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security.

Equity securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board.

When such prices or quotations are not available, or when Emerald Mutual Fund Advisers Trust, (the “Adviser”), believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: A three‐tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

Annual Report | April 30, 2017	55

Emerald Funds	Notes to Financial Statements

April 30, 2017

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value the Funds as of April 30, 2017:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Growth Fund
Common Stocks
Financial Services	$130,465,548	$2,495,978	$–	$132,961,526
Other(a)	867,547,775	–	–	867,547,775
Short Term Investments	20,498,543	–	–	20,498,543
TOTAL	$1,018,511,866	$2,495,978	$–	$1,021,007,844

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Small Cap Value Fund
Common Stocks(a)	$7,652,224	$–	$–	$7,652,224
Short Term Investments	309,846	–	–	309,846
TOTAL	$7,962,070	$–	$–	$7,962,070

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Insights Fund
Common Stocks(a)	$11,199,070	$–	$–	$11,199,070
Master Limited Partnerships(a)	103,485	–	–	103,485
Short Term Investments	127,019	–	–	127,019
TOTAL	$11,429,574	$–	$–	$11,429,574

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Banking and Finance Fund
Common Stocks
Banks: Diversified	$356,696,585	$10,520,036	$–	$367,216,621
Other(a)	92,832,514	–	–	92,832,514
Short Term Investments	8,933,798	–	–	8,933,798
TOTAL	$458,462,897	$10,520,036	$–	$468,982,933

(a)	For detailed descriptions of sector and industry, see the accompanying Schedule of Investments.

56	www.emeraldmutualfunds.com

Emerald Funds	Notes to Financial Statements

April 30, 2017

The Funds recognize transfers between levels as of the end of the period. For the year ended April 30, 2017, the Funds had the following transfers between Level 1 and Level 2 securities.

	Level 1		Level 2
Emerald Growth Fund	Transfer In	Transfers (Out)	Transfer In	Transfers (Out)
Common Stocks	$–	$(2,495,978)	$2,495,978	$–
Total	$–	$(2,495,978)	$2,495,978	$–

	Level 1		Level 2
Emerald Banking and Finance Fund	Transfer In	Transfers (Out)	Transfer In	Transfers (Out)
Common Stocks	$3,079,925	$(5,725,833)	$5,725,833	$(3,079,925)
Total	$3,079,925	$(5,725,833)	$5,725,833	$(3,079,925)

The transfer amounts disclosed in the table above represent the value of the securities as of April 30, 2017 transferred in/(out) of Level 1 and Level 2 during the reporting period that were also held at April 30, 2016. The above transfers from Level 2 to Level 1 were due to the ability to obtain a closing market price within an active market for a security that previously had no market to trade. Additionally, the above transfers from Level 1 to Level 2 were due to the inability to obtain a closing market price due to an inactive market to trade. For the year ended April 30, 2017, the Emerald Small Cap Value Fund and Emerald Insights Fund did not have any transfers between Level 1 and Level 2 securities.

For the year ended April 30, 2017, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Funds use for federal income tax purposes. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax free pass through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. A Fund’s investments in REITs may result in such Fund’s receipt of cash in excess of the REITs’ earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from REITs will reduce the amount of income available to be distributed to Fund shareholders. Income from REITs generally will not be eligible for treatment as qualified dividend income. As the final character of the distributions is not known until reported by the REITs on their 1099s, the Funds utilize an average of the prior year’s reallocation information as an estimate for the current year character of distributions.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a Fund or class of shares of a Fund, including distribution fees (Rule 12b‐1 fees) and shareholder servicing fees, are charged directly to that Fund or share class. All expenses of a Fund, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Expenses that are common to the Funds generally are allocated among the Funds in proportion to their average daily net assets.

Federal Income Taxes: Each Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that the Funds will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Annual Report | April 30, 2017	57

Emerald Funds	Notes to Financial Statements

April 30, 2017

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from its investments, including short‐term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes.

3.  TAX BASIS INFORMATION

Reclassifications: As of April 30, 2017, permanent differences on book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to treatment of Passive Foreign Investment Companies, partnerships, net investment losses and expiration of capital losses. These reclassifications were as follows:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments	Paid-in Capital
Emerald Growth Fund	$4,514,307	$(63,075)	$(4,451,232)
Emerald Small Cap Value Fund	1,345	(1,344)	(1)
Emerald Insights Fund	64,665	(8,395)	(56,270)
Emerald Banking and Finance Fund	1,220,265	839,270	(2,059,535)

Included in those amounts reclassified was a net operating loss offset to Paid‐in capital for the Emerald Growth Fund, the Emerald Insights Fund, and the Emerald Banking and Finance Fund in the amount of $4,451,232, $56,271, and $1,220,265 respectively.

Tax Basis of Investments: As of April 30, 2017, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
Emerald Growth Fund	$260,077,120	$(34,161,328)	$225,915,792	$795,092,052
Emerald Small Cap Value Fund	1,453,340	(138,471)	1,314,869	6,647,201
Emerald Insights Fund	2,048,206	(342,358)	1,705,848	9,723,726
Emerald Banking and Finance Fund	140,267,386	(1,584,932)	138,682,454	330,300,479

Components of Distributable Earnings: As of April 30, 2017, components of distributable earnings were as follows:

	Emerald Growth Fund	Emerald Small Cap Value Fund	Emerald Insights Fund	Emerald Banking and Finance Fund
Undistributed ordinary income	$–	$513,893	$–	$–
Accumulated capital gains/(losses)	(56,020,065)	2,819,913	(804,525)	(7,383,718)
Net unrealized appreciation on investments	225,915,792	1,314,869	1,705,848	138,682,454
Other cumulative effect of timing differences	(1,696,980)	–	(22,262)	(877,904)
Total	$168,198,747	$4,648,675	$879,061	$130,420,832

Capital Losses: As of April 30, 2017, the Funds had capital loss carryforwards which may reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Expiring in 2017	Expiring in 2018
Emerald Banking and Finance Fund	$–	$1,370,886

During the year ended April 30, 2017, $283,893 of capital loss carryforwards were utilized by the Emerald Small Cap Value Fund.

58	www.emeraldmutualfunds.com

Emerald Funds	Notes to Financial Statements

April 30, 2017

As of April 30, 2017, the following Funds had available for Federal income tax purposes unused capital losses that may be used to offset future realized capital gains. The following losses will be carried forward indefinitely to offset future realized gains:

	Short-Term	Long-Term
Emerald Growth Fund	$48,614,165	$7,045,781
Emerald Small Cap Value Fund	–	–
Emerald Insights Fund	517,717	192,557
Emerald Banking and Finance Fund	4,542,900	–

The Emerald Growth Fund, Emerald Insights Fund and the Emerald Banking and Finance Fund elected to defer to the period ending April 30, 2018 capital losses recognized during the period November 1, 2016 to April 30, 2017 in the amount of $360,119, $94,251 and $1,469,932 respectively.

Ordinary Losses: As of April 30, 2017, Emerald Growth Fund, Emerald Insights Fund, and Emerald Banking and Finance Fund elected to defer to the period ending April 30, 2018, late year ordinary losses in the amount of $1,696,980, $22,262 and $877,904, respectively.

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by each Fund.

For the fiscal year ended April 30, 2017, the Funds did not pay any distributions.

The tax character of distributions paid by the Funds for the fiscal year or period ended April 30, 2016, were as follows:

	Ordinary Income	Long-Term Capital Gain
Emerald Growth Fund	$–	$22,536,119
Emerald Small Cap Value Fund	81,808	–
Emerald Insights Fund	–	–
Emerald Banking and Finance Fund	–	–

4.  SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short‐term securities) during the year or period ended April 30, 2017 was as follows:

Funds	Cost of Investments Purchased	Proceeds from Investments Sold
Emerald Growth Fund	$517,854,245	$645,111,297
Emerald Small Cap Value Fund	9,314,539	21,428,368
Emerald Insights Fund	8,992,627	12,819,047
Emerald Banking and Finance Fund	185,310,707	126,679,806

5.  SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors (other than the purchase price for the shares) or make contributions to the Trust or its creditors solely by reason of the purchaser’s ownership of the shares. Shares have no pre‐emptive rights.

6.  MANAGEMENT AND RELATED‐PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, the Funds pay the Adviser fees for the services and facilities it provides payable on a monthly basis at the annual rate set forth below of the Funds’ average daily net assets. The management fee is paid on a monthly basis.

Annual Report | April 30, 2017	59

Emerald Funds	Notes to Financial Statements

April 30, 2017

Emerald Growth Fund
Average Total Net Assets	Contractual Fee
Up to and including $250M	0.75%
Over $250M and including $500M	0.65%
Over $500M and including $750M	0.55%
Over $750M	0.45%

Emerald Small Cap Value Fund
Average Total Net Assets	Contractual Fee
Up to and including $250M	0.75%
Over $250M and including $500M	0.65%
Over $500M and including $750M	0.55%
Over $750M	0.45%

Emerald Insights Fund
Average Total Net Assets	Contractual Fee
Up to and including $250M	0.75%
Over $250M and including $500M	0.65%
Over $500M and including $750M	0.55%
Over $750M	0.45%

Emerald Banking and Finance Fund
Average Total Net Assets	Contractual Fee
Up to and including $100M	1.00%
Over $100M	0.90%

The Adviser has contractually agreed to limit each Fund’s total annual operating expenses (exclusive of acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) set forth in the preceding table for Class A, Class C, Institutional Class, and Investor Class shares to the annual rates (as percentages of a Fund’s average daily net assets). This agreement (the “Expense Agreement”) is in effect from September 1, 2016 through August 31, 2017 for all Funds except the Emerald Small Cap Value Fund. The Emerald Small Cap Value Fund’s agreement is in effect from June 26, 2015 through August 31, 2017. The prior Expense Agreement was in effect from September 1, 2015 through August 31, 2016 for all Funds except the Emerald Small Cap Value Fund. The Adviser will be permitted to recover, on a class‐by‐class basis, expenses it has borne through the expense agreement to the extent that a Fund’s expenses in later periods fall below the expense cap in effect at the time of the waiver or reimbursement. Notwithstanding the foregoing, the Funds will not be obligated to pay any such fees and expenses more than three years after the end of the fiscal year in which the fees or expenses were foregone or reimbursed. The Adviser may not discontinue this waiver, prior to August 31, 2017, without the approval by the Fund’s Board. Fees waived/reimbursed by the Adviser for the year ended April 30, 2017 are disclosed in the Statements of Operations.

60	www.emeraldmutualfunds.com

Emerald Funds	Notes to Financial Statements

April 30, 2017

Emerald Growth Fund
Class A	Class C	Institutional Class	Investor Class
1.29%	1.94%	0.99%	1.34%

Emerald Small Cap Value Fund
Class A	Class C	Institutional Class	Investor Class
1.35%	2.00%	1.00%	1.25%

Emerald Insights Fund
Class A	Class C	Institutional Class	Investor Class
1.35%	2.00%	1.05%	1.40%

Emerald Banking and Finance Fund
Class A	Class C	Institutional Class	Investor Class
1.84%	2.49%	1.54%	1.89%

For the year ended April 30, 2017, the fee waivers/reimbursements and recoupments of past waived fees were as follows:

Fund	Fees Waived/ Reimbursed By Adviser	Recoupment of Past Waived Fees By Adviser
Emerald Growth Fund
Class A	$–	$–
Class C	–	–
Institutional Class	–	–
Investor Class	–	–
Emerald Small Cap Value Fund
Class A	$6,552	$–
Class C	4,441	–
Institutional Class	67,420	–
Investor Class	8,254	–
Emerald Insights Fund
Class A	$80,509	$–
Class C	792	–
Institutional Class	9,737	–
Investor Class	615	912
Emerald Banking and Finance Fund
Class A	$–	$–
Class C	–	–
Institutional Class	–	–
Investor Class	–	–

Annual Report | April 30, 2017	61

Emerald Funds	Notes to Financial Statements

April 30, 2017

As of April 30, 2017, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2018	Expires 2019	Expires 2020	Total
Emerald Growth Fund
Class A	$–	$–	$–	$–
Class C	–	–	–	–
Institutional Class	–	–	–	–
Investor Class	–	–	–	–
Emerald Small Cap Value Fund
Class A	$30	$256	$6,552	$6,838
Class C	30	617	4,441	5,088
Institutional Class	37,563	64,181	67,420	169,164
Investor Class	852	5,731	8,254	14,837
Emerald Insights Fund
Class A	$41,382	$67,047	$80,509	$188,938
Class C	921	467	792	2,180
Institutional Class	3,464	5,690	9,737	18,891
Investor Class	960	3,372	615	4,947
Emerald Banking and Finance Fund
Class A	$–	$–	$–	$–
Class C	–	–	–	–
Institutional Class	–	–	–	–
Investor Class	–	–	–	–

Fund Administrator Fees and Expenses: ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assist in the Funds’ operations.  Officers of the Trust are employees of ALPS.  The Funds’ administration fee is accrued on a daily basis and paid monthly.  Administration fees paid by the Funds for the year ended April 30, 2017 are disclosed in the Statements of Operations.

The Administrator is also reimbursed by the Funds for certain out‐of‐pocket expenses.

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out‐of‐pocket expenses. Transfer agent fees paid by the Funds for the year ended April 30, 2017 are disclosed in the Statements of Operations.

Compliance Services: ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction  with requirements under Rule 38a‐1 under the 1940 Act and receives an annual base fee.  ALPS is reimbursed for certain out‐of‐pocket expenses by the Funds. Compliance service fees paid by the Funds for the year ended April 30, 2017 are disclosed in the Statements of Operations.

Principal Financial Officer: ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Funds for the year ended April 30, 2017 are disclosed in the Statements of Operations.

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS Fund Services Inc. (“ALPS”)) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares.  ADI is not  entitled  to  any  compensation  for  its  services  as  Distributor.  ADI  is  registered  as  a  broker‐dealer  with  the  U.S.  Securities  and  Exchange Commission.

Each Fund has adopted a separate Distribution and Services Plan (each a “Plan” and collectively, the “Plans”) pursuant to Rule 12b‐1 of the 1940 Act. The Plans allow each Fund, as applicable, to use each Fund’s assets to pay fees in connection with the distribution and marketing of the Funds’ shares and/or the provision of shareholder services to the Funds’  shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use shares  of each Fund as their funding medium and for related expenses. The recipients of such payments may include other affiliates of the Adviser, broker‐dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. The Plans permit each Fund to make total payments at an annual rate of up to 0.35%, 0.75% and 0.25% of the average daily net asset value of Class A, Class C and Investor Class, respectively.  Because these fees are paid out of the Funds’ assets on an ongoing basis, over time they will increase the cost of an investment in the Funds, and Plan fees may cost an investor more than other types of sales charges.

62	www.emeraldmutualfunds.com

Emerald Funds	Notes to Financial Statements

April 30, 2017

Each Fund, except the Emerald Small Cap Value Fund, has adopted a Shareholder Services Plan (a “Shareholder  Services Plan”) with respect to its  Class C, Institutional Class and Investor Class shares.  Under the Shareholder Services Plan, a Fund is authorized to compensate certain financial intermediaries, including broker‐dealers and Fund affiliates which may include the Distributor, Adviser and/or the transfer agent (the “Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25%, 0.05% and 0.15% of the average daily net asset value of Class C, Institutional Class and Investor Class, respectively, of the Funds attributable to or held in the name of the Participating Organizations pursuant to an agreement with such Participating Organizations (the “Agreement”). Each Agreement will set forth the non‐distribution related shareholder services to be performed by the Participating Organizations for the benefit of a Fund’s shareholders who have elected to have such Participating Organizations service their accounts.  Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Fees recaptured pursuant to the Shareholder Services Plan and Shareholder Services Plan fees are included as an offset in distribution and service fees in the Statements of Operations.

The Emerald Small Cap Value Fund has adopted a Shareholder Services Plan (the “Services Plan”) with respect to its Class C shares. Under the Plan, the Fund is authorized to pay banks and its affiliates and other institutions, including broker‐dealers and Fund affiliates which may include the Distributor, Adviser and/or the transfer agent (“Class C Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of Class C shares of the Fund attributable to or held in the name of the Participating Organizations for its clients as compensation for providing shareholder  service activities, which do not include distribution services pursuant to an agreement with Participating Organizations. Any amount of such payment not paid to the Participating Organizations during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Fees recaptured pursuant to the Services Plan and Services Plan fees are included as an offset in distribution and service fees in the Statements of Operations.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. RECENT ACCOUNTING PRONOUNCEMENT

On October 13, 2016, the SEC amended Regulation S‐X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S‐X is August 1, 2017.  Management is currently evaluating the impact to the financial statements and disclosures.

Annual Report | April 30, 2017	63

Emerald Funds	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Emerald Growth Fund, Emerald Small Cap Value Fund, Emerald Insights Fund, and Emerald Banking and Finance Fund (the “Funds”), four of the portfolios of Financial Investors Trust, as of April 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (as to the Emerald Small Cap Value Fund, for the year ended April 30, 2017, the period from October 1, 2015 to April 30, 2016, and for the year ended September 30, 2015), and the financial highlights for each of the five years in the period then ended (as to the Emerald Small Cap Value Fund, for the year ended April 30, 2017, the period from October 1, 2015 to April 30, 2016, and for the year ended September 30, 2015; and as to the Emerald Insights Fund, for each of the two years in the period ended April 30, 2017 and for the period from August 1, 2014 (inception) to April 30, 2015). These financial statements and financial  highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the Emerald Small Cap Value Fund for the year ended September 30, 2014 and for the period from October 15, 2012 (commencement of investment operations) to September 30, 2013 were audited by other auditors whose report, dated November 24, 2014, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures  that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial  statements, assessing the accounting principles used and significant estimates made by management, as well  as evaluating the overall financial statement presentation. Our procedures included confirmation of securities  owned as of April 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerald Growth Fund, Emerald Small Cap Value Fund, Emerald Insights Fund, and Emerald Banking and Finance Fund of Financial Investors Trust as of April 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period  then ended (as to the Emerald Small Cap Value Fund, for the year ended April 30, 2017, for the period from October 1, 2015 to April 30, 2016, and for the year ended September 30, 2015), and the financial highlights for each of the five years in the period then ended  (as to the Emerald Small Cap Value Fund, for the year ended April 30, 2017, for the period from October 1, 2015 to April 30, 2016, and for the year ended September 30, 2015; and as to the Emerald Insights Fund, for each of the two years in the period ended April 30, 2017 and for the period from August 1, 2014 (inception) to April 30, 2015), in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
June 27, 2017

64	www.emeraldmutualfunds.com

Emerald Funds	Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2017 (Unaudited)

Emerald Banking and Finance Fund
Emerald Growth Fund
Emerald Insights Fund
Emerald Small Cap Value Fund

On December 13, 2016, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and the Adviser (the “Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act.  In renewing and approving the Investment Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Funds:

Investment Advisory Fee Rate:  The Trustees reviewed and considered the contractual annual advisory fee paid by the Trust, on behalf of the Funds, to the Adviser of 0.94% of the Emerald Banking and Finance Fund’s, 0.64% of the Emerald Growth Fund’s, and 0.75% of each of the Emerald Insights Fund’s and Emerald Small Cap Value Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by the Adviser to the Funds.

The Board received and considered information including a comparison of each of the Fund’s contractual advisory fees and total expenses (net of waivers) with those of funds in the expense groups and universes of funds provided by an independent provider of investment company data (the “Data Provider”).  The Trustees noted that the Emerald Banking and Finance Fund’s contractual advisory fee rate was above its Data Provider peer group median contractual advisory fee rate.  The Trustees further noted that each of the Emerald Growth Fund’s, the Emerald Insights Fund’s, and the Emerald Small Cap Value Fund’s contractual advisory fee rates were below their respective Data Provider peer group median contractual advisory fee rates.

Total Expense Ratios:  Based on such information, the Trustees further reviewed and considered the total expense ratios (after waivers) of 1.48% for Class A, 2.13% for Class C, 1.15% for Institutional Class, and 1.48% for Investor Class of the Emerald Banking and Finance Fund; 1.17% for Class A, 1.81% for Class C, 0.87% for Institutional Class, and 1.19% for Investor Class of the Emerald Growth Fund; 1.35% for Class A, 2.00% for Class C, 1.05% for Institutional Class, and 1.40% for Investor Class of the Emerald Insights Fund; and 1.35% for Class A, 2.00% for Class C, 1.00% for Institutional Class, and 1.25% for Investor Class of the Emerald Small Cap Value Fund.

The Trustees noted that the total expense ratios (after waivers) for the Emerald Banking and Finance Fund’s Class A and Institutional Class shares were above the Data Provider peer group median.  They further noted that the total expense ratios (after waivers) for all classes of the Emerald Growth Fund, Emerald Insights Fund, and Emerald Small Cap Value Fund were below the applicable Data Provider median total expense ratios.

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement:   The  Trustees  received  and  considered information regarding the nature, extent, and quality of services to be provided to the Funds under the Investment Advisory Agreement.  The Trustees reviewed certain background materials supplied by the Adviser in its presentation, including its Form ADV.

The Trustees reviewed and considered the Adviser’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by the Adviser and its affiliated entities.  The Trustees also reviewed the research and decision‐making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Funds.

The Trustees considered the background and experience of the Adviser’s management in connection with the Funds, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day‐to‐day portfolio management of the Funds and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, the Adviser’s insider trading policies and procedures and its Code of Ethics.

Performance:  The Trustees reviewed performance information for each of the Funds for the 3‐month, 1‐year, 3‐year, 5‐year, and 10‐year, if applicable, periods ended September 30, 2016.  That review included a comparison of each Fund’s performance to the performance of the group of comparable funds selected by the Data Provider.  The Trustees noted that the performance of all of the share classes of each of the Funds for the 1‐year period ended September 30, 2016 was below their respective Data Provider peer group median.  They further noted that performance of all of the share classes of each of the Emerald Banking and Finance Fund, the Emerald Growth Fund, and the Emerald Small Cap Value Fund for the 3‐year, 5‐year, and 10 year periods, if applicable, ended September 30, 2016 were above their respective Data Provider peer group median.  They further noted that the performance of all of the share classes of each of the Emerald Growth Fund, Emerald Insights Fund, and Emerald Small Cap Value Fund was above their respective Data Provider peer group median for the 3‐month period ended September 30, 2016, and the performance of each of the share classes of the Emerald Banking and Finance Fund was below its Data Provider peer group median for the same period.

Annual Report | April 30, 2017	65

Emerald Funds	Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2017 (Unaudited)

The Trustees also considered the Adviser’s discussion of each Fund’s underlying portfolio diversification categories, its top contributors and top detractors, as well as the Adviser’s performance and reputation generally and its investment techniques, risk management controls, and decision‐making processes.

Comparable Accounts:  The Trustees noted certain information provided by the Adviser regarding fees charged to its other clients utilizing a strategy similar to that employed by the Funds.

Profitability:  The Trustees received and considered a retrospective and projected profitability analysis prepared by the Adviser based on the fees payable under the Investment Advisory Agreement with respect to each Fund.  The Trustees considered the profits, if any, anticipated to be realized by the Adviser in connection with the operation of each Fund.  The Board then reviewed the Adviser’s audited financial statements for the years ended September 30, 2015 and 2014 in order to analyze the financial condition and stability and profitability of the Adviser.

Economies of Scale:  The Trustees considered whether economies of scale in the provision of services to the Funds are or will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Adviser:  The Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Funds, including whether soft dollar arrangements were used.

In renewing the Adviser as the Funds’ investment adviser and renewing the Investment Advisory Agreement and the fees charged under the Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Investment Advisory Agreement.  Further, the Independent Trustees were advised by separate independent legal counsel throughout the process.  The Trustees, including all of the Independent Trustees, concluded that:

•	the Emerald Banking and Finance Fund’s contractual advisory fee rate was above its Data Provider peer group median contractual advisory fee rate;
•
the Emerald Growth Fund’s, the Emerald Insights Fund’s, and the Emerald Small Cap Value Fund’s contractual advisory fee rates were below their respective Data Provider peer group median contractual advisory fee rates;

•
total expense ratios (after waivers) for the Emerald Banking and Finance Fund’s Class A and Institutional Class shares were above, but within an acceptable range of, the Data Provider peer group median total expense ratios (after waivers); and total expense ratios (after waivers) for all classes  of the Emerald Growth Fund, Emerald Insights Fund, and Emerald Small Cap Value Fund were below their respective Data Provider median total expense ratios (after waivers);

•	the nature, extent, and quality of services rendered by the Adviser under the Investment Advisory Agreement with respect to the Funds were adequate;
•
performance of all of the share classes of each of the Funds for the 1‐year period ended September 30, 2016 was below their respective Data Provider peer group median; performance of all of the share classes of each of the Emerald Banking and Finance Fund, the Emerald Growth Fund, and the Emerald Small Cap Value Fund for the 3‐year, 5‐year, and 10 year periods, if applicable, ended September 30, 2016 were above their respective Data Provider peer group median; and performance of all of the share classes of each of the Emerald Growth Fund, Emerald Insights Fund, and Emerald Small Cap Value Fund were above their respective Data Provider peer group median for the 3‐month period ended September 30, 2016, and the performance of each of the classes of the Emerald Banking and Finance Fund was below its Data Provider peer group median for the same period;

•
bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to the Adviser’s other clients employing a comparable strategy to one or more of the Funds were not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by the Funds;

•	the profit, if any, realized by the Adviser in connection with the operation of the Funds is not unreasonable to the Funds; and
•	there were no material economies of scale or other incidental benefits accruing to the Adviser in connection with its relationship with the Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that the Adviser’s compensation for investment advisory services is consistent with the best interests of the Funds and  their shareholders.

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Emerald Funds	Additional Information

April 30, 2017 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities  and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N‐Q within 60 days after the end of the period. Copies of the Funds’ Form N‐Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N‐Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1‐800‐SEC‐0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Each Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating  to portfolio securities during the most recent prior 12‐month period ending June 30 are available without charge, (1) upon request, by calling  (toll‐free) (855) 828‐9909 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX INFORMATION (UNAUDITED)

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2016:

	QDI	DRD
Emerald Banking and Finance Fund	0.00%	0.00%
Emerald Growth Fund	0.00%	0.00%
Emerald Insights Fund	0.00%	0.00%
Emerald Small‐Cap Value Fund	0.00%	0.00%

In early 2017, if applicable, shareholders of record received this information for the distribution paid to them by the Funds during the calendar year 2016 via Form 1099.  The Funds will notify shareholders in early 2018 of amounts paid to them by the Funds, if any, during the calendar year 2017.

Annual Report | April 30, 2017	67

Emerald Funds	Trustees and Officers

April 30, 2017 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855‐828‐9909.

INDEPENDENT TRUSTEES

Name, Address* & Yearof Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re‐elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	34	Ms. Anstine is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co‐Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co‐Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr. Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	34	Mr. Deems is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds); Clough Funds Trust (1 fund); Elevation ETF Trust (2 funds); and Reaves Utility Income Fund (1 fund).

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Emerald Funds	Trustees and Officers

April 30, 2017 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	34
Mr. Rutledge is a Trustee Of Principal Real Estate Income Fund (1 fund), Clough Global Dividend and Income Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).

Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.
Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part‐ owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.
				34	None.

Annual Report | April 30, 2017	69

Emerald Funds	Trustees and Officers

April 30, 2017 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee and President	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001‐2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act.	34
Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All‐Star Equity Fund (1 fund); and Director of the Liberty All‐Star Growth Fund, Inc. (1 fund).

70	www.emeraldmutualfunds.com

Emerald Funds	Trustees and Officers

April 30, 2017 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.
Ms. Storms is Senior Vice President ‐ Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All‐Star Equity Fund, Liberty All‐Star Growth Fund, Inc., ALPS Series Trust and Elevation ETF Trust. Ms. Storms also serves as a Board member and Treasurer of The Center for Trauma & Resilience, a nonprofit agency.

Karen S. Gilomen, 1970	Secretary	Ms. Gilomen was elected Secretary of the Trust at the December 13, 2016 meeting of the Board of Trustees.
Ms. Gilomen joined ALPS in August 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen was Vice President ‐ General Counsel & CCO of Monticello Associates, Inc. from 2010 to 2016. Because of her position with ALPS, Ms. Gilomen is deemed an affiliate of the Trust, as defined under the 1940 Act. Ms. Gilomen is also the Secretary of Oak Associates Funds and Reaves Utility Income Fund, and the Assistant Secretary of the WesMark Funds.

Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.
Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Boulder Growth & Income Fund, Inc., Centre Funds, Elevation ETF Trust, Index Funds, Reality Shares ETF Trust and Reaves Utility Income Fund.

Jennell Panella, 1974	Assistant Treasurer	Ms. Panella was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees.
Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009‐2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Panella also serves as Assistant Treasurer of James Advantage Funds.

Alan Gattis, 1980	Assistant Treasurer	Mr. Gattis was elected Assistant Treasurer of the Trust at the September 13, 2016 meeting of the Board of Trustees.
Mr. Gattis joined ALPS in 2011 and is currently Vice President and Fund Controller of ALPS. Prior to joining ALPS, Mr. Gattis was an Auditor at Spicer Jeffries LLP (2009 through 2011) and an Auditor at PricewaterhouseCoopers LLP (2004 ‐ 2009). Because of his position with ALPS, Mr. Gattis is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Gattis is also Assistant Treasurer of ALPS Series Trust, Clough Funds Trust, Clough Global Opportunities Fund, Clough Global Dividend and Income Fund, Clough Global Equity and Griffin Institutional Access Real Estate Fund.

Annual Report | April 30, 2017	71

Emerald Funds	Trustees and Officers

April 30, 2017 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***

Sharon Akselrod, 1974	Assistant Secretary	Ms. Akselrod was elected Assistant Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.
Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013‐2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008‐2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of ALPS ETF Trust.

Jennifer Craig 1973	Assistant Secretary	Ms. Craig was elected Assistant Secretary of the Trust at the June 8, 2016 meeting of the Board of Trustees.
Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Assistant Secretary of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough Funds Trust and ALPS Series Trust.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected. Officers are elected on an annual basis.
***
The Fund Complex includes all series of the Trust (currently 34) and any other investment companies for which any Trustee serves as trustee for and which Emerald Mutual Fund Advisers Trust provides investment advisory services (currently none).

72	www.emeraldmutualfunds.com

Emerald Funds	Privacy Policy

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account transactions
• Account balances and transaction history
• Wire transfer instructions
HOW?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the funds share:	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

Annual Report | April 30, 2017	73

Emerald Funds	Privacy Policy

Who We Are
Who is providing this notice?	Emerald Banking and Finance Fund, Emerald Growth Fund, Emerald Insights Fund and Emerald Small Cap Value Fund
What We Do
How do the Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do the Funds collect my personal information?	We collect your personal information, for example, when you
• open an account
• provide account information or give us your contact information
• make a wire transfer or deposit money
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes-information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
• The Funds do not jointly market.
Other Important Information
California residents
If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Vermont residents
The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

74	www.emeraldmutualfunds.com

Intentionally Left Blank

Emerald Mutual Funds
P.O. Box 8556
Denver, CO 80201
(855) 828-9909
www.emeraldmutualfunds.com

Investment adviser:
Emerald Mutual Fund Advisers Trust
P.O. Box 10666
Lancaster, PA 17605

Must be accompanied by or proceeded by a Prospectus.
The Emerald Mutual Funds are distributed by ALPS Distributors, Inc.

GRANDEUR PEAK FUNDS

ELEVATED GLOBAL INVESTING®

ANNUAL

April 30, 2017

EMERGING MARKETS OPPORTUNITIES FUND GPEOX | GPEIX

GLOBAL MICRO CAP FUND GPMCX

GLOBAL OPPORTUNITIES FUND GPGOX | GPGIX

GLOBAL REACH FUND GPROX | GPRIX

GLOBAL STALWARTS FUND GGSOX | GGSYX

INTERNATIONAL OPPORTUNITIES FUND GPIOX | GPIIX

INTERNATIONAL STALWARTS FUND GISOX | GISYX

Shareholder Letter	1
Performance Update	5
Disclosure of Fund Expenses	26
Portfolio of Investments
Grandeur Peak Emerging Markets Opportunities Fund	28
Grandeur Peak Global Micro Cap Fund	32
Grandeur Peak Global Opportunities Fund	36
Grandeur Peak Global Reach Fund	41
Grandeur Peak Global Stalwarts Fund	47
Grandeur Peak International Opportunities Fund	50
Grandeur Peak International Stalwarts Fund	54
Statements of Assets and Liabilities	57
Statements of Operations	59
Statements of Changes in Net Assets
Grandeur Peak Emerging Markets Opportunities Fund	61
Grandeur Peak Global Micro Cap Fund	62
Grandeur Peak Global Opportunities Fund	63
Grandeur Peak Global Reach Fund	64
Grandeur Peak Global Stalwarts Fund	65
Grandeur Peak International Opportunities Fund	66
Grandeur Peak International Stalwarts Fund	67
Financial Highlights
Grandeur Peak Emerging Markets Opportunities Fund	68
Grandeur Peak Global Micro Cap Fund	70
Grandeur Peak Global Opportunities Fund	71
Grandeur Peak Global Reach Fund	73
Grandeur Peak Global Stalwarts Fund	75
Grandeur Peak International Opportunities Fund	77
Grandeur Peak International Stalwarts Fund	79
Notes to Financial Statements	81
Report of Independent Registered Public Accounting Firm	94
Disclosure Regarding Approval of Fund Advisory Agreement	95
Additional Information	98
Trustees and Officers	99
Privacy Policy	104

Grandeur Peak Funds®	Shareholder Letter

April 30, 2017 (Unaudited)

Dear Fellow Shareholders,

If you’ve been reading our quarterly letters you’re likely aware that we’ve been in an uncomfortable market the last few years.  We look for high Quality companies, with great business Momentum, trading at attractive Valuations.  When we launched the firm in 2011, global equity markets were still recovering from the huge sell‐off in the Global Financial Crisis, and the global economy was starting to pick up. We were like kids in a candy store, picking up high Quality companies, with decent and improving Momentum, at very attractive Valuations.

Fast forward to 2014 when there was a slowdown in company fundamentals (Momentum) and a significant expansion of Valuations, especially for high Quality companies.  As we’ve mentioned in previous letters, it became tougher for us to keep balance in the portfolios across our QVM (Quality/Value/Momentum) matrix, and with the benefit of hindsight we probably focused too much on value at the expense of business momentum over the short term.

We spent 2015 getting the portfolios back into balance and went into 2016 feeling better about our portfolios.  It seemed to have paid off, as we feel very good about this past year’s performance. Our funds finished the fiscal year with very nice absolute returns.  In comparison to their benchmark indices, four of our funds outperformed (Global Stalwarts, International Stalwarts, International Opportunities, & Emerging Markets), one essentially tied (Global Reach), and two slightly underperformed (Global Micro & Global Opportunities), but we feel better about the year than this record suggests because we faced some tough macro headwinds (e.g. currency, commodity prices, and sector moves in sectors where we are typically underweight), while feeling like we performed well for the right reasons‐‐good stock picking.  We know that macro cycles will be a headwind at times, and at other times they will be a tailwind, so we stick to our process and keep investing bottom‐up using our QVM matrix to help determine position sizes.

Fund Performance & Attribution
See full performance included in the Performance Update section.  For more in‐depth analysis of each Fund, please see the latest quarterly letter and/or individual Fund pages on our website at www.grandeurpeakglobal.com.

Emerging Markets Opportunities:  For the year, the Institutional share class returned 18.42% vs 14.77% for the benchmark.  Sectors of particular strength in the Fund were Healthcare, Technology, Financials, and Consumer, while portfolio detractors were Real Estate, Utilities, and Energy. The Fund did quite well in Asia, but underperformed in the rebounding South America.  A significant detractor from performance was  the Fund’s higher‐than‐normal cash position.  In some holdings with strong performance we’ve trimmed back, but we have not always had an immediate replacement name at a compelling valuation, so we have been slow to re‐deploy the cash.  Our team is committed to finding good opportunities to put this cash to work.

Global Micro Cap:  For the year, the Fund returned 16.81% vs 18.32% for the benchmark.  Sectors of particular strength in the Fund were Financials, Healthcare, and Technology, while portfolio detractors included Industrials, Materials, and Consumer.  Consumer was a surprising weakness, as we saw  growing  concern  over  the  future  of  brick  &  mortar  retailers  hit  a  variety  of  consumer  companies.  The  real  driver  of  the  Fund’s underperformance was our very significant underweight in the U.S., while the domestic bull market continued.  We simply aren’t finding that many U.S. micro‐cap companies at interesting long‐term valuations.

Global Opportunities:  For the year, the Institutional share class returned 17.81% vs 18.32% for the benchmark.  The big contributing sectors were Technology and Financials, with negative contribution from Materials, Consumer, and Real Estate. The real driver of the Fund’s underperformance was our significant underweight in the U.S., as the domestic bull market continued.  We simply aren’t finding that many U.S. companies at compelling long‐term valuations.

Global Reach:  For the year, the Institutional share class returned 18.36% vs 18.32% for the benchmark.  Sectors of particular strength in the Fund were Technology, Healthcare, and Financials, while portfolio detractors were Materials, Consumer, and Real Estate. As in our other global funds, the big detractor for the year was our significant underweight in the strong U.S. market. The Reach Fund saw this counterbalanced by particular stock picking success in Western Europe and the Africa/Middle East regions.

Global Stalwarts:  For the year, the Institutional share class returned 18.01% vs 15.72% for the benchmark.  The big contributing sectors were Technology, Consumer, Industrials, and Financials, with negative contribution from Materials, Real Estate, and Utilities. The most significant regional success was in Asia, which more than compensated for the headwind of being underweight in the strong U.S. market.

International Opportunities:  For the year, the Institutional share class returned 17.59% vs 13.36% for the benchmark.  The Technology, Financials, and Health Care sectors were big contributors for the year, while negative contributions came from the Materials and Consumer sectors.  We had strong performance in Asia, but lagged slightly in the South America rebound.

Annual Report | April 30, 2017	1

Grandeur Peak Funds®	Shareholder Letter

April 30, 2017 (Unaudited)

International Stalwarts:  For the year, the Institutional share class returned 18.96% vs 13.15% for the benchmark.  The big contributing sectors were Consumer, Technology, and Industrials, and Financials.  The Materials sector was the most significant negative contributor for the year, as we were very underweight the sector. The Fund saw positive contribution from all seven geographic regions, with the greatest contribution coming  from Asia.

Notes from the Road
The following are Tyler Glauser’s notes from his Q1 trip to South Africa. Tyler is a research analyst on the Consumer team who has been working with us for the past three and half years while studying Accounting at the University of Utah.  He has just graduated and will be joining our analyst team full time:

South Africa, especially Cape Town, is a beautiful place. The Dutch arrived in 1622 and began to develop Cape Town. It was all a part of developing a faster shipping route to get goods (especially silk and spices) to Western Europe from Asia and the Middle East. They tried to get local villagers to cooperate with them in building up port cities, but as can be easily imagined, the locals weren’t too happy about them being there in the first place so they would not help. Upon seeing this, the Dutch began to bring in slave laborers from other places. Soon, South Africa was full of Dutch speakers, native language speakers, as well as slaves speaking languages from 5 other places, including India. Afrikaans emerged as a Dutch‐based language that was a mixture of all of the above. It is a uniquely expressive language as it came out of the best ways to phrase things in each of the different languages around at the time. In 1802, the British arrived and basically took Cape Town and South Africa from the Dutch. Today, there are 11 official state languages in South Africa, as well as another seven that are commonly spoken. The most prominent of these are English and Afrikaans. Cape Town has a heritage in wine and fruit production and today is largely driven by tourism from various parts of Europe and Asia. The city is set on all sides of the enormous Table Mountain. Durban, in contrast, is home to beautiful rolling hills, full of green sugar cane, giving it the appearance of something you might see in southern Italy. The city is spread out quite a bit as the old city center was on the opposite side of the city from where the new airport was built for the World Cup a few years ago. Development has focused near the airport since then, creating decentralized urban sprawl. Johannesburg has more of a history in gold and mining that prevails in today’s economy. It certainly has a different feel than the other two major South African cities, with worse traffic and more intense population centers, where litter, abandoned buildings, pollution and, automatic weapons are typical elements of the scenery.

The unfortunate reality for the whole country is that political uncertainty and structural unemployment have given rise to a wide array of crime. Overall, Cape Town is probably a safer place than Johannesburg, but has gang issues.  Certain communities experience an average of 250 murders annually per 100k people. Think about it! It’s like two of your Facebook friends being murdered every year. What a sobering, scary reality. It’s truly a peculiar thing to juxtapose this reality against some of the nicer communities. We went running one morning in Cape Town with Gary Davidson, the CEO of KayDav Group. He took us to his neighborhood and we ran on a beautiful boardwalk with Lion’s Head Mountain to the East and the Atlantic Ocean to the West. It was beautiful. The sun just started coming up over the city as we were finishing the run and it was stunning. As we ran I was baffled by the number of fit‐looking people we encountered who politely greeted us and Gary in a friendly way. He knew all of them, neighbors in the Jewish community in their own little pocket of Cape Town. Gary referenced a sort of exodus of his community as many people have been leaving Cape Town and moving to Australia and other places where it is safer—a sad strain to see on what is a really incredible place.

Durban is relatively safe compared to the other cities, but Johannesburg is the worst by far. The bulk of the violent crimes (muggings, home invasions, etc.) take place in Johannesburg. In all three cities, the remnants of apartheid are apparent as all the executives we met with were white, and all the drivers, assistants, janitors, etc. were black. Although the inequality is apparent and there is still a lot of public discontent, the black middle class has experienced real progress in the last few years. Locals talk about LSM, Life Style Measure, on a scale of 1‐10, with 10 being the uber‐wealthy and 1 the impoverished. Five years ago, the bulk of the black population was in LSMs 1 ‐ 4, but today that has shifted upwards, with the majority today living closer to LSM levels 3 ‐ 5. Hopefully this trend will continue. The point is that as the middle class continues to rise, there will be more social equality, more consumers spending more money, and unemployment will decrease as the 26% of people without jobs become more educated and develop more employable skills. In a stable political environment, I think this will likely provide a big tailwind to the economy.

The consumer credit outlook in South Africa is grim. There are 35 million adults in South Africa, and 24 million of them are credit active. There are 10.7 million consumers with at least one retail apparel credit account, 8.3 million with unsecured loan accounts, and 5.2 million people with at least one credit card. Of these, 10 million consumers are more than 3 months late on payments in at least one account. The percentage of non‐compliant loans for houses and cars in South Africa is around 5%, but goes up to over 40% for apparel retailers. The regulatory limit for short term interest rates is 35%. Truworths, for example (apparel retailer who makes 70% of sales on credit) said its average interest rate is 25%. In reviewing the apparel retailers, it becomes clear that retailers are likely the last place a customer will pay when under financial stress. I really liked the Transaction Capital meeting we had, largely for this reason. They provide services and support to the taxi drivers in order to ensure they are utilizing the purchased asset well and making money in order to pay it off. The apparel guys basically just don’t let consumers shop anymore until they pay their current debts. So, the country is in a highly levered scenario causing regulators to step in.  Last September, regulators issued new requirements for offering credit which have hurt a lot of the credit‐dependent businesses. I do expect that these changes will be good in the long run.

2	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Shareholder Letter

April 30, 2017 (Unaudited)

Nearly every company we spoke with during our trip referenced some sort of pan‐African growth story. There are massive underdeveloped markets with high population growths waiting to be tapped for their potential. The middle class is just starting to emerge in many of these places and in the next ten years, we will likely see massive growth pick up. The problem has been and will likely continue to be issues with monetary and fiscal policy and commodity‐dependent economies that experience massive cyclicality. Recent years with low oil prices have been bad for many of the countries, especially in Eastern Africa. Western and Central Africa have had more issues with war and conflict that have created uncertain business conditions as well. Yet many companies we met with have been able to establish some growth. Shoprite, for example, has a small base of stores in several other African countries. The brand has gained some great traction and in Nigeria, the word “Shoprite” is used to describe an entire shopping center, that may include a Shoprite and a bunch of other stores. It feels to me like things in South Africa are very difficult still, but there is a lot of low hanging fruit starting to show itself, which could make things take off in a big way once a turn comes. The companies here are positioned ideally to take advantage of development across the entire African continent. President Zuma has had a presidency marked by corruption scandals and lack of effective economic stimulation. The next African National Congress (ANC) elections are this year, and the national elections are in 2019, and many of the managers mentioned that they thought if a new, competent president were elected and things go smoothly in the transition, the economy would really take off. From a 15‐20 year perspective, I expect the South African economy to emerge with massive growth and the businesses there to flood the rest of the African Continent.

Latest Business Update
In November we announced that we were launching a joint venture with Laura Geritz, a very talented fund manager with whom a lot of our team members had previously worked.  Laura and her analysts are sharing our offices in Salt Lake City. The new firm, Rondure Global Advisors, launched operations on May 1, 2017:

We are extremely happy about the research synergies with Laura and her team.  Our joint research effort has been working very well; we have been traveling together, sharing ideas, and utilizing each other’s expertise.

We believe we are a stronger team with Laura and Rondure on board. As always, feel free to reach out with any questions or concerns.  We appreciate our relationship with you and continue to work hard on  your behalf.

Sincerely,

Robert Gardiner, CFA
Chairman & Portfolio Manager

Blake Walker
CEO & Portfolio Manager

Randy Pearce, CFA, MBA
CIO & Portfolio Manager

An investor should consider investment objectives, risks, charges, and expenses carefully before investing. To obtain a Grandeur Peak Funds prospectus, containing this and other information, visit www.grandeurpeakglobal.com or call 1-855-377-PEAK (7325). Please read it carefully before investing.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The views of Grandeur Peak Global Advisors, LLC. and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writers’ current views. The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Grandeur Peak Global Advisors, LLC nor the Funds accept any liability for losses either direct or consequential caused by the use of this information.

The Funds are distributed by ALPS Distributors, Inc.

Annual Report | April 30, 2017	3

Grandeur Peak Funds®	Shareholder Letter

April 30, 2017 (Unaudited)

The Funds are subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

CFA is a trademark owned by the CFA Institute.

4	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update

April 30, 2017 (Unaudited)

Cumulative Total Return Performance for the periods ended April 30, 2017
					Expense Ratio(b)
	6 Months	1 Year	3 Year	Since Inception(a)	Gross	Net(c)
Grandeur Peak Emerging Markets Opportunities Fund – Investor (GPEOX)	7.17%	18.08%	5.35%	6.37%	1.81%	1.81%
Grandeur Peak Emerging Markets Opportunities Fund – Institutional (GPEIX)	7.31%	18.42%	5.58%	6.60%	1.56%	1.56%
Russell Emerging Markets Small Cap Index(d)	8.75%	14.77%	1.58%	2.88%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods greater than 1 year are annualized.

(a)	Fund inception date of December 16, 2013.
(b)	Ratios as of the Prospectus dated August 31, 2016 and may differ from the ratios presented in the Financial Highlights.
(c)
Grandeur Peak Global Advisors, LLC (the “Adviser”) has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.95% and 1.70% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2017. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2017 except with the approval of the Fund’s Board of Trustees.

(d)
The Russell Emerging Markets Small Cap Index seeks to measure the performance of the small-cap equity universe of emerging countries. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

Annual Report | April 30, 2017	5

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update

April 30, 2017 (Unaudited)

Growth of $10,000 for the period ended April 30, 2017

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to  April 30, 2017. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions  or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

6	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update

April 30, 2017 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Asia ex Japan	69.7%
Africa/Middle East	9.8%
Europe	6.2%
Latin America	5.8%
North America	3.0%
Cash, Cash Equivalents, & Other Net Assets	5.5%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Financials	23.4%
Consumer	21.1%
Technology	17.8%
Industrials	16.2%
Health Care	10.2%
Energy & Materials	5.8%
Cash, Cash Equivalents, & Other Net Assets	5.5%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Man Wah Holdings, Ltd.	2.6%
China Medical System Holdings, Ltd.	2.3%
BGEO Group PLC	2.2%
Yes Bank, Ltd.	1.8%
Value Partners Group, Ltd.	1.7%
Security Bank Corp.	1.6%
Time Technoplast, Ltd.	1.6%
Silergy Corp.	1.5%
Sporton International, Inc.	1.5%
Alkem Laboratories, Ltd.	1.3%
Total	18.1%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2017	7

Grandeur Peak Global Micro Cap Fund	Performance Update

April 30, 2017 (Unaudited)

Cumulative Total Return Performance for the periods ended April 30, 2017

				Expense Ratio(b)
	6 Months	1 Year	Since Inception(a)	Gross	Net(c)
Grandeur Peak Global MicroCap – Institutional (GPMCX)	9.63%	16.81%	13.43%	2.30%	2.00%
Russell Global Small Cap Index(d)	13.33%	18.32%	12.29%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods greater than 1 year are annualized.

(a)	Fund inception date of October 20, 2015.
(b)	Ratios as of the Prospectus dated August 31, 2016 and may differ from the ratios presented in the Financial Highlights.
(c)
Grandeur Peak Global Advisors, LLC (the “Adviser”) has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 2.00% of the Fund’s average daily net assets for the Fund’s Institutional Class Shares. This agreement is in effect through August 31, 2017. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through this agreement to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in this agreement or in previous agreements.  Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expenses was deferred. This agreement may not be terminated or modified prior to August 31, 2017 except with the approval of the Fund’s Board of Trustees.

(d)
The Russell Global Small Cap Index seeks to measure the performance of the small-cap segment of the global equity universe. The Index is not actively managed and does not reflect any deductions for fees, expenses, or taxes.  An investor may not invest directly in the Index.

8	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Micro Cap Fund	Performance Update

April 30, 2017 (Unaudited)

Growth of $10,000 for the period ended April 30, 2017

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to April 30, 2017. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions  or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Annual Report | April 30, 2017	9

Grandeur Peak Global Micro Cap Fund	Performance Update

April 30, 2017 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Asia ex Japan	34.3%
Europe	26.5%
North America	14.5%
Japan	11.1%
Australia/New Zealand	7.2%
Latin America	2.2%
Africa/Middle East	1.8%
Cash, Cash Equivalents, & Other Net Assets	2.4%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Financials	25.9%
Consumer	22.0%
Technology	16.2%
Industrials	16.2%
Health Care	12.5%
Energy & Materials	4.8%
Cash, Cash Equivalents, & Other Net Assets	2.4%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Syuppin Co., Ltd.	1.8%
The Byke Hospitality, Ltd.	1.8%
M&A Capital Partners Co., Ltd.	1.7%
Ananda Development PCL	1.6%
Skandiabanken ASA	1.5%
Time Technoplast, Ltd.	1.3%
Hingham Institution for Savings	1.3%
Hard Off Corp. Co., Ltd.	1.2%
Kovai Medical Center and Hospital	1.1%
Prestige International, Inc.	1.1%
Total	14.4%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

10	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Performance Update

April 30, 2017 (Unaudited)

Cumulative Total Return Performance for the periods ended April 30, 2017

						Expense Ratio(b)
	6 Months	1 Year	3 Years	5 Years	Since Inception(a)	Gross	Net(c)
Grandeur Peak Global Opportunities Fund – Investor (GPGOX)	11.88%	17.09%	7.30%	13.44%	15.02%	1.63%	1.63%
Grandeur Peak Global Opportunities Fund – Institutional (GPGIX)	12.25%	17.81%	7.52%	13.74%	15.38%	1.38%	1.38%
Russell Global Small Cap Index(d)	13.33%	18.32%	5.82%	9.49%	10.78%
Russell Global Index(e)	12.40%	16.06%	5.99%	9.81%	11.08%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods greater than 1 year are annualized.

(a)	Fund inception date of October 17, 2011.
(b)	Ratios as of the Prospectus dated August 31, 2016 and may differ from the ratios presented in the Financial Highlights.
(c)
Grandeur Peak Global Advisors, LLC (the “Adviser”) has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.75% and 1.50% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2017. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne the Expense Agreement to the extent that a Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2017 except with the approval of the Fund’s Board of Trustees.

(d)
The Russell Global Small Cap Index seeks to measure the performance of the small-cap segment of the global equity universe. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

(e)
The Russell Global Index seeks to measure the performance of the global equity universe. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

Annual Report | April 30, 2017	11

Grandeur Peak Global Opportunities Fund	Performance Update

April 30, 2017 (Unaudited)

Growth of $10,000 for the period ended April 30, 2017

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to  April 30, 2017. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions  or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

12	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Performance Update

April 30, 2017 (Unaudited)

Regional Allocation (as a % of Net Assets)*
North America	28.7%
Asia ex Japan	28.1%
Europe	27.4%
Japan	8.1%
Australia/New Zealand	2.9%
Africa/Middle East	2.4%
Latin America	2.2%
Cash, Cash Equivalents, & Other Net Assets	0.3%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Financials	27.9%
Industrials	20.5%
Technology	18.9%
Consumer	18.7%
Health Care	11.4%
Energy & Materials	2.3%
Cash, Cash Equivalents, & Other Net Assets	0.3%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Man Wah Holdings, Ltd.	2.5%
Clinigen Group PLC	2.1%
Power Integrations, Inc.	1.9%
First Republic Bank	1.7%
Palfinger AG	1.4%
FirstCash, Inc.	1.3%
Knight Transportation, Inc.	1.2%
MarketAxess Holdings, Inc.	1.1%
Yes Bank, Ltd.	1.1%
Skandiabanken ASA	1.0%
Total	15.3%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2017	13

Grandeur Peak Global Reach Fund	Performance Update

April 30, 2017 (Unaudited)

Cumulative Total Return Performance for the periods ended April 30, 2017
					Expense Ratio(b)
	6 Months	1 Year	3 Years	Since Inception(a)	Gross	Net(c)
Grandeur Peak Global Reach Fund – Investor (GPROX)	12.27%	18.11%	7.10%	11.79%	1.55%	1.55%
Grandeur Peak Global Reach Fund – Institutional (GPRIX)	12.43%	18.36%	7.38%	12.05%	1.30%	1.30%
Russell Global Small Cap Index(d)	13.33%	18.32%	5.82%	8.33%
Russell Global Index(e)	12.40%	16.06%	5.99%	8.77%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

 Subject to investment risks, including possible loss of the principal amount invested.

 Returns for periods greater than 1 year are annualized.

(a)	Fund inception date of June 19, 2013.
(b)	Ratios as of the Prospectus dated August 31, 2016 and may differ from the ratios presented in the Financial Highlights.
(c)
Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.60% and 1.35% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2017. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2017 except with the approval of the Fund’s Board of Trustees.

(d)
The Russell Global Small Cap Index seeks to measure the performance of the small-cap segment of the global equity universe. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

(e)
The Russell Global Index seeks to measure the performance of the global equity universe. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

14	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Performance Update

April 30, 2017 (Unaudited)

Growth of $10,000 for the period ended April 30, 2017

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to  April 30, 2017. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions  or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Annual Report | April 30, 2017	15

Grandeur Peak Global Reach Fund	Performance Update

April 30, 2017 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Asia ex Japan	30.6%
Europe	26.5%
North America	23.3%
Japan	6.1%
Africa/Middle East	4.6%
Australia/New Zealand	3.7%
Latin America	2.0%
Cash, Cash Equivalents, & Other Net Assets	3.2%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Financials	23.4%
Consumer	21.8%
Technology	18.5%
Industrials	17.8%
Health Care	11.3%
Energy & Materials	4.0%
Cash, Cash Equivalents, & Other Net Assets	3.2%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Man Wah Holdings, Ltd.	2.0%
Wix.com, Ltd.	1.4%
Skandiabanken ASA	1.2%
First Republic Bank	1.2%
CBL Corp., Ltd.	1.2%
Clinigen Group PLC	1.1%
China Medical System Holdings, Ltd.	1.0%
Metro Bank PLC	0.9%
Selamat Sempurna Tbk PT	0.8%
Inphi Corp.	0.8%
Total	11.6%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

16	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Performance Update

April 30, 2017 (Unaudited)
Cumulative Total Return Performance for the periods ended April 30, 2017

				Expense Ratio(b)
	6 Months	1 Year	Since Inception(a)	Gross	Net(c)
Grandeur Peak Global Stalwarts – Investor (GGSOX)	12.72%	17.70%	15.88%	2.09%	1.35%
Grandeur Peak Global Stalwarts – Institutional (GGSYX)	12.82%	18.01%(d)	16.19%	1.84%	1.10%
Russell Global SMID Cap Index(e)	12.35%	15.72%	13.29%
Russell Global Index(f)	12.40%	16.06%	13.39%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

 Returns for periods greater than 1 year are annualized.

(a)	Fund inception date of September 1, 2015.
(b)	Ratios as of the Prospectus dated August 31, 2016 and may differ from the ratios presented in the Financial Highlights.
(c)
Grandeur Peak Global Advisors, LLC (the “Adviser”) has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.35% and 1.10% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement is in effect through August 31, 2017. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through this agreement to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in this agreement or in previous agreements.  Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expenses was deferred. This agreement may not be terminated or modified prior to August 31, 2017 except with the approval of the Fund’s Board of Trustees.

(d)
Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

(e)
The Russell Global SMid Cap Index is designed to measure the performance of small- and mid-cap (SMid) securities and all capitalization securities respectively of issuers located in countries throughout the world representing developed and emerging markets.  The Index is not actively managed and does not reflect any deductions for fees, expenses, or taxes.  An investor may not invest directly in the Index.

(f)
The Russell Global Index seeks to measure the performance of the global equity universe.  The index is not actively managed and does not reflect any deductions for fees, expenses, or taxes.  An investor may not invest directly in the Index.

Annual Report | April 30, 2017	17

Grandeur Peak Global Stalwarts Fund	Performance Update

April 30, 2017 (Unaudited)

Growth of $10,000 for the period ended April 30, 2017

The graphs shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2017. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions  or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

18	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Performance Update

April 30, 2017 (Unaudited)

Regional Allocation (as a % of Net Assets)*
North America	36.8%
Europe	25.8%
Asia ex Japan	22.3%
Japan	8.5%
Latin America	2.8%
Africa/Middle East	1.4%
Australia/New Zealand	0.7%
Cash, Cash Equivalents, & Other Net Assets	1.7%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Financials	27.4%
Consumer	23.9%
Industrials	19.9%
Technology	17.5%
Health Care	6.8%
Energy & Materials	2.8%
Cash, Cash Equivalents, & Other Net Assets	1.7%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Nihon M&A Center, Inc.	2.7%
First Republic Bank	2.6%
Man Wah Holdings, Ltd.	2.3%
Stantec, Inc.	2.1%
Power Integrations, Inc.	1.8%
B&M European Value Retail SA	1.8%
Value Partners Group, Ltd.	1.6%
Ritchie Bros. Auctioneers, Inc.	1.6%
MEDNAX, Inc.	1.5%
Knight Transportation, Inc.	1.5%
Total	19.5%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2017	19

Grandeur Peak International Opportunities Fund	Performance Update

April 30, 2017 (Unaudited)

Cumulative Total Return Performance for the periods ended April 30, 2017

						Expense Ratio(b)
	6 Months	1 Year	3 Years	5 Years	Since Inception(a)	Gross	Net(c)
Grandeur Peak International Opportunities Fund – Investor (GPIOX)	11.03%	17.50%	5.99%	13.06%	14.49%	1.63%	1.63%
Grandeur Peak International Opportunities Fund – Institutional (GPIIX)	11.50%	17.59%	6.25%	13.36%	14.76%	1.38%	1.38%
Russell Global ex‐U.S. Small Cap Index(d)	9.84%	13.36%	3.66%	7.30%	8.09%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods greater than 1 year are annualized.

(a)	Fund inception date of October 17, 2011.
(b)	Ratios as of the Prospectus dated August 31, 2016 and may differ from the ratios presented in the Financial Highlights.
(c)
Grandeur Peak Global Advisors, LLC (the “Adviser”) has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.75% and 1.50% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2017. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. Notwithstanding the foregoing, the Funds will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2017 except with the approval of the Fund’s Board of Trustees.

(d)
The Russell Global ex-U.S. Small Cap Index seeks to measure the performance of the small-cap segment of the global equity universe, excluding companies assigned to the United States. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

20	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Performance Update

April 30, 2017 (Unaudited)

Growth of $10,000 for the period ended April 30, 2017

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to  April 30, 2017. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions  or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Annual Report | April 30, 2017	21

Grandeur Peak International Opportunities Fund	Performance Update

April 30, 2017 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Asia ex Japan	35.6%
Europe	34.3%
Japan	11.0%
North America	6.8%
Australia/New Zealand	3.6%
Africa/Middle East	3.6%
Latin America	2.9%
Cash, Cash Equivalents, & Other Net Assets	2.2%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Financials	26.9%
Industrials	20.2%
Technology	18.8%
Consumer	17.5%
Health Care	11.0%
Energy & Materials	3.4%
Cash, Cash Equivalents, & Other Net Assets	2.2%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Man Wah Holdings, Ltd.	2.5%
Clinigen Group PLC	2.1%
FirstCash, Inc.	1.3%
China Medical System Holdings, Ltd.	1.2%
Palfinger AG	1.1%
Alkem Laboratories, Ltd.	1.1%
Skandiabanken ASA	1.1%
Silergy Corp.	1.1%
Irish Residential Properties PLC, REIT	1.1%
Sporton International, Inc.	1.1%
Total	13.7%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

22	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Performance Update

April 30, 2017 (Unaudited)

Cumulative Total Return Performance for the periods ended April 30, 2017

				Expense Ratio(b)
	6 Months	1 Year	Since Inception(a)	Gross	Net(c)
Grandeur Peak International Stalwarts – Investor	11.97%	18.68%	17.51%	1.45%	1.35%
Grandeur Peak International Stalwarts – Institutional	12.15%	18.96%	17.77%	1.20%	1.10%
Russell Global ex‐U.S. SMID Cap Index(d)	10.55%	13.15%	12.68%
Russell Global ex‐U.S. Small Cap Index(e)	9.84%	13.36%	13.02%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods greater than 1 year are annualized.s

(a)	Fund inception date of September 1, 2015.
(b)	Ratios as of the Prospectus dated August 31, 2016 and may differ from the ratios presented in the Financial Highlights.
(c)
Grandeur Peak Global Advisors, LLC (the “Adviser”) has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.35% and 1.10% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement is in effect through August 31, 2017. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through this agreement to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in this agreement or in previous agreements. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expenses was deferred. This agreement may not be terminated or modified prior to August 31, 2017 except with the approval of the Fund’s Board of Trustees.

(d)
The Russell Global ex-US SMid Cap Index is constructed to provide a comprehensive and unbiased barometer for the small- and mid-cap (SMid) segments excluding companies assigned to the United States. The Russell Global ex-US SMid Cap Index is reconstituted annually to accurately reflect the changes in the market over time. The Index is not actively managed and does not reflect any deductions for fees, expenses, or taxes.  An investor may not invest directly in the Index.

(e)
The Russell Global ex-U.S. Small Cap Index is designed to measure the performance of small capitalization securities outside of the U.S. The Index is not actively managed and does not reflect any deductions for fees, expenses, or taxes.  An investor may not invest directly in the Index.

Annual Report | April 30, 2017	23

Grandeur Peak International Stalwarts Fund	Performance Update

April 30, 2017 (Unaudited)

Growth of $10,000 for the period ended April 30, 2017

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to  April 30, 2017. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions  or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

24	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Performance Update

April 30, 2017 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	37.3%
Asia ex Japan	30.1%
North America	13.7%
Japan	10.4%
Latin America	3.9%
Africa/Middle East	2.2%
Australia/New Zealand	1.1%
Cash, Cash Equivalents, & Other Net Assets	1.3%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Financials	27.3%
Consumer	25.4%
Industrials	21.5%
Technology	16.1%
Health Care	6.3%
Energy & Materials	2.1%
Cash, Cash Equivalents, & Other Net Assets	1.3%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Nihon M&A Center, Inc.	2.9%
Man Wah Holdings, Ltd.	2.9%
Stantec, Inc.	2.7%
Brembo SpA	2.3%
B&M European Value Retail SA	2.2%
Aalberts Industries NV	2.1%
Value Partners Group, Ltd.	2.1%
Ritchie Bros. Auctioneers, Inc.	2.1%
Yes Bank, Ltd.	1.8%
Alten SA	1.8%
Total	22.9%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2017	25

Grandeur Peak Funds®	Disclosure of Fund Expenses

April 30, 2017 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b‐1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six‐month period of May 1, 2016 through of April 30, 2017.

Actual Expenses The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Disclosure of Fund Expenses

April 30, 2017 (Unaudited)

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expense Ratio(a)	Expenses Paid During period November 1, 2016 - April 30, 2017(b)
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class
Actual	$1,000.00	$1,071.70	1.77%	$9.09
Hypothetical (5% return before expenses)	$1,000.00	$1,016.02	1.77%	$8.85
Institutional Class
Actual	$1,000.00	$1,073.10	1.56%	$8.02
Hypothetical (5% return before expenses)	$1,000.00	$1,017.06	1.56%	$7.80
Grandeur Peak Global Micro Cap Fund
Institutional Class
Actual	$1,000.00	$1,096.30	2.02%	$10.50
Hypothetical (5% return before expenses)	$1,000.00	$1,014.78	2.02%	$10.09
Grandeur Peak Global Opportunities Fund
Investor Class
Actual	$1,000.00	$1,118.80	1.57%	$8.25
Hypothetical (5% return before expenses)	$1,000.00	$1,017.01	1.57%	$7.85
Institutional Class
Actual	$1,000.00	$1,122.50	1.33%	$7.00
Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	1.33%	$6.66
Grandeur Peak Global Reach Fund
Investor Class
Actual	$1,000.00	$1,122.70	1.52%	$8.00
Hypothetical (5% return before expenses)	$1,000.00	$1,017.26	1.52%	$7.60
Institutional Class
Actual	$1,000.00	$1,124.30	1.28%	$6.74
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	1.28%	$6.41
Grandeur Peak Global Stalwarts Fund
Investor Class
Actual	$1,000.00	$1,127.20	1.35%	$7.12
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	1.35%	$6.76
Institutional Class
Actual	$1,000.00	$1,127.40	1.10%	$5.80
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	1.10%	$5.51
Grandeur Peak International Opportunities Fund
Investor Class
Actual	$1,000.00	$1,110.30	1.56%	$8.16
Hypothetical (5% return before expenses)	$1,000.00	$1,017.06	1.56%	$7.80
Institutional Class
Actual	$1,000.00	$1,115.00	1.32%	$6.92
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	1.32%	$6.61
Grandeur Peak International Stalwarts Fund
Investor Class
Actual	$1,000.00	$1,119.70	1.23%	$6.46
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	1.23%	$6.16
Institutional Class
Actual	$1,000.00	$1,121.50	1.00%	$5.26
Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	1.00%	$5.01

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.
(b)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 181/365 (to reflect the half-year period).

Annual Report | April 30, 2017	27

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments

April 30, 2017

	Shares	Value (Note 2)
COMMON STOCKS (94.52%)
Argentina (0.72%)
Globant SA(a)	78,737	$2,983,345

Bangladesh (0.68%)
Olympic Industries, Ltd.	272,639	883,529
Square Pharmaceuticals, Ltd.	577,442	1,966,583
		2,850,112

Brazil (1.93%)
FPC Par Corretora de
Seguros SA	546,000	3,235,696
Raia Drogasil SA	123,300	2,610,858

Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	306,000	2,189,398
		8,035,952

Chile (0.31%)
Forus SA	325,019	1,305,131

China (12.59%)
51job, Inc., ADR(a)	50,125	2,054,624
BBI Life Sciences Corp.(b)	9,968,500	2,332,457
BrightKing Holdings, Ltd.	556,721	1,378,379
China Lesso Group Holdings, Ltd.	2,155,000	1,717,716
China Medical System Holdings, Ltd.	5,441,000	9,401,356
CSPC Pharmaceutical Group, Ltd.	2,500,000	3,471,173
Ctrip.com International, Ltd., ADR(a)	31,900	1,611,269
Essex Bio‐technology, Ltd.	4,521,000	2,487,659
Lida Holdings, Ltd.(a)	446,000	1,507,805
Man Wah Holdings, Ltd.	13,183,600	10,932,167
O2Micro International, Ltd., ADR(a)	462,244	1,146,365
On‐Bright Electronics, Inc.	514,080	3,237,387
Shanghai Haohai Biological Technology Co., Ltd., Class H(b)(c)	455,800	2,513,878
Silergy Corp.	349,422	6,323,437
Xiabuxiabu Catering Management China Holdings Co., Ltd.(b)(c)	2,780,500	2,366,429
		52,482,101

Colombia (2.12%)
Amerisur Resources PLC(a)	1,466,700	460,670
Bolsa de Valores de Colombia	249,678,088	2,036,803
	Shares	Value (Note 2)
Colombia (continued)
Gran Tierra Energy, Inc.(a)	1,124,500	$2,833,740
Parex Resources, Inc.(a)	284,131	3,528,091
		8,859,304

Egypt (0.23%)
Integrated Diagnostics
Holdings PLC(b)(c)	320,300	964,103

Eqypt (0.74%)
Commercial International Bank Egypt SAE	270,355	1,106,883
Juhayna Food Industries(a)	3,911,275	1,982,724
		3,089,607

Georgia (2.98%)
BGEO Group PLC	196,212	9,148,822
Georgia Healthcare Group PLC(a)(b)(c)	319,225	1,467,785
TBC Bank Group PLC(a)	86,400	1,818,462
		12,435,069

Greece (0.68%)
Sarantis SA	223,934	2,819,847

Hong Kong (3.32%)
International Housewares Retail Co., Ltd.	9,629,000	2,178,745
Samsonite International SA	462,000	1,784,839
TK Group Holdings, Ltd.	3,147,000	1,051,920
Value Partners Group, Ltd.	7,522,800	6,963,451
Vitasoy International Holdings, Ltd.	940,900	1,860,425
		13,839,380

India (17.87%)
Advanced Enzyme Technologies, Ltd.(a)(b)	15,500	497,504
AIA Engineering, Ltd.	43,250	1,013,178
Alkem Laboratories, Ltd.	176,037	5,394,673
Bajaj Finance, Ltd.	172,000	3,412,193
The Byke Hospitality, Ltd.	981,000	3,262,629
City Union Bank, Ltd.	1,286,500	3,295,744
Control Print, Ltd.	299,000	1,280,267
Cyient, Ltd.	461,095	3,925,364
Dilip Buildcon, Ltd.(a)(b)(c)	486,165	3,192,985
Eros International Media, Ltd.(a)	310,000	1,042,570
Essel Propack, Ltd.	502,000	2,003,162
Hinduja Global Solutions, Ltd.	161,184	1,388,342
Indiabulls Housing Finance, Ltd.	214,500	3,390,887

See Notes to Financial Statements.

28	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments

April 30, 2017

	Shares	Value (Note 2)
India (continued)
Infinite Computer Solutions India, Ltd.(a)	404,789	$1,420,505
Inox Wind, Ltd.(a)	589,500	1,799,290
Kellton Tech Solutions, Ltd.(a)	481,753	882,927
Kovai Medical Center and Hospital	75,083	1,418,092
KPIT Technologies, Ltd.	650,858	1,299,085
Kwality, Ltd.	985,200	2,314,830
L&T Technology Services, Ltd.(b)(c)	134,500	1,606,243
Max Financial Services, Ltd.	214,500	2,187,013
MBL Infrastructures, Ltd.	773,000	495,667
MT Educare, Ltd.	260,523	326,413
Poly Medicure, Ltd.	183,444	792,034
Somany Ceramics, Ltd.	132,000	1,514,112
Time Technoplast, Ltd.	3,723,524	6,578,245
Vaibhav Global, Ltd.(a)	251,319	1,839,282
Vakrangee, Ltd.	444,000	2,361,489
Vesuvius India, Ltd.	111,827	2,142,322
WNS Holdings, Ltd., ADR(a)	160,186	5,129,156
Yes Bank, Ltd.	288,000	7,298,492
		74,504,695

Indonesia (6.36%)
Arwana Citramulia Tbk PT	41,381,200	1,692,006
Astra Graphia Tbk PT	8,442,500	1,200,280
Bank Rakyat Indonesia Persero Tbk PT	3,203,600	3,100,491
Bekasi Fajar Industrial Estate Tbk PT	56,350,600	1,251,390
Delfi, Ltd.	866,400	1,420,074
Hexindo Adiperkasa Tbk PT	2,024,100	668,170
Indonesia Pondasi Raya Tbk PT	15,760,000	1,477,980
Link Net Tbk PT	6,266,000	2,538,555
Lippo Cikarang Tbk PT(a)	3,005,000	1,010,008
Panin Sekuritas Tbk PT	7,155,500	1,884,298
Sarana Menara Nusantara PT(a)	4,542,000	1,322,152
Selamat Sempurna Tbk PT	42,617,900	3,900,806
Surya Toto Indonesia Tbk PT	19,795,000	662,358
Tempo Scan Pacific Tbk PT	17,950,700	2,787,752
Ultrajaya Milk Industry & Trading Co. Tbk PT(a)	5,042,900	1,589,030
		26,505,350

Jordan (0.36%)
Hikma Pharmaceuticals PLC	60,400	1,515,318

Kenya (0.50%)
Safaricom, Ltd.	11,093,200	2,069,226
	Shares	Value (Note 2)
Malaysia (2.55%)
7‐Eleven Malaysia Holdings Bhd, Class B	1,999,200	$736,862
AEON Credit Service M Bhd	745,000	2,804,262
Berjaya Food Bhd	2,088,084	836,965
CB Industrial Product Holding Bhd	3,838,800	1,821,684
My EG Services Bhd	5,499,900	2,698,638
Scicom MSC Bhd	3,146,500	1,739,599
		10,638,010

Mexico (1.82%)
Banregio Grupo Financiero SAB de CV	455,000	2,627,243
Credito Real SAB de CV SOFOM ER	2,211,471	3,101,304
Unifin Financiera SAB de CV SOFOM ENR	704,700	1,866,822
		7,595,369

Oman (0.64%)
Tethys Oil AB	348,523	2,685,547

Pakistan (2.85%)
Abbott Laboratories Pakistan, Ltd.	132,850	1,213,107
Akzo Nobel Pakistan, Ltd.	512,300	1,298,906
Bank Al Habib, Ltd.	1,609,000	822,663
Bata Pakistan, Ltd.	11,160	433,171
DG Khan Cement Co., Ltd.	263,500	601,179
Kohinoor Textile Mills, Ltd.	1,345,451	1,451,348
Meezan Bank, Ltd.	2,272,000	1,735,096
Pak Elektron, Ltd.	2,219,500	2,444,194
Systems, Ltd.	2,181,500	1,890,057
		11,889,721

Peru (0.74%)
Credicorp, Ltd.	20,175	3,100,091

Philippines (5.99%)
Concepcion Industrial Corp.	3,390,660	5,025,085
Holcim Philippines, Inc.	3,694,500	1,138,703
Metro Retail Stores Group, Inc.	25,992,000	1,898,745
Pepsi‐Cola Products Philippines, Inc.	25,930,000	1,920,164
Puregold Price Club, Inc.	3,546,100	2,959,519
Robinsons Land Corp.	5,108,600	2,622,548
Robinsons Retail Holdings, Inc.	1,675,000	2,661,763
Security Bank Corp.	1,580,600	6,744,400
		24,970,927

See Notes to Financial Statements.

Annual Report | April 30, 2017	29

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments

April 30, 2017

	Shares	Value (Note 2)
Poland (1.38%)
LiveChat Software SA	135,800	$1,951,652
Medicalgorithmics SA	12,700	965,465
PGS Software SA	269,667	999,642
Wawel SA	3,914	1,109,868
Work Service SA(a)	290,745	724,014
		5,750,641

Russia (0.61%)
MD Medical Group
Investments PLC,
GDR(b)	117,400	1,220,960
Moscow Exchange MICEX‐ RTS PJSC	659,160	1,332,128
		2,553,088

South Africa (4.69%)
ARB Holdings, Ltd.	1,134,108	550,771
Blue Label Telecoms, Ltd.	1,657,523	2,101,090
Cartrack Holdings, Ltd.	2,379,000	2,082,821
Clicks Group, Ltd.	145,100	1,457,433
Comair, Ltd.	1,474,566	550,600
EOH Holdings, Ltd.	372,124	3,938,785
Interwaste Holdings, Ltd.(a)	15,918,682	1,024,418
Invicta Holdings, Ltd.	278,182	1,138,644
Italtile, Ltd.	1,502,579	1,511,152
OneLogix Group, Ltd.	2,142,622	482,596
Super Group, Ltd.(a)	389,780	1,072,469
Transaction Capital, Ltd.	3,304,845	3,625,407
		19,536,186

South Korea (5.97%)
Daebongls Co., Ltd.	97,200	1,106,196
Daewon Pharmaceutical Co., Ltd.	59,222	1,137,183
Hy‐Lok Corp.	157,743	3,105,232
Interpark Holdings Corp.	265,500	1,252,953
ISC Co., Ltd.	191,999	3,425,239
i‐SENS, Inc.	75,500	1,957,334
Koh Young Technology, Inc.	32,744	1,545,261
Kolao Holdings	181,000	1,064,144
LG Household & Health
Care, Ltd.	2,900	2,207,048
Loen Entertainment, Inc.	34,500	2,665,041
Mando Corp.	10,500	2,122,331
Vitzrocell Co., Ltd.(d)	370,641	3,306,095
		24,894,057

Sri Lanka (1.98%)
Hatton National Bank PLC	1,016,059	1,532,417
Hemas Holdings PLC	3,255,526	2,519,030
Royal Ceramics Lanka PLC	3,593,775	2,992,849
	Shares	Value (Note 2)
Sri Lanka (continued)
Sampath Bank PLC	692,069	$1,233,471
		8,277,767

Switzerland (0.36%)
Wizz Air Holdings PLC(a)(b)(c)	64,800	1,481,347

Taiwan (8.03%)
ASPEED Technology, Inc.	116,929	2,271,068
Cub Elecparts, Inc.	182,073	1,906,966
Dr. Wu Skincare Co., Ltd.	382,000	2,646,183
I Yuan Precision Ind. Co., Ltd.	381,000	1,603,759
Materials Analysis Technology, Inc.	650,000	2,240,562
Novatek Microelectronics Corp.	361,000	1,387,955
Sinmag Equipment Corp.	1,039,133	4,787,362
Sitronix Technology Corp.	1,406,000	4,222,054
Solidwizard Technology Co., Ltd.	333,000	1,006,582
Sporton International, Inc.	1,033,978	6,117,301
Test Research, Inc.	1,990,000	2,648,189
Topoint Technology Co., Ltd.	1,579,000	1,399,962
TSC Auto ID Technology Co., Ltd.	171,000	1,258,228
		33,496,171

Thailand (1.96%)
Ananda Development PCL	27,500,800	3,927,550
Premier Marketing PCL	4,566,900	1,201,468
Srisawad Power 1979 PCL	1,722,240	2,203,213
Thaire Life Assurance PCL	3,562,000	844,417
		8,176,648

Turkey (0.40%)
Anadolu Hayat Emeklilik AS	577,500	879,594
AvivaSA Emeklilik ve Hayat AS	140,700	777,981
		1,657,575

United Arab Emirates (0.35%)
Aramex PJSC	1,018,125	1,463,572

United States (1.16%)
FirstCash, Inc.	93,070	4,834,986

Vietnam (1.65%)
DHG Pharmaceutical JSC	79,810	508,825
FPT Corp.	377,250	770,473
Lix Detergent JSC	379,010	809,897
Nui Nho Stone JSC	359,200	1,254,006

See Notes to Financial Statements.

30	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments

April 30, 2017

	Shares	Value (Note 2)
United States (continued)
Vietnam Dairy Products JSC	541,136	$3,521,363
		6,864,564

TOTAL COMMON STOCKS (Cost $340,871,129)		394,124,807

TOTAL INVESTMENTS (94.52%) (Cost $340,871,129)		$394,124,807

Other Assets In Excess Of Liabilities (5.48%)		22,840,627

NET ASSETS (100.00%)		$416,965,434

(a)	Non-Income Producing Security.
(b)
Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.  The security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of April 30, 2017, the aggregate market value of those securities was $17,643,690, representing 4.23% of net assets.

(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2017, these securities had a total aggregate market value of $13,592,770 representing 3.26% of net assets.

(d)	Fair valued security under the procedures approved by the Fund's Board of Trustees.

For Fund compliance purposes, the Fund's geographical classifications  refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

Annual Report | April 30, 2017	31

Grandeur Peak Global Micro Cap Fund	Portfolio of Investments

April 30, 2017

	Shares	Value (Note 2)
COMMON STOCKS (97.60%)
Australia (4.63%)
Beacon Lighting Group, Ltd.	79,100	$106,614
Blue Sky Alternative Investments, Ltd.	45,500	272,563
CTI Logistics, Ltd.	158,141	85,259
Fiducian Group, Ltd.	39,615	124,588
Greencross, Ltd.	46,500	236,771
Lycopodium, Ltd.	109,426	263,841
Medical Developments International, Ltd.	15,057	55,810
Mitula Group, Ltd.(a)	275,952	190,102
Monash IVF Group, Ltd.	79,900	119,060
National Storage REIT	154,000	171,820
Reject Shop, Ltd.	21,835	69,488
		1,695,916

Brazil (0.72%)
FPC Par Corretora de
Seguros SA	44,700	264,900

Britain (9.54%)
AB Dynamics PLC	25,374	192,585
Arrow Global Group PLC	45,919	217,825
Bioventix PLC	7,799	180,560
City of London Investment Group PLC	18,777	90,835
Clinigen Group PLC	18,900	214,194
dotdigital group PLC	187,400	162,623
IDOX PLC	92,000	84,900
LoopUp Group PLC(a)	17,000	34,018
Morses Club PLC	64,438	111,002
Motorpoint Group PLC(b)	36,651	77,258
On the Beach Group PLC(b)(c)	51,200	222,484
Oxford Immunotec Global PLC(a)	25,394	390,814
Premier Asset Management Group PLC	114,000	208,929
Premier Technical Services Group PLC	178,100	268,737
River & Mercantile Group PLC	61,300	219,728
S&U PLC	3,000	79,888
Sanne Group PLC	45,337	382,564
Softcat PLC	46,500	248,135
Tracsis PLC	19,300	106,864
		3,493,943

Canada (1.73%)
Biosyent, Inc.(a)	41,993	239,336
Cipher Pharmaceuticals, Inc.(a)	55,300	180,275
DIRTT Environmental Solutions(a)	24,500	118,816
	Shares	Value (Note 2)
Canada (continued)
Sandvine Corp.	41,200	$95,979
		634,406

China (3.83%)
BBI Life Sciences Corp.(b)	1,555,000	363,843
BrightKing Holdings, Ltd.	60,332	149,375
Essex Bio‐technology, Ltd.	220,000	121,054
O2Micro International, Ltd., ADR(a)	92,225	228,718
On‐Bright Electronics, Inc.	48,600	306,055
Xiabuxiabu Catering Management China Holdings Co., Ltd.(b)(c)	274,500	233,622
		1,402,667

Colombia (1.48%)
Amerisur Resources PLC(a)	771,600	242,349
Bolsa de Valores de Colombia	20,370,422	166,176
Gran Tierra Energy, Inc.(a)	52,375	131,985
		540,510

France (2.81%)
Esker SA	4,200	217,224
Infotel SA	3,700	177,338
Medicrea International(a)	16,100	99,264
MGI Digital Graphic Technology(a)	2,000	91,414
Neurones	4,800	130,716
Tessi SA	850	135,367
Thermador Groupe	714	71,857
Wavestone	1,157	103,977
		1,027,157

Georgia (1.22%)
Georgia Healthcare Group PLC(a)(b)(c)	40,300	185,298
TBC Bank Group PLC(a)	12,500	263,088
		448,386

Germany (1.26%)
Nexus AG	6,200	149,256
publity AG(a)	6,900	313,048
		462,304

Greece (0.92%)
Sarantis SA	26,700	336,215

Greenland (0.37%)
GronlandsBANKEN A/S	1,552	136,375

See Notes to Financial Statements.

32	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Micro Cap Fund	Portfolio of Investments

April 30, 2017

	Shares	Value (Note 2)
Hong Kong (1.40%)
International Housewares Retail Co., Ltd.	1,210,000	$273,786
TK Group Holdings, Ltd.	718,000	239,999
		513,785

India (9.65%)
The Byke Hospitality, Ltd.	196,779	654,452
City Union Bank, Ltd.	117,500	301,010
Cyient, Ltd.	23,640	201,251
Eros International Media, Ltd.(a)	30,500	102,575
Essel Propack, Ltd.	31,522	125,784
Igarashi Motors India, Ltd.	18,000	226,826
Kellton Tech Solutions, Ltd.(a)	49,232	90,229
Kovai Medical Center and Hospital	21,967	414,890
KPIT Technologies, Ltd.	36,000	71,854
Kwality, Ltd.	41,500	97,509
MBL Infrastructures, Ltd.	54,500	34,947
Mold‐Tek Packaging, Ltd.	30,926	132,444
MT Educare, Ltd.	30,000	37,587
Persistent Systems, Ltd.	10,500	95,598
Poly Medicure, Ltd.	25,146	108,570
Somany Ceramics, Ltd.	13,033	149,496
Tata Investment Corp., Ltd.(a)	2,045	21,385
Time Technoplast, Ltd.	278,015	491,161
Vaibhav Global, Ltd.(a)	1,792	13,115
Vesuvius India, Ltd.	8,570	164,180
		3,534,863

Indonesia (4.02%)
Arwana Citramulia Tbk PT	7,920,100	323,839
Astra Graphia Tbk PT	1,179,700	167,719
Bekasi Fajar Industrial Estate Tbk PT	2,910,700	64,639
BFI Finance Indonesia Tbk PT	746,000	296,631
Hexindo Adiperkasa Tbk PT	634,500	209,453
Lippo Cikarang Tbk PT(a)	102,300	34,384
Panin Sekuritas Tbk PT	272,700	71,812
Selamat Sempurna Tbk PT	2,450,400	224,285
Surya Toto Indonesia Tbk PT	2,358,300	78,911
		1,471,673

Ireland (1.07%)
Irish Residential Properties PLC, REIT	275,700	393,419

Italy (0.45%)
Banca Sistema SpA(b)(c)	60,510	164,784
	Shares	Value (Note 2)
Japan (11.05%)
AIT Corp.	18,900	$172,936
Amiyaki Tei Co., Ltd.	6,100	228,733
Anest Iwata Corp.	13,900	122,198
Anshin Guarantor Service Co., Ltd.	11,700	64,128
ARCLAND SERVICE Co., Ltd.	4,000	110,339
Central Automotive Products, Ltd.	16,500	170,957
Encourage Technologies Co., Ltd.	4,000	68,428
Future Corp.	22,700	176,142
GCA Corp.	25,400	205,296
Hard Off Corp. Co., Ltd.	44,400	422,591
Interworks, Inc.	10,900	107,264
M&A Capital Partners Co., Ltd.(a)	14,200	638,188
Monogatari Corp.	1,300	58,426
Naigai Trans Line, Ltd.	10,800	108,509
Prestige International, Inc.	44,000	395,102
Quick Co., Ltd.	15,300	171,838
Synchro Food Co., Ltd.(a)	1,300	14,356
Syuppin Co., Ltd.	43,700	675,836
Trancom Co., Ltd.	2,700	135,636
		4,046,903

Malaysia (1.14%)
AEON Credit Service M Bhd	52,800	198,745
Berjaya Food Bhd	201,300	80,687
Scicom MSC Bhd	251,600	139,102
		418,534

Mexico (0.41%)
Credito Real SAB de CV SOFOM ER	107,930	151,358

Netherlands (0.26%)
Shop Apotheke Europe NV(a)(c)	3,100	95,581

New Zealand (2.59%)
CBL Corp., Ltd.	159,993	382,282
Restaurant Brands New Zealand, Ltd.	54,264	198,211
Trilogy International, Ltd.	204,522	369,318
		949,811

Norway (2.99%)
Medistim ASA	25,862	222,896
Multiconsult ASA(b)(c)	19,400	208,438
Nordic Semiconductor ASA(a)	29,100	116,590

See Notes to Financial Statements.

Annual Report | April 30, 2017	33

Grandeur Peak Global Micro Cap Fund	Portfolio of Investments

April 30, 2017

	Shares	Value (Note 2)
Norway (continued)
Skandiabanken ASA(a)(b)(c)	61,100	$546,171
		1,094,095

Oman (0.36%)
Tethys Oil AB	16,900	130,223

Pakistan (0.44%)
Kohinoor Textile Mills, Ltd.	150,000	161,806

Philippines (1.38%)
Concepcion Industrial Corp.	165,900	245,870
Metro Retail Stores Group, Inc.	1,105,000	80,722
Pepsi‐Cola Products Philippines, Inc.	1,166,000	86,344
Pryce Corp.(a)	831,000	91,474
		504,410

Poland (1.06%)
LiveChat Software SA	13,800	198,327
PGS Software SA	51,047	189,229
		387,556

Singapore (0.82%)
CSE Global, Ltd.	171,600	63,867
Riverstone Holdings, Ltd.	372,800	236,144
		300,011

South Africa (0.96%)
ARB Holdings, Ltd.	400,143	194,326
Cartrack Holdings, Ltd.	178,400	156,190
		350,516

South Korea (2.19%)
Daebongls Co., Ltd.	11,100	126,325
Daewon Pharmaceutical Co., Ltd.	3,450	66,247
Hy‐Lok Corp.	10,550	207,681
ISC Co., Ltd.	12,447	222,053
Koh Young Technology, Inc.	2,010	94,856
Vitzrocell Co., Ltd.(d)	9,317	83,107
		800,269

Sri Lanka (1.02%)
Royal Ceramics Lanka PLC	267,000	222,354
Sampath Bank PLC	84,605	150,791
		373,145

Sweden (3.55%)
Bufab Holding AB	10,821	129,806
HIQ International AB	26,600	181,692
Moberg Pharma AB(a)	20,900	121,521
	Shares	Value (Note 2)
Sweden (continued)
Odd Molly International AB	37,826	$203,708
Polygiene AB(a)	84,518	129,774
SwedenCare AB(a)	43,800	122,143
TF Bank AB(a)(b)	11,400	121,950
Vitec Software Group AB, Class B	35,500	287,574
		1,298,168

Taiwan (5.78%)
ASPEED Technology, Inc.	10,000	194,226
Dr. Wu Skincare Co., Ltd.	56,100	388,615
I Yuan Precision Ind. Co., Ltd.	29,000	122,071
Materials Analysis Technology, Inc.	48,045	165,612
Sinmag Equipment Corp.	34,000	156,640
Sitronix Technology Corp.	66,000	198,190
Solidwizard Technology Co., Ltd.	36,000	108,820
Sporton International, Inc.	24,239	143,405
Tehmag Foods Corp.	23,000	188,293
TSC Auto ID Technology Co., Ltd.	27,000	198,668
TTFB Co., Ltd.	24,000	182,957
Tung Thih Electronic Co., Ltd.	10,000	68,609
		2,116,106

Thailand (1.60%)
Ananda Development PCL	4,112,000	587,259

United States (13.30%)
Aratana Therapeutics, Inc.(a)	16,775	104,005
Bank of Marin Bancorp	2,975	187,871
BG Staffing, Inc.	15,025	234,390
BioDelivery Sciences International, Inc.(a)	42,375	77,334
Diamond Hill Investment Group, Inc.	800	161,720
Entellus Medical, Inc.(a)	13,159	187,121
ePlus, Inc.(a)	2,164	154,185
Escalade, Inc.	9,392	125,383
First of Long Island Corp.	10,100	274,720
GBGI, Ltd.(a)	192,500	354,043
Hennessy Advisors, Inc.	5,826	99,100
Hingham Institution for Savings	2,715	487,315
Inphi Corp.(a)	3,600	149,112
K2M Group Holdings, Inc.(a)	5,450	120,718
Kinsale Capital Group, Inc.	5,450	197,072
LeMaitre Vascular, Inc.	8,225	244,694
LGI Homes, Inc.(a)	3,600	114,588
Malibu Boats, Inc., Class A(a)	4,686	107,966

See Notes to Financial Statements.

34	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Micro Cap Fund	Portfolio of Investments

April 30, 2017

	Shares	Value (Note 2)
United States (continued)
NV5 Global, Inc.(a)	4,350	$168,345
Reis, Inc.	4,375	82,250
Seacoast Commerce Banc Holdings	15,325	281,137
Sportsman's Warehouse Holdings, Inc.(a)	40,985	167,629
STAAR Surgical Co.(a)	15,175	157,820
Transcat, Inc.(a)	15,166	185,025
Trecora Resources(a)	13,258	146,501
TriMas Corp.(a)	5,900	135,405
Veracyte, Inc.(a)	19,333	163,751
		4,869,200

Vietnam (1.60%)
DHG Pharmaceutical JSC	40,000	255,018
Lix Detergent JSC	78,680	168,129
Traphaco JSC	29,500	160,837
		583,984

TOTAL COMMON STOCKS (Cost $30,316,892)		35,740,238

TOTAL INVESTMENTS (97.60%) (Cost $30,316,892)		$35,740,238

Other Assets In Excess Of Liabilities (2.40%)		879,407

NET ASSETS (100.00%)		$36,619,645

(a)	Non-Income Producing Security.
(b)
Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.  The security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of April 30, 2017, the aggregate market value of those securities was $2,123,848, representing 5.80% of net assets.

(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2017, these securities had a total aggregate market value of $1,656,378 representing 4.52% of net assets.

(d)	Fair valued security under the procedures approved by the Fund's Board of Trustees.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

Annual Report | April 30, 2017	35

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

April 30, 2017

	Shares	Value (Note 2)
COMMON STOCKS (99.71%)
Argentina (0.59%)
Globant SA(a)	109,450	$4,147,060

Australia (1.68%)
Blue Sky Alternative Investments, Ltd.	291,700	1,747,401
CTI Logistics, Ltd.	1,458,977	786,587
Greencross, Ltd.	544,716	2,773,608
Magellan Financial Group, Ltd.	205,364	3,626,053
National Storage REIT	1,561,490	1,742,174
Reject Shop, Ltd.	346,971	1,104,201
		11,780,024

Austria (1.42%)
Palfinger AG	243,083	9,926,991

Belgium (0.87%)
Melexis NV	73,093	6,091,744

Brazil (0.57%)
FPC Par Corretora de Seguros SA	440,200	2,608,705
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	190,100	1,360,146
		3,968,851

Britain (10.53%)
Abcam PLC	213,853	2,373,741
Alliance Pharma PLC	631,130	388,284
Arrow Global Group PLC	851,517	4,039,319
Ascential PLC	664,100	3,034,584
B&M European Value Retail SA	635,600	2,774,284
Clinigen Group PLC	1,278,776	14,492,378
Close Brothers Group PLC	87,500	1,917,545
Diploma PLC	175,800	2,525,152
EMIS Group PLC	371,617	4,519,582
Intertek Group PLC	52,700	2,775,333
Metro Bank PLC(a)	75,800	3,464,639
Motorpoint Group PLC(b)	747,358	1,575,386
On the Beach Group PLC(b)(c)	608,300	2,643,306
Oxford Immunotec Global PLC(a)	246,554	3,794,466
River & Mercantile Group PLC	477,200	1,710,508
RPS Group PLC	1,508,839	4,968,680
Sanne Group PLC	618,914	5,222,541
Secure Trust Bank PLC	100,316	3,132,597
Ted Baker PLC	30,857	1,117,050
	Shares	Value (Note 2)
Britain (continued)
Ultra Electronics Holdings PLC	130,550	$3,537,331
WS Atkins PLC	130,400	3,626,159
		73,632,865

Canada (2.47%)
Biosyent, Inc.(a)	238,700	1,360,453
Cipher Pharmaceuticals, Inc.(a)	704,800	2,297,615
DIRTT Environmental Solutions(a)	177,900	862,751
Richelieu Hardware, Ltd.	197,365	4,392,476
Spartan Energy Corp.(a)	1,021,000	1,705,344
Stantec, Inc.	259,512	6,659,613
		17,278,252

China (6.65%)
BBI Life Sciences Corp.(b)	12,969,000	3,034,523
China Medical System Holdings, Ltd.	3,077,000	5,316,665
CSPC Pharmaceutical Group, Ltd.	2,960,000	4,109,869
Man Wah Holdings, Ltd.	21,337,800	17,693,831
O2Micro International, Ltd., ADR(a)	868,986	2,155,085
On‐Bright Electronics, Inc.	761,080	4,792,854
Silergy Corp.	353,852	6,403,606
Xiabuxiabu Catering Management China Holdings Co., Ltd.(b)(c)	3,551,000	3,022,186
		46,528,619

Colombia (0.85%)
Amerisur Resources PLC(a)	3,109,700	976,714
Gran Tierra Energy, Inc.(a)	775,950	1,955,394
Parex Resources, Inc.(a)	244,100	3,031,021
		5,963,129

Egypt (0.06%)
Integrated Diagnostics Holdings PLC(b)(c)	131,600	396,116

France (1.67%)
Alten SA	17,853	1,512,998
Bureau Veritas SA	81,100	1,878,598
Esker SA	30,047	1,554,030
Infotel SA	20,320	973,922
Medicrea International(a)	150,185	925,957
Neurones	39,608	1,078,625
Tessi SA	8,710	1,387,117
Thermador Groupe	13,432	1,351,803

See Notes to Financial Statements.

36	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

April 30, 2017

	Shares	Value (Note 2)
France (continued)
Wavestone	11,021	$990,427
		11,653,477

Georgia (1.14%)
BGEO Group PLC	123,000	5,735,150
TBC Bank Group PLC(a)	105,500	2,220,460
		7,955,610

Germany (3.42%)
Aroundtown Property Holdings PLC	734,200	3,814,876
GRENKE AG	4,400	876,625
Nexus AG	129,290	3,112,467
Norma Group SE	76,768	4,118,453
PATRIZIA Immobilien AG(a)	170,194	3,357,456
publity AG(a)	83,400	3,783,804
Softing AG	83,442	963,470
Wirecard AG	65,685	3,878,763
		23,905,914

Hong Kong (1.93%)
International Housewares Retail Co., Ltd.	12,296,000	2,782,204
Samsonite International SA	834,000	3,221,982
Value Partners Group, Ltd.	5,650,000	5,229,901
Vitasoy International Holdings, Ltd.	1,135,483	2,245,171
		13,479,258

India (8.38%)
AIA Engineering, Ltd.	38,400	899,562
Alkem Laboratories, Ltd.	220,631	6,761,261
Bajaj Finance, Ltd.	294,750	5,847,349
The Byke Hospitality, Ltd.	869,500	2,891,800
City Union Bank, Ltd.	1,302,267	3,336,136
Cyient, Ltd.	413,616	3,521,169
Essel Propack, Ltd.	186,695	744,981
Hinduja Global Solutions, Ltd.	212,100	1,826,902
Indiabulls Housing Finance, Ltd.	361,500	5,714,712
Kellton Tech Solutions, Ltd.(a)	457,767	838,967
Kovai Medical Center and Hospital	24,501	462,750
KPIT Technologies, Ltd.	645,850	1,289,090
MBL Infrastructures, Ltd.	470,500	301,696
MT Educare, Ltd.	325,189	407,434
Persistent Systems, Ltd.	127,700	1,162,659
Poly Medicure, Ltd.	89,274	385,448
Tata Investment Corp., Ltd.(a)	52,597	550,008
Time Technoplast, Ltd.	1,804,205	3,187,438
	Shares	Value (Note 2)
India (continued)
Vaibhav Global, Ltd.(a)	158,363	$1,158,982
Vakrangee, Ltd.	633,000	3,366,718
Vesuvius India, Ltd.	53,365	1,022,338
WNS Holdings, Ltd., ADR(a)	169,400	5,424,188
Yes Bank, Ltd.	295,500	7,488,557
		58,590,145

Indonesia (2.66%)
Arwana Citramulia Tbk PT	59,516,800	2,433,540
Astra Graphia Tbk PT	8,201,900	1,166,074
Bank Rakyat Indonesia Persero Tbk PT	2,251,000	2,178,550
Delfi, Ltd.	1,572,400	2,577,244
Panin Sekuritas Tbk PT	4,960,800	1,306,355
Selamat Sempurna Tbk PT	59,713,000	5,465,516
Tempo Scan Pacific Tbk PT	15,553,000	2,415,388
Ultrajaya Milk Industry & Trading Co. Tbk PT(a)	3,254,500	1,025,501
		18,568,168

Ireland (0.32%)
Irish Residential Properties PLC, REIT	1,553,046	2,216,171

Israel (0.72%)
Wix.com, Ltd.(a)	61,450	5,066,553

Italy (0.41%)
Brembo SpA	36,540	2,871,789

Japan (8.06%)
AIT Corp.	327,500	2,996,636
Amiyaki Tei Co., Ltd.	66,300	2,486,064
Anest Iwata Corp.	241,000	2,118,681
ARCLAND SERVICE Co., Ltd.	72,200	1,991,613
Century Tokyo Leasing Corp.	42,100	1,450,227
CMIC Holdings Co., Ltd.	9,220	119,101
CyberAgent, Inc.	90,800	2,818,282
eGuarantee, Inc.	63,500	1,388,199
Future Corp.	266,900	2,071,034
GCA Corp.	389,000	3,144,104
Hard Off Corp. Co., Ltd.	264,700	2,519,369
Japan Lifeline Co. Ltd.	99,400	1,994,688
M&A Capital Partners Co., Ltd.(a)	90,800	4,080,807
Macromill, Inc.(a)	96,100	1,684,498
MISUMI Group, Inc.	136,600	2,586,792
Monogatari Corp.	28,200	1,267,387
Naigai Trans Line, Ltd.	55,300	555,605
Nihon M&A Center, Inc.	125,500	4,289,347
Prestige International, Inc.	555,800	4,990,857
SK Kaken Co., Ltd.	16,000	1,521,417
Suruga Bank, Ltd.	67,500	1,410,249

See Notes to Financial Statements.

Annual Report | April 30, 2017	37

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

April 30, 2017

	Shares	Value (Note 2)
Japan (continued)
Synchro Food Co., Ltd.(a)	13,300	$146,870
Syuppin Co., Ltd.	197,500	3,054,407
Trancom Co., Ltd.	113,370	5,695,196
		56,381,430

Luxembourg (0.88%)
Grand City Properties SA	116,300	2,208,764
L’Occitane International SA	1,897,753	3,976,855
		6,185,619

Malaysia (0.75%)
AEON Credit Service M Bhd	559,480	2,105,944
My EG Services Bhd	6,426,600	3,153,342
		5,259,286

Mexico (0.66%)
Banregio Grupo Financiero SAB de CV	383,034	2,211,700
Credito Real SAB de CV SOFOM ER	1,688,349	2,367,693
		4,579,393

Netherlands (0.52%)
Aalberts Industries NV	90,722	3,599,152

New Zealand (1.20%)
CBL Corp., Ltd.	1,107,672	2,646,637
Restaurant Brands New Zealand, Ltd.	1,021,020	3,729,494
Trilogy International, Ltd.	1,115,098	2,013,598
		8,389,729

Norway (1.90%)
Medistim ASA	152,700	1,316,073
Multiconsult ASA(b)(c)	113,000	1,214,099
Nordic Semiconductor ASA(a)	456,211	1,827,819
Norwegian Finans Holding ASA(a)	270,067	2,146,759
Skandiabanken ASA(a)(b)(c)	761,300	6,805,238
		13,309,988

Oman (0.24%)
Tethys Oil AB	218,000	1,679,801

Peru (0.23%)
Credicorp, Ltd.	10,625	1,632,637

Philippines (2.32%)
Concepcion Industrial Corp.	1,158,460	1,716,881
Metro Retail Stores Group, Inc.	15,321,000	1,119,216
	Shares	Value (Note 2)
Philippines (continued)
Pepsi‐Cola Products Philippines, Inc.	26,716,900	$1,978,436
Puregold Price Club, Inc.	5,230,000	4,364,875
Robinsons Retail Holdings, Inc.	1,096,000	1,741,667
Security Bank Corp.	1,244,640	5,310,863
		16,231,938

Poland (0.19%)
PGS Software SA	58,355	216,319
Wawel SA	3,856	1,093,421
		1,309,740

Singapore (0.53%)
CSE Global, Ltd.	3,525,250	1,312,049
Riverstone Holdings, Ltd.	3,729,200	2,362,196
		3,674,245

South Africa (1.17%)
Cartrack Holdings, Ltd.	3,982,200	3,486,427
Clicks Group, Ltd.	173,649	1,744,189
EOH Holdings, Ltd.	167,000	1,767,629
Italtile, Ltd.	1,177,166	1,183,882
		8,182,127

South Korea (1.88%)
Daewon Pharmaceutical Co., Ltd.	70,135	1,346,735
Hy‐Lok Corp.	242,907	4,781,718
ISC Co., Ltd.	151,308	2,699,316
Koh Young Technology, Inc.	39,781	1,877,353
Loen Entertainment, Inc.	31,500	2,433,298
		13,138,420

Sweden (2.76%)
AddTech AB, Class B	182,127	3,279,697
Beijer Alma AB	85,931	2,439,981
Bufab Holding AB	324,110	3,887,944
HIQ International AB	203,792	1,392,006
Indutrade AB	154,800	3,657,959
Moberg Pharma AB(a)	255,657	1,486,495
Nibe Industrier AB, Class B	352,000	3,119,687
		19,263,769

Switzerland (1.30%)
Luxoft Holding, Inc.(a)	44,200	2,724,930
VZ Holding AG	19,175	5,333,348
Wizz Air Holdings PLC(a)(b)(c)	43,700	998,995
		9,057,273

Taiwan (1.84%)
ASPEED Technology, Inc.	108,237	2,102,247
Cub Elecparts, Inc.	292,473	3,063,255

See Notes to Financial Statements.

38	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

April 30, 2017

	Shares	Value (Note 2)
Taiwan (continued)
Dr. Wu Skincare Co., Ltd.	139,500	$966,342
Sinmag Equipment Corp.	330,842	1,524,213
Sporton International, Inc.	725,990	4,295,158
TSC Auto ID Technology Co., Ltd.	125,000	919,757
		12,870,972

Thailand (0.71%)
Ananda Development PCL	23,099,000	3,298,903
Premier Marketing PCL	6,383,700	1,679,436
		4,978,339

United Arab Emirates (0.24%)
Aramex PJSC	1,162,100	1,670,539

United States (25.57%)
AmTrust Financial Services, Inc.	61,275	983,464
Aratana Therapeutics, Inc.(a)	196,550	1,218,610
Bank of the Ozarks, Inc.	56,275	2,671,374
BG Staffing, Inc.	52,149	813,524
BioDelivery Sciences International, Inc.(a)	543,200	991,340
BofI Holding, Inc.(a)	113,000	2,699,570
Diamond Hill Investment Group, Inc.	18,925	3,825,689
Dril‐Quip, Inc.(a)	26,450	1,363,497
Entellus Medical, Inc.(a)	128,291	1,824,298
EPAM Systems, Inc.(a)	75,850	5,840,450
ExlService Holdings, Inc.(a)	56,050	2,674,145
Fastenal Co.	99,200	4,432,256
First Republic Bank	130,600	12,075,276
FirstCash, Inc.	176,713	9,180,240
Genpact, Ltd.	89,025	2,173,991
Gentex Corp.	220,250	4,548,162
Hibbett Sports, Inc.(a)	57,750	1,501,500
Hingham Institution for Savings	17,900	3,212,871
Home BancShares, Inc.	173,800	4,423,210
IDEX Corp.	36,450	3,818,502
Inphi Corp.(a)	123,600	5,119,512
Kinsale Capital Group, Inc.	51,325	1,855,912
Knight Transportation, Inc.	236,620	8,116,066
LeMaitre Vascular, Inc.	104,033	3,094,982
LGI Homes, Inc.(a)	80,351	2,557,572
Littelfuse, Inc.	13,950	2,150,393
LKQ Corp.(a)	55,850	1,744,754
Malibu Boats, Inc., Class A(a)	75,925	1,749,312
MarketAxess Holdings, Inc.	39,900	7,681,548
MEDNAX, Inc.(a)	88,375	5,334,315
Microchip Technology, Inc.	60,045	4,538,201
MSC Industrial Direct Co., Inc., Class A	55,725	4,989,059
	Shares	Value (Note 2)
United States (continued)
MuleSoft, Inc., Class A(a)	23,500	$541,440
NV5 Global, Inc.(a)	57,800	2,236,860
Paycom Software, Inc.(a)	61,800	3,723,450
Power Integrations, Inc.	198,500	13,091,075
PRA Group, Inc.(a)	149,525	4,814,705
Signature Bank(a)	27,400	3,793,530
Silicon Laboratories, Inc.(a)	75,140	5,346,211
Spirit Airlines, Inc.(a)	55,075	3,154,145
Sportsman’s Warehouse Holdings, Inc.(a)	776,200	3,174,658
Sprouts Farmers Market, Inc.(a)	175,350	3,912,059
STAAR Surgical Co.(a)	255,420	2,656,368
SVB Financial Group(a)	18,775	3,303,274
TriMas Corp.(a)	145,225	3,332,914
Universal Logistics Holdings, Inc.	274,107	3,823,793
Veracyte, Inc.(a)	147,402	1,248,495
Virtusa Corp.(a)	47,425	1,469,227
		178,825,799

Vietnam (0.42%)
DHG Pharmaceutical JSC	99,020	631,297
Vietnam Dairy Products JSC	358,800	2,334,838
		2,966,135

TOTAL COMMON STOCKS (Cost $530,323,879)		697,207,067

TOTAL INVESTMENTS (99.71%) (Cost $530,323,879)		$697,207,067

Other Assets In Excess Of Liabilities (0.29%)		2,022,210

NET ASSETS (100.00%)		$699,229,277

(a)	Non-Income Producing Security.
(b)
Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of April 30, 2017, the aggregate market value of those securities was $19,689,849, representing 2.81% of net assets.

(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2017, these securities had a total aggregate market value of $15,079,940 representing 2.16% of net assets.

See Notes to Financial Statements.

Annual Report | April 30, 2017	39

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

April 30, 2017

For Fund compliance purposes, the Fund’s geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

40	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments

April 30, 2017

	Shares	Value (Note 2)
COMMON STOCKS (96.61%)
Argentina (0.48%)
Globant SA(a)	41,163	$1,559,666

Australia (1.40%)
Beacon Lighting Group, Ltd.	477,900	644,133
Blue Sky Alternative Investments, Ltd.	108,000	646,963
CTI Logistics, Ltd.	323,146	174,220
Greencross, Ltd.	196,400	1,000,038
Mitula Group, Ltd.(a)	984,973	678,544
Monash IVF Group, Ltd.	206,100	307,112
National Storage REIT	420,789	469,480
Reject Shop, Ltd.	204,953	652,243
		4,572,733

Austria (0.48%)
Palfinger AG	38,148	1,557,883

Bangladesh (0.10%)
Square Pharmaceuticals, Ltd.	96,918	330,072

Belgium (0.29%)
Melexis NV	11,185	932,184

Brazil (0.16%)
FPC Par Corretora de Seguros SA	53,600	317,643
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	30,100	215,363
		533,006

Britain (9.72%)
AB Dynamics PLC	103,406	784,839
Abcam PLC	66,289	735,799
Arrow Global Group PLC	235,351	1,116,428
Ascential PLC	414,900	1,895,873
B&M European Value Retail SA	241,600	1,054,542
Bioventix PLC	15,800	365,797
Burford Capital, Ltd.	51,500	520,282
Clinigen Group PLC	327,730	3,714,167
Close Brothers Group PLC	45,319	993,157
Diploma PLC	68,800	988,228
dotdigital group PLC	1,335,656	1,159,062
EMIS Group PLC	53,596	651,831
Exova Group PLC	128,000	395,399
Horizon Discovery Group PLC(a)	155,300	416,369
IDOX PLC	550,000	507,557
Intertek Group PLC	17,900	942,665
	Shares	Value (Note 2)
Britain (continued)
Metro Bank PLC(a)	65,000	$2,970,997
Morses Club PLC	428,000	737,280
Motorpoint Group PLC(b)	172,653	363,942
On the Beach Group PLC(b)(c)	327,200	1,421,815
Oxford Immunotec Global PLC(a)	68,850	1,059,601
Premier Technical Services Group PLC	609,600	919,831
Purplebricks Group PLC(a)	154,100	589,291
River & Mercantile Group PLC	84,200	301,812
RPS Group PLC	147,899	487,038
S&U PLC	18,000	479,328
Sanne Group PLC	292,973	2,472,175
Secure Trust Bank PLC	24,000	749,455
Softcat PLC	169,365	903,770
Topps Tiles PLC	430,895	579,024
Ultra Electronics Holdings PLC	29,650	803,385
WANdisco PLC(a)	100,245	631,010
		31,711,749

Canada (2.33%)
Biosyent, Inc.(a)	113,100	644,605
Birchcliff Energy, Ltd.	93,200	478,614
Cipher Pharmaceuticals, Inc.(a)	205,100	668,617
DIRTT Environmental Solutions(a)	234,400	1,136,755
Equitable Group, Inc.	7,000	187,121
Ritchie Bros. Auctioneers, Inc.	31,950	1,046,682
Sandvine Corp.	182,900	426,081
Spartan Energy Corp.(a)	480,300	802,230
Stantec, Inc.	54,120	1,388,831
TFI International, Inc.	37,196	809,835
		7,589,371

China (6.63%)
BBI Life Sciences Corp.(b)	6,405,500	1,498,777
BrightKing Holdings, Ltd.	295,312	731,159
China Medical System Holdings, Ltd.	1,860,000	3,213,843
CSPC Pharmaceutical Group, Ltd.	1,004,000	1,394,023
Essex Bio‐technology, Ltd.	1,321,000	726,874
Lida Holdings, Ltd.(a)	220,000	743,761
Man Wah Holdings, Ltd.	7,861,800	6,519,199
O2Micro International, Ltd., ADR(a)	292,039	724,257
On‐Bright Electronics, Inc.	206,400	1,299,791

See Notes to Financial Statements.

Annual Report | April 30, 2017	41

Grandeur Peak Global Reach Fund	Portfolio of Investments

April 30, 2017

	Shares	Value (Note 2)
China (continued)
Shanghai Haohai Biological Technology Co., Ltd., Class H(b)(c)	171,700	$946,978
Silergy Corp.	124,925	2,260,749
Xiabuxiabu Catering Management China Holdings Co., Ltd.(b)(c)	1,831,000	1,558,328
		21,617,739

Colombia (1.03%)
Amerisur Resources PLC(a)	3,286,500	1,032,244
Gran Tierra Energy, Inc.(a)	386,195	973,212
Parex Resources, Inc.(a)	108,361	1,345,532
		3,350,988

Egypt (0.19%)
Integrated Diagnostics Holdings PLC(b)(c)	201,400	606,214

Eqypt (0.21%)
Commercial International Bank Egypt SAE	164,610	673,943

Finland (0.49%)
Ferratum OYJ(b)	33,400	714,919
Metso OYJ	24,600	882,418
		1,597,337

France (1.52%)
Alten SA	10,400	881,374
Esker SA	24,409	1,262,433
Infotel SA	19,060	913,531
Medicrea International(a)	86,569	533,736
Neurones	17,282	470,632
Thermador Groupe	4,167	419,369
Wavestone	5,269	473,511
		4,954,586

Georgia (1.10%)
BGEO Group PLC	33,200	1,548,024
Georgia Healthcare Group PLC(a)(b)(c)	124,748	573,587
TBC Bank Group PLC(a)	69,300	1,458,558
		3,580,169

Germany (2.99%)
Aroundtown Property Holdings PLC	144,177	749,138
CANCOM SE	11,400	674,547
GRENKE AG	8,600	1,713,404
Nexus AG	42,185	1,015,542
Norma Group SE	42,460	2,277,896
PATRIZIA Immobilien AG(a)	38,731	764,055
	Shares	Value (Note 2)
Germany (continued)
publity AG(a)	15,300	$694,151
Wirecard AG	31,496	1,859,870
		9,748,603

Greece (0.46%)
Sarantis SA	119,670	1,506,922

Hong Kong (1.97%)
International Housewares Retail Co., Ltd.	8,915,000	2,017,189
Samsonite International SA	361,800	1,397,737
TK Group Holdings, Ltd.	2,093,000	699,608
Value Partners Group, Ltd.	696,000	644,250
Vitasoy International Holdings, Ltd.	847,000	1,674,759
		6,433,543

India (7.57%)
Advanced Enzyme Technologies, Ltd.(a)(b)	15,000	481,455
AIA Engineering, Ltd.	27,000	632,504
Alkem Laboratories, Ltd.	33,482	1,026,060
Avenue Supermarts, Ltd.(a)(b)(c)	876	10,029
Bajaj Finance, Ltd.	71,500	1,418,441
The Byke Hospitality, Ltd.	756,500	2,515,983
City Union Bank, Ltd.	275,400	705,517
Control Print, Ltd.	146,500	627,288
Cyient, Ltd.	181,100	1,541,729
Essel Propack, Ltd.	212,042	846,124
Hinduja Global Solutions, Ltd.	68,789	592,507
Igarashi Motors India, Ltd.	70,087	883,196
Indiabulls Housing Finance, Ltd.	21,000	331,975
Inox Wind, Ltd.(a)	194,698	594,263
Kellton Tech Solutions, Ltd.(a)	222,481	407,749
Kovai Medical Center and Hospital	18,322	346,047
Kwality, Ltd.	180,814	424,841
L&T Technology Services, Ltd.(b)(c)	78,000	931,502
MBL Infrastructures, Ltd.	329,406	211,223
Mold‐Tek Packaging, Ltd.	61,473	263,265
MT Educare, Ltd.	224,917	281,802
Persistent Systems, Ltd.	25,132	228,817
Poly Medicure, Ltd.	190,208	821,238
Somany Ceramics, Ltd.	104,500	1,198,672
Time Technoplast, Ltd.	673,285	1,189,474
Vaibhav Global, Ltd.(a)	102,142	747,528
Vakrangee, Ltd.	116,000	616,966
Vesuvius India, Ltd.	34,043	652,178

See Notes to Financial Statements.

42	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments

April 30, 2017

	Shares	Value (Note 2)
India (continued)
WNS Holdings, Ltd., ADR(a)	77,225	$2,472,745
Yes Bank, Ltd.	67,000	1,697,913
		24,699,031

Indonesia (2.63%)
Astra Graphia Tbk PT	1,942,500	276,168
Bank Rakyat Indonesia Persero Tbk PT	345,000	333,896
Delfi, Ltd.	1,017,500	1,667,734
Hexindo Adiperkasa Tbk PT	1,406,900	464,428
Indonesia Pondasi Raya Tbk PT	4,594,000	430,827
Panin Sekuritas Tbk PT	2,165,000	570,121
Sarana Menara Nusantara PT	1,302,500	379,151
Selamat Sempurna Tbk PT	29,693,300	2,717,820
Surya Toto Indonesia Tbk PT	12,250,000	409,896
Tempo Scan Pacific Tbk PT	5,739,800	891,394
Ultrajaya Milk Industry & Trading Co. Tbk PT(a)	1,368,700	431,281
		8,572,716

Ireland (0.42%)
Irish Residential Properties PLC, REIT	962,077	1,372,868

Israel (1.96%)
IDI Insurance Co., Ltd.	6,162	328,363
Kornit Digital, Ltd.(a)	74,385	1,495,138
Wix.com, Ltd.(a)	55,650	4,588,343
		6,411,844

Italy (0.83%)
Banca Sistema SpA(b)(c)	134,028	364,992
Brembo SpA	21,750	1,709,398
Telit Communications PLC	133,100	640,864
		2,715,254

Japan (6.08%)
AIT Corp.	70,200	642,332
Amiyaki Tei Co., Ltd.	30,200	1,132,415
Anest Iwata Corp.	72,700	639,121
Anshin Guarantor Service Co., Ltd.	110,500	605,656
ARCLAND SERVICE Co., Ltd.	22,800	628,930
CMIC Holdings Co., Ltd.	10,900	140,803
CyberAgent, Inc.	17,000	527,652
Dip Corp.	14,800	327,001
Encourage Technologies Co., Ltd.	23,400	400,303
Future Corp.	77,800	603,696
Hard Off Corp. Co., Ltd.	213,000	2,027,298
Japan Lifeline Co. Ltd.	26,100	523,756
	Shares	Value (Note 2)
Japan (continued)
M&A Capital Partners Co., Ltd.(a)	31,100	$1,397,721
Macromill, Inc.(a)	24,600	431,203
MISUMI Group, Inc.	67,800	1,283,927
Nihon M&A Center, Inc.	65,200	2,228,410
Prestige International, Inc.	97,800	878,204
Quick Co., Ltd.	58,700	659,273
Sawai Pharmaceutical Co., Ltd.	16,600	906,876
SK Kaken Co., Ltd.	3,000	285,266
Synchro Food Co., Ltd.(a)	4,500	49,693
Syuppin Co., Ltd.	129,400	2,001,216
Trancom Co., Ltd.	9,300	467,190
Trust Tech, Inc.	42,000	732,057
Zenkoku Hosho Co., Ltd.	9,000	325,364
		19,845,363

Jordan (0.25%)
Hikma Pharmaceuticals PLC	33,100	830,414

Luxembourg (0.47%)
Grand City Properties SA	34,400	653,323
L’Occitane International SA	419,000	878,040
		1,531,363

Malaysia (0.61%)
AEON Credit Service M Bhd	161,600	608,280
Berjaya Food Bhd	1,084,300	434,619
CB Industrial Product Holding Bhd	876,633	416,002
Scicom MSC Bhd	934,000	516,379
		1,975,280

Mexico (0.44%)
Banregio Grupo Financiero SAB de CV	161,657	933,433
Unifin Financiera SAB de CV SOFOM ENR	195,650	518,297
		1,451,730

Netherlands (0.92%)
Aalberts Industries NV	61,382	2,435,166
Shop Apotheke Europe NV(a)(c)	18,700	576,571
		3,011,737

New Zealand (2.31%)
CBL Corp., Ltd.	1,590,836	3,801,094
Fisher & Paykel Healthcare Corp., Ltd.	46,872	324,076
Restaurant Brands New Zealand, Ltd.	367,658	1,342,949

See Notes to Financial Statements.

Annual Report | April 30, 2017	43

Grandeur Peak Global Reach Fund	Portfolio of Investments

April 30, 2017

	Shares	Value (Note 2)
New Zealand (continued)
Trilogy International, Ltd.	1,145,563	$2,068,611
		7,536,730

Norway (1.99%)
Medistim ASA	75,150	647,694
Multiconsult ASA(b)(c)	63,000	676,887
Nordic Semiconductor ASA(a)	139,000	556,907
Norwegian Finans Holding ASA(a)	69,100	549,275
Skandiabanken ASA(a)(b)(c)	454,100	4,059,186
		6,489,949

Oman (0.33%)
Tethys Oil AB	137,900	1,062,590

Pakistan (0.19%)
Akzo Nobel Pakistan, Ltd.	108,400	274,842
Meezan Bank, Ltd.	466,000	355,878
		630,720

Peru (0.17%)
Credicorp, Ltd.	3,700	568,542

Philippines (1.95%)
Concepcion Industrial Corp.	956,600	1,417,717
Holcim Philippines, Inc.	2,549,400	785,765
Metro Retail Stores Group, Inc.	7,129,000	520,782
Pepsi‐Cola Products Philippines, Inc.	13,782,100	1,020,590
Pryce Corp.(a)	3,000	330
Puregold Price Club, Inc.	860,700	718,327
Robinsons Land Corp.	616,300	316,383
Security Bank Corp.	369,700	1,577,505
		6,357,399

Poland (0.54%)
LiveChat Software SA	50,150	720,732
PGS Software SA	89,487	331,724
Wawel SA	2,541	720,535
		1,772,991

Russia (0.16%)
MD Medical Group Investments PLC, GDR(b)	14,755	153,452
TCS Group Holding PLC, GDR(b)	33,000	363,000
		516,452

Singapore (0.30%)
CSE Global, Ltd.	1,303,300	485,070
	Shares	Value (Note 2)
Singapore (continued)
Riverstone Holdings, Ltd.	765,800	$485,083
		970,153

South Africa (1.93%)
ARB Holdings, Ltd.	2,093,266	1,016,578
Blue Label Telecoms, Ltd.	564,502	715,567
Capitec Bank Holdings, Ltd.	4,800	273,890
Cartrack Holdings, Ltd.	1,471,000	1,287,865
Clicks Group, Ltd.	81,600	819,618
Clientele, Ltd.	255,417	314,403
EOH Holdings, Ltd.	58,000	613,907
Interwaste Holdings, Ltd.(a)	5,043,434	324,561
Italtile, Ltd.	921,472	926,730
		6,293,119

South Korea (2.44%)
Daebongls Co., Ltd.	28,400	323,209
Daewon Pharmaceutical Co., Ltd.	26,500	508,854
Hanssem Co., Ltd.	3,300	638,017
Hy‐Lok Corp.	46,840	922,064
Interpark Holdings Corp.	96,500	455,405
ISC Co., Ltd.	79,830	1,424,158
i‐SENS, Inc.	8,450	219,066
Koh Young Technology, Inc.	14,143	667,439
Loen Entertainment, Inc.	16,000	1,235,961
Mando Corp.	4,500	909,570
Vitzrocell Co., Ltd.(d)	73,780	658,113
		7,961,856

Spain (0.00%)(e)
Let’s GOWEX SA(a)(d)(f)	10,700	12

Sri Lanka (0.59%)
Hemas Holdings PLC	1,037,261	802,602
Royal Ceramics Lanka PLC	1,352,145	1,126,048
		1,928,650

Sweden (2.41%)
Avanza Bank Holding	7,200	289,063
Bufab Holding AB	74,698	896,059
Collector AB(a)	26,800	295,767
HIQ International AB	90,026	614,925
Hoist Finance AB(b)(c)	71,100	668,271
Indutrade AB	36,300	857,777
Moberg Pharma AB(a)	111,100	645,981
Polygiene AB(a)	216,595	332,572
Svenska Handelsbanken AB, Class A	21,600	306,540
Sweco AB, Class B	54,500	1,351,840
SwedenCare AB(a)	107,900	300,897
TF Bank AB(a)(b)	69,600	744,538

See Notes to Financial Statements.

44	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments

April 30, 2017

	Shares	Value (Note 2)
Sweden (continued)
Vitec Software Group AB, Class B	67,500	$546,795
		7,851,025

Switzerland (0.90%)
Luxoft Holding, Inc.(a)	21,100	1,300,815
VZ Holding AG	1,550	431,118
Wizz Air Holdings PLC(a)(b)(c)	53,400	1,220,740
		2,952,673

Taiwan (3.62%)
ASPEED Technology, Inc.	56,771	1,102,642
Bioteque Corp.	82,000	261,728
Cub Elecparts, Inc.	129,944	1,360,986
Dr. Wu Skincare Co., Ltd.	374,000	2,590,766
I Yuan Precision Ind. Co., Ltd.	132,000	555,633
Sinmag Equipment Corp.	169,371	780,304
Sitronix Technology Corp.	312,000	936,900
Sporton International, Inc.	274,346	1,623,107
Test Research, Inc.	488,440	649,990
TSC Auto ID Technology Co., Ltd.	57,600	423,824
TTFB Co., Ltd.	148,000	1,128,236
Tung Thih Electronic Co., Ltd.	59,000	404,793
		11,818,909

Thailand (0.73%)
Ananda Development PCL	6,517,100	930,745
Premier Marketing PCL	2,698,100	709,821
Srisawad Power 1979 PCL	570,960	730,413
		2,370,979

Turkey (0.19%)
Anadolu Hayat Emeklilik AS	213,300	324,879
AvivaSA Emeklilik ve Hayat AS	53,534	296,008
		620,887

United States (20.89%)
Acacia Communications, Inc.(a)	8,475	388,494
AmTrust Financial Services, Inc.	26,700	428,535
Aratana Therapeutics, Inc.(a)	98,525	610,855
Athene Holding, Ltd., Class A(a)	6,075	323,858
Axalta Coating Systems, Ltd.(a)	44,125	1,384,201
Bank of the Ozarks, Inc.	38,075	1,807,420
BG Staffing, Inc.	38,025	593,190
	Shares	Value (Note 2)
United States (continued)
BioDelivery Sciences International, Inc.(a)	363,775	$663,889
BofI Holding, Inc.(a)	33,000	788,370
Dril‐Quip, Inc.(a)	9,225	475,549
Edwards Lifesciences Corp.(a)	6,825	748,498
Entellus Medical, Inc.(a)	23,898	339,830
EPAM Systems, Inc.(a)	22,550	1,736,350
ePlus, Inc.(a)	15,042	1,071,742
Escalade, Inc.	71,167	950,079
Etsy, Inc.(a)	62,000	667,120
Evolent Health, Inc., Class A(a)	18,075	420,244
ExlService Holdings, Inc.(a)	17,325	826,576
Fastenal Co.	33,875	1,513,535
First of Long Island Corp.	23,775	646,680
First Republic Bank	42,350	3,915,681
FirstCash, Inc.	27,575	1,432,521
GBGI, Ltd.(a)	692,460	1,273,562
Genpact, Ltd.	23,575	575,702
Gentex Corp.	80,850	1,669,552
Hennessy Advisors, Inc.	6,403	108,915
Hingham Institution for Savings	9,250	1,660,282
Home BancShares, Inc.	37,950	965,827
Inphi Corp.(a)	64,275	2,662,270
K2M Group Holdings, Inc.(a)	21,800	482,870
Kinsale Capital Group, Inc.	65,975	2,385,656
Knight Transportation, Inc.	32,575	1,117,322
LeMaitre Vascular, Inc.	17,343	515,954
LGI Homes, Inc.(a)	21,650	689,119
Littelfuse, Inc.	4,800	739,920
MarketAxess Holdings, Inc.	8,655	1,666,261
MEDNAX, Inc.(a)	42,175	2,545,683
Microchip Technology, Inc.	14,250	1,077,015
MSC Industrial Direct Co., Inc., Class A	15,650	1,401,145
MuleSoft, Inc., Class A(a)	13,500	311,040
NV5 Global, Inc.(a)	22,650	876,555
NxStage Medical, Inc.(a)	27,250	814,503
Palo Alto Networks, Inc.(a)	4,175	452,612
Patrick Industries, Inc.(a)	7,625	541,756
Paycom Software, Inc.(a)	24,225	1,459,556
Power Integrations, Inc.	31,890	2,103,146
PRA Group, Inc.(a)	15,275	491,855
Proto Labs, Inc.(a)	27,950	1,621,100
Qualys, Inc.(a)	23,825	914,880
Seacoast Commerce Banc Holdings	44,700	820,022
ServisFirst Bancshares, Inc.	17,400	657,720
Signature Bank(a)	6,850	948,383
Silicon Laboratories, Inc.(a)	20,175	1,435,451
Spirit Airlines, Inc.(a)	20,325	1,164,013

See Notes to Financial Statements.

Annual Report | April 30, 2017	45

Grandeur Peak Global Reach Fund	Portfolio of Investments

April 30, 2017

	Shares	Value (Note 2)
United States (continued)
Sportsman’s Warehouse Holdings, Inc.(a)	219,350	$897,142
Sprouts Farmers Market, Inc.(a)	45,525	1,015,663
STAAR Surgical Co.(a)	44,536	463,174
SVB Financial Group(a)	9,275	1,631,844
Synaptics, Inc.(a)	11,825	647,655
Transcat, Inc.(a)	119,952	1,463,414
Trecora Resources(a)	43,561	481,349
TriMas Corp.(a)	63,025	1,446,424
Under Armour, Inc., Class A(a)	35,300	758,597
Veracyte, Inc.(a)	116,829	989,542
Virtusa Corp.(a)	15,725	487,161
		68,164,829

Vietnam (1.24%)
DHG Pharmaceutical JSC	101,666	648,166
Lix Detergent JSC	557,280	1,190,837
Nui Nho Stone JSC	99,930	348,867
Traphaco JSC	78,380	427,336
Vietnam Dairy Products JSC	222,291	1,446,526
		4,061,732

TOTAL COMMON STOCKS (Cost $258,558,376)		315,204,505

PREFERRED STOCKS (0.19%)
Brazil (0.19%)
Itau Unibanco Holding SA	50,410	623,206

TOTAL PREFERRED STOCKS (Cost $314,358)		623,206

TOTAL INVESTMENTS (96.80%) (Cost $258,872,734)		$315,827,711

Other Assets In Excess Of Liabilities (3.20%)		10,428,708

NET ASSETS (100.00%)		$326,256,419

(a)	Non-Income Producing Security.
(b)
Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of April 30, 2017, the aggregate market value of those securities was $17,358,612, representing 5.32% of net assets.

(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2017, these securities had a total aggregate market value of $13,615,100 representing 4.17% of net assets.

(d)	Fair valued security under the procedures approved by the Fund’s Board of Trustees.
(e)	Less than 0.005%.
(f)	Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

For Fund compliance purposes, the Fund’s geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

46	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Portfolio of Investments

April 30, 2017

	Shares	Value (Note 2)
COMMON STOCKS (97.19%)
Argentina (0.56%)
Globant SA(a)	16,000	$606,240

Australia (0.39%)
Magellan Financial Group, Ltd.	23,885	421,731

Belgium (0.74%)
Melexis NV	9,634	802,920

Brazil (0.54%)
Raia Drogasil SA	28,000	592,895

Britain (7.84%)
Abcam PLC	54,525	605,220
Ascential PLC	128,900	589,004
B&M European Value Retail SA	449,800	1,963,299
Close Brothers Group PLC	25,591	560,822
Diploma PLC	98,950	1,421,296
Intertek Group PLC	18,000	947,932
Metro Bank PLC(a)	18,600	850,162
Ted Baker PLC	14,427	522,270
Ultra Electronics Holdings PLC	40,175	1,088,566
		8,548,571

Canada (6.21%)
Birchcliff Energy, Ltd.	57,500	295,282
Crescent Point Energy Corp.	40,789	403,692
Gildan Activewear, Inc.	29,179	818,051
lululemon athletica, Inc.(a)	7,300	379,600
Ritchie Bros. Auctioneers, Inc.	52,950	1,734,642
Stantec, Inc.	89,157	2,287,952
TFI International, Inc.	39,026	849,678
		6,768,897

China (6.80%)
China Medical System Holdings, Ltd.	820,000	1,416,856
CSPC Pharmaceutical Group, Ltd.	485,000	673,407
Ctrip.com International, Ltd., ADR(a)	11,100	560,661
Man Wah Holdings, Ltd.	2,975,800	2,467,607
Silergy Corp.	72,000	1,302,973
Tencent Holdings, Ltd.	19,600	613,323
Yum China Holdings, Inc.(a)	11,025	376,173
		7,411,000

	Shares	Value (Note 2)
Colombia (0.61%)
Parex Resources, Inc.(a)	53,443	$663,609

Finland (0.54%)
Metso OYJ	16,286	584,190

France (1.98%)
Alten SA	15,343	1,300,282
BioMerieux	2,150	429,873
Bureau Veritas SA	18,600	430,850
		2,161,005

Georgia (0.78%)
BGEO Group PLC	18,200	848,616

Germany (4.66%)
Aroundtown Property Holdings PLC	114,654	595,738
CTS Eventim AG & Co. KGaA	9,700	373,674
GRENKE AG	5,700	1,135,628
Norma Group SE	23,190	1,244,098
PATRIZIA Immobilien AG(a)	42,286	834,186
Wirecard AG	15,250	900,527
		5,083,851

Hong Kong (3.73%)
Samsonite International SA	293,500	1,133,875
Value Partners Group, Ltd.	1,896,900	1,755,858
Vitasoy International Holdings, Ltd.	593,500	1,173,518
		4,063,251

India (4.94%)
AIA Engineering, Ltd.	21,743	509,353
Alkem Laboratories, Ltd.	27,024	828,153
Avenue Supermarts, Ltd.(a)(b)(c)	1,399	16,017
Bajaj Finance, Ltd.	34,700	688,390
Crisil, Ltd.	12,500	382,219
Indiabulls Housing Finance, Ltd.	42,200	667,112
WNS Holdings, Ltd., ADR(a)	31,075	995,021
Yes Bank, Ltd.	51,200	1,297,510
		5,383,775

Indonesia (0.69%)
Bank Rakyat Indonesia Persero Tbk PT	423,100	409,483
Delfi, Ltd.	212,600	348,462
		757,945

Israel (0.80%)
Wix.com, Ltd.(a)	10,575	871,909

See Notes to Financial Statements.

Annual Report | April 30, 2017	47

Grandeur Peak Global Stalwarts Fund	Portfolio of Investments

April 30, 2017

	Shares	Value (Note 2)
Italy (1.79%)
Brembo SpA	19,572	$1,538,222
DiaSorin SpA	5,473	410,168
		1,948,390

Japan (8.46%)
Century Tokyo Leasing Corp.	16,300	561,489
Create SD Holdings Co., Ltd.	27,800	652,886
CyberAgent, Inc.	19,200	595,936
Dip Corp.	37,100	819,711
Ezaki Glico Co. Ltd.	10,500	552,904
MISUMI Group, Inc.	74,700	1,414,593
MonotaRO Co., Ltd.	11,500	373,963
Nihon M&A Center, Inc.	85,200	2,911,971
Seria Co., Ltd.	17,800	798,385
Suruga Bank, Ltd.	26,100	545,296
		9,227,134

Jordan (0.37%)
Hikma Pharmaceuticals PLC	16,000	401,409

Luxembourg (1.23%)
Grand City Properties SA	42,600	809,057
L'Occitane International SA	254,400	533,111
		1,342,168

Mexico (0.58%)
Banregio Grupo Financiero SAB de CV	109,800	634,003

Netherlands (1.40%)
Aalberts Industries NV	38,548	1,529,288

New Zealand (0.35%)
Fisher & Paykel Healthcare Corp., Ltd.	55,577	384,263

Norway (0.36%)
Norwegian Finans Holding ASA(a)	49,600	394,270

Peru (0.50%)
Credicorp, Ltd.	3,525	541,651

Philippines (2.89%)
Puregold Price Club, Inc.	898,000	749,456
Robinsons Land Corp.	773,000	396,827
Robinsons Retail Holdings, Inc.	477,900	759,437
Security Bank Corp.	291,300	1,242,973
		3,148,693

	Shares	Value (Note 2)
Poland (0.35%)
AmRest Holdings SE(a)	4,000	$378,944

South Africa (0.65%)
EOH Holdings, Ltd.	66,650	705,464

South Korea (1.57%)
BGF Retail Co., Ltd.	3,500	336,805
LG Household & Health Care, Ltd.	850	646,893
Loen Entertainment, Inc.	4,401	339,967
Mando Corp.	1,950	394,147
		1,717,812

Sweden (1.74%)
Indutrade AB	40,325	952,889
Nibe Industrier AB, Class B	47,208	418,392
Sweco AB, Class B	21,400	530,814
		1,902,095

Switzerland (1.49%)
Luxoft Holding, Inc.(a)	8,775	540,979
VZ Holding AG	2,290	636,942
Wizz Air Holdings PLC(a)(b)(c)	19,500	445,776
		1,623,697

Taiwan (0.76%)
Largan Precision Co., Ltd.	5,000	831,096

Thailand (0.41%)
Srisawad Power 1979 PCL	346,320	443,037

United States (29.68%)
Amazon.com, Inc.(a)	950	878,740
AmTrust Financial Services, Inc.	14,400	231,120
Axalta Coating Systems, Ltd.(a)	24,875	780,329
Bank of the Ozarks, Inc.	12,000	569,640
BofI Holding, Inc.(a)	14,525	347,002
Carter's, Inc.	5,375	494,715
Dollar Tree, Inc.(a)	11,375	941,509
Dril‐Quip, Inc.(a)	6,150	317,032
Edwards Lifesciences Corp.(a)	6,025	660,762
EPAM Systems, Inc.(a)	15,975	1,230,075
Etsy, Inc.(a)	39,000	419,640
Fastenal Co.	18,300	817,644
First Republic Bank	30,850	2,852,391
FirstCash, Inc.	28,278	1,469,042
Genpact, Ltd.	21,025	513,431
Gentex Corp.	47,975	990,684
Home BancShares, Inc.	16,237	413,232
IDEX Corp.	5,525	578,799

See Notes to Financial Statements.

48	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Portfolio of Investments

April 30, 2017

	Shares	Value (Note 2)
United States (continued)
Inphi Corp.(a)	10,975	$454,584
Knight Transportation, Inc.	46,675	1,600,952
Littelfuse, Inc.	4,650	716,797
LKQ Corp.(a)	31,500	984,060
MarketAxess Holdings, Inc.	6,075	1,169,559
MEDNAX, Inc.(a)	27,425	1,655,373
Microchip Technology, Inc.	11,875	897,512
MSC Industrial Direct Co., Inc., Class A	7,550	675,951
MuleSoft, Inc., Class A(a)	9,350	215,424
Palo Alto Networks, Inc.(a)	3,700	401,117
Paycom Software, Inc.(a)	12,050	726,012
Power Integrations, Inc.	30,550	2,014,773
PRA Group, Inc.(a)	27,700	891,940
Proto Labs, Inc.(a)	14,625	848,250
SEI Investments Co.	9,000	456,390
Signature Bank(a)	5,050	699,173
Silicon Laboratories, Inc.(a)	10,850	771,978
Spirit Airlines, Inc.(a)	6,875	393,731
Sprouts Farmers Market, Inc.(a)	26,450	590,100
SVB Financial Group(a)	3,200	563,008
Tyler Technologies, Inc.(a)	3,025	494,860
Under Armour, Inc., Class A(a)	11,950	256,806
Virtusa Corp.(a)	11,958	370,459
		32,354,596

Vietnam (0.80%)
Vietnam Dairy Products JSC	134,924	877,998

TOTAL COMMON STOCKS (Cost $91,429,378)		105,956,413

PREFERRED STOCKS (1.09%)
Brazil (0.60%)
Itau Unibanco Holding SA	52,745	652,074

Germany (0.49%)
Fuchs Petrolub SE	10,500	541,630

TOTAL PREFERRED STOCKS (Cost $1,010,364)		1,193,704

TOTAL INVESTMENTS (98.28%) (Cost $92,439,742)		$107,150,117

Other Assets In Excess Of Liabilities(1.72%)		1,872,060

NET ASSETS (100.00%)		$109,022,177

(a)	Non-Income Producing Security.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2017, these securities had a total aggregate market value of $461,793 representing 0.42% of net assets.

(c)
Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.  The security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of April 30, 2017, the aggregate market value of those securities was $461,793, representing 0.43% of net assets.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

Annual Report | April 30, 2017	49

Grandeur Peak International Opportunities Fund	Portfolio of Investments

April 30, 2017

	Shares	Value (Note 2)
COMMON STOCKS (97.76%)
Argentina (0.59%)
Globant SA(a)	120,850	$4,579,007

Australia (2.28%)
Blue Sky Alternative Investments, Ltd.	446,139	2,672,552
CTI Logistics, Ltd.	1,533,161	826,583
Greencross, Ltd.	983,600	5,008,336
Magellan Financial Group, Ltd.	220,800	3,898,602
Medical Developments International, Ltd.	520,709	1,930,040
National Storage REIT	2,411,818	2,690,895
Reject Shop, Ltd.	222,431	707,865
		17,734,873

Austria (1.15%)
Palfinger AG	218,040	8,904,289

Belgium (0.80%)
Melexis NV	74,492	6,208,340

Brazil (0.99%)
FPC Par Corretora de Seguros SA	883,200	5,234,004
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	347,700	2,487,758
		7,721,762

Britain (11.95%)
Abcam PLC	294,566	3,269,645
Alliance Pharma PLC	3,193,134	1,964,481
Arrow Global Group PLC	1,445,501	6,856,984
Ascential PLC	1,043,100	4,766,413
B&M European Value Retail SA	998,100	4,356,534
Clinigen Group PLC	1,414,873	16,034,767
Close Brothers Group PLC	97,100	2,127,927
Diploma PLC	224,500	3,224,668
EMIS Group PLC	404,800	4,923,152
Exova Group PLC	587,400	1,814,510
Intertek Group PLC	82,800	4,360,485
Metro Bank PLC(a)	108,800	4,972,991
Motorpoint Group PLC(b)	850,495	1,792,792
On the Beach Group PLC(b)(c)	958,750	4,166,151
Oxford Immunotec Global PLC(a)	271,830	4,183,464
Purplebricks Group PLC(a)	932,200	3,564,808
River & Mercantile Group PLC	625,400	2,241,727
RPS Group PLC	1,169,811	3,852,244

	Shares	Value (Note 2)
Britain (continued)
Sanne Group PLC	697,166	$5,882,850
Secure Trust Bank PLC	112,792	3,522,189
Tracsis PLC	190,900	1,057,010
Ultra Electronics Holdings PLC	143,700	3,893,638
		92,829,430

Canada (3.52%)
Biosyent, Inc.(a)	374,000	2,131,585
Cipher Pharmaceuticals, Inc.(a)	887,400	2,892,883
DIRTT Environmental Solutions(a)	552,900	2,681,366
Richelieu Hardware, Ltd.	229,350	5,104,321
Sandvine Corp.	857,700	1,998,085
Spartan Energy Corp.(a)	1,126,200	1,881,056
Stantec, Inc.	291,710	7,485,881
TFI International, Inc.	145,200	3,161,308
		27,336,485

China (7.16%)
BBI Life Sciences Corp.(b)	14,481,500	3,388,422
BrightKing Holdings, Ltd.	530,291	1,312,941
China Medical System Holdings, Ltd.	5,319,000	9,190,556
CSPC Pharmaceutical Group, Ltd.	3,206,000	4,451,432
Man Wah Holdings, Ltd.	23,158,200	19,203,352
O2Micro International, Ltd., ADR(a)	950,233	2,356,578
On‐Bright Electronics, Inc.	636,000	4,005,170
Silergy Corp.	463,199	8,382,442
Xiabuxiabu Catering Management China Holdings Co., Ltd.(b)(c)	3,907,500	3,325,596
		55,616,489

Colombia (1.00%)
Gran Tierra Energy, Inc.(a)	1,178,037	2,968,653
Parex Resources, Inc.(a)	388,975	4,829,952
		7,798,605

Denmark (0.43%)
Ringkjoebing Landbobank A/S	13,763	3,321,704

Egypt (0.06%)
Integrated Diagnostics Holdings PLC(b)(c)	154,200	464,142

Finland (0.19%)
Ferratum OYJ(b)	69,000	1,476,928

See Notes to Financial Statements.

50	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Portfolio of Investments

April 30, 2017

	Shares	Value (Note 2)
France (2.97%)
Alten SA	51,300	$4,347,550
Bureau Veritas SA	124,800	2,890,864
Esker SA	97,543	5,044,922
Infotel SA	37,200	1,782,967
Medicrea International(a)	167,441	1,032,347
MGI Digital Graphic Technology(a)	40,813	1,865,441
Neurones	57,747	1,572,596
Tessi SA	12,400	1,974,771
Thermador Groupe	14,854	1,494,913
Wavestone	12,077	1,085,327
		23,091,698

Georgia (1.27%)
BGEO Group PLC	159,611	7,442,219
TBC Bank Group PLC(a)	113,800	2,395,150
		9,837,369

Germany (4.70%)
Aroundtown Property Holdings PLC	805,600	4,185,867
CANCOM SE	47,100	2,786,944
GRENKE AG	6,900	1,374,708
Nexus AG	278,516	6,704,865
Norma Group SE	93,303	5,005,523
PATRIZIA Immobilien AG(a)	169,904	3,351,735
publity AG(a)	115,200	5,226,550
Softing AG	89,920	1,038,269
Wirecard AG	115,711	6,832,847
		36,507,308

Hong Kong (2.30%)
International Housewares Retail Co., Ltd.	13,447,000	3,042,640
Samsonite International SA	1,151,200	4,447,416
Value Partners Group, Ltd.	7,372,000	6,823,864
Vitasoy International Holdings, Ltd.	1,797,338	3,553,846
		17,867,766

India (9.01%)
AIA Engineering, Ltd.	131,924	3,090,463
Alkem Laboratories, Ltd.	288,843	8,851,626
Bajaj Finance, Ltd.	297,260	5,897,143
The Byke Hospitality, Ltd.	959,500	3,191,124
City Union Bank, Ltd.	1,907,065	4,885,502
Cyient, Ltd.	453,767	3,862,980
Essel Propack, Ltd.	729,500	2,910,969
Hinduja Global Solutions, Ltd.	303,026	2,610,084
Indiabulls Housing Finance, Ltd.	399,500	6,315,429

	Shares	Value (Note 2)
India (continued)
Kellton Tech Solutions, Ltd.(a)	506,730	$928,703
KPIT Technologies, Ltd.	640,821	1,279,052
MBL Infrastructures, Ltd.	580,500	372,231
Time Technoplast, Ltd.	4,093,734	7,232,285
Vaibhav Global, Ltd.(a)	258,200	1,889,640
Vakrangee, Ltd.	921,000	4,898,494
WNS Holdings, Ltd., ADR(a)	194,875	6,239,897
Yes Bank, Ltd.	217,500	5,511,882
		69,967,504

Indonesia (3.45%)
Arwana Citramulia Tbk PT	75,956,500	3,105,731
Astra Graphia Tbk PT	10,792,000	1,534,312
Bekasi Fajar Industrial Estate Tbk PT	65,215,500	1,448,255
Delfi, Ltd.	1,445,600	2,369,412
Indonesia Pondasi Raya Tbk PT	19,353,900	1,815,018
Link Net Tbk PT	5,792,700	2,346,806
Lippo Cikarang Tbk PT(a)	2,189,000	735,743
Panin Sekuritas Tbk PT	8,494,000	2,236,773
Selamat Sempurna Tbk PT	69,686,300	6,378,369
Tempo Scan Pacific Tbk PT	19,383,500	3,010,267
Ultrajaya Milk Industry & Trading Co. Tbk PT(a)	5,739,500	1,808,530
		26,789,216

Ireland (1.08%)
Irish Residential Properties PLC, REIT	5,867,176	8,372,363

Israel (0.96%)
Sarine Technologies, Ltd.	1,358,600	1,867,024
Wix.com, Ltd.(a)	67,950	5,602,477
		7,469,501

Italy (0.84%)
Banca Sistema SpA(b)(c)	1,071,907	2,919,072
Brembo SpA	45,535	3,578,733
		6,497,805

Japan (11.00%)
AIT Corp.	465,700	4,261,171
Amiyaki Tei Co., Ltd.	75,600	2,834,788
Anest Iwata Corp.	329,000	2,892,308
Anshin Guarantor Service Co., Ltd.	375,000	2,055,393
ARCLAND SERVICE Co., Ltd.	66,700	1,839,897
Century Tokyo Leasing Corp.	104,500	3,599,731
CMIC Holdings Co., Ltd.	39,655	512,251
Create SD Holdings Co., Ltd.	111,500	2,618,587
CyberAgent, Inc.	184,200	5,717,264

See Notes to Financial Statements.

Annual Report | April 30, 2017	51

Grandeur Peak International Opportunities Fund	Portfolio of Investments

April 30, 2017

	Shares	Value (Note 2)
Japan (continued)
eGuarantee, Inc.	94,600	$2,068,089
Future Corp.	493,800	3,831,684
GCA Corp.	616,400	4,982,071
Hard Off Corp. Co., Ltd.	289,300	2,753,508
Japan Lifeline Co. Ltd.	110,500	2,217,434
M&A Capital Partners Co., Ltd.(a)	146,800	6,597,605
Macromill, Inc.(a)	106,200	1,861,537
MISUMI Group, Inc.	223,700	4,236,203
Monogatari Corp.	31,200	1,402,216
Nihon M&A Center, Inc.	136,000	4,648,217
Prestige International, Inc.	794,800	7,136,979
Quick Co., Ltd.	278,400	3,126,771
SK Kaken Co., Ltd.	21,000	1,996,860
Synchro Food Co., Ltd.(a)	14,000	154,600
Syuppin Co., Ltd.	253,600	3,922,013
Trancom Co., Ltd.	104,590	5,254,129
Trust Tech, Inc.	168,600	2,938,684
		85,459,990

Luxembourg (0.79%)
Grand City Properties SA	187,800	3,566,688
L'Occitane International SA	1,238,712	2,595,796
		6,162,484

Malaysia (1.77%)
7-Eleven Malaysia Holdings Bhd, Class B	3,575,000	1,317,669
AEON Credit Service M Bhd	745,040	2,804,412
Berjaya Food Bhd	2,056,016	824,112
CB Industrial Product Holding Bhd	3,120,200	1,480,675
My EG Services Bhd	10,721,400	5,260,673
Scicom MSC Bhd	3,754,500	2,075,743
		13,763,284

Mexico (1.11%)
Banregio Grupo Financiero SAB de CV	560,065	3,233,905
Credito Real SAB de CV SOFOM ER	3,841,140	5,386,706
		8,620,611

Netherlands (0.66%)
Aalberts Industries NV	128,397	5,093,806

New Zealand (1.35%)
CBL Corp., Ltd.	1,542,256	3,685,018
Restaurant Brands New Zealand, Ltd.	1,240,800	4,532,287
Trilogy International, Ltd.	1,257,385	2,270,534
		10,487,839
	Shares	Value (Note 2)
Norway (2.46%)
Medistim ASA	420,559	$3,624,664
Multiconsult ASA(b)(c)	147,000	1,579,403
Nordic Semiconductor ASA(a)	742,300	2,974,041
Norwegian Finans Holding ASA(a)	275,300	2,188,356
Skandiabanken ASA(a)(b)(c)	979,400	8,754,828
		19,121,292

Oman (0.49%)
Tethys Oil AB	496,508	3,825,847

Peru (0.33%)
Credicorp, Ltd.	16,850	2,589,171

Philippines (3.37%)
Concepcion Industrial Corp.	3,109,000	4,607,654
Holcim Philippines, Inc.	2,303,300	709,913
Metro Retail Stores Group, Inc.	26,829,000	1,959,889
Pepsi-Cola Products Philippines, Inc.	32,632,500	2,416,496
Puregold Price Club, Inc.	6,696,000	5,588,376
Robinsons Retail Holdings, Inc.	1,696,000	2,695,135
Security Bank Corp.	1,931,760	8,242,795
		26,220,258

Poland (0.03%)
PGS Software SA	52,400	194,244

Singapore (0.70%)
CSE Global, Ltd.	4,878,055	1,815,545
Riverstone Holdings, Ltd.	5,677,000	3,595,995
		5,411,540

South Africa (1.80%)
Blue Label Telecoms, Ltd.	1,526,900	1,935,511
Cartrack Holdings, Ltd.	4,359,900	3,817,105
EOH Holdings, Ltd.	349,156	3,695,678
Italtile, Ltd.	3,988,625	4,011,383
OneLogix Group, Ltd.	2,450,980	552,049
		14,011,726

South Korea (2.85%)
Daewon Pharmaceutical Co., Ltd.	77,325	1,484,798
Hy-Lok Corp.	286,501	5,639,883
ISC Co., Ltd.	286,949	5,119,136
Koh Young Technology, Inc.	44,883	2,118,127
Kolao Holdings	173,500	1,020,050
Loen Entertainment, Inc.	49,909	3,855,348

See Notes to Financial Statements.

52	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Portfolio of Investments

April 30, 2017

	Shares	Value (Note 2)
South Korea (continued)
Vitzrocell Co., Ltd.(d)	325,737	$2,905,555
		22,142,897

Sweden (3.41%)
AddTech AB, Class B	343,608	6,187,605
Bufab Holding AB	445,900	5,348,907
HIQ International AB	227,896	1,556,649
Hoist Finance AB(b)(c)	414,200	3,893,077
Indutrade AB	173,750	4,105,752
Moberg Pharma AB(a)	334,194	1,943,142
Odd Molly International AB	72,938	392,799
Opus Group AB	3,810,268	3,032,797
		26,460,728

Switzerland (1.23%)
Luxoft Holding, Inc.(a)	50,225	3,096,371
VZ Holding AG	23,280	6,475,116
		9,571,487

Taiwan (4.00%)
ASPEED Technology, Inc.	166,958	3,242,763
Cub Elecparts, Inc.	195,732	2,050,025
Dr. Wu Skincare Co., Ltd.	190,000	1,316,165
Materials Analysis Technology, Inc.	1,032,000	3,557,323
Novatek Microelectronics Corp.	479,000	1,841,636
Sinmag Equipment Corp.	952,810	4,389,665
Sitronix Technology Corp.	841,000	2,525,425
Sporton International, Inc.	1,410,650	8,345,796
Test Research, Inc.	2,114,252	2,813,537
TSC Auto ID Technology Co., Ltd.	138,000	1,015,412
		31,097,747

Thailand (0.77%)
Ananda Development PCL	26,514,800	3,786,733
Premier Marketing PCL	8,478,400	2,230,513
		6,017,246

United Arab Emirates (0.34%)
Aramex PJSC	1,855,000	2,666,594

United States (2.48%)
EPAM Systems, Inc.(a)	83,750	6,448,750
FirstCash, Inc.	196,248	10,195,083
GBGI, Ltd.(a)	1,426,215	2,623,074
		19,266,907
	Shares	Value (Note 2)
Vietnam (0.12%)
DHG Pharmaceutical JSC	146,000	$930,815

TOTAL COMMON STOCKS
(Cost $586,240,467)		759,509,097

TOTAL INVESTMENTS (97.76%)
(Cost $586,240,467)		$759,509,097

Other Assets In Excess Of Liabilities (2.24%)		17,398,260

NET ASSETS (100.00%)		$776,907,357

(a)	Non-Income Producing Security.
(b)
Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of April 30, 2017, the aggregate market value of those securities was $31,760,411, representing 4.08% of net assets.

(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2017, these securities had a total aggregate market value of $25,102,269 representing 3.23% of net assets.

(d)	Fair valued security under the procedures approved by the Fund's Board of Trustees.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.
See Notes to Financial Statements.

Annual Report | April 30, 2017	53

Grandeur Peak International Stalwarts Fund	Portfolio of Investments

April 30, 2017

	Shares	Value (Note 2)
COMMON STOCKS (97.31%)
Argentina (0.78%)
Globant SA(a)	61,250	$2,320,763

Australia (0.57%)
Magellan Financial Group, Ltd.	95,009	1,677,547

Belgium (1.25%)
Melexis NV	44,339	3,695,317

Brazil (0.69%)
Raia Drogasil SA	97,100	2,056,077

Britain (10.55%)
Abcam PLC	203,650	2,260,489
Ascential PLC	467,800	2,137,597
B&M European Value Retail SA	1,494,500	6,523,234
Close Brothers Group PLC	95,199	2,086,267
Diploma PLC	339,600	4,877,939
Intertek Group PLC	74,100	3,902,319
Metro Bank PLC(a)	76,200	3,482,922
Ted Baker PLC	42,801	1,549,433
Ultra Electronics Holdings PLC	164,450	4,455,872
		31,276,072

Canada (8.21%)
Birchcliff Energy, Ltd.	196,500	1,009,095
Crescent Point Energy Corp.	150,228	1,486,818
Gildan Activewear, Inc.	108,975	3,055,180
lululemon athletica, Inc.(a)	27,725	1,441,700
Ritchie Bros. Auctioneers, Inc.	188,325	6,169,527
Stantec, Inc.	312,736	8,025,451
TFI International, Inc.	144,411	3,144,130
		24,331,901

China (8.82%)
China Medical System Holdings, Ltd.	2,975,600	5,141,458
CSPC Pharmaceutical Group, Ltd.	1,687,000	2,342,348
Ctrip.com International, Ltd., ADR(a)	38,325	1,935,796
Man Wah Holdings, Ltd.	10,338,800	8,573,188
Silergy Corp.	263,000	4,759,471
Tencent Holdings, Ltd.	62,000	1,940,103
Yum China Holdings, Inc.(a)	42,725	1,457,777
		26,150,141

	Shares	Value (Note 2)
Colombia (0.79%)
Parex Resources, Inc.(a)	189,633	$2,354,697

Finland (0.73%)
Metso OYJ	60,326	2,163,933

France (2.85%)
Alten SA	61,299	5,194,941
BioMerieux	8,750	1,749,484
Bureau Veritas SA	64,700	1,498,709
		8,443,134

Georgia (0.94%)
BGEO Group PLC	59,700	2,783,646

Germany (6.63%)
Aroundtown Property Holdings PLC	529,737	2,752,494
CTS Eventim AG & Co. KGaA	42,150	1,623,749
GRENKE AG	19,450	3,875,082
Norma Group SE	80,450	4,315,985
PATRIZIA Immobilien AG(a)	158,200	3,120,847
Wirecard AG	67,050	3,959,367
		19,647,524

Hong Kong (4.79%)
Samsonite International SA	997,560	3,853,861
Value Partners Group, Ltd.	6,791,000	6,286,063
Vitasoy International Holdings, Ltd.	2,057,000	4,067,271
		14,207,195

India (6.99%)
AIA Engineering, Ltd.	103,900	2,433,970
Alkem Laboratories, Ltd.	82,174	2,518,231
Avenue Supermarts, Ltd.(a)(b)(c)	3,884	44,467
Bajaj Finance, Ltd.	128,750	2,554,186
Crisil, Ltd.	48,500	1,483,008
Indiabulls Housing Finance, Ltd.	134,000	2,118,317
WNS Holdings, Ltd., ADR(a)	135,195	4,328,944
Yes Bank, Ltd.	206,950	5,244,524
		20,725,647

Indonesia (1.07%)
Bank Rakyat Indonesia Persero Tbk PT	1,763,000	1,706,257
Delfi, Ltd.	893,700	1,464,820
		3,171,077

Israel (1.19%)
Wix.com, Ltd.(a)	42,800	3,528,860

See Notes to Financial Statements.

54	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Portfolio of Investments

April 30, 2017

	Shares	Value (Note 2)
Italy (2.86%)
Brembo SpA	86,747	$6,817,708
DiaSorin SpA	22,290	1,670,499
		8,488,207

Japan (10.44%)
Century Tokyo Leasing Corp.	54,600	1,880,816
Create SD Holdings Co., Ltd.	112,400	2,639,724
CyberAgent, Inc.	67,600	2,098,192
Dip Corp.	111,000	2,452,505
Ezaki Glico Co. Ltd.	36,500	1,922,000
MISUMI Group, Inc.	269,000	5,094,048
MonotaRO Co., Ltd.	35,700	1,160,911
Nihon M&A Center, Inc.	254,300	8,691,482
Seria Co., Ltd.	63,000	2,825,746
Suruga Bank, Ltd.	104,600	2,185,364
		30,950,788

Jordan (0.52%)
Hikma Pharmaceuticals PLC	61,000	1,530,371

Luxembourg (2.14%)
Grand City Properties SA	206,100	3,914,241
L'Occitane International SA	1,157,250	2,425,087
		6,339,328

Mexico (1.05%)
Banregio Grupo Financiero SAB de CV	540,950	3,123,532

Netherlands (2.14%)
Aalberts Industries NV	159,833	6,340,945

New Zealand (0.51%)
Fisher & Paykel Healthcare Corp., Ltd.	217,383	1,503,000

Norway (0.62%)
Norwegian Finans Holding ASA(a)	231,238	1,838,108

Peru (0.68%)
Credicorp, Ltd.	13,125	2,016,788

Philippines (3.96%)
Puregold Price Club, Inc.	3,566,200	2,976,294
Robinsons Land Corp.	3,044,000	1,562,666
Robinsons Retail Holdings, Inc.	1,811,320	2,878,391
Security Bank Corp.	1,015,200	4,331,845
		11,749,196

	Shares	Value (Note 2)
Poland (0.49%)
AmRest Holdings SE(a)	15,500	$1,468,408

South Africa (1.03%)
EOH Holdings, Ltd.	287,300	3,040,957

South Korea (2.19%)
BGF Retail Co., Ltd.	13,500	1,299,103
LG Household & Health Care, Ltd.	2,900	2,207,048
Loen Entertainment, Inc.	19,000	1,467,704
Mando Corp.	7,550	1,526,057
		6,499,912

Sweden (2.95%)
Indutrade AB	181,050	4,278,253
Nibe Industrier AB, Class B	269,600	2,389,396
Sweco AB, Class B	83,200	2,063,726
		8,731,375

Switzerland (2.16%)
Luxoft Holding, Inc.(a)	35,250	2,173,162
VZ Holding AG	9,810	2,728,560
Wizz Air Holdings PLC(a)(b)(c)	66,000	1,508,780
		6,410,502

Taiwan (1.12%)
Largan Precision Co., Ltd.	20,000	3,324,384

Thailand (0.62%)
Srisawad Power 1979 PCL	1,427,920	1,826,697

United States (3.93%)
EPAM Systems, Inc.(a)	56,650	4,362,050
FirstCash, Inc.	89,462	4,647,551
Genpact, Ltd.	107,750	2,631,255
		11,640,856

Vietnam (1.05%)
Vietnam Dairy Products JSC	476,874	3,103,188

TOTAL COMMON STOCKS (Cost $244,959,134)		288,460,073

PREFERRED STOCKS (1.40%)
Brazil (0.91%)
Itau Unibanco Holding SA	216,830	2,680,616

See Notes to Financial Statements.

Annual Report | April 30, 2017	55

Grandeur Peak International Stalwarts Fund	Portfolio of Investments

April 30, 2017

	Shares	Value (Note 2)
Germany (0.49%)
Fuchs Petrolub SE	28,400	$1,464,980

TOTAL PREFERRED STOCKS (Cost $3,027,416)		4,145,596

TOTAL INVESTMENTS (98.71%) (Cost $247,986,550)		$292,605,669

Other Assets In Excess Of Liabilities (1.29%)		3,833,208

NET ASSETS (100.00%)		$296,438,877

(a)	Non-Income Producing Security.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2017, these securities had a total aggregate market value of $1,553,247 representing 0.52% of net assets.

(c)
Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.  The security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of April 30, 2017, the aggregate market value of those securities was $1,553,247, representing 0.53% of net assets.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

56	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Statements of Assets and Liabilities

April 30, 2017

	Grandeur Peak Emerging Markets Opportunities Fund	Grandeur Peak Global Micro Cap Fund	Grandeur Peak Global Opportunities Fund	Grandeur Peak Global Reach Fund
ASSETS
Investments, at value (Cost ‐ see below)	$394,124,807	$35,740,238	$697,207,067	$315,827,711
Cash	25,727,452	921,454	3,774,600	10,767,795
Foreign cash, at value (Cost $667,924, $13,808, $297,606 and $25,662, respectively)	668,666	13,787	297,980	25,744
Dividends and interest receivable	571,345	84,109	1,588,136	610,152
Receivable for investments sold	182,970	207,332	364,827	348,560
Receivable for fund shares subscribed	43,011	5,680	453,377	389,392
Prepaid and other assets	12,775	4,574	10,799	3,513
Total assets	421,331,026	36,977,174	703,696,786	327,972,867

LIABILITIES
Payable for investments purchased	1,683,964	219,814	2,755,281	541,133
Foreign capital gains tax	1,885,895	39,816	527,943	311,736
Payable for fund shares redeemed	102,086	–	261,759	401,262
Advisory fees payable	457,922	40,111	681,019	288,664
Administration fees payable	33,022	9,113	47,357	30,239
Custodian fees payable	148,548	19,796	87,886	69,033
Payable for trustee fees and expenses	3,613	316	6,045	2,800
Payable for chief compliance officer fee	1,471	129	2,461	1,140
Payable for principal financial officer fees	264	23	441	204
Distribution and service fees payable	3,698	–	33,495	13,731
Payable for transfer agency fees	6,594	6,717	14,413	11,499
Accrued expenses and other liabilities	38,515	21,694	49,409	45,007
Total liabilities	4,365,592	357,529	4,467,509	1,716,448
NET ASSETS	$416,965,434	$36,619,645	$699,229,277	$326,256,419

NET ASSETS CONSISTS OF
Paid‐in capital (Note 5)	$377,820,779	$30,468,106	$521,755,173	$275,773,583
Accumulated net investment loss	(861,542)	(2,594)	(725,823)	(218,094)
Accumulated net realized gain/(loss)	(11,362,541)	770,594	11,854,014	(5,942,624)
Net unrealized appreciation	51,368,738	5,383,539	166,345,913	56,643,554
NET ASSETS	$416,965,434	$36,619,645	$699,229,277	$326,256,419

INVESTMENTS, AT COST	$340,871,129	$30,316,892	$530,323,879	$258,872,734

PRICING OF SHARES
Investor Class
Net Assets	$18,074,111	$–	$166,283,755	$67,573,712
Net Asset Value, offering and redemption price per share	$11.55	$–	$3.52	$14.52
Shares of beneficial interest outstanding	1,564,889	–	47,183,506	4,653,687
Institutional Class
Net Assets	$398,891,323	$36,619,645	$532,945,522	$258,682,707
Net Asset Value, offering and redemption price per share	$11.60	$11.98	$3.56	$14.55
Shares of beneficial interest outstanding	34,397,024	3,057,522	149,734,528	17,782,219

See Notes to Financial Statements.

Annual Report | April 30, 2017	57

Grandeur Peak Funds®	Statements of Assets and Liabilities

April 30, 2017

	Grandeur Peak Global Stalwarts Fund	Grandeur Peak International Opportunities Fund	Grandeur Peak International Stalwarts Fund
ASSETS
Investments, at value (Cost ‐ see below)	$107,150,117	$759,509,097	$292,605,669
Cash	3,029,426	13,152,455	6,019,065
Foreign cash, at value (Cost $28,265, $343,340 and $54,279, respectively)	29,330	355,859	55,703
Dividends and interest receivable	158,929	2,092,205	575,467
Receivable for investments sold	454,059	4,241,248	1,963,471
Receivable for fund shares subscribed	282,801	312,560	824,222
Prepaid and other assets	5,603	10,794	8,050
Total assets	111,110,265	779,674,218	302,051,647

LIABILITIES
Payable for investments purchased	1,780,594	521,109	4,884,875
Foreign capital gains tax	109,633	1,109,585	241,008
Payable for fund shares redeemed	51,091	133,670	163,863
Advisory fees payable	63,360	748,785	189,433
Administration fees payable	9,446	52,142	19,747
Custodian fees payable	25,369	117,892	54,595
Payable for trustee fees and expenses	900	6,657	2,497
Payable for chief compliance officer fee	366	2,710	1,017
Payable for principal financial officer fees	66	486	182
Distribution and service fees payable	12,094	15,976	6,154
Payable for transfer agency fees	9,688	11,044	14,228
Accrued expenses and other liabilities	25,481	46,805	35,171
Total liabilities	2,088,088	2,766,861	5,612,770
NET ASSETS	$109,022,177	$776,907,357	$296,438,877

NET ASSETS CONSISTS OF
Paid‐in capital (Note 5)	$93,925,559	$604,870,230	$251,771,757
Accumulated net investment loss	(1,806)	(614,723)	(134,092)
Accumulated net realized gain	497,047	541,059	422,076
Net unrealized appreciation	14,601,377	172,110,791	44,379,136
NET ASSETS	$109,022,177	$776,907,357	$296,438,877

INVESTMENTS, AT COST	$92,439,742	$586,240,467	$247,986,550

PRICING OF SHARES
Investor Class
Net Assets	$61,211,588	$78,403,224	$31,045,462
Net Asset Value, offering and redemption price per share	$12.76	$3.55	$13.04
Shares of beneficial interest outstanding	4,798,138	22,057,519	2,380,178
Institutional Class
Net Assets	$47,810,589	$698,504,133	$265,393,415
Net Asset Value, offering and redemption price per share	$12.79	$3.57	$13.06
Shares of beneficial interest outstanding	3,736,720	195,717,526	20,319,276

See Notes to Financial Statements.

58	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Statements of Operations

For the Year Ended April 30, 2017

	Grandeur Peak Emerging Markets Opportunities Fund	Grandeur Peak Global Micro Cap Fund	Grandeur Peak Global Opportunities Fund	Grandeur Peak Global Reach Fund
INVESTMENT INCOME
Dividends	$8,159,352	$767,194	$10,571,380	$5,043,356
Interest	1,697	75	215	358
Foreign taxes withheld	(806,910)	(75,660)	(779,972)	(400,769)
Total investment income	7,354,139	691,609	9,791,623	4,642,945

EXPENSES
Investment advisor fees (Note 6)	5,220,054	491,586	8,004,135	3,241,364
Administrative fees	155,407	27,530	243,342	125,873
Distribution and service fees ‐ Investor Class	39,204	–	401,634	152,855
Transfer agent fees	37,654	37,715	77,504	61,911
Professional fees	42,603	30,660	49,378	49,737
Printing fees	14,032	3,756	38,232	24,509
Registration fees	35,101	18,208	36,329	34,189
Custodian fees	459,589	65,467	281,767	223,676
Trustee fees and expenses	8,321	715	13,764	6,293
Chief compliance officer fees	9,096	771	15,057	6,914
Principal financial officer fees	1,650	140	2,732	1,254
Offering costs	–	28,369	–	–
Other expenses	18,470	5,323	25,338	16,879
Total expenses	6,041,181	710,240	9,189,212	3,945,454
Waiver of investment advisory fees	–	–	(149,794)	–
Less fees waived/reimbursed by investment advisor (Note 6)	–	(54,685)	–	–
Total net expenses	6,041,181	655,555	9,039,418	3,945,454
NET INVESTMENT INCOME	1,312,958	36,054	752,205	697,491

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	1,232,012	1,202,161	13,124,441	7,239,075
Net realized loss on foreign currency transactions	(186,927)	(6,218)	(8,627)	(146,548)
Net change in unrealized appreciation on investments (net of change in foreign capital gains tax of $1,818,794, $39,816, $527,943 and $311,736, respectively)	63,077,707	3,992,221	91,462,351	42,807,727
Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies	(15,926)	(4,337)	(19,641)	(12,319)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	64,106,866	5,183,827	104,558,524	49,887,935
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$65,419,824	$5,219,881	$105,310,729	$50,585,426

See Notes to Financial Statements.

Annual Report | April 30, 2017	59

Grandeur Peak Funds®	Statements of Operations

For the Year Ended April 30, 2017

	Grandeur Peak Global Stalwarts Fund	Grandeur Peak International Opportunities Fund	Grandeur Peak International Stalwarts Fund
INVESTMENT INCOME
Dividends	$865,843	$13,931,646	$3,155,229
Interest	548	943	219
Foreign taxes withheld	(62,838)	(1,297,180)	(274,325)
Total investment income	803,553	12,635,409	2,881,123
EXPENSES
Investment advisor fees (Note 6)	566,716	8,965,975	1,647,792
Recoupment of previously waived fees (Note 6)	–	–	51,467
Administrative fees	31,565	272,333	79,546
Distribution and service fees ‐ Investor Class	97,775	181,551	62,505
Transfer agent fees	49,416	60,703	58,345
Professional fees	30,810	46,788	41,469
Printing fees	6,810	26,192	9,560
Registration fees	31,393	34,936	34,074
Custodian fees	76,848	387,800	145,510
Trustee fees and expenses	1,746	15,245	4,803
Chief compliance officer fees	1,644	16,848	4,797
Principal financial officer fees	298	3,056	870
Offering costs	22,792	–	23,592
Other expenses	7,730	27,470	9,784
Total expenses	925,543	10,038,897	2,174,114
Waiver of investment advisory fees	–	(220,688)	–
Less fees waived/reimbursed by investment advisor (Note 6)	(45,295)	–	–
Total net expenses	880,248	9,818,209	2,174,114
NET INVESTMENT INCOME/(LOSS)	(76,695)	2,817,200	707,009

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	1,013,794	13,736,267	2,172,295
Net realized gain/(loss) on foreign currency transactions	(76,012)	1,418,423	(379,466)
Net change in unrealized appreciation on investments (net of change in foreign capital gains tax of $85,617, $1,109,585 and $108,526, respectively)	12,319,031	101,731,481	37,633,261
Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies	(2,475)	(102,584)	(17,421)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	13,254,338	116,783,587	39,408,669
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,177,643	$119,600,787	$40,115,678

See Notes to Financial Statements.

60	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016
OPERATIONS
Net investment income	$1,312,958	$2,937,123
Net realized gain/(loss)	1,045,085	(6,742,695)
Net change in unrealized appreciation/(depreciation)	63,061,781	(50,774,647)
Net increase/(decrease) in net assets resulting from operations	65,419,824	(54,580,219)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Net investment income
Investor Class	(66,810)	–
Institutional Class	(1,961,876)	–
Net realized gains on investments
Investor Class	–	(784,769)
Institutional Class	–	(12,306,838)
Net decrease in net assets from distributions	(2,028,686)	(13,091,607)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	490,678	1,471,368
Distributions reinvested	65,088	766,668
Cost of shares redeemed	(6,113,284)	(16,030,060)
Redemption fees	130	2,624
Net decrease from capital shares transactions	(5,557,388)	(13,789,400)

Institutional Class
Proceeds from sales of shares	15,112,959	11,860,125
Distributions reinvested	1,775,141	11,059,498
Cost of shares redeemed	(27,797,275)	(39,363,942)
Redemption fees	110	1,324
Net decrease from capital shares transactions	(10,909,065)	(16,442,995)

Net increase/(decrease) in net assets	46,924,685	(97,904,221)

NET ASSETS
Beginning of year	370,040,749	467,944,970
End of year*	$416,965,434	$370,040,749

*Including accumulated net investment income/(loss) of:	$(861,542)	$895,515

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	46,050	144,484
Issued to shareholders in reinvestment of distributions	6,419	79,530
Redeemed	(580,153)	(1,598,285)
Net decrease in share transactions	(527,684)	(1,374,271)

Institutional Class
Issued	1,431,423	1,186,242
Issued to shareholders in reinvestment of distributions	174,375	1,143,692
Redeemed	(2,673,849)	(4,011,166)
Net decrease in share transactions	(1,068,051)	(1,681,232)

See Notes to Financial Statements.

Annual Report | April 30, 2017	61

Grandeur Peak Global Micro Cap Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2017	For the Period October 21, 2015 (Commencement of Operations) to April 30, 2016
OPERATIONS
Net investment income/(loss)	$36,054	$(59,607)
Net realized gain/(loss)	1,195,943	(97,724)
Net change in unrealized appreciation	3,987,884	1,395,655
Net increase in net assets resulting from operations	5,219,881	1,238,324

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Net investment income
Institutional Class	(72,387)	–
Net realized gains on investments
Institutional Class	(318,826)	–
Net decrease in net assets from distributions	(391,213)	–

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	2,802,634	31,071,815
Distributions reinvested	378,056	–
Cost of shares redeemed	(2,125,169)	(1,575,834)
Redemption fees	2	1,149
Net increase from capital shares transactions	1,055,523	29,497,130

Net increase in net assets	5,884,191	30,735,454

NET ASSETS
Beginning of year	30,735,454	–
End of year*	$36,619,645	$30,735,454
*Including accumulated net investment loss of:	$(2,594)	$(13,704)

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	257,322	3,118,442
Issued to shareholders in reinvestment of distributions	34,940	–
Redeemed	(194,608)	(158,574)
Net increase in share transactions	97,654	2,959,868

See Notes to Financial Statements.

62	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016
OPERATIONS
Net investment income	$752,205	$1,497,876
Net realized gain	13,115,814	16,758,288
Net change in unrealized appreciation/(depreciation)	91,442,710	(56,974,221)
Net increase/(decrease) in net assets resulting from operations	105,310,729	(38,718,057)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Net investment income
Investor Class	–	(109,124)
Institutional Class	(682,795)	(1,035,196)
Net realized gains on investments
Investor Class	(208,741)	(13,697,007)
Institutional Class	(563,234)	(34,852,047)
Net decrease in net assets from distributions	(1,454,770)	(49,693,374)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	16,005,788	16,451,459
Distributions reinvested	199,029	13,160,455
Cost of shares redeemed	(50,076,349)	(33,495,791)
Redemption fees	1,088	981
Net decrease from capital shares transactions	(33,870,444)	(3,882,896)

Institutional Class
Proceeds from sales of shares	55,465,734	21,799,233
Distributions reinvested	1,194,887	34,499,590
Cost of shares redeemed	(52,607,866)	(66,675,634)
Redemption fees	4,876	663
Net increase/(decrease) from capital shares transactions	4,057,631	(10,376,148)

Net increase/(decrease) in net assets	74,043,146	(102,670,475)

NET ASSETS
Beginning of year	625,186,131	727,856,606
End of year*	$699,229,277	$625,186,131

*Including accumulated net investment loss of:	$(725,823)	$(666,687)

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	4,969,762	5,378,903
Issued to shareholders in reinvestment of distributions	62,984	4,386,818
Redeemed	(15,424,679)	(10,866,076)
Net decrease in share transactions	(10,391,933)	(1,100,355)

Institutional Class
Issued	16,979,178	7,034,568
Issued to shareholders in reinvestment of distributions	374,573	11,423,705
Redeemed	(16,596,520)	(21,633,925)
Net increase/(decrease) in share transactions	757,231	(3,175,652)

See Notes to Financial Statements.

Annual Report | April 30, 2017	63

Grandeur Peak Global Reach Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016
OPERATIONS
Net investment income	$697,491	$866,968
Net realized gain/(loss)	7,092,527	(10,392,458)
Net change in unrealized appreciation/(depreciation)	42,795,408	(14,065,512)
Net increase/(decrease) in net assets resulting from operations	50,585,426	(23,591,002)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Net investment income
Investor Class	(84,133)	(31,050)
Institutional Class	(681,502)	(548,683)
Net realized gains on investments
Investor Class	–	(2,531,840)
Institutional Class	–	(8,291,704)
Net decrease in net assets from distributions	(765,635)	(11,403,277)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	4,112,844	8,664,894
Distributions reinvested	81,122	2,432,032
Cost of shares redeemed	(14,422,937)	(22,513,189)
Redemption fees	426	112
Net decrease from capital shares transactions	(10,228,545)	(11,416,151)

Institutional Class
Proceeds from sales of shares	24,646,538	14,482,195
Distributions reinvested	642,714	8,452,696
Cost of shares redeemed	(27,368,439)	(35,375,478)
Redemption fees	1,027	1,064
Net decrease from capital shares transactions	(2,078,160)	(12,439,523)

Net increase/(decrease) in net assets	37,513,086	(58,849,953)

NET ASSETS
Beginning of year	288,743,333	347,593,286
End of year*	$326,256,419	$288,743,333

*Including accumulated net investment loss of:	$(218,094)	$(102,771)

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	318,050	687,256
Issued to shareholders in reinvestment of distributions	6,264	199,838
Redeemed	(1,110,221)	(1,845,147)
Net decrease in share transactions	(785,907)	(958,053)

Institutional Class
Issued	1,860,022	1,168,635
Issued to shareholders in reinvestment of distributions	49,592	694,552
Redeemed	(2,115,611)	(2,925,982)
Net decrease in share transactions	(205,997)	(1,062,795)

See Notes to Financial Statements.

64	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2017	For the Period September 2, 2015 (Commencement of Operations) to April 30, 2016
OPERATIONS
Net investment income/(loss)	$(76,695)	$16,435
Net realized gain/(loss)	937,782	(316,587)
Net change in unrealized appreciation	12,316,556	2,284,821
Net increase in net assets resulting from operations	13,177,643	1,984,669

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Net investment income
Investor Class	(38,237)	(1,406)
Institutional Class	(70,513)	(1,599)
Net realized gains on investments
Investor Class	–	(5,451)
Institutional Class	–	(4,017)
Net decrease in net assets from distributions	(108,750)	(12,473)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	40,939,429	19,927,627
Distributions reinvested	37,612	6,798
Cost of shares redeemed	(6,232,494)	(1,840,013)
Redemption fees	1,969	756
Net increase from capital shares transactions	34,746,516	18,095,168

Institutional Class
Proceeds from sales of shares	27,023,764	17,799,288
Distributions reinvested	66,016	5,140
Cost of shares redeemed	(2,576,566)	(1,178,526)
Redemption fees	216	72
Net increase from capital shares transactions	24,513,430	16,625,974

Net increase in net assets	72,328,839	36,693,338

NET ASSETS
Beginning of year	36,693,338	–
End of year*	$109,022,177	$36,693,338
*Including accumulated net investment income/(loss) of:	$(1,806)	$108,751

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	3,565,906	1,940,844
Issued to shareholders in reinvestment of distributions	3,323	639
Redeemed	(533,831)	(178,743)
Net increase in share transactions	3,035,398	1,762,740
Institutional Class
Issued	2,334,427	1,727,174
Issued to shareholders in reinvestment of distributions	5,816	483
Redeemed	(218,942)	(112,238)
Net increase in share transactions	2,121,301	1,615,419

See Notes to Financial Statements.

Annual Report | April 30, 2017	65

Grandeur Peak International Opportunities Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016
OPERATIONS
Net investment income	$2,817,200	$4,673,044
Net realized gain/(loss)	15,154,690	(1,400,622)
Net change in unrealized appreciation/(depreciation)	101,628,897	(51,653,029)
Net increase/(decrease) in net assets resulting from operations	119,600,787	(48,380,607)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Net investment income
Investor Class	(373,708)	(333,339)
Institutional Class	(4,194,578)	(2,890,960)
Net realized gains on investments
Investor Class	(1,243,840)	(5,176,781)
Institutional Class	(10,524,647)	(25,904,418)
Net decrease in net assets from distributions	(16,336,773)	(34,305,498)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	16,040,116	22,706,144
Distributions reinvested	1,519,011	5,342,478
Cost of shares redeemed	(73,177,961)	(62,519,592)
Redemption fees	346	5,300
Net decrease from capital shares transactions	(55,618,488)	(34,465,670)

Institutional Class
Proceeds from sales of shares	82,878,502	25,906,118
Distributions reinvested	13,246,236	25,634,915
Cost of shares redeemed	(70,160,974)	(87,311,199)
Redemption fees	5,235	8,941
Net increase/(decrease) from capital shares transactions	25,968,999	(35,761,225)

Net increase/(decrease) in net assets	73,614,525	(152,913,000)

NET ASSETS
Beginning of year	703,292,832	856,205,832
End of year*	$776,907,357	$703,292,832

*Including accumulated net investment income/(loss) of:	$(614,723)	$286,799

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	5,029,639	7,180,441
Issued to shareholders in reinvestment of distributions	494,792	1,740,221
Redeemed	(23,531,613)	(19,692,604)
Net decrease in share transactions	(18,007,182)	(10,771,942)

Institutional Class
Issued	26,474,706	8,230,251
Issued to shareholders in reinvestment of distributions	4,300,726	8,323,024
Redeemed	(21,629,721)	(28,793,205)
Net increase/(decrease) in share transactions	9,145,711	(12,239,930)

See Notes to Financial Statements.

66	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2017	For the Period September 2, 2015 (Commencement of Operations) to April 30, 2016
OPERATIONS
Net investment income	$707,009	$306,704
Net realized gain/(loss)	1,792,829	(1,541,441)
Net change in unrealized appreciation	37,615,840	6,763,296
Net increase in net assets resulting from operations	40,115,678	5,528,559

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Net investment income
Investor Class	(73,124)	–
Institutional Class	(929,880)	(30,017)
Net decrease in net assets from distributions	(1,003,004)	(30,017)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	8,549,781	22,223,231
Distributions reinvested	22,941	–
Cost of shares redeemed	(4,109,607)	(1,404,112)
Redemption fees	308	1,506
Net increase from capital shares transactions	4,463,423	20,820,625

Institutional Class
Proceeds from sales of shares	143,867,333	122,552,744
Distributions reinvested	913,917	29,459
Cost of shares redeemed	(33,019,442)	(7,803,828)
Redemption fees	3,133	297
Net increase from capital shares transactions	111,764,941	114,778,672

Net increase in net assets	155,341,038	141,097,839

NET ASSETS
Beginning of year	141,097,839	–
End of year*	$296,438,877	$141,097,839

*Including accumulated net investment income/(loss) of:	$(134,092)	$628,490

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	728,649	2,133,944
Issued to shareholders in reinvestment of distributions	2,054	–
Redeemed	(349,537)	(134,932)
Net increase in share transactions	381,166	1,999,012
Institutional Class
Issued	12,243,757	11,528,096
Issued to shareholders in reinvestment of distributions	81,746	2,720
Redeemed	(2,803,836)	(733,207)
Net increase in share transactions	9,521,667	10,797,609

See Notes to Financial Statements.

Annual Report | April 30, 2017	67

Grandeur Peak Emerging Markets Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Investor Class	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	For the Period December 16, 2013 (Inception) to April 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$9.82	$11.51	$10.53	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.02	0.07	0.02	(0.05)
Net realized and unrealized gain/(loss) on investments	1.75	(1.41)	1.22	0.58
Total income/(loss) from investment operations	1.77	(1.34)	1.24	0.53

DISTRIBUTIONS
From net investment income	(0.04)	–	(0.01)	–
From net realized gain on investments	–	(0.35)	(0.25)	–
Total distributions	(0.04)	(0.35)	(0.26)	–

REDEMPTION FEES ADDED TO PAID‐IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	1.73	(1.69)	0.98	0.53
NET ASSET VALUE, END OF PERIOD	$11.55	$9.82	$11.51	$10.53

TOTAL RETURN	18.08%	(11.62)%	12.06%	5.30	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$18,074	$20,548	$39,896	$27,952

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.76%	1.77%	1.82%	2.01	%(d)(e)
Expenses (including fees waived/reimbursed by investment advisor)	1.76%	1.77%	1.82%	1.95	%(d)(e)
Net investment income/(loss)	0.21%	0.69%	0.22%	(0.55	)%(d)

PORTFOLIO TURNOVER RATE	42%	40%	53%	26	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.

68	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional Class	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	For the Period December 16, 2013 (Inception) to April 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$9.85	$11.52	$10.54	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.04	0.08	0.05	(0.03)
Net realized and unrealized gain/(loss) on investments	1.77	(1.40)	1.21	0.57
Total income/(loss) from investment operations	1.81	(1.32)	1.26	0.54

DISTRIBUTIONS
From net investment income	(0.06)	–	(0.03)	–
From net realized gain on investments	–	(0.35)	(0.25)	–
Total distributions	(0.06)	(0.35)	(0.28)	–

REDEMPTION FEES ADDED TO PAID‐IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	1.75	(1.67)	0.98	0.54
NET ASSET VALUE, END OF PERIOD	$11.60	$9.85	$11.52	$10.54

TOTAL RETURN	18.42%	(11.44)%	12.22%	5.40	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$398,891	$349,493	$428,048	$255,819

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.55%	1.55%	1.58%	1.76	%(d)(e)
Expenses (including fees waived/reimbursed by investment advisor)	1.55%	1.55%	1.58%	1.70	%(d)(e)
Net investment income/(loss)	0.35%	0.75%	0.43%	(0.37	)%(d)

PORTFOLIO TURNOVER RATE	42%	40%	53%	26	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.

Annual Report | April 30, 2017	69

Grandeur Peak Global Micro Cap Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional Class	Year Ended April 30, 2017	For the Period October 21, 2015 (Commencement of Operations) to April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$10.38	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.01	(0.02)
Net realized and unrealized gain on investments	1.72	0.40
Total income from investment operations	1.73	0.38

DISTRIBUTIONS
From net investment income	(0.02)	–
From net realized gain on investments	(0.11)	–
Total distributions	(0.13)	–

REDEMPTION FEES ADDED TO PAID‐IN CAPITAL	0.00 (b)	0.00	(b)

INCREASE IN NET ASSET VALUE	1.60	0.38
NET ASSET VALUE, END OF PERIOD	$11.98	$10.38

TOTAL RETURN	16.81%	3.80	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$36,620	$30,735

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	2.17%	2.30	%(d)(e)
Expenses (including fees waived/ reimbursed by investment advisor)	2.00%	2.00	%(d)(e)
Net investment income/(loss)	0.11%	(0.41	)%(d)

PORTFOLIO TURNOVER RATE	37%	8	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.

70	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Investor Class	Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015	Year Ended April 30, 2014		Year Ended April 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$3.01		$3.43		$3.31	$2.77		$2.31

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.00	)(b)(c)	0.00	(b)	0.00 (b)	(0.00	)(b)	0.00 (b)
Net realized and unrealized gain/(loss) on investments	0.51		(0.18)		0.35	0.67		0.51
Total income/(loss) from investment operations	0.51		(0.18)		0.35	0.67		0.51

DISTRIBUTIONS
From net investment income	–		(0.00	)(b)	(0.01)	–		(0.01)
From net realized gain on investments	(0.00	)(b)	(0.24)		(0.22)	(0.13)		(0.04)
Total distributions	(0.00	)(b)	(0.24)		(0.23)	(0.13)		(0.05)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00	(b)	0.00 (b)	0.00	(b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	0.51		(0.42)		0.12	0.54		0.46
NET ASSET VALUE, END OF PERIOD	$3.52		$3.01		$3.43	$3.31		$2.77

TOTAL RETURN	17.09%		(5.03)%		11.09%	24.31%		22.34%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$166,284		$173,156		$201,462	$216,247		$132,384

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.61%		1.62%		1.62%	1.68%		1.76%
Expenses (including fees waived/ reimbursed by investment advisor)	1.59%		1.62%		1.62%	1.68%		1.75%
Net investment income/(loss)	(0.06)%		0.06%		0.12%	(0.15)%		0.19%

PORTFOLIO TURNOVER RATE	30%		32%		37%	38%		35%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.

See Notes to Financial Statements.

Annual Report | April 30, 2017	71

Grandeur Peak Global Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional Class	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014		Year Ended April 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$3.03	$3.46	$3.34	$2.79		$2.32

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.01	0.01	0.01	0.00	(b)	0.01
Net realized and unrealized gain/(loss) on investments	0.52	(0.19)	0.34	0.68		0.52
Total income/(loss) from investment operations	0.53	(0.18)	0.35	0.68		0.53

DISTRIBUTIONS
From net investment income	(0.00) (b)	(0.01)	(0.01)	(0.00	)(b)	(0.02)
From net realized gain on investments	(0.00) (b)	(0.24)	(0.22)	(0.13)		(0.04)
Total distributions	(0.00) (b)	(0.25)	(0.23)	(0.13)		(0.06)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	0.53	(0.43)	0.12	0.55		0.47
NET ASSET VALUE, END OF PERIOD	$3.56	$3.03	$3.46	$3.34		$2.79

TOTAL RETURN	17.81%	(5.12)%	11.20%	24.67%		22.86%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$532,946	$452,030	$526,394	$492,869		$217,953

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.37%	1.38%	1.38%	1.44%		1.51%
Expenses (including fees waived/reimbursed by investment advisor)	1.35%	1.38%	1.38%	1.44%		1.50%
Net investment income	0.18%	0.30%	0.35%	0.08%		0.37%

PORTFOLIO TURNOVER RATE	30%	32%	37%	38%		35%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

72	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Investor Class	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	For the Period June 19, 2013 (Inception) to April 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$12.31	$13.65	$12.43	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.01	0.01	0.00 (b)	(0.02)
Net realized and unrealized gain/(loss) on investments	2.22	(0.89)	1.37	2.54
Total income/(loss) from investment operations	2.23	(0.88)	1.37	2.52

DISTRIBUTIONS
From net investment income	(0.02)	(0.01)	(0.01)	(0.02)
From net realized gain on investments	–	(0.45)	(0.14)	(0.08)
Total distributions	(0.02)	(0.46)	(0.15)	(0.10)

REDEMPTION FEES ADDED TO PAID‐IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.01

INCREASE/DECREASE IN NET ASSET VALUE	2.21	(1.34)	1.22	2.43
NET ASSET VALUE, END OF PERIOD	$14.52	$12.31	$13.65	$12.43

TOTAL RETURN	18.11%	(6.45)%	11.09%	25.31	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$67,574	$66,984	$87,354	$46,163

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.52%	1.60%	1.60%	1.91	%(d)(e)
Expenses (including fees waived/reimbursed by investment advisor)	1.52%	1.60%	1.60%	1.60	%(d)(e)
Net investment income/(loss)	0.07%	0.10%	0.03%	(0.17	)%(d)

PORTFOLIO TURNOVER RATE	42%	46%	46%	39	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.

Annual Report | April 30, 2017	73

Grandeur Peak Global Reach Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional Class	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	For the Period June 19, 2013 (Inception) to April 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$12.33	$13.66	$12.42	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.04	0.04	0.03	0.02
Net realized and unrealized gain/(loss) on investments	2.22	(0.89)	1.37	2.52
Total income/(loss) from investment operations	2.26	(0.85)	1.40	2.54

DISTRIBUTIONS
From net investment income	(0.04)	(0.03)	(0.02)	(0.04)
From net realized gain on investments	–	(0.45)	(0.14)	(0.08)
Total distributions	(0.04)	(0.48)	(0.16)	(0.12)

REDEMPTION FEES ADDED TO PAID‐IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	2.22	(1.33)	1.24	2.42
NET ASSET VALUE, END OF PERIOD	$14.55	$12.33	$13.66	$12.42

TOTAL RETURN	18.36%	(6.18)%	11.41%	25.45	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$258,683	$221,759	$260,239	$88,311

RATIOS TO AVERAGE NET ASSETS

Expenses (excluding fees waived/reimbursed by investment advisor)	1.29%	1.35%	1.35%	1.75	%(d)(e)
Expenses (including fees waived/reimbursed by investment advisor)	1.29%	1.35%	1.35%	1.35	%(d)(e)
Net investment income	0.28%	0.34%	0.23%	0.21	%(d)

PORTFOLIO TURNOVER RATE	42%	46%	46%	39	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.

74	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Investor Class	Year Ended April 30, 2017	For the Period September 2, 2015 (Commencement of Operations) to April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$10.85	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.03)	0.00	(b)
Net realized and unrealized gain on investments	1.95	0.85
Total income from investment operations	1.92	0.85

DISTRIBUTIONS
From net investment income	(0.01)	(0.00	)(b)
From net realized gain on investments	–	(0.00	)(b)
Total distributions	(0.01)	(0.00	)(a)

REDEMPTION FEES ADDED TO PAID‐IN CAPITAL	0.00 (b)	0.00	(b)

INCREASE IN NET ASSET VALUE	1.91	0.85
NET ASSET VALUE, END OF PERIOD	$12.76	$10.85

TOTAL RETURN	17.70%	8.55	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$61,212	$19,131

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.41%	2.06	%(d)(e)
Expenses (including fees waived/ reimbursed by investment advisor)	1.35%	1.35	%(d)(e)
Net investment loss	(0.23)%	0.00	%(d)(f)

PORTFOLIO TURNOVER RATE	32%	24	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.
(f)	Less than 0.005% of average net assets.

See Notes to Financial Statements.

Annual Report | April 30, 2017	75

Grandeur Peak Global Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional Class	Year Ended April 30, 2017	For the Period September 2, 2015 (Commencement of Operations) to April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$10.87	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.01 (b)	0.02
Net realized and unrealized gain on investments	1.93	0.85
Total income from investment operations	1.94	0.87

DISTRIBUTIONS
From net investment income	(0.02)	(0.00	)(c)
From net realized gain on investments	–	(0.00	)(c)
Total distributions	(0.02)	(0.00	)(a)

REDEMPTION FEES ADDED TO PAID‐IN CAPITAL	0.00 (c)	0.00	(c)

INCREASE IN NET ASSET VALUE	1.92	0.87
NET ASSET VALUE, END OF PERIOD	$12.79	$10.87

TOTAL RETURN	17.92%	8.76	%(d)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$47,811	$17,562

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.17%	1.86	%(e)(f)
Expenses (including fees waived/ reimbursed by investment advisor)	1.10%	1.10	%(e)(f)
Net investment income	0.05%	0.22	%(e)

PORTFOLIO TURNOVER RATE	32%	24	%(d)

(a)	Per share numbers have been calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Not Annualized.
(e)	Annualized.
(f)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.

76	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Investor Class	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$3.09	$3.42	$3.41	$2.83	$2.29

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.01	0.01	0.01	0.01	0.01
Net realized and unrealized gain/(loss) on investments	0.52	(0.20)	0.21	0.68	0.55
Total income/(loss) from investment operations	0.53	(0.19)	0.22	0.69	0.56

DISTRIBUTIONS
From net investment income	(0.02)	(0.01)	(0.01)	(0.02)	(0.01)
From net realized gain on investments	(0.05)	(0.13)	(0.20)	(0.09)	(0.01)
Total distributions	(0.07)	(0.14)	(0.21)	(0.11)	(0.02)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	0.46	(0.33)	0.01	0.58	0.54
NET ASSET VALUE, END OF PERIOD	$3.55	$3.09	$3.42	$3.41	$2.83

TOTAL RETURN	17.50%	(5.53)%	7.25%	24.59%	24.57%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$78,403	$123,922	$173,842	$153,296	$96,550

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.61%	1.62%	1.62%	1.73%	1.88%
Expenses (including fees waived/ reimbursed by investment advisor)	1.58%	1.62%	1.62%	1.73%	1.75%
Net investment income	0.16%	0.45%	0.37%	0.20%	0.26%

PORTFOLIO TURNOVER RATE	30%	34%	36%	37%	52%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

Annual Report | April 30, 2017	77

Grandeur Peak International Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional Class	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$3.11	$3.43	$3.42	$2.84	$2.29

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.01	0.02	0.02	0.01	0.01
Net realized and unrealized gain/(loss) on investments	0.52	(0.20)	0.21	0.69	0.57
Total income/(loss) from investment operations	0.53	(0.18)	0.23	0.70	0.58

DISTRIBUTIONS
From net investment income	(0.02)	(0.01)	(0.02)	(0.03)	(0.02)
From net realized gain on investments	(0.05)	(0.13)	(0.20)	(0.09)	(0.01)
Total distributions	(0.07)	(0.14)	(0.22)	(0.12)	(0.03)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	0.46	(0.32)	0.01	0.58	0.55
NET ASSET VALUE, END OF PERIOD	$3.57	$3.11	$3.43	$3.42	$2.84

TOTAL RETURN	17.59%	(5.02)%	7.41%	24.70%	25.11%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$698,504	$579,371	$682,364	$658,127	$250,962

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.37%	1.38%	1.38%	1.46%	1.59%
Expenses (including fees waived/reimbursed by investment advisor)	1.34%	1.38%	1.38%	1.46%	1.50%
Net investment income	0.42%	0.65%	0.61%	0.42%	0.51%

PORTFOLIO TURNOVER RATE	30%	34%	36%	37%	52%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

78	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Investor Class	Year Ended April 30, 2017	For the Period September 2, 2015 (Commencement of Operations) to April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$11.02	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.02	0.03
Net realized and unrealized gain on investments	2.03	0.99
Total income from investment operations	2.05	1.02

DISTRIBUTIONS
From net investment income	(0.03)	–
Total distributions	(0.03)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00	(b)

INCREASE IN NET ASSET VALUE	2.02	1.02
NET ASSET VALUE, END OF PERIOD	$13.04	$11.02

TOTAL RETURN	18.68%	10.20	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$31,045	$22,028

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.27%	1.45	%(d)(e)
Expenses (including fees waived/ reimbursed by investment advisor)	1.27%	1.35	%(d)(e)
Net investment income	0.19%	0.44	%(d)

PORTFOLIO TURNOVER RATE	37%	59	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.

Annual Report | April 30, 2017	79

Grandeur Peak International Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional Class	Year Ended April 30, 2017	For the Period September 2, 2015 (Commencement of Operations) to April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$11.03	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.04	0.04
Net realized and unrealized gain on investments	2.04	0.99
Total income from investment operations	2.08	1.03

DISTRIBUTIONS
From net investment income	(0.05)	(0.00	)(b)
Total distributions	(0.05)	(0.00	)(b)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00	(b)

INCREASE IN NET ASSET VALUE	2.03	1.03
NET ASSET VALUE, END OF PERIOD	$13.06	$11.03

TOTAL RETURN	18.96%	10.34	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$265,393	$119,070

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.02%	1.20	%(d)(e)
Expenses (including fees waived/ reimbursed by investment advisor)	1.02%	1.10	%(d)(e)
Net investment income	0.37%	0.60	%(d)

PORTFOLIO TURNOVER RATE	37%	59	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.

80	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2017

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2017, the Trust consists of multiple separate portfolios or series. This annual report describes the Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Opportunities Fund, and Grandeur Peak International Stalwarts Fund (individually a “Fund” and collectively, the “Funds”). The Funds seek long-term growth of capital. The Funds offer Investor Class (except the Grandeur Peak Global Micro Cap Fund) and Institutional Class shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”). The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of each Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model.

Forward currency exchange contracts have a fair value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service.

When such prices or quotations are not available, or when Grandeur Peak Global Advisors, LLC (the “Adviser”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Annual Report | April 30, 2017	81

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2017

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each Fund’s investments in the fair value hierarchy as of April 30, 2017:

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Emerging Markets Opportunities Fund
Common Stocks
Indonesia	$25,027,370	$1,477,980	$–	$26,505,350
Pakistan	11,456,550	433,171	–	11,889,721
South Korea	21,587,962	–	3,306,095	24,894,057
Other*	330,835,679	–	–	330,835,679
Total	$388,907,561	$1,911,151	$3,306,095	$394,124,807

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Micro Cap Fund
Common Stocks
Australia	$1,610,657	$85,259	$–	$1,695,916
South Korea	717,162	–	83,107	800,269
United States	4,588,063	281,137	–	4,869,200
Other*	28,374,853	–	–	28,374,853
Total	$35,290,735	$366,396	$83,107	$35,740,238

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Opportunities Fund
Common Stocks
Australia	$10,993,437	$786,587	$–	$11,780,024
Other*	685,427,043	–	–	685,427,043
Total	$696,420,480	$786,587	$–	$697,207,067

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Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2017

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Reach Fund
Common Stocks
Australia	$4,398,513	$174,220	$–	$4,572,733
Indonesia	8,141,889	430,827	–	8,572,716
South Korea	7,303,743	–	658,113	7,961,856
Spain	–	–	12	12
United States	67,344,807	820,022	–	68,164,829
Other*	225,932,359	–	–	225,932,359
Preferred Stocks*	$623,206	$–	$–	$623,206
Total	$313,744,517	$1,425,069	$658,125	$315,827,711

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Stalwarts Fund
Common Stocks*	$105,956,413	$–	$–	$105,956,413
Preferred Stocks*	1,193,704	–	–	1,193,704
Total	$107,150,117	$–	$–	$107,150,117

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak International Opportunities Fund
Common Stocks
Australia	$16,908,290	$826,583	$–	$17,734,873
Indonesia	24,974,198	1,815,018	–	26,789,216
South Korea	19,237,342	–	2,905,555	22,142,897
Other*	692,842,111	–	–	692,842,111
Total	$753,961,941	$2,641,601	$2,905,555	$759,509,097

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak International Stalwarts Fund
Common Stocks*	$288,460,073	$–	$–	$288,460,073
Preferred Stocks*	4,145,596	–	–	4,145,596
Total	$292,605,669	$–	$–	$292,605,669

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

The Funds had the following transfers between levels 1 and 2 during the year ended April 30, 2017:

	Level 1 - Quoted and Unadjusted Prices		Level 2 - Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Grandeur Peak Emerging Markets Opportunities Fund
Common Stocks	$–	$(1,911,151)	$1,911,151	$–
Total	$–	$(1,911,151)	$1,911,151	$–

	Level 1 - Quoted and Unadjusted Prices		Level 2 - Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Grandeur Peak Global Micro Cap Fund
Common Stocks	$111,002	$(85,259)	$85,259	$(111,002)
Total	$–	$(85,259)	$85,259	$–

Annual Report | April 30, 2017	83

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2017

	Level 1 - Quoted and Unadjusted Prices		Level 2 - Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Grandeur Peak Global Opportunities Fund
Common Stocks	$–	$(786,587)	$786,587	$–
Total	$–	$(786,587)	$786,587	$–

	Level 1 - Quoted and Unadjusted Prices		Level 2 - Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Grandeur Peak Global Reach Fund
Common Stocks	$737,280	$(605,047)	$605,047	$(737,280)
Total	$–	$(605,047)	$605,047	$–

	Level 1 - Quoted and Unadjusted Prices		Level 2 - Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Grandeur Peak International Opportunities Fund
Common Stocks	$–	$(2,641,601)	$2,641,601	$–
Total	$–	$(2,641,601)	$2,641,601	$–

The transfer amounts disclosed in the table above represent the value of the securities as of April 30, 2017 transferred in/(out) of Level 1 and Level 2 during the reporting period that were also held at April 30, 2016. The above transfers from Level 2 to Level 1 were due to the ability to obtain a closing market price within an active market for a security that previously had no market to trade. Additionally, the above transfers from Level 1 to Level 2 were due to the inability to obtain a closing market price due to an inactive market to trade. For the year ended April 30, 2017, the Grandeur Peak Global Stalwarts Fund and Grandeur Peak International Stalwarts Fund did not have any transfers in/(out) of Level 1 and Level 2 securities.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Grandeur Peak Emerging Markets Opportunities Fund	Common Stocks	Total
Balance as of April 30, 2016	$–	$–
Accrued Discount/Premium	–	–
Return of Capital	–	–
Realized Gain/(Loss)	–	–
Change in Unrealized Appreciation/(Depreciation)	–	–
Purchases	–	–
Sales Proceeds	–	–
Transfer into Level 3	3,306,095	3,306,095
Transfer out of Level 3	–	–
Balance as of April 30, 2017	$3,306,095	$3,306,095
Net change in unrealized Appreciation/(Depreciation) included in the Statement of Operations attributable to Level 3 investments held at April 30, 2017	$–	$–

Grandeur Peak Global Micro Cap Fund	Common Stocks	Total
Balance as of April 30, 2016	$–	$–
Accrued Discount/Premium	–	–
Return of Capital	–	–
Realized Gain/(Loss)	–	–
Change in Unrealized Appreciation/(Depreciation)	–	–
Purchases	–	–
Sales Proceeds	–	–
Transfer into Level 3	83,107	83,107
Transfer out of Level 3	–	–
Balance as of April 30, 2017	$83,107	$83,107
Net change in unrealized Appreciation/(Depreciation) included in the Statement of Operations attributable to Level 3 investments held at April 30, 2017	$–	$–

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Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2017

Grandeur Peak Global Reach Fund	Common Stocks	Total
Balance as of April 30, 2016	$1	$1
Accrued Discount/Premium	–	–
Return of Capital	–	–
Realized Gain/(Loss)	–	–
Change in Unrealized Appreciation/(Depreciation)	11	11
Purchases	–	–
Sales Proceeds	–	–
Transfer into Level 3	658,113	658,113
Transfer out of Level 3	–	–
Balance as of April 30, 2017	$658,125	$658,125
Net change in unrealized Appreciation/(Depreciation) included in the Statement of Operations attributable to Level 3 investments held at April 30, 2017	$11	$11

Grandeur Peak International Opportunities Fund	Common Stocks	Total
Balance as of April 30, 2016	$–	$–
Accrued Discount/Premium	–	–
Return of Capital	–	–
Realized Gain/(Loss)	–	–
Change in Unrealized Appreciation/(Depreciation)	–	–
Purchases	–	–
Sales Proceeds	–	–
Transfer into Level 3	2,905,555	2,905,555
Transfer out of Level 3	–	–
Balance as of April 30, 2017	$2,905,555	$2,905,555
Net change in unrealized Appreciation/(Depreciation) included in the Statement of Operations attributable to Level 3 investments held at April 30, 2017	$–	$–

Change in unrealized appreciation/depreciation on Level 3 securities is included on the Statements of Operations under Net change in unrealized appreciation/(depreciation) on investments. Realized gain (loss) on Level 3 securities is included on the Statements of Operations under Net realized gain/(loss) on investments.

The table below provided additional information about the Level 3 Fair Value Measurements as of April 30, 2017:

Quantitative Information about Level 3 Fair Value Measurements

Grandeur Peak Emerging Markets Opportunities Fund

Asset Class	Fair Value (USD) at 4/30/17	Valuation Technique	Unobservable Inputs(a)	Value
Foreign Common Stock	$3,306,095	Discount on last quoted exchange price due to factory production halt	Discount	30%

Grandeur Peak Global Micro Cap Fund

Asset Class	Fair Value (USD) at 4/30/17	Valuation Technique	Unobservable Inputs(a)	Value
Foreign Common Stock	$83,107	Discount on last quoted exchange price due to factory production halt	Discount	30%

Grandeur Peak Global Reach Fund

Asset Class	Fair Value (USD) at 4/30/17	Valuation Technique	Unobservable Inputs(a)	Value
Foreign Common Stock	$658,125	Discount on last quoted exchange price due to factory production halt	Discount	30%

Annual Report | April 30, 2017	85

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2017

Grandeur Peak International Opportunities Fund

Asset Class	Fair Value (USD) at 4/30/17	Valuation Technique	Unobservable Inputs(a)	Value
Foreign Common Stock	$2,905,555	Discount on last quoted exchange price due to factory production halt	Discount	30%

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount	Decrease	Increase

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost which is the same basis the Fund uses for federal income tax purposes. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

Cash Management Transactions: The Funds subscribe to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight offshore demand deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances. Excess cash with deposit institutions domiciled outside of the U.S. are subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. Cash balances in the BBH CMS are included on the Statements of Assets and Liabilities under Cash and Foreign Cash, at Value. As of April 30, 2017, the Funds had the following cash balances participating in the BBH CMS:

Fund
Grandeur Peak Emerging Markets Opportunities Fund	$25,727,452
Grandeur Peak Global Micro Cap Fund	921,454
Grandeur Peak Global Opportunities Fund	3,774,600
Grandeur Peak Global Reach Fund	10,767,795
Grandeur Peak Global Stalwarts Fund	3,029,426
Grandeur Peak International Opportunities Fund	13,152,455
Grandeur Peak International Stalwarts Fund	6,019,065

As of April 30, 2017, the Funds had the following foreign cash balances participating in the BBH CMS (cost and value of foreign cash balances are equal):

Fund
Grandeur Peak Emerging Markets Opportunities Fund	$8
Grandeur Peak Global Micro Cap Fund	1,755
Grandeur Peak Global Opportunities Fund	39,071
Grandeur Peak Global Reach Fund	5,994
Grandeur Peak Global Stalwarts Fund	5,143
Grandeur Peak International Opportunities Fund	39,779
Grandeur Peak International Stalwarts Fund	23,671

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Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2017

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign  currency,  less  complete  financial  information  about  companies  and  possible  future  adverse  political  and  economic  developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service.

The contract is marked‐to‐market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a Fund or class of shares of a Fund, including distribution fees (Rule 12b‐1 fees), are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets.

Offering Costs: Offering costs, including costs of printing initial prospectuses, legal and registration fees, are being amortized over twelve months from the inception date of the Funds.  Amounts amortized during the period ended April 30, 2017 for the Grandeur Peak Micro Cap Fund, Grandeur Peak Global Stalwarts Fund, and Grandeur Peak International Stalwarts Fund are shown on the Statements of Operations.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the period ended April 30, 2017, the Funds had a liability for unrecognized capital gains tax. These amounts are disclosed as Foreign Capital Gains Tax on the Statements of Assets and Liabilities. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from their investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes. The Funds intend to pass through foreign tax credits to shareholders.

Annual Report | April 30, 2017	87

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2017

3. TAX BASIS INFORMATION

Reclassifications: As of April 30, 2017, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and are primarily attributed to the differing book/tax treatment of foreign currency transactions, non‐deductible expenses, PFIC investments, equalization book/tax distribution differences and certain other investments. The reclassifications were as follows:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments
Grandeur Peak Emerging Markets Opportunities Fund	$–	$(1,041,329)	$1,041,329
Grandeur Peak Global Micro Cap Fund	(28,906)	47,443	(18,537)
Grandeur Peak Global Opportunities Fund	499,280	(128,546)	(370,734)
Grandeur Peak Global Reach Fund	(82,955)	(47,179)	130,134
Grandeur Peak Global Stalwarts Fund	(22,792)	74,888	(52,096)
Grandeur Peak International Opportunities Fund	761,165	849,564	(1,610,729)
Grandeur Peak International Stalwarts Fund	(23,591)	(466,587)	490,178

Tax Basis of Investments: As of April 30, 2017, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/(Depreciation) of Foreign Currency	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
Grandeur Peak Emerging Markets Opportunities Fund	$83,840,897	$(31,145,544)	$(1,884,940)	$50,810,413	$341,429,454
Grandeur Peak Global Micro Cap Fund	7,177,859	(1,864,656)	(39,807)	5,273,396	30,427,035
Grandeur Peak Global Opportunities Fund	209,572,244	(43,590,623)	(537,275)	165,444,346	531,225,446
Grandeur Peak Global Reach Fund	76,125,182	(19,450,846)	(311,423)	56,362,913	259,153,375
Grandeur Peak Global Stalwarts Fund	16,633,527	(2,036,373)	(108,998)	14,488,156	92,552,963
Grandeur Peak International Opportunities Fund	213,235,736	(40,798,801)	(1,157,839)	171,279,096	587,072,162
Grandeur Peak International Stalwarts Fund	48,654,830	(4,400,058)	(239,983)	44,014,789	248,350,897

Components of Earnings: As of April 30, 2017, components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital Gains/(Losses)	Other Accumulated Gain/(Loss)	Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency	Total Distributable Earnings
Grandeur Peak Emerging Markets Opportunities Fund	$–	$(10,822,309)	$(843,449)	$50,810,413	$39,144,655
Grandeur Peak Global Micro Cap Fund	354,672	523,471	–	5,273,396	6,151,539
Grandeur Peak Global Opportunities Fund	–	12,029,758	–	165,444,346	177,474,104
Grandeur Peak Global Reach Fund	–	(5,696,933)	(183,144)	56,362,913	50,482,836
Grandeur Peak Global Stalwarts Fund	–	610,268	(1,806)	14,488,156	15,096,618
Grandeur Peak International Opportunities Fund	125,618	632,413	–	171,279,096	172,037,127
Grandeur Peak International Stalwarts Fund	–	786,423	(134,092)	44,014,789	44,667,120

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds.

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Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2017

The tax character of distributions paid by the Funds for the fiscal year and or period ended April 30, 2017 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Grandeur Peak Emerging Markets Opportunities Fund	$2,028,686	$–
Grandeur Peak Global Micro Cap Fund	380,816	10,397
Grandeur Peak Global Opportunities Fund	682,795	771,975
Grandeur Peak Global Reach Fund	765,635	–
Grandeur Peak Global Stalwarts Fund	108,750	–
Grandeur Peak International Opportunities Fund	4,568,286	11,768,487
Grandeur Peak International Stalwarts Fund	1,003,004	–

The tax character of distributions paid by the Funds for the fiscal year and or period ended April 30, 2016 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Grandeur Peak Emerging Markets Opportunities Fund	$37	$13,091,570
Grandeur Peak Global Micro Cap Fund	–	–
Grandeur Peak Global Opportunities Fund	4,220,786	45,472,588
Grandeur Peak Global Reach Fund	4,111,213	7,292,064
Grandeur Peak Global Stalwarts Fund	12,473	–
Grandeur Peak International Opportunities Fund	5,508,633	28,796,865
Grandeur Peak International Stalwarts Fund	30,017	–

As of April 30, 2017, the following Funds had available for Federal income tax purposes unused capital losses that may be used to offset future realized capital gains.  The following losses will be carried forward indefinitely to offset future realized gains:

Fund	Short-Term	Long-Term
Grandeur Peak Emerging Markets Opportunities Fund	$6,261,205	$–
Grandeur Peak Global Reach Fund	735,246	4,961,687

The following Fund elects to defer to the period ending April 30, 2018, capital losses recognized during the period November 1, 2016 to April 30, 2017 in the amount of:

Fund	Capital Losses Recognized
Grandeur Peak Emerging Markets Opportunities Fund	$4,561,104

The Grandeur Peak International Opportunities Fund and the Grandeur Peak International Stalwarts Fund used capital loss carryovers during the period ended December 31, 2017 in the amounts of $161,958 and $8,620, respectively.

The following Funds elects to defer to the period ending April 30, 2018, late year ordinary losses in the amount of:

Fund	Ordinary Losses Recognized
Grandeur Peak Emerging Markets Opportunities Fund	$843,449
Grandeur Peak Global Reach Fund	183,144
Grandeur Peak Global Stalwarts Fund	1,806
Grandeur Peak International Stalwarts Fund	134,092

Annual Report | April 30, 2017	89

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2017

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short term securities) during the year ended April 30, 2017  were  as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Grandeur Peak Emerging Markets Opportunities Fund	$150,251,166	$163,154,042
Grandeur Peak Global Micro Cap Fund	12,081,786	11,795,754
Grandeur Peak Global Opportunities Fund	191,189,271	211,202,419
Grandeur Peak Global Reach Fund	121,704,831	139,063,867
Grandeur Peak Global Stalwarts Fund	81,151,570	21,673,837
Grandeur Peak International Opportunities Fund	207,089,151	230,789,471
Grandeur Peak International Stalwarts Fund	194,109,255	72,760,159

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding  are  fully  paid  and  are  transferable  and  redeemable  at  the  option  of  the  shareholder.  Purchasers  of  the  share  do  not  have  any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no  pre‐emptive rights.

Shares redeemed within 60 days of purchase may incur a 2% short‐term redemption fee deducted from the redemption amount. For the year ended April 30, 2017 and the year ended April 30, 2016, the redemption fees charged by the Funds are presented in the Statements of Changes in Net Assets.

6. MANAGEMENT AND RELATED‐PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, (the “Advisory Agreement”), each Fund pays the Adviser an annual management fee based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ advisory fee rates.

Fund	Advisory Fee
Grandeur Peak Emerging Markets Opportunities Fund	1.35%
Grandeur Peak Global Micro Cap Fund	1.50%
Grandeur Peak Global Opportunities Fund	1.25%
Grandeur Peak Global Reach Fund	1.10%
Grandeur Peak Global Stalwarts Fund	0.80%
Grandeur Peak International Opportunities Fund	1.25%
Grandeur Peak International Stalwarts Fund	0.80%

90	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2017

The Adviser has contractually agreed to limit certain of each Fund’s expenses. The following table reflects the Funds’ expense cap.

Fund	Expense Cap	Term of Expense Limit Agreements
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class	1.95%	September 1, 2015 – August 31, 2016 /
Institutional Class	1.70%	September 1, 2016 – August 31, 2017
Grandeur Peak Global Micro Cap Fund
Institutional Class	2.00%	June 29, 2015 – August 31, 2016 /
		September 1, 2016 – August 31, 2017
Grandeur Peak Global Opportunities Fund
Investor Class	1.75%	September 1, 2015 – August 31, 2016 /
Institutional Class	1.50%	September 1, 2016 – August 31, 2017
Grandeur Peak Global Reach Fund
Investor Class	1.60%	September 1, 2015 – August 31, 2016 /
Institutional Class	1.35%	September 1, 2016 – August 31, 2017
Grandeur Peak Global Stalwarts Fund
Investor Class	1.35%	June 29, 2015 – August 31, 2016 /
Institutional Class	1.10%	September 1, 2016 – August 31, 2017
Grandeur Peak International Opportunities Fund
Investor Class	1.75%	September 1, 2015 – August 31, 2016 /
Institutional Class	1.50%	September 1, 2016 – August 31, 2017
Grandeur Peak International Stalwarts Fund
Investor Class	1.35%	June 29, 2015 – August 31, 2016 /
Institutional Class	1.10%	September 1, 2016 – August 31, 2017

Pursuant to these agreements, each Fund will reimburse the Adviser for any previous fee waivers and expense reimbursements made by the Adviser, provided that any such reimbursements made by the Funds to the Adviser will not cause the Funds’ expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred. Fees waived/reimbursed by adviser for the year ended April 30, 2017 are disclosed in the Statements of Operations.

In addition to the foregoing contractual arrangements, the Adviser has voluntarily agreed, effective September 1, 2016, to waive, with respect to the Grandeur Peak Global Opportunities Fund and the Grandeur Peak International Opportunities Fund only, annual management fees to the extent such fees exceed 1.10% on assets above $500 million in such Fund. This voluntary arrangement is not entitled to recoupment and may be terminated at any time by the Adviser.

Annual Report | April 30, 2017	91

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2017

For the year ended April 30, 2017, the fee waivers/reimbursements and/or recoupments were as follows:

Fund	Fees Waived/Reimbursed By Adviser	Recoupment of Previously Waived Fees By Adviser
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak Global Micro Cap Fund
Institutional Class	54,685	–
Grandeur Peak Global Opportunities Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak Global Reach Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak Global Stalwarts Fund
Investor Class	$23,105	$–
Institutional Class	22,190	–
Grandeur Peak International Opportunities Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak International Stalwarts Fund
Investor Class	$–	$7,314
Institutional Class	–	44,153

As of April 30, 2017, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2019	Expires 2020	Total
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class	$–	$–	$–
Institutional Class	–	–	–
Grandeur Peak Global Micro Cap Fund
Institutional Class	$44,561	$54,685	$99,246
Grandeur Peak Global Opportunities Fund
Investor Class	$–	$–	$–
Institutional Class	–	–	–
Grandeur Peak Global Reach Fund
Investor Class	$–	$–	$–
Institutional Class	–	–	–
Grandeur Peak Global Stalwarts Fund
Investor Class	$56,762	$23,105	$79,867
Institutional Class	55,389	22,190	77,579
Grandeur Peak International Opportunities Fund
Investor Class	$–	$–	$–
Institutional Class	–	–	–
Grandeur Peak International Stalwarts Fund
Investor Class	$–	$–	$–
Institutional Class	–	–	–

92	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2017

Administrator Fees and Expenses
ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities.  Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations.  Officers of the Trust are employees of ALPS.  The Funds’ administration fee is accrued on a daily basis and paid monthly.  Administration fees paid by the Funds for the year ended April 30, 2017 are disclosed in the Statements of Operations.

ALPS is reimbursed by the Fund for certain out‐of‐pocket expenses.

Transfer Agent
ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out‐of‐pocket expenses. Transfer agent fees paid by the Funds for the year ended April 30, 2017 are disclosed in the Statements of Operations.

Compliance Services
ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a‐1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out‐of‐pocket expenses by the Funds. Compliance service fees paid by the Funds for the year ended April 30, 2017 are disclosed in the Statements of Operations.

Principal Financial Officer
ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Fund for the year ended April 30, 2017 are disclosed in the Statements of Operations.

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of each Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker‐dealer with the U.S. Securities and Exchange Commission.

Each Fund has adopted a Distribution and Services (Rule 12b‐1) Plan pursuant to Rule 12b‐1 of the 1940 Act (the “Plan”) for its Investor Class shares. The Plan allows the Funds to use Investor Class assets to pay fees in connection with the distribution and marketing of Investor Class shares and/or the provision of shareholder services to Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Investor Class shares of each Fund as their funding medium and for related expenses. The recipients of such payments may include the Distributor, other affiliates of the Adviser, broker‐dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. The Plan permits the Funds to make total payments at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to its Investor Class shares. The expenses of the Plan are reflected as distribution and service fees in the Statements of Operations.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. RECENT ACCOUNTING PRONOUNCEMENT

On October 13, 2016, the SEC amended Regulation S‐X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S‐X is August 1, 2017.  Management is currently evaluating the impact to the financial statements and disclosures.

Annual Report | April 30, 2017	93

Grandeur Peak Funds®	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Opportunities Fund, and Grandeur Peak International Stalwarts Fund, seven of the portfolios constituting Financial Investors Trust, as of April 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (as to Grandeur Peak Global Micro Cap Fund, for the year then ended and for the period October 21, 2015 (commencement of operations) to April 30, 2016; and as to Grandeur Peak Global Stalwarts Fund and Grandeur Peak International Stalwarts Fund, for the year then ended and for the period September 2, 2015 (commencement of operations) to April 30, 2016), and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Opportunities Fund, and Grandeur Peak International Stalwarts Fund of Financial Investors Trust as of April 30, 2017, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
June 27, 2017

94	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Disclosure Regarding Approval of Fund Advisory Agreement

April 30, 2017 (Unaudited)

On September 13, 2016, the Trustees met in person to discuss, among other things, the renewal of the investment advisory agreement between the Trust and Grandeur Peak (the “Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and other related materials.  In renewing and approving the Investment Advisory Agreement with Grandeur Peak, the Trustees, including the Independent Trustees, considered the following factors with respect to the Grandeur Peak Global Opportunities Fund (“Global Opportunities Fund”), Grandeur Peak International Opportunities Fund (“Global International Fund”), Grandeur Peak Global Reach Fund (“Global Reach Fund”), Grandeur Peak Emerging Markets Opportunities Fund (“Emerging Markets Opportunities Fund”), Grandeur Peak Global Stalwarts Fund (“Global Stalwart Fund”), Grandeur Peak International Stalwarts Fund (“International Stalwart Fund”), and Grandeur Peak Global Micro Cap Fund (“Micro Cap Fund”) (collectively, the “Grandeur Peak Funds”):

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust, on behalf of the Grandeur Peak Funds to Grandeur Peak of 1.25% of each of the Global Opportunities Fund and Global International Fund daily average net assets, 1.10% of the Global Reach Fund daily average net assets, 1.35% of the Emerging Markets Opportunities Fund daily average net assets, 0.80% of each of the Global Stalwart Fund and International Stalwart Fund daily average net assets and 1.50% of the Micro Cap Fund daily average net assets, in light of the extent and quality of the advisory services provided by Grandeur Peak to the Grandeur Peak Funds.

The Board received and considered information including a comparison of the net and gross management fees and the gross advisory fee of each of the Grandeur Peak Funds with those of funds in the peer group and universe of funds provided by an independent provider of investment company data (the “Data Provider”).  The Trustees noted that the net and gross management fees of the Investor Class, as applicable, and Institutional Class of each Grandeur Peak Fund was above its respective peer group and universe median, except for the Global Stalwart and International Stalwart Funds, which were below their respective peer group and universe median.  The Trustees also noted that the gross advisory fee of the Investor Class, as applicable, and Institutional Class of each Grandeur Peak Fund was above its respective peer group average and median, except for the Institutional Class of the Micro Cap Fund and the Investor Class and the Institutional Class of the Global Stalwarts and International Stalwarts Funds, which were below their respective peer group average and median.

Total Expense Ratios: The Trustees further reviewed and considered the total net expense ratios (after waivers, subject to certain exclusions) of 1.38% for the Institutional Class and 1.62% for the Investor Class of each of the International Opportunities Fund and the Global Opportunities Fund, 1.55% for the Institutional Class and 1.77% for the Investor Class of the Emerging Markets Opportunities Fund, 1.35% for the Institutional Class and 1.60% for the Investor Class of the Global Reach Fund, 2.00% for the Institutional Class of the Micro Cap Fund and 1.35% for the Investor Class and 1.10% for the Institutional Class of each of the Global Stalwarts and International Stalwarts Funds.  The Trustees noted that the total expense ratio (after waivers) of the Investor Class, as applicable, and Institutional Class of each Grandeur Peak Fund was generally above (and in some cases significantly above) the peer group median and average total expense ratios (after waivers), except that the total expense ratio (after waivers) of the Investor Class of the Emerging Markets Opportunities Fund and the International Stalwarts Fund were below the peer group median and average total expense ratios (after waivers).

Nature,  Extent  and  Quality  of  the  Services  under  the  Investment  Advisory  Agreement:  The  Trustees  received  and  considered information regarding the nature, extent and quality of services to be provided to the Grandeur Peak Funds under the Investment Advisory Agreement.  The Trustees reviewed certain background materials supplied by Grandeur Peak in its presentation, including its Form ADV.

The Trustees reviewed and considered Grandeur Peak’s investment advisory personnel, its history as an asset manager and its performance and the amount of assets currently under management by Grandeur Peak and its affiliated entities.  The Trustees also reviewed the research and decision‐making processes utilized by Grandeur Peak, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Grandeur Peak Funds.

The Trustees considered the background and experience of Grandeur Peak’s management in connection with the Grandeur Peak Funds, including reviewing  the  qualifications,  backgrounds  and  responsibilities  of  the  management  team  primarily  responsible  for  the  day‐to‐day  portfolio management of the Grandeur Peak Funds and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Grandeur Peak’s insider trading policies and procedures and its Code of Ethics.

Performance: The Trustees reviewed performance information for each of the Grandeur Peak Funds for the three‐month, 1‐year and 3–year periods, if applicable, ended June 30, 2016.  That review included a comparison of each Grandeur Peak Fund’s performance to the performance of a group of comparable funds selected by the Data Provider.  The Trustees noted that the performance of Investor Class, as applicable, and Institutional Class of each Grandeur Peak Fund was above the median performance of the funds in its respective peer performance universe for the most recent 3‐month, 1‐year and 3‐year period and since inception, as applicable, except that the Investor Class and Institutional Class of the Global Stalwarts Fund was below its respective peer performance universe for the most recent 3‐month period.  The Trustees noted that the since inception performance of each of the Grandeur Peak Funds ranked in the top three of its respective peer performance universe, except the Investor Class of the Emerging Markets Opportunities Fund which ranked fourth in its peer performance universe.

Annual Report | April 30, 2017	95

Grandeur Peak Funds®	Disclosure Regarding Approval of Fund Advisory Agreement

April 30, 2017 (Unaudited)

The Trustees also considered Grandeur Peak’s discussion of each Grandeur Peak Fund’s underlying portfolio diversification categories, its top contributors and top detractors, as well as Grandeur Peak’s performance and reputation generally and its investment techniques, risk management controls and decision‐making processes.

Comparable  Accounts:  The  Trustees  considered  certain  information  provided  by  Grandeur  Peak  regarding  fees  charged  to  its  limited partnerships and separately managed accounts utilizing strategies similar to those employed by the Global Opportunities Fund and the Global International Fund, noting Grandeur Peak’s statements in the Grandeur Peak Book regarding differences in how often the accounts are priced, number of clientele, turnover of client assets, and operational structure.

Profitability: The Trustees received and considered a retrospective and projected profitability analysis prepared by Grandeur Peak based on the fees payable under the Investment Advisory Agreement with respect to each Grandeur Peak Fund.  The Trustees considered the profits, if any, anticipated to be realized by Grandeur Peak in connection with the operation of each Grandeur Peak Fund.  The Board then reviewed Grandeur Peak’s Income Statement and Balance Sheet for the calendar years 2011‐2015 and projections for 2016 in order to analyze the financial condition and stability and profitability of Grandeur Peak.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Grandeur Peak Funds will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Grandeur Peak from its relationship with the Grandeur Peak Funds, including whether soft dollar arrangements were used.

In renewing Grandeur Peak as the Grandeur Peak Funds’ investment adviser and renewing the Investment Advisory Agreement and the fees charged under the Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Investment Advisory Agreement.  Further, the Independent Trustees were  advised  by  separate  independent  legal  counsel  throughout  the  process.    The  Trustees,  including  all  of  the  Independent  Trustees,  concluded that:

•
the net and gross management fees of the Investor Class, as applicable, and Institutional Class of each Grandeur Peak Fund was above its respective peer group and universe median, except for the Global Stalwart and International Stalwart Funds, which were below their respective peer group and universe median; and the gross advisory fee of the Investor Class, as applicable, and Institutional Class of each Grandeur Peak Fund was above its respective peer group average and median, except for the Institutional Class of the Micro Cap Fund and the Investor Class and the Institutional Class of the Global Stalwarts and International Stalwarts Funds, which were below their respective peer group average and median;

•
the total expense ratios (after waivers) of the Investor Class, as applicable, and Institutional Class of each Grandeur Peak Fund was generally above (and in some cases significantly above) the peer group median and average total expense ratios (after waivers), except that the total expense ratio (after waivers) of the Investor Class of the Emerging Markets Opportunities Fund and the International Stalwarts Fund were below the peer group median and average total expense ratios (after waivers);

•	the nature, extent and quality of services to be rendered by Grandeur Peak under the Investment Advisory Agreement with respect to the Grandeur Peak Funds were adequate;
•
the performance of Investor Class, as applicable, and Institutional Class of each Grandeur Peak Fund was above the median performance of the funds in its respective peer performance universe for the most recent 3‐month, 1‐year and 3‐year period and since inception, as applicable, (except that the Investor Class and Institutional Class of the Global Stalwarts Fund was below its respective peer performance universe for the most recent 3‐month period) and the since inception performance of each of the Grandeur Peak Funds ranked in the top three of its respective peer performance universe, (except the Investor Class of the Emerging Markets Opportunities Fund which ranked fourth in its peer performance universe);

•
bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Grandeur Peak’s other clients employing a comparable strategy to one or more of the Grandeur Peak Funds were not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by the Grandeur Peak Funds;

•	the profit, if any, realized by Grandeur Peak in connection with the operation of the Grandeur Peak Funds is not unreasonable to the Grandeur Peak Funds; and
•	there were no material economies of scale or other incidental benefits accruing to Grandeur Peak in connection with its relationship with the Grandeur Peak Funds.

96	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Disclosure Regarding Approval of Fund Advisory Agreement

April 30, 2017 (Unaudited)

During the review process, the Trustees noted certain instances where clarification or follow‐up was appropriate and others where the Trustees determined that further clarification or follow‐up was not necessary.  In those instances where clarification or follow‐up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided with respect to the Investment Advisory Agreement, the Board had received sufficient information to approve the Investment Advisory Agreement.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Grandeur Peak’s compensation for investment advisory services is consistent with the best interests of the Grandeur Peak Funds and their shareholders.

Annual Report | April 30, 2017	97

Grandeur Peak Funds®	Additional Information

April 30, 2017 (Unaudited)

1.  FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll‐free) 855‐377‐PEAK(7325) and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Funds designate the following for federal income tax purposes for distributions made during the fiscal year ended April 30, 2017, if any:

	Foreign Taxes Paid	Foreign Source Income
Global Opportunities Fund	$779,972	$7,897,413
International Opportunities Fund	$1,297,180	$11,729,873
Global Reach Fund	$400,769	$4,284,561
Emerging Markets Opportunities Fund	$679,673	$7,042,550
Global Micro Cap Fund	$70,496	$583,044
Global Stalwarts Fund	$62,838	$571,998
International Stalwarts Fund	$274,325	$2,593,643

Of the distributions paid by the Funds from ordinary income for the calendar year ended December 31, 2016, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
Global Opportunities Fund	100.00%	100.00%
International Opportunities Fund	0.50%	85.76%
Global Reach Fund	50.56%	100.00%
Emerging Markets Opportunities Fund	0.96%	82.72%
Global Micro Cap Fund	24.73%	95.32%
Global Stalwarts Fund	54.91%	73.32%
International Stalwarts Fund	0.82%	92.56%

In early 2017, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2016 via Form 1099.  The Funds will notify shareholders in early 2018 of amounts paid to them by the Funds, if any, during the calendar  year 2017.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Funds designated the following as long‐term capital gain dividends:

Long-term Capital Gain
Global Opportunities Fund	$771,975
International Opportunities Fund	$11,768,487
Global Reach Fund	–
Emerging Markets Opportunities Fund	–
Global Micro Cap Fund	$10,397
Global Stalwarts Fund	–
International Stalwarts Fund	–

The amounts above include $481,599 of earnings and profits distributed to shareholders on redemptions for the Global Opportunities Fund and $215,680 for International Opportunities.  All other funds did not include redemptions to shareholders as distributions of earnings and profit.

98	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Trustees and Officers

April 30, 2017 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855‐377‐7325.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re‐elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	34	Ms. Anstine is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co‐Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co‐Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr. Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	34	Mr. Deems is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds); Clough Funds Trust (1 fund); Elevation ETF Trust (1 fund); and Reaves Utility Income Fund (1 fund).

Annual Report | April 30, 2017	99

Grandeur Peak Funds®	Trustees and Officers

April 30, 2017 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	34
Mr. Rutledge is a Trustee of Principal Real Estate Income Fund (1 fund), Clough Global Dividend and Income Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).

Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.
Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part‐owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.
				34	None.

100	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Trustees and Officers

April 30, 2017 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee and President	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001‐2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act.	34
Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All‐Star Equity Fund (1 fund); and Director of the Liberty All‐Star Growth Fund, Inc. (1 fund).

Annual Report | April 30, 2017	101

Grandeur Peak Funds®	Trustees and Officers

April 30, 2017 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.
Ms. Storms is Senior Vice President ‐ Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All‐Star Equity Fund, Liberty All‐Star Growth Fund, Inc., ALPS Series Trust and Elevation ETF Trust. Ms. Storms also serves as a Board member and Treasurer of The Center for Trauma & Resilience, a nonprofit agency.

Karen S. Gilomen, 1970	Secretary	Ms. Gilomen was elected Secretary of the Trust at the December 13, 2016 meeting of the Board of Trustees.
Ms. Gilomen joined ALPS in August 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen was Vice President ‐ General Counsel & CCO of Monticello Associates, Inc. from 2010 to 2016. Because of her position with ALPS, Ms. Gilomen is deemed an affiliate of the Trust, as defined under the 1940 Act. Ms. Gilomen is also the Secretary of Oak Associates Funds and Reaves Utility Income Fund, and the Assistant Secretary of the WesMark Funds.

Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.
Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Boulder Growth & Income Fund, Inc., Centre Funds, Elevation ETF Trust, Index Funds, Reality Shares ETF Trust and Reaves Utility Income Fund.

Jennell Panella, 1974	Assistant Treasurer	Ms. Panella was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees.
Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009‐2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Panella also serves as Assistant Treasurer of James Advantage Funds.

Alan Gattis, 1980	Assistant Treasurer	Mr. Gattis was elected Assistant Treasurer of the Trust at the September 13, 2016 meeting of the Board of Trustees.
Mr. Gattis joined ALPS in 2011 and is currently Vice President and Fund Controller of ALPS. Prior to joining ALPS, Mr. Gattis was an Auditor at Spicer Jeffries LLP (2009 through 2011) and an Auditor at PricewaterhouseCoopers LLP (2004 ‐ 2009). Because of his position with ALPS, Mr. Gattis is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Gattis is also Assistant Treasurer of ALPS Series Trust, Clough Funds Trust, Clough Global Opportunities Fund, Clough Global Dividend and Income Fund, Clough Global Equity and Griffin Institutional Access Real Estate Fund.

102	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Trustees and Officers

April 30, 2017 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Sharon Akselrod, 1974	Assistant Secretary	Ms. Akselrod was elected Assistant Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.
Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013‐2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008‐2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of ALPS ETF Trust.

Jennifer Craig 1973	Assistant Secretary	Ms. Craig was elected Assistant Secretary of the Trust at the June 8, 2016 meeting of the Board of Trustees.
Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Assistant Secretary of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough Funds Trust and ALPS Series Trust.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**
This is the period for which the Trustee or Officer began serving the Trust.  Each Trustee and/or Officer serves an indefinite term, until his successor is elected. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex includes all series of the Trust (currently 34) and any other investment companies for which Grandeur Peak Global Advisors LLC provides investment advisory services (currently none).

Annual Report | April 30, 2017	103

Grandeur Peak Funds®	Privacy Policy

April 30, 2017 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	●	Social Security number and account transactions
	●	Account balances and transaction history
	●	Wire transfer instructions
How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share:	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

104	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Privacy Policy

April 30, 2017 (Unaudited)

Who We Are
Who is providing this notice?
Grandeur Peak Global Opportunities Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Stalwarts Fund, and Grandeur Peak International Stalwarts Fund.

What We Do
How does the Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?	We collect your personal information, for example, when you
	●	open an account
	●	provide account information or give us your contact information
	●	make a wire transfer or deposit money
Why can’t I limit all sharing?	Federal law gives you the right to limit only
	●	sharing for affiliates’ everyday business purposes‐information about your creditworthiness
	●	affiliates from using your information to market to you
	●	sharing for non‐affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
	●	The Funds does not share with non‐affiliates so they can market to you.
Joint marketing	A formal agreement between non‐affiliated financial companies that together market financial products or services to you.
	●	The Funds does not jointly market.
Other Important Information
California Residents
If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Vermont Residents
The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Annual Report | April 30, 2017	105

Contact Us

Mail:	Grandeur Peak Funds, P.O. Box 13664, Denver, CO 80201	E-Mail:	grandeurpeakglobal@alpsinc.com
Phone:	1.855.377.PEAK (7325)	Web:	www.GrandeurPeakGlobal.com

REDMONT

ANNUAL REPORT 2017

April 30, 2017

Redmont Resolute Fund

REDMONT
FUNDS

Redmont Resolute Fund	Shareholder Letter

April 30, 2017 (Unaudited)

PERFORMANCE:

April 30, 2017

The Fund underperformed the HFRX Global Index by approximately 100 basis points(1) over the twelve months ending April 30, 2017. Relative underperformance  has  been  mainly  due  to  relative  value  and  event  driven  strategies,  and  macro  managers  lagging  their  respective  style benchmarks. Strong long/short equity allocations continue to benefit. The Fund historically has strong up market capture with down market capture in line with the index. Since inception, the Fund has outperformed the HFRX Global Index by over 200 basis points annualized. This is due primarily to a higher level of net equity exposure than the benchmark to be able to keep up with strong equity markets.

When compared to the peer group (Morningstar MultiAlternative Universe)(2), the Fund has outperformed the Universe over all time periods – by over 170 basis points during the past twelve months and 235 basis points annualized since inception. As with the HFRX Global Index, the Universe is very diverse and contains many market‐neutral and other low net equity strategies that cause the average net equity exposure for the Universe to be considerably less than our Fund.  Therefore,  we anticipate outperforming the Universe in up markets and underperforming in down markets ‐ recent performance has been consistent with our expectations.

Long/Short Managers – Long/Short equity managers were top overall contributors to the fund, performing well relative to the HFRX Equity Hedge Index. Impala and Boston Partners Research Long/Short posted positive returns for the period.

Macro – Our systematic macro manager was a relative detractor during the past 12 months due to poor performance in currency and interest rate strategies. This sector is a small allocation and is held as a hedge during down markets.

Credit/GTAA – Our tactical manager was a contributor to performance over its last year in the fund as global growth prospects improved helping global bond and emerging market positions. This allocation will be credit‐focused going forward. Our long/short equity strategy has contributed to performance during its first quarter in the fund.

Relative Value – Performance lagged the HFRX Relative Value benchmark. Weiss Alpha Balance Risk failed to keep pace with the relative value peer group but was a positive absolute contributor to performance. Market neutral, equity relative value strategy Clinton lagged because of value and quality factors underperforming.

Event Driven – The absolute return oriented manager AQR Multi‐Strategy lagged the broader event driven space but was a positive absolute contributor. Event driven dedicated manager PSAM has been additive since its addition to the fund in the second half of 2016.

Past performance does not guarantee future results.

Annual Report | April 30, 2017	1

Redmont Resolute Fund	Shareholder Letter

April 30, 2017 (Unaudited)

REDMONT RESOLUTE FUND

Table 1 notes the performance for the Fund as of quarter end under standard reporting (since inception) as well as of April 30th.

Table 1 (2)(3)(4)(5)

Performance (amounts greater than one year are annualized)

	Standardized Performance Data as of March 31, 2017					Standardized Performance Data as of April 30, 2017
	YTD	1-Year	3-Year	5-Year	Since Inception (12/30/11)	YTD	1-Year	3-Year	5-Year	Since Inception (12/30/11)
Redmont Resolute Fund ‐ I Class	2.39%	5.82%	2.34%	3.53%	3.98%	2.39%	5.04%	2.34%	3.49%	3.91%
Morningstar Multi‐ Alternative Universe	1.62%	3.13%	1.14%	1.08%	1.52%	1.97%	3.34%	0.50%	1.17%	1.56%
HFRX Global Index	1.66%	6.19%	‐0.42%	1.35%	1.85%	2.09%	6.21%	‐0.04%	1.41%	1.93%
S&P 500® Index	6.07%	17.17%	10.37%	13.30%	14.95%	7.16%	17.92%	10.47%	13.68%	15.17%

	Gross Expense Ratio	Less Expense Waivers	Net Expense Ratio	Net Ratio ex Dividend & Short Expense
Redmont Resolute Fund ‐ I Class	2.40%	‐1.27%	1.13%	1.05%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-855-268-2242.

The Fund has a redemption fee of 2.00% for shares redeemed within the first 90 days of purchase. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

The Adviser has agreed to waive the portion of its 1.50% Management Fee in excess of any sub-advisory fees paid by the Adviser to sub-advisors in connection with the Fund (“Sub-Advisory Fees”). This agreement (the “Expense Agreement”) is in effect through August 31, 2017. The Adviser may not discontinue this agreement to waive fees prior to August 31, 2017 without the approval by the Fund’s Board of Trustees.

Net Ratio ex Dividend & Short Expense is the Net Expense Ratio less any Dividend and Interest Expense on Securities Sold Short

Portfolio Changes:

In 2016, the overall allocation was adjusted to more closely reflect the asset allocation breakdown of the HFRX Global Hedge Fund Index and categorize investments with more specificity.  In the past six months, the credit allocation of our portfolio shifted to a credit‐only manager removing more Global Tactical Asset Allocation (GTAA) style strategies from Redmont. FPA Crescent and Pinebridge GDAA were removed with proceeds funding the Chatham investment. Chatham employs a long/short credit strategy which seeks to exploit mispricings in high‐yield credit created by market inefficiencies.

Closing:

We continue to add value both in our allocation and manager selection decisions. The changes outlined above should continue to provide additional value going forward. We appreciate your investment in our Redmont Resolute Fund, please feel free to contact us with any questions

Sincerely,

R. Scott Graham, CFA & Michael T. Lytle, CFA
Portfolio Managers(6)

2

Redmont Resolute Fund	Shareholder Letter

April 30, 2017 (Unaudited)

Underlying Allocation Weights & Performance:

The current allocation was modified during the last year to reflect additional sub‐asset classes. Opportunistic was broken out into relative value and event driven. Tactical was split into macro and credit. Long/short equity remains unchanged. This allocation change more closely aligns with the construction of the HFRX Global Hedge Fund index. Figure 1 lists the long‐term target asset allocation for the Fund as well as the allocation as of April 30, 2017.

Figure 1

Holdings and allocations subject to change and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2017	3

Redmont Resolute Fund	Shareholder Letter

April 30, 2017 (Unaudited)

IMPORTANT NOTES AND DISCLOSURES

Past performance does not guarantee future results.

Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please call 1-855-268-2242 to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Highland Associates, Inc. and the information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writers’ current views. The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Highland Associates, Inc. nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information. The Redmont Resolute Fund is distributed by ALPS Distributors, Inc. The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives. Diversification does not eliminate the risk of experiencing investment losses.

RISKS:

The Fund is structured with an Underlying Investment Strategy. This strategy adopts the risks of investments in Other Investment Companies. These risks include, but are not limited to higher expenses, allocation risk, underlying fund risk, transparency risk, and underlying fund managed portfolio risk. Investments which focus on alternative strategies are subject to increased risk and loss of principal and are not suitable for all investors. Swap Risk involves swap agreements and are subject to counterparty default risk and may not perform as intended. Derivatives Risk involves the exercise of skill and judgment. Derivatives may expire worthless or not perform as expected. Equity risk may cause the value of the securities held by the Fund to fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invest.

The Fund’s investments in non‐U.S. issuers may be even more volatile and may present more risks than investments in U.S. issuers.

Commodity Risk may subject the Funds to greater volatility than traditional investments because of global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity. Commodity‐linked investments may not move in the same direction and to the same extent as the underlying commodities.

(1)	Basis point is a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1% or 0.01%(.0001).
(2)
The Morningstar Multi-Alternative Universe is designed to represent the exposure to alternative investment tactics. Funds in this category have the majority of their assets exposed to alternative strategies. An investor’s exposure to different tactics may change slightly over time in response to market movements. Funds in this category include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes. The gross short exposure is greater than 20%.

(3)
The S&P 500® Index is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index. The S&P 500® Index figures do not reflect any fees, expenses, or taxes. Investors cannot invest directly in  this index.

(4)
The HFRX Global Index is designed to be representative of the overall composition of the hedge fund universe, and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value strategies. The index returns are updated periodically and are subject to change.  The returns were accurate as of the date of this publication.  Investors cannot invest directly in an index.

(5)
Highland Associates, Inc. has agreed to waive the portion of its 1.50% Management Fee in excess of any sub-advisory fees paid by the Adviser to sub-advisors in connection with the Redmont Resolute Fund. This agreement is in effect through August 31, 2017. The Adviser may not discontinue this agreement to waive fees without the approval by the Fund’s Board of Trustees.

(6)	R. Scott Graham and Michael T. Lytle are registered representatives of ALPS Distributors, Inc. CFA Institute Marks are trademarks owned by the CFA Institute.

4

Redmont Resolute Fund	Performance Update

April 30, 2017 (Unaudited)

Performance (for the period ended April 30, 2017)

Redmont Resolute Fund

Cumulative Total Return (for the period ended April 30, 2017)	Year-to-Date	1 Year	3 Year	5 Year	Since Inception*	Gross Ratio(a)	Net Ratio(a)
Redmont Resolute Fund ‐ Class I ‐ NAV	2.39%	5.04%	2.34%	3.49%	3.91%	2.40%	1.13%
S&P 500® Index(b)	7.16%	17.92%	10.47%	13.68%	15.16%
Dow Jones U.S Select Dividend Index(c)	4.42%	15.60%	10.91%	14.19%	14.59%
HFRX Global Hedge Fund Index(d)	2.09%	6.21%	‐0.04%	1.41%	1.93%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-855-268-2242.

The Fund has a redemption fee of 2.00% for shares redeemed within the first 90 days of purchase. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

The Adviser has agreed to waive the portion of its 1.50% Management Fee in excess of any sub-advisory fees paid by the Adviser to sub-advisors in connection with the Fund (“Sub-Advisory Fees”). This agreement (the “Expense Agreement”) is in effect through August 31, 2017. The Adviser may not discontinue this agreement to waive fees prior to August 31, 2017 without the approval by the Fund’s Board of Trustees.

*	Fund inception date of 12/30/11.
(a)	Ratios as of the Prospectus dated August 31, 2016 and may differ from the ratios presented in the Financial Highlights.
(b)
The S&P 500® Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.  The index is not actively managed and does not reflect any deduction of fees, expenses or taxes.  An investor may not invest directly in an index.

(c)
The Dow Jones U.S. Select Dividend Index represents the country’s top stocks by dividend yield, selected annually and subject to screening and buffering criteria.  The index is not actively managed and does not reflect any deductions of fees, expenses or taxes.  An investor may not invest directly in an index.

(d)
The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value strategies. The index returns are updated periodically and are subject to change. The returns were accurate as of the date of this publication. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly in an index.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top Ten Holdings**
(for the period ended April 30, 2017)

As a percentage of Net Assets
PIMCO Short‐Term Fund, Institutional Class	23.30%
AQR Multi Strategy Alternative Fund, Class I	14.11%
Redmont Cayman Hldgs MFACT ID: 1772	4.95%
American Media, Inc.	1.78%
Resolute Forest 5/15/23, 5.875%	1.12%
Frontier Comm. 09/15/2022, 10.5%	0.88%
Everi Payments Inc 01/15/2022, 10.00%	0.81%
California Resource 12/15/22, 8.0% 144A	0.65%
Opal Acquisition Inc 12/15/21, 8.875% 144A	0.64%
Navistar International Corp.	0.60%
Top Ten Holdings

**	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2017	5

Redmont Resolute Fund	Performance Update

April 30, 2017 (Unaudited)

Performance of $10,000 Initial Investment (for the period ended April 30, 2017)
Comparison of change in value of a $10,000 investment

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

6

Redmont Resolute Fund	Consolidated Disclosure of Fund Expenses

April 30, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads), redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b‐1) fees, shareholder services fees and other Fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six‐month period of November 1, 2016 to April 30, 2017.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table below under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as applicable sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 11/01/16	ENDING ACCOUNT VALUE 04/30/17	EXPENSE RATIO(a)	EXPENSES PAID, and DURING PERIOD 11/01/16-04/30/17(b)
Redmont Resolute Fund
Class I
Actual	$ 1,000.00	$ 1,034.00	0.70%	$3.53
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,021.32	0.70%	$3.51

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

Annual Report | April 30, 2017	7

Redmont Resolute Fund	Consolidated Schedule of Investments

April 30, 2017

		Value
Description	Shares	(Note 2)
COMMON STOCKS (15.62%)
ADVERTISING (0.08%)
Omnicom Group, Inc.(a)	2,209	$181,403
The Interpublic Group of Companies, Inc.	9,060	213,544
		394,947

AEROSPACE & DEFENSE (0.44%)
General Dynamics Corp.(a)	2,014	390,293
Harris Corp.(a)	4,172	466,805
L‐3 Communications Holdings, Inc.	810	139,134
Lockheed Martin Corp.(a)	1,267	341,393
Northrop Grumman Corp.(a)	853	209,804
Raytheon Co.(a)	2,313	359,001
United Technologies Corp.(a)	2,233	265,704
		2,172,134

AGRICULTURE (0.04%)
Altria Group, Inc.	2,889	207,372

AIRLINES (0.04%)
Delta Air Lines, Inc.(a)	2,259	102,649
United Continental Holdings, Inc.(a)(b)	1,552	108,966
		211,615

AUTO PARTS & EQUIPMENT (0.05%)
BorgWarner, Inc.	2,693	113,860
WABCO Holdings, Inc.(b)	1,008	119,821
		233,681

BANKS (0.79%)
Bank of America Corp.(a)	22,044	514,507
BB&T Corp.(a)	3,325	143,573
Capital One Financial Corp.(a)	2,986	240,015
Citigroup, Inc.(a)	7,916	467,994
Citizens Financial Group, Inc.	2,729	100,182
East West Bancorp, Inc.	3,522	191,139
Fifth Third Bancorp(a)	6,894	168,420
Huntington Bancshares, Inc.(a)	18,840	242,282
ICICI Bank, Ltd., Sponsored ADR	12,383	106,122
JPMorgan Chase & Co.(a)	4,906	426,822
Lloyds Banking Group PLC, ADR	51,716	189,281
Morgan Stanley	1,269	55,037
State Street Corp.(a)	2,664	223,510
SunTrust Banks, Inc.(a)	2,709	153,898
The Goldman Sachs Group, Inc.(a)	717	160,465
U.S. Bancorp	2,864	146,866
Wells Fargo & Co.(a)	7,017	377,795
		3,907,908

BEVERAGES (0.05%)
Coca‐Cola European Partners PLC	6,346	245,083

See Notes to Financial Statements.

8

Redmont Resolute Fund	Consolidated Schedule of Investments

April 30, 2017

		Value
Description	Shares	(Note 2)
BIOTECHNOLOGY (0.07%)
Celgene Corp.(b)	1,139	$141,293
Gilead Sciences, Inc.(a)	3,145	215,590
		356,883

BUILDING MATERIALS (0.07%)
CRH PLC, Sponsored ADR	2,256	81,938
Masco Corp.(a)	7,677	284,202
		366,140

CHEMICALS (0.66%)
Celanese Corp., Class A	1,269	110,454
Ferro Corp.(b)	4,146	74,296
FMC Corp.	1,418	103,840
PPG Industries, Inc.(a)	2,432	267,131
The Sherwin‐Williams Co.	7,608	2,546,246
Versum Materials, Inc.	3,815	122,156
		3,224,123

COAL (0.02%)
SunCoke Energy, Inc.(b)	9,885	90,645

COMMERCIAL SERVICES (1.07%)
EVERTEC, Inc.	4,647	73,655
Kar Auction Services, Inc.	59,453	2,593,340
Nielsen Holdings PLC	6,331	260,394
Paypal Holdings, Inc.(b)	1,857	88,616
Robert Half International, Inc.(a)	2,768	127,466
ServiceMaster Global Holdings, Inc.(b)	55,637	2,119,770
		5,263,241

COMPUTERS (0.40%)
Amdocs, Ltd.(a)	4,395	269,150
Apple, Inc.(a)	1,685	242,050
Brocade Communications Systems, Inc.	18,309	230,144
Dell Technologies, Inc., Class V(a)(b)	1,199	80,465
DXC Technology Co.(a)(b)	6,210	467,861
Hewlett‐Packard Co.	4,129	77,708
Hewlett‐Packard Enterprise Co.(a)	20,798	387,467
Leidos Holdings, Inc.(a)	4,363	229,756
		1,984,601

CONTAINERS & PACKAGING (0.05%)
WestRock Co.(a)	4,154	222,488

DISTRIBUTION & WHOLESALE (0.56%)
Arrow Electronics, Inc.(a)(b)	3,818	269,169
LKQ Corp.(b)	80,246	2,506,885
		2,776,054

DIVERSIFIED FINANCIAL SERVICES (0.56%)
Air Lease Corp.	1,919	73,191

See Notes to Financial Statements.

Annual Report | April 30, 2017	9

Redmont Resolute Fund	Consolidated Schedule of Investments

April 30, 2017

		Value
Description	Shares	(Note 2)
DIVERSIFIED FINANCIAL SERVICES (0.56%) (continued)
Alliance Data Systems Corp.	360	$89,867
CBOE Holdings, Inc.	7,445	613,542
Discover Financial Services(a)	6,179	386,744
Intercontinental Exchange, Inc.	3,300	198,836
Navient Corp.(a)	14,507	220,506
Raymond James Financial, Inc.(a)	2,385	177,730
SLM Corp.(a)(b)	26,827	336,411
Synchrony Financial(a)	9,726	270,383
TD Ameritrade Holding Corp.(a)	4,431	169,574
The Charles Schwab Corp.(a)	5,957	231,429
		2,768,213

ELECTRIC (0.04%)
AES Corp.	15,895	179,772

ELECTRICAL COMPONENTS & EQUIPMENT (0.05%)
AMETEK, Inc.(a)	3,633	207,808
EnerSys	673	55,933
		263,741

ELECTRONICS (0.25%)
Avnet, Inc.(a)	1,817	70,300
Flextronics International, Ltd.(a)(b)	24,501	378,786
Honeywell International, Inc.(a)	1,823	239,068
Jabil Circuit, Inc.(a)	6,005	174,265
TE Connectivity, Ltd.	3,229	249,828
Waters Corp.(b)	587	99,725
		1,211,972

ENGINEERING & CONSTRUCTION (0.02%)
Tutor Perini Corp.(b)	3,219	99,306

ENTERTAINMENT (0.04%)
Six Flags Entertainment Corp.(a)	2,864	179,315

FOOD (0.04%)
Nomad Foods, Ltd.(b)	17,009	200,706

HAND & MACHINE TOOLS (0.05%)
Stanley Black & Decker, Inc.(a)	1,908	259,774

HEALTHCARE ‐ PRODUCTS (0.02%)
Zimmer Biomet Holdings, Inc.	930	111,275

HEALTHCARE ‐ SERVICES (0.33%)
Anthem, Inc.(a)	1,816	323,048
Cigna Corp.	1,852	289,597

See Notes to Financial Statements.

10

Redmont Resolute Fund	Consolidated Schedule of Investments

April 30, 2017

		Value
Description	Shares	(Note 2)
HEALTHCARE ‐ SERVICES (0.33%) (continued)
DaVita, Inc.(a)(b)	3,567	$246,159
Laboratory Corp. of America Holdings(a)(b)	1,506	211,066
Quest Diagnostics, Inc.	1,622	171,137
UnitedHealth Group, Inc.	1,174	205,309
Universal Health Services, Inc., Class B	1,598	192,975
		1,639,291

HOLDING COMPANIES ‐ DIVERSIFIED (0.55%)
HRG Group, Inc.(b)	126,472	2,530,705
Silver Run Acquisition Corp. II(b)	15,735	162,542
		2,693,247

HOUSEWARES (0.52%)
Newell Brands, Inc.	53,211	2,540,293

INSURANCE (0.36%)
Alleghany Corp.(b)	282	172,217
Aon PLC	2,302	275,872
Berkshire Hathaway, Inc., Class B(a)(b)	1,317	217,581
Chubb, Ltd.(a)	1,275	174,994
Marsh & McLennan Cos., Inc.	2,120	157,156
MetLife, Inc.(a)	3,365	174,341
The Allstate Corp.(a)	3,114	253,137
The Travelers Companies, Inc.	1,015	123,485
Unum Group(a)	4,279	198,246
		1,747,029

INTERNET (0.94%)
Alibaba Group Holding, Ltd., Sponsored ADR(b)	2,224	256,872
Alphabet, Inc., Class A(a)(b)	816	754,408
Baidu, Inc., Sponsored ADR(a)(b)	1,100	198,253
CDW Corp.(a)	3,073	181,584
eBay, Inc.(a)(b)	11,220	374,860
The Priceline Group, Inc.(b)	55	101,575
VeriSign, Inc.(b)	793	70,514
Vipshop Holdings, Ltd., ADR(b)	6,737	93,442
Yahoo!, Inc.(b)	48,085	2,318,178
Yandex NV, Class A(b)	3,259	88,840
YY, Inc., ADR(b)	3,362	164,637
		4,603,163

INVESTMENT COMPANIES (0.00%)(c)
Prospect Capital Corp.	10	93

IRON & STEEL (0.03%)
Steel Dynamics, Inc.	3,774	136,392

See Notes to Financial Statements.

Annual Report | April 30, 2017	11

Redmont Resolute Fund	Consolidated Schedule of Investments

April 30, 2017

		Value
Description	Shares	(Note 2)
LEISURE TIME (0.05%)
Brunswick Corp.	4,094	$232,335

MACHINERY ‐ DIVERSIFIED (0.01%)
Hollysys Automation Technologies, Ltd.	3,508	56,268

MEDIA (0.79%)
CBS Corp., Class B(a)	3,935	261,914
Comcast Corp., Class A(a)	11,776	461,501
ITV PLC	621,117	1,689,390
Liberty Broadband Corp., Class C(a)(b)	842	76,757
Liberty Global PLC LiLAC, Class C(b)	3,498	76,396
Liberty Global PLC, Class C(a)(b)	12,015	415,839
Scripps Networks Interactive, Inc., Class A	3,272	244,484
Time Warner, Inc.	3,789	376,134
Twenty‐First Century Fox, Inc., Class A	9,676	295,505
		3,897,920

MISCELLANEOUS MANUFACTURING (0.25%)
Carlisle Cos., Inc.	1,854	187,977
Danaher Corp.(a)	2,536	211,325
Eaton Corp PLC	2,402	181,687
Illinois Tool Works, Inc.	1,270	175,374
Ingersoll‐Rand PLC(a)	1,370	121,588
Textron, Inc.(a)	7,265	338,985
		1,216,936

OIL & GAS (1.38%)
Cimarex Energy Co.	1,713	199,873
Diamondback Energy, Inc.(b)	3,614	360,822
Energen Corp.(b)	4,449	231,303
Enerplus Corp.	18,947	136,608
Gulfport Energy Corp.(a)(b)	6,519	103,522
Halcon Resources Corp.(b)(d)(e)	20,000	107,200
Jagged Peak Energy, Inc.(b)	9,377	104,460
Kosmos Energy, Ltd.(b)	17,916	107,675
Marathon Petroleum Corp.	51,664	2,631,764
Parsley Energy, Inc., Class A(a)(b)	7,370	219,552
Pioneer Natural Resources Co.	789	136,489
QEP Resources, Inc.(b)	14,127	166,840
RSP Permian, Inc.(b)	2,899	110,307
Tesoro Corp.	25,977	2,070,627
WildHorse Resource Development Corp.(b)	7,530	82,152
		6,769,194

OIL & GAS SERVICES (0.02%)
NCS Multistage Holdings, Inc.	5,391	98,459

PACKAGING & CONTAINERS (0.18%)
Berry Plastics Group, Inc.(a)(b)	5,949	297,450
Crown Holdings, Inc.(a)(b)	4,108	230,418

See Notes to Financial Statements.

12

Redmont Resolute Fund	Consolidated Schedule of Investments

April 30, 2017

		Value
Description	Shares	(Note 2)
PACKAGING & CONTAINERS (0.18%) (continued)
Graphic Packaging Holding Co.(a)	16,535	$224,545
Sealed Air Corp.(a)	3,416	150,372
		902,785

PHARMACEUTICALS (0.25%)
Cardinal Health, Inc.(a)	2,019	146,559
Express Scripts Holding Co.(b)	1,823	111,823
Johnson & Johnson(a)	2,692	332,381
Merck & Co., Inc.(a)	5,776	360,018
Pfizer, Inc.	5,075	172,144
Sanofi, ADR	2,108	99,709
		1,222,634

PIPELINES (0.63%)
Boardwalk Pipeline MLP	15,574	282,512
Enterprise Products Partners LP MLP	4,430	121,028
MPLX LP	12,949	456,193
Tesoro Logistics LP	40,387	2,215,631
		3,075,364

RETAIL (1.65%)
Alimentation Couche‐Tard, Inc., Class B	48,906	2,249,235
CVS Health Corp.	1,583	130,503
Dollar General Corp.	28,799	2,093,975
Dunkin' Brands Group, Inc.	10,928	610,438
Lowe's Cos., Inc.(a)	32,212	2,734,155
The Home Depot, Inc.	1,000	156,100
The TJX Companies, Inc.	1,806	142,024
		8,116,430

SEMICONDUCTORS (0.35%)
Avago Technologies, Ltd.(a)	1,816	400,991
KLA‐Tencor Corp.	2,327	228,558
Marvell Technology Group, Ltd.	16,697	250,789
ON Semiconductor Corp.(a)(b)	26,217	371,757
Qorvo, Inc.(b)	1,937	131,774
Texas Instruments, Inc.(a)	4,385	347,204
		1,731,073

SHIPBUILDING (0.04%)
Huntington Ingalls Industries, Inc.	977	196,270

SOFTWARE (1.22%)
Activision Blizzard, Inc.	2,036	106,381
Electronic Arts, Inc.(b)	2,420	229,464
Fidelity National Information Services, Inc.	24,301	2,045,901
Microsoft Corp.(a)	6,221	425,890
NetEase, Inc., ADR(a)	1,549	411,089
Oracle Corp.(a)	9,694	435,842
SS&C Technologies Holdings, Inc.	63,724	2,341,220
		5,995,787

See Notes to Financial Statements.

Annual Report | April 30, 2017	13

Redmont Resolute Fund	Consolidated Schedule of Investments

April 30, 2017

Description	Shares	Value (Note 2)
SPECIAL CHEMICALS (0.02%)
Valvoline, Inc.	4,620	$102,795

TELECOMMUNICATIONS (0.11%)
Cisco Systems, Inc.(a)	7,447	253,719
CommScope Holding Co., Inc.(b)	2,913	122,463
Verizon Communications, Inc.	4,009	184,053
		560,235

TEXTILES (0.46%)
Mohawk Industries, Inc.(b)	9,540	2,239,897

TOYS, GAMES & HOBBIES (0.02%)
Hasbro, Inc.	933	92,470

TOTAL COMMON STOCKS (Cost $65,391,458)		76,797,349

LIMITED PARTNERSHIPS (0.03%)
OIL & GAS (0.03%)
Viper Energy Partners LP	8,192	138,855

TOTAL LIMITED PARTNERSHIPS (Cost $139,009)		138,855

OPEN‐END MUTUAL FUNDS (37.41%)
AQR Multi Strategy Alternative Fund, Class I	7,288,648	69,387,930
PIMCO Short‐Term Fund, Institutional Class	11,655,837	114,576,875
		183,964,805

TOTAL OPEN‐END MUTUAL FUNDS (Cost $183,754,756)		183,964,805

	Exercise Date	Exercise Price	Contracts	Value (Note 2)
PURCHASED PUT OPTIONS (0.03%)
S&P 500 Index	05/22/2017	$ 2,225	93	17,019
S&P 500 Index	05/31/2017	2,275	239	135,035
S&P 500 Index	06/01/2017	2,225	31	10,695
				162,749

TOTAL PURCHASED OPTIONS (Cost $241,729)				162,749

See Notes to Financial Statements.

14

Redmont Resolute Fund	Consolidated Schedule of Investments

April 30, 2017

Description		Principal Amount	Value (Note 2)
CORPORATE BONDS (11.74%)
CASINOS & GAMING (0.18%)
Jack Ohio Financial LLC
10.25%,	11/15/2022(f)	$825,000	$896,156

COMMERCIAL SERVICES (0.72%)
iPayment, Inc.
10.75%,	04/15/2024(f)	1,381,000	1,494,933
RR Donnelley & Sons Co.
6.00%,	04/01/2024	903,000	852,206
6.50%,	11/15/2023	477,000	468,056
6.63%,	04/15/2029	112,000	100,240
7.00%,	02/15/2022	607,000	625,210
			3,540,645

COMPUTERS (1.42%)
Everi Payments, Inc.
10.00%,	01/15/2022	3,698,000	3,989,217
Harland Clarke Holdings Corp.
8.38%,	08/15/2022(f)	442,000	456,365
9.25%,	03/01/2021(f)	2,610,000	2,525,175
			6,970,757

FOOD (0.05%)
Chobani LLC/Chobani Finance Corp., Inc.
7.50%,	04/15/2025(f)	165,000	170,775
Clearwater Seafoods, Inc.
6.88%,	05/01/2025(f)	83,000	86,112
			256,887

FOREST PRODUCTS & PAPER (1.12%)
Resolute Forest Products, Inc.
5.88%,	05/15/2023(a)	5,740,000	5,510,400

HEALTH CARE FACILITIES & SERVICES (0.59%)
Kindred Healthcare, Inc.
8.75%,	01/15/2023	2,810,000	2,894,300

HOLDING COMPANIES ‐ DIVERSIFIED (0.64%)
Opal Acquisition, Inc.
8.88%,	12/15/2021(f)	3,423,000	3,157,718

IRON & STEEL (0.59%)
AK Steel Corp.
7.63%,	10/01/2021	2,720,000	2,842,400
8.38%,	04/01/2022	77,000	80,032
			2,922,432

See Notes to Financial Statements.

Annual Report | April 30, 2017	15

Redmont Resolute Fund	Consolidated Schedule of Investments

April 30, 2017

Description		Principal Amount	Value (Note 2)
LEISURE TIME (0.32%)
Viking Cruises, Ltd.
6.25%,	05/15/2025(f)	$724,000	$700,470
8.50%,	10/15/2022(f)	854,000	894,565
			1,595,035

LODGING (0.03%)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.
5.88%,	05/15/2025(f)	165,000	165,619

MEDIA (0.84%)
Lee Enterprises, Inc.
9.50%,	03/15/2022(f)	1,270,000	1,343,025
Time, Inc.
5.75%,	04/15/2022(a)(f)	2,691,000	2,765,002
			4,108,027

OIL & GAS (1.35%)
California Resource
8.00%,	12/15/2022(f)	4,144,000	3,206,420
Comstock Resources, Inc., PIK Notes
10.00 (or 12.25% PIK)%,	03/15/2020	2,393,000	2,464,790
EP Energy LLC/Everest Acquisition Finance, Inc.
9.38%,	05/01/2020	997,000	949,642
			6,620,852

OIL & GAS SERVICES (0.19%)
McDermott International, Inc.
8.00%,	05/01/2021(f)	893,000	933,632

PUBLISHING & BROADCASTING (2.21%)
American Media, Inc.
0.00%,	03/01/2022(f)(g)	9,200,000	7,507,200
5.50%,	09/01/2021(f)	1,200,000	1,236,000
McClatchy Co.
6.88%,	03/15/2029	1,270,000	1,057,275
7.15%,	11/01/2027	565,000	531,100
9.00%,	12/15/2022	516,000	539,220
			10,870,795

TELECOMMUNICATIONS (0.88%)
Frontier Communications Corp.
10.50%,	09/15/2022	4,276,000	4,324,105

See Notes to Financial Statements.

16

Redmont Resolute Fund	Consolidated Schedule of Investments

April 30, 2017

Description	Principal Amount	Value (Note 2)
TRANSPORTATION & LOGISTICS (0.61%)
Navistar International Corp.
8.25%, 11/01/2021(a)	$2,923,000	$2,974,153

TOTAL CORPORATE BONDS
(Cost $56,274,059)		57,741,513

Description	Principal Amount/Shares	Value (Note 2)
SHORT TERM INVESTMENTS (18.92%)
MONEY MARKET FUNDS (18.92%)
Dreyfus Treasury Cash Management Fund, Institutional Class, 7‐day yield, 0.628%(a)	93,070,053	93,070,053

TOTAL SHORT TERM INVESTMENTS
(Cost $93,070,053)		93,070,053

TOTAL INVESTMENTS (83.75%)
(Cost $398,871,064)		$411,875,324

SEGREGATED CASH WITH BROKERS (25.30%)(h)		124,433,592

SECURITIES SOLD SHORT (‐7.59%)
(Proceeds $35,771,403)		$(37,352,272)

LIABILITIES IN EXCESS OF OTHER ASSETS (‐1.46%)		(7,145,294)
NET ASSETS (100.00%)		$491,811,350

SCHEDULE OF SECURITIES SOLD SHORT
		Value (Note 2)
Description	Shares
COMMON STOCKS (‐3.66%)
APPAREL (‐0.07%)
Columbia Sportswear Co.	(1,717)	$(97,217)
Gildan Activewear, Inc.	(5,139)	(144,098)
Under Armour, Inc., Class A	(5,362)	(115,101)
		(356,416)
AUTO MANUFACTURERS (‐0.05%)
Ferrari NV	(835)	(62,792)
Tesla Motors, Inc.	(603)	(189,384)
		(252,176)
AUTO PARTS & EQUIPMENT (‐0.03%)
Autoliv, Inc.	(1,433)	(143,572)

BANKS (‐0.40%)
BancorpSouth, Inc.	(3,280)	(99,876)
BOK Financial Corp.	(1,054)	(88,842)
Community Bank System, Inc.	(2,429)	(135,903)
Cullen/Frost Bankers, Inc.	(916)	(86,461)
CVB Financial Corp.	(5,351)	(115,261)
First Financial Bankshares, Inc.	(5,737)	(229,193)
Glacier Bancorp, Inc.	(3,019)	(101,982)

See Notes to Financial Statements.

Annual Report | April 30, 2017	17

Redmont Resolute Fund	Consolidated Schedule of Investments

April 30, 2017

Description	Shares	Value (Note 2)
BANKS (‐0.40%) (continued)
Home BancShares, Inc.	(3,086)	$(78,539)
M&T Bank Corp.	(510)	(79,259)
MB Financial, Inc.	(2,453)	(104,277)
Prosperity Bancshares, Inc.	(1,386)	(93,139)
Trustmark Corp.	(3,391)	(112,649)
UMB Financial Corp.	(1,289)	(93,440)
United Bankshares, Inc.	(4,943)	(197,226)
Valley National Bancorp	(7,004)	(82,367)
Westamerica Bancorporation	(3,498)	(192,460)
		(1,890,874)
BEVERAGES (‐0.02%)
The Boston Beer Co., Inc., Class A	(821)	(118,511)

BIOTECHNOLOGY (‐0.04%)
Illumina, Inc.	(567)	(104,816)
Juno Therapeutics, Inc.	(3,938)	(98,214)
		(203,030)
BUILDING MATERIALS (‐0.01%)
Trex Co., Inc.	(429)	(31,399)

CHEMICALS (‐0.09%)
Balchem Corp.	(1,458)	(118,331)
HB Fuller Co.	(1,777)	(93,879)
Ingevity Corp.	(1,682)	(106,353)
NewMarket Corp.	(344)	(161,921)
		(480,484)
COMMERCIAL SERVICES (‐0.12%)
Cimpress NV	(2,086)	(171,219)
CoStar Group, Inc.	(499)	(120,204)
Monro Muffler Brake, Inc.	(1,955)	(101,367)
Multi‐Color Corp.	(1,550)	(119,040)
Rollins, Inc.	(2,087)	(81,038)
		(592,868)
COMPUTERS (‐0.09%)
Electronics for Imaging, Inc.	(3,626)	(165,998)
Infosys, Ltd., Sponsored ADR	(7,895)	(114,951)
Wipro, Ltd., ADR	(22,167)	(218,345)
		(499,294)
COSMETICS & PERSONAL CARE (‐0.05%)
Colgate‐Palmolive Co.	(999)	(71,968)
Coty, Inc., Class A	(6,805)	(121,469)
		(193,437)
DIVERSIFIED FINANCIAL SERVICES (‐0.08%)
Eaton Vance Corp.	(4,183)	(179,576)
Financial Engines, Inc.	(3,088)	(131,240)
WisdomTree Investments, Inc.	(7,744)	(64,662)
		(375,478)
ELECTRIC (‐0.02%)
Ormat Technologies, Inc.	(1,798)	(106,190)

ELECTRONICS (‐0.11%)
Itron, Inc.	(3,250)	(210,763)

See Notes to Financial Statements.

18

Redmont Resolute Fund	Consolidated Schedule of Investments

April 30, 2017

Description	Shares	Value (Note 2)
ELECTRONICS (‐0.11%) (continued)
National Instruments Corp.	(9,795)	$(341,943)
		(552,706)
ENTERTAINMENT (‐0.03%)
SeaWorld Entertainment, Inc.	(8,870)	(155,491)

FOOD (‐0.12%)
B&G Foods, Inc.	(3,814)	(160,188)
McCormick & Co., Inc.	(1,365)	(136,364)
Snyder's‐Lance, Inc.	(1,516)	(53,454)
TreeHouse Foods, Inc.	(1,671)	(146,380)
Whole Foods Market, Inc.	(2,858)	(103,945)
		(600,331)
HEALTHCARE ‐ PRODUCTS (‐0.13%)
Henry Schein, Inc.	(428)	(74,386)
IDEXX Laboratories, Inc.	(686)	(115,063)
Intuitive Surgical, Inc.	(203)	(169,682)
West Pharmaceutical Services, Inc.	(1,715)	(157,831)
Wright Medical Group NV	(3,749)	(113,932)
		(630,894)
HOME BUILDERS (‐0.02%)
Thor Industries, Inc.	(1,240)	(119,263)

HOUSEWARES (‐0.02%)
The Toro Co.	(1,796)	(116,596)

INSURANCE (‐0.07%)
Cincinnati Financial Corp.	(1,650)	(118,948)
Mercury Gen Corp.	(2,151)	(132,265)
RLI Corp.	(1,970)	(112,723)
		(363,936)
INTERNET (‐0.19%)
58.com, Inc., ADR	(2,292)	(90,717)
Cogent Communications Holdings, Inc.	(4,601)	(207,045)
F5 Networks, Inc.	(551)	(71,151)
Netflix, Inc.	(1,069)	(162,702)
Proofpoint, Inc.	(2,082)	(156,920)
Snap, Inc., Class A	(3,379)	(76,196)
Wayfair, Inc., Class A	(3,121)	(142,661)
		(907,392)
LEISURE TIME (‐0.03%)
Harley‐Davidson, Inc.	(2,199)	(124,925)

MACHINERY ‐ DIVERSIFIED (‐0.12%)
Cognex Corp.	(1,983)	(169,229)
Deere & Co.	(1,222)	(136,387)
Flowserve Corp.	(962)	(48,937)
The Middleby Corp.	(1,145)	(155,869)
Wabtec Corp.	(958)	(80,367)
		(590,789)
MEDIA (‐0.06%)
EW Scripps Co., Class A	(5,634)	(125,526)
Factset Research Systems, Inc.	(836)	(136,485)
		(262,011)

See Notes to Financial Statements.

Annual Report | April 30, 2017	19

Redmont Resolute Fund	Consolidated Schedule of Investments

April 30, 2017

Description	Shares	Value (Note 2)
METAL FABRICATE & HARDWARE (‐0.02%)
Sun Hydraulics Corp.	(2,260)	$(87,778)

MINING (‐0.02%)
Kinross Gold Corp.	(23,861)	(83,275)

MISCELLANEOUS MANUFACTURING (‐0.06%)
Actuant Corp., Class A	(5,479)	(149,577)
AptarGroup, Inc.	(1,982)	(159,155)
		(308,732)
OIL & GAS (‐0.26%)
Apache Corp.	(2,945)	(143,245)
Carrizo Oil & Gas, Inc.	(4,636)	(116,595)
EP Energy Corp., Class A	(10,941)	(49,453)
Hess Corp.	(3,198)	(156,158)
HollyFrontier Corp.	(6,470)	(182,066)
Laredo Petroleum, Inc.	(11,079)	(142,476)
Matador Resources Co.	(6,433)	(139,467)
Murphy Oil Corp.	(2,702)	(70,738)
Transocean, Ltd.	(10,786)	(118,970)
Ultra Petroleum Corp.	(8,673)	(97,138)
Whiting Petroleum Corp.	(14,361)	(119,196)
		(1,335,502)
OIL & GAS SERVICES (‐0.03%)
National Oilwell Varco, Inc.	(4,044)	(141,419)

PACKAGING & CONTAINERS (‐0.08%)
Ball Corp.	(2,416)	(185,766)
Bemis Co., Inc.	(1,576)	(70,810)
Sonoco Products Co.	(2,848)	(148,979)
		(405,555)
PHARMACEUTICALS (‐0.10%)
AmerisourceBergen Corp.	(1,293)	(106,091)
Bristol‐Meyers Squibb Co.	(2,826)	(158,397)
Eli Lilly & Co.	(1,867)	(153,206)
TESARO, Inc.	(511)	(75,418)
		(493,112)
PIPELINES (‐0.02%)
Tallgrass Energy GP LP	(3,172)	(85,485)

REAL ESTATE INVESTMENT TRUSTS (‐0.06%)
Equinix, Inc.	(474)	(197,990)
Pebblebrook Hotel Trust	(3,043)	(90,560)
		(288,550)
RETAIL (‐0.26%)
Buffalo Wild Wings, Inc.	(855)	(134,705)
CarMax, Inc.	(2,741)	(160,349)
Casey's General Stores, Inc.	(1,088)	(121,932)
Chipotle Mexican Grill, Inc.	(301)	(142,815)
Cracker Barrel Old Country Store, Inc.	(763)	(122,225)
Dollar General Corp.	(1,644)	(119,535)
Dunkin' Brands Group, Inc.	(2,091)	(116,803)
PriceSmart, Inc.	(1,280)	(111,296)
Texas Roadhouse, Inc.	(1,935)	(90,713)

See Notes to Financial Statements.

20

Redmont Resolute Fund	Consolidated Schedule of Investments

April 30, 2017

Description	Shares	Value (Note 2)
RETAIL (‐0.26%) (continued)
The Cheesecake Factory, Inc.	(2,558)	$(164,121)
		(1,284,494)
SAVINGS & LOANS (‐0.04%)
New York Community Bancorp, Inc.	(6,473)	(86,026)
People's United Financial, Inc.	(5,878)	(102,689)
		(188,715)
SEMICONDUCTORS (‐0.05%)
Cavium, Inc.	(1,612)	(110,986)
United Microelectronics Corp., Sponsored ADR	(62,595)	(121,434)
		(232,420)
SOFTWARE (‐0.45%)
2U, Inc.	(2,979)	(135,247)
ACI Worldwide, Inc.	(11,248)	(241,720)
Acxiom Corp.	(3,455)	(99,849)
athenahealth, Inc.	(1,006)	(98,598)
Blackbaud, Inc.	(3,495)	(281,033)
Guidewire Software, Inc.	(3,424)	(210,542)
Medidata Solutions, Inc.	(4,740)	(310,138)
salesforce.com, Inc.	(2,041)	(175,771)
The Ultimate Software Group, Inc.	(997)	(202,062)
Veeva Systems, Inc., Class A	(4,077)	(218,609)
Workday, Inc., Class A	(2,747)	(240,088)
		(2,213,657)
STORAGE & WAREHOUSING (‐0.02%)
Mobile Mini, Inc.	(3,626)	(104,066)

TELECOMMUNICATIONS (‐0.13%)
Arista Networks, Inc.	(1,641)	(229,149)
Frontier Communications Corp.	(22,619)	(42,524)
Sprint Corp.	(23,044)	(208,087)
Telefonica SA, Sponsored ADR	(7,021)	(77,933)
ViaSat, Inc.	(1,028)	(65,823)
		(623,516)
TOYS, GAMES & HOBBIES (‐0.03%)
Mattel, Inc.	(6,237)	(139,834)

TRANSPORTATION (‐0.06%)
Heartland Express, Inc.	(5,059)	(101,787)
JB Hunt Transport Services, Inc.	(1,142)	(102,392)
Old Dominion Freight Line, Inc.	(1,198)	(106,047)
		(310,226)

TOTAL COMMON STOCKS (Proceeds $16,698,279)		(17,994,399)

Description	Principal	Value (Note 2)
CORPORATE BONDS (‐2.00%)
CHEMICALS (‐0.38%)
CVR Partners
9.25%, 6/15/2023(f)	$(1,827,000)	$(1,872,675)

See Notes to Financial Statements.

Annual Report | April 30, 2017	21

Redmont Resolute Fund	Consolidated Schedule of Investments

April 30, 2017

Description	Principal	Value (Note 2)
MISCELLANEOUS MANUFACTURING (‐0.38%)
Bombardier, Inc.
8.75%, 12/1/2021(f)	$(853,000)	$(951,095)
Bombardier, Inc.
7.50%, 3/15/2025(f)	(913,000)	(951,802)
		(1,902,897)
PHARMACEUTICALS (‐0.93%)
Teva Pharmaceuticals
3.15%, 10/1/2026	(2,149,000)	(2,004,867)
Valeant Pharmaceuticals International, Inc.
7.00%, 3/15/2024(f)	(581,000)	(594,073)
VRX Escrow Corp.
6.13%, 4/15/2025(f)	(2,647,000)	(1,964,074)
		(4,563,014)
TELECOMMUNICATIONS (‐0.31%)
T‐Mobile USA, Inc.
6.50%, 1/15/2026	(1,357,000)	(1,507,966)

TOTAL CORPORATE BONDS (Proceeds $9,905,585)		(9,846,552)

Description	Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (‐1.93%)
Consumer Discretionary Select Sector SPDR® Fund	(20,253)	(1,823,985)
Consumer Staples Select Sector SPDR® Fund	(17,470)	(963,995)
Health Care Select Sector SPDR® Fund	(14,639)	(1,105,244)
iShares® 20+ Year Treasury Bond ETF	(12,886)	(1,576,602)
iShares® 7‐10 Year Treasury Bond ETF	(7,080)	(754,728)
iShares® Euro Government 10.5+ Year ETF	(5,377)	(823,166)
iShares® Euro Government 7‐10 Year ETF	(7,476)	(1,691,915)
Vanguard REIT ETF	(9,321)	(771,686)
		(9,511,321)
TOTAL EXCHANGE TRADED FUNDS (‐1.93%) (Proceeds $9,167,539)		(9,511,321)

TOTAL SECURITIES SOLD SHORT (Proceeds $35,771,403)		$(37,352,272)

(a)	Security position either entirely or partially held in a segregated account as collateral for securities sold short and total return swaps. Aggregate total fair value of $25,441,356.
(b)	Non-income producing security.
(c)	Less than 0.005%.
(d)	Restricted security; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933.
(e)	Illiquid security.
(f)
Security exempt from registration under rule 144A of the securities act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At period end, the fair value of those securities held in long positions was $27,539,167 which represents 5.60% of net assets and the value of the securites held in short positions was $(6,333,719) which represents (1.29%) of the Fund’s net assets.

(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(h)	Includes cash which is being held as collateral for securities sold short and total return swap contracts.

See Notes to Financial Statements.

22

Redmont Resolute Fund	Consolidated Schedule of Investments

April 30, 2017

TOTAL RETURN SWAP CONTRACTS*

Counterparty	Reference Obligation	Notional Amount	Rate Paid by the Fund	Termination Date	Unrealized Appreciation/(Depreciation)
Morgan Stanley	BHDG Systematic Trading Segregated Portfolio(a)	$24,617,109	1‐Month LIBOR BBA	09/13/2018	$43,295
Morgan Stanley	Clinton Segregated Portfolio(b)	18,959,466	1‐Month LIBOR BBA	09/13/2018	(10,154)
Morgan Stanley	iBoxx HY Index	(4,250,000)	3‐Month LIBOR	06/20/2017	(30,512)
Morgan Stanley	iBoxx IG Index	(6,000,000)	3‐Month LIBOR	06/20/2017	(15,615)
Morgan Stanley	iBoxx IG Index	(790,000)	3‐Month LIBOR	06/20/2017	(112,838)
Morgan Stanley	iBoxx IG Index	(2,090,000)	3‐Month LIBOR	06/20/2017	(40,107)
Morgan Stanley	Impala Segregated Portfolio(c)	41,592,028	1‐Month LIBOR BBA	03/20/2019	(295,731)
Morgan Stanley	Melchior Segregated Portfolio(d)	41,736,083	1‐Month LIBOR BBA	03/20/2019	(189,521)
Morgan Stanley	PSAM Highland(e)	43,883,488	1‐Month EURIBOR	06/03/2021	10,587
Morgan Stanley	WABR Cayman Company Limited(f)	53,268,427	1‐Month LIBOR BBA	09/01/2020	36,494
		$210,926,601			$(604,102)

*
For the long positions, the Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligation plus the rate paid by the Fund. For short positions, the Fund receives payments based on any negative return of the Reference Obligation less the rate paid by the fund. The Fund makes payments on any positive return of such Reference obligation plus the rate paid by the Fund.

(a)
BHDG Systematic Trading Segregated Portfolio is a quantitative trend following strategy that uses futures.  BHDG will employ some short, medium, and long term signals.  Interest rate, commodity, equity, and sovereign debt futures will be used.  Any asset class may have net long or short exposure, and exposures in aggregate may be net long or short.

(b)
Clinton Segregated Portfolio is a global, quantitative equity market neutral strategy.  The Portfolio will invest in large, mid, and small cap stocks in developed and some emerging markets.  The strategy will also attempt to minimize net exposure to any given country or sector.  The strategy attempts to generate returns primarily through trading value, momentum, and mean reversion models.

(c)
Impala Segregated Portfolio is a European equity long/short strategy that employs a flexible, low-net strategy (0% to 50%), and long exposure will vary between 60% and 100%.  The portfolio is primarily comprised of large and mid-cap stocks listed on European exchanges.

(d)
Melchior Segregated Portfolio is a global equity long/short strategy that uses a long-biased strategy that is focused on cyclical sectors.  The strategy has a net exposure that ranges between 50% and 80%, and long exposure varies between 80% and 100%.  The strategy is comprised of large cap stocks listed on exchanges of developed and emerging market countries.

(e)
PSAM Highland employs an event driven strategy.  The fund will primarily make investments in equity special situations and merger arbitrage.  The strategy will also opportunistically allocate to liquid high yield credit positions when trading at stressed levels.  The strategy will employ gross long exposure of up to 120%, and net exposure will typically vary from 40% to 80%.

(f)
Weiss Alpha Balanced Risk ("WABR") Cayman Company Limited incorporates an absolute return oriented approach within a risk parity framework.  Active absolute return strategies include fundamental long/short equity, credit relative value, discretionary macro, and equity market neutral strategies.  The strategy also maintains a passive risk weighted allocation to equities and fixed income, but each of the three allocations is equally risk weighted subject to a 40% limit on the absolute return allocation.  Gross equity long exposure will typically be 140% or less, and net equity exposure will vary between 5% and 35%.

Common Abbreviations:

AQR - AQR Capital Management LLC.
BBA - British Bankers Association.
EURIBOR - Euro Interbank Offered Rate.
LIBOR - London Interbank Offered Rate.
PIK - Payment in-kind
PIMCO - Pacific Investment Management Company.
S&P - Standard & Poor's.
SPDR - Standard & Poor's Depositary Receipt.

See Notes to Financial Statements.

Annual Report | April 30, 2017	23

Redmont Resolute Fund	Consolidated Statement of Assets and Liabilities

April 30, 2017

Redmont Resolute Fund
ASSETS
Investments, at value	$411,875,324
Unrealized appreciation on total return swap contracts	90,376
Deposits with brokers for securities sold short	35,307,515
Deposits with brokers for total return swap contracts	89,126,077
Receivable for investments sold	1,658,367
Dividends receivable	228,293
Interest receivable	990,043
Receivable for total return swap reset	1,686,182
Prepaid offering costs (Note 2)	14,865
Other assets	17,777
Total assets	540,994,819
LIABILITIES
Securities sold short (Proceeds $35,771,403)	37,352,272
Unrealized depreciation on total return swap contracts	694,478
Payable to custodian due to overdraft (Cost $2,886,639)	2,883,526
Investment advisory fees payable	377,983
Payable for dividend expense on securities sold short	11,872
Payable for interest expense on total return swap contracts	14,809
Payable for investments purchased	7,656,274
Trustee fees and expenses payable	5,992
Chief compliance officer fee payable	4,164
Principal financial officer fees payable	833
Administration fees payable	90,536
Transfer agent fees payable	8,756
Professional fees payable	36,371
Custody fees payable	43,947
Accrued expenses and other liabilities	1,656
Total liabilities	49,183,469
NET ASSETS	$491,811,350
NET ASSETS CONSIST OF
Paid‐in capital (Note 6)	$465,818,951
Accumulated net income	10,952,159
Accumulated net realized gain	4,218,367
Net unrealized appreciation	10,821,873
NET ASSETS	$491,811,350
INVESTMENTS, AT COST	$398,871,064
PRICING OF SHARES
Class I:
Net Asset Value, offering and redemption price per share	$11.14
Net Assets	$491,811,350
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	44,145,034

See Notes to Financial Statements.

24

Redmont Resolute Fund	Consolidated Statement of Operations

For the Year Ended April 30, 2017

Redmont Resolute Fund(a)
INVESTMENT INCOME
Dividends	$6,313,291
Interest	1,918,181
Foreign taxes withheld	(95,187)
Total investment income	8,136,285

EXPENSES
Investment advisory fees (Note 7)	8,819,140
Investment sub‐advisory fee	234,205
Broker fees and charges on securities sold short	132,397
Administration fees	496,488
Transfer agency fees	61,756
Professional fees	106,472
Custody fees	220,874
Reports to shareholders and printing fees	10,226
Trustee fees and expenses	28,318
Registration/filing fees	3,259
Chief compliance officer fees	48,725
Principal financial officer fees	10,000
Offering costs	13,074
Dividend expense on securities sold short	477,402
Other	23,527
Total expenses before waivers	10,685,863
Less fees waived/reimbursed by investment adviser (Note 7)
Class I	(7,367,626)
Waiver of investment advisory fees ‐ subsidiary (Note 7)	(234,205)
Total net expenses	3,084,032
NET INVESTMENT INCOME	5,052,253
Net realized gain on investments (net of foreign capital gains tax of $82,844)	13,802,712
Net realized loss on securities sold short	(5,085,048)
Net realized gain on written options	31,511
Net realized gain on futures contracts	539,124
Net realized gain on total return swap contracts	8,499,142
Net realized loss on foreign currency transactions	(921,695)
Total net realized gain	16,865,746
Net realized capital gain distributions from other investment companies	2,574,206

Net change in unrealized appreciation on investments	4,506,662
Net change in unrealized depreciation on securities sold short	(227,462)
Net change in unrealized appreciation on written options	217,149
Net change in unrealized depreciation on futures contracts	(56,806)
Net change in unrealized depreciation on total return swap contracts	(1,311,049)
Net change in unrealized appreciation on translation of assets and liabilities in foreign currency transactions	1,030,960
Total net change in unrealized appreciation	4,159,454
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	23,599,406
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,651,659

(a)	Prior to August 31, 2016 the Redmont Resolute Fund was known as the Redmont Resolute Fund II.

See Notes to Financial Statements.

Annual Report | April 30, 2017	25

Redmont Resolute Fund	Consolidated Statements of Changes in Net Assets

	Redmont Resolute Fund
	For the Year Ended April 30, 2017(a)	For the Year Ended April 30, 2016
OPERATIONS
Net investment income	$5,052,253	$10,201,232
Net realized gain/(loss)	16,865,746	(9,636,394)
Net realized gain distributions from other investment companies	2,574,206	5,483,000
Net change in unrealized appreciation/(depreciation)	4,159,454	(19,989,835)
Net increase/(decrease) in net assets resulting from operations	28,651,659	(13,941,997)
DISTRIBUTIONS (NOTE 4)
Net investment income
Class I	(6,470,084)	(11,108,106)
Net realized gains on investments
Class I	(778,253)	(10,242,050)
Net decrease in net assets from distributions	(7,248,337)	(21,350,156)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class I	139,235,368	49,423,534
Dividends reinvested
Class I	7,248,336	21,244,058
Shares redeemed, net of redemption fees
Class I	(362,734,552)	(37,982,086)
Net increase/(decrease) in net assets derived from beneficial interest transactions	(216,250,848)	32,685,506
Net decrease in Net Assets	(194,847,526)	(2,606,647)
NET ASSETS:
Beginning of period	686,658,876	689,265,523
End of period*	$491,811,350	$686,658,876
* Includes accumulated net investment income/(loss) of:	$10,952,159	$(826,971)

(a)	Prior to August 31, 2016 the Redmont Resolute Fund was known as the Redmont Resolute Fund II.

See Notes to Financial Statements.

26

Redmont Resolute Fund	Consolidated Financial Highlights

For a share outstanding throughout the periods presented

	Class I
	For the Year Ended April 30, 2017(a)		For the Year Ended April 30, 2016		For the Year Ended April 30, 2015		For the Year Ended April 30, 2014		For the Year Ended April 30, 2013

NET ASSET VALUE, BEGINNING OF PERIOD	$10.75		$11.32		$11.18		$11.05		$10.34
INCOME/(LOSS) FROM OPERATIONS
Net investment income(b)	0.09		0.16		0.20		0.13		0.11
Net realized and unrealized gain/(loss) on investments	0.45		(0.39)		0.26		0.19		0.68
Total from Investment Operations	0.54		(0.23)		0.46		0.32		0.79

LESS DISTRIBUTIONS
Net investment income	(0.13)		(0.18)		(0.24)		(0.11)		(0.08)
Net realized gain on investments	(0.02)		(0.16)		(0.08)		(0.08)		–
Total Distributions	(0.15)		(0.34)		(0.32)		(0.19)		(0.08)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.39		(0.57)		0.14		0.13		0.71
NET ASSET VALUE, END OF PERIOD	$11.14		$10.75		$11.32		$11.18		$11.05
TOTAL RETURN(c)	5.04%		(2.02)%		4.16%		2.85%		7.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, End of Period (000s)	$491,811		$686,659		$689,266		$604,949		$446,319
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver(d)	1.77	%(e)(f)	1.69	%(e)	1.68	%(e)	1.69	%(e)	1.32%
Operating expenses including reimbursement/waiver(d)	0.52	%(e)	0.35	%(e)	0.33	%(e)	0.29	%(e)	0.22%
Net investment income including reimbursement/waiver(d)	0.86%		1.49%		1.79%		1.19%		1.08%
PORTFOLIO TURNOVER RATE	94%		27%		54%		114%		51%

(a)	Prior to August 31, 2016 the Redmont Resolute Fund was known as the Redmont Resolute Fund II.
(b)	Calculated using the average shares method.
(c)
Total investment return is calculated assuming a purchase of a common share at the opening of the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total returns would have been lower had certain expenses not been waived during the period. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(e)	Dividend and interest expense on securities sold short totaled 0.10%, 0.08%, 0.10%, and 0.08% of average net assets for the years ended April 30, 2017, 2016, 2015, and 2014, respectively.
(f)
The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (See Note 7 for additional detail).  The ratio inclusive of that fee would be 1.81% for the year ended April 30, 2017.

See Notes to Financial Statements.

Annual Report | April 30, 2017	27

Redmont Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2017

1. ORGANIZATION

Financial  Investors  Trust  (the  “Trust”),  a  Delaware  statutory  trust,  is  an  open‐end  management  investment  company  registered  under  the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Redmont Resolute Fund (the “Fund”). The Fund seeks to provide long‐term total return with reduced volatility and reduced correlation to the conventional stock and bond markets. The Fund offers Class I shares.

Basis of Consolidation: Redmont Resolute Cayman (the “Subsidiary”), a Cayman Islands exempted company, is a wholly owned subsidiary of the Fund. The Subsidiary’s investment objective is designed to enhance the ability of the Fund to obtain exposure to equities, financial, currency and commodities markets consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Subsidiary is subject to substantially the same investment policies and investment restrictions as the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain commodity‐related investments on behalf of the Fund. Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity  markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and recent IRS revenue rulings, as discussed below under “Federal Income Taxes”. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to wholly own and vote at general meetings of the Subsidiary and certain rights in connection with any winding‐up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the Fund, all assets and liabilities, income and expenses of the Subsidiary are consolidated in the financial statements and financial highlights of the Fund. All investments held by the Subsidiary are disclosed in the accounts of the Fund. As of April 30, 2017, net assets of the Fund were $491,811,350, of which $24,342,904 or 4.95%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period.  Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP. The following is a summary of significant accounting policies consistently followed by the Fund and Subsidiary in preparation of the financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open‐end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange‐traded open‐end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third‐party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves.  If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security.  Municipal securities having a remaining maturity of greater than 60 days, are typically valued at the evaluated bid price formulated by an independent pricing service. Corporate Bonds, U.S. Government & Agency, and U.S. Treasury Bonds & Notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage‐related and asset‐backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer.  Publicly traded foreign government debt securities are typically traded internationally in the over‐the‐counter market and are valued at the mean between the bid and asked prices as of the close of business of that market.

28

Redmont Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2017

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferrable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity.  Over‐the‐counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or one or more dealers that make markets in such securities.  Options contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price or, in the absence of a sale at the mean of the last bid and asked price.

Forward currency exchange contracts have a fair value determined by the current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

When such prices or quotations are not available, or when Highland Associates, Inc. (the “Adviser”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements:  The Fund discloses the classification of its fair value measurements following a three‐tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Annual Report | April 30, 2017	29

Redmont Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2017

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2017:

Redmont Resolute Fund
Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Oil & Gas	$6,661,994	$–	$107,200	$6,769,194
Other(*)	70,028,155	–	–	70,028,155
Limited Partnerships	$138,855	$–	$–	$138,855
Open‐End Mutual Funds	183,964,805	–	–	183,964,805
Purchased Options	162,749	–	–	162,749
Corporate Bonds	–	57,741,513	–	57,741,513
Short Term Investments Money Market Funds	93,070,053	–	–	93,070,053
Total	$354,026,611	$57,741,513	$107,200	$411,875,324

Other Financial Instruments**
Assets:
Total Return Swap Contracts	$–	$90,376	$–	$90,376
Liabilities:
Common Stocks Sold Short(*)	(17,994,399)	–	–	(17,994,399)
Corporate Bonds ‐ Shold Short	–	(9,846,552)	–	(9,846,552)
Exchange Traded Funds Sold Short	(9,511,321)	–	–	(9,511,321)
Total Return Swap Contracts	–	(694,478)	–	(694,478)
Total	$(27,505,720)	$(10,450,654)	$–	$(37,956,374)

*	For detailed descriptions, see the accompanying Schedule of Investments.
**
Other financial instruments are derivative instruments reflected in the Schedule of Investments. The derivatives shown in the table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date.

For liabilities arising from overdrafts in the custody account, the carrying amount approximates fair value due to the relatively short‐term maturity of these financial instruments. As of April 30, 2017, the liabilities related to custody overdrafts used level 2 inputs.

The Fund recognizes transfers between levels as of the end of the period. For the year ended April 30, 2017, the Fund did not have any transfers between Level 1 and Level 2 securities. The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value		Balance as of 4/30/2016		Return of Capital		Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases		Sales Proceeds		Transfer in and/or (out)of Level 3	4/30/2017	Net change in unrealized appreciation/ (depreciation)attributable to Level 3 investments held at 4/30/2017
Common Stock	$	‐	$	‐	$	‐	$(37,800)	$145,000	$	‐	$	‐	$107,200	$(37,800)
Total	$	‐	$	‐	$	‐	$(37,800)	$145,000	$	‐	$	‐	$107,200	$(37,800)

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of the Fund.

Offering Costs: Offering costs, including costs of printing initial prospectuses, legal and registration fees, are being amortized over twelve months from the date the Subsidiary was established. Amounts amortized during the period ended April 30, 2017 for the Fund are shown on the Statements of Operations. As of April 30, 2017, $14,865, of offering costs remain to be amortized for the Fund.

30

Redmont Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2017

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that the Fund will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes  accretion  of  discounts  and  amortization  of  premiums,  is  accrued  and  recorded  as  earned.  Dividend  income  is  recognized  on  the  ex‐dividend date or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion its average daily net assets.

Short Sales: The Fund may make short sales of securities consistent with its strategies. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker‐dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid in accordance with procedures established by the Board and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non‐U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Distributions to Shareholders: The Fund normally pays dividends and distributes capital gains, if any, on an annual basis.  Income dividend distributions are derived from interest and dividends and other income the Fund receives from their investments, including distributions of short term capital gains. Capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

3. DERIVATIVE INSTRUMENTS

Swap Contracts: The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. At the present time, the Fund primarily enters into swap transactions for the purpose of increasing total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract.

Therefore, the Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts recognized in the Statements of Assets and Liabilities.

The Fund invests in total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.  The Fund may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Fund are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statement of Operations. Swap agreements held at April 30, 2017 are disclosed in the Schedule of Investments.

Annual Report | April 30, 2017	31

Redmont Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2017

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

Option Contracts: The Fund may enter into options transactions for hedging purposes and for non‐hedging purposes such as seeking to enhance return. The Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses which are recorded on the Statement of Operations.

Written option activity for the year ended April 30, 2017 was as follows:

Redmont Resolute Fund
	Written Call Options
	Contracts	Premiums
Outstanding, April 30, 2016	(281)		$135,671
Written	(77)		32,366
Covered	62		(19,478)
Exercised	225		(120,003)
Expired	71		(28,556)
Outstanding, April 30, 2017	‐	$	‐

Futures:  The Fund may enter into futures contracts for hedging purposes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the broker in an amount equal to a certain percentage of the contract amount. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

A Fund’s potential losses from the use of futures extend beyond its initial investment in such contracts. The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render a Fund’s hedging strategy unsuccessful. There is minimal counterparty credit risk since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

32

Redmont Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2017

Risk Exposure: The following tables disclose the amounts related to the Fund’s use of derivative instruments.

The effect of derivatives instruments on the Statements of Assets and Liabilities as of April 30, 2017 was as follows:

Risk Exposure	Asset Derivatives Statements of Assets and Liabilities Location	Fair Value	Liability Derivatives Statements of Assets and Liabilities Location	Fair Value
Redmont Resolute Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$90,376	Unrealized depreciation on total return swap contracts	$495,406
Interest Rate Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	–	Unrealized depreciation on total return swap contracts	199,072
Equity Contracts (Purchased Options)	Investments, at value	162,749	N/A	N/A
Total		$253,125		$694,478

The effect of derivatives instruments on the Statements of Operations for the year ended April 30, 2017 was as follows:
Risk Exposure	Statement of Operations Location	Realized Gain/ (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Redmont Resolute Fund
Equity Contracts (Total Return Swap Contracts)	Net realized gain on total return swap contracts/Net change in unrealized depreciation on total return swap contracts	$8,774,543	$(1,111,977)
Interest Rate Contracts (Total Return Swap Contracts)	Net realized gain on total return swap contracts/Net change in unrealized depreciation on total return swap contracts	(275,401)	(199,072)
Equity Contracts (Purchased Options)	Net realized loss on investments/Net change in unrealized depreciation on investments	(374,371)	(78,980)
Equity Contracts (Written Options)	Net realized gain on written options/Net change in unrealized appreciation on written options	31,511	217,149
Foreign Currency Contracts (Forward Currency Contracts)	Net realized loss on foreign currency transactions/Net change in unrealized appreciation on translation of assets and liabilities in foreign currency transactions	(828,586)	1,034,399
Futures Contracts*	Net realized gain on futures contracts/Net change in unrealized depreciation on futures contracts	539,124	(56,806)
Total		$7,866,820	$(195,287)

	*Risk Exposure to Fund
	Commodity Contracts	$161,987	$(107,121)
	Equity Contracts	153,312	108,598
	Interest Rate Contracts	223,825	(58,283)
		$539,124	$(56,806)

Annual Report | April 30, 2017	33

Redmont Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2017

Volume of Derivative Instruments for the Fund during the year ended April 30, 2017 was as follows:

Derivative Type	Unit of Measurement	Monthly Average
Redmont Resolute Fund
Total Return Swap Contracts	Notional Quantity	521,478
Forward Currency Contracts	Notional Quantity	265,757,175
Futures Contracts	Contracts	302
Written Option Contracts	Contracts	56
Purchased Options Contracts	Contracts	83

Certain derivative contracts and repurchase agreements are executed under either standardized netting agreements or, for exchange‐traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set‐off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of  April 30, 2017:

Redmont Resolute Fund

Offsetting of Derivatives Assets
				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Received(a)	Net Receivable Amount
Total Return Swap Contracts	$90,376	$–	$90,376	$(90,376)	$–	$–
Total	$90,376	$–	$90,376	$(90,376)	$–	$–

Redmont Resolute Fund
Offsetting of Derivatives Liabilities

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments Available for Offset (a)	P Cash Collateral ledged(a)	Net Payable Amount
Total Return Swap Contracts	$694,478	$–	$694,478	$(90,376)	$(604,102)	$–
Total	$694,478	$–	$694,478	$(90,376)	$(604,102)	$–

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged.

34

Redmont Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2017
4. TAX BASIS INFORMATION

Reclassifications: As of April 30, 2017, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differing book and tax treatment of investments in swaps and foreign currency. The reclassifications were as follows:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments	Paid-in Capital
Redmont Resolute Fund	$13,196,961	$(12,405,711)	$(791,250)

Tax Basis of Investments: As of April 30, 2017, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Depreciation of Derivatives and Foreign Currency	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Redmont Resolute Fund	$13,998,073	$(3,179,331)	$(2,182,387)	$8,636,355	$401,056,582

Components of Earnings: As of April 30, 2017, components of distributable earnings were as follows:

	Accumulated Capital Gains	Undistributed Ordinary Income	Net Unrealized Appreciation	Other Cumulative Effect of Timing Differences
Redmont Resolute Fund	$6,351,790	$10,359,784	$8,636,355	$644,470

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund.

The tax character of distributions paid by the Fund for the fiscal year ended April 30, 2017, were as follows:

	Ordinary Income	Long-Term Capital Gains
Redmont Resolute Fund	$6,470,084	$778,253

The tax character of distributions paid by the Fund for the fiscal year ended April 30, 2016, were as follows:

	Ordinary Income	Long-Term Capital Gains
Redmont Resolute Fund	$11,135,675	$10,214,481

5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short‐term securities and U.S. Government Obligations during the year ended April 30, 2017 were  as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Redmont Resolute Fund	$392,244,409	$643,687,057

Purchases and sales of U.S. Government Obligations during the year ended April 30, 2017 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Redmont Resolute Fund	$15,679,295	$20,620,127

Annual Report | April 30, 2017	35

Redmont Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2017

6. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre‐emptive rights.

Transactions in common shares were as follows:

Redmont Resolute Fund

Class I:	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016
Common Shares Outstanding ‐ Beginning of Period	63,881,394	60,903,896
Common Shares Sold	12,752,236	4,465,406
Common Shares Issued as Reinvestment of Dividends	666,208	1,981,722
Common Shares Redeemed	(33,154,804)	(3,469,630)
Common Shares Outstanding ‐ End of Period	44,145,034	63,881,394

Shares redeemed within 30 days of purchase may incur a 2% short‐term redemption fee deducted from the redemption amount.  Redemption fees are reflected in the “Shares redeemed, net of redemption fees” in the Statements of Changes in Net Assets.  For the year ended April 30, 2017 and the year ended April 30, 2016, the Fund retained fees as follows:

Fund	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016
Redmont Resolute Fund	$–	$–

7. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory
The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Adviser is entitled to an investment advisory fee, computed daily and payable monthly of 1.50% of the average daily net assets for the Fund.  The management fee is paid on a monthly basis.

The Subsidiary has entered into a separate advisory agreement (the “Subsidiary Advisory Agreement”) with the Adviser for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the Adviser a management fee at the same rate that the Fund pays the Adviser for investment advisory services provided to the Fund. The Adviser has agreed to waive the advisory fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. This waiver may not be terminated or modified without the consent of the Board. This  agreement  may  not  be  terminated  or  modified  prior  to  this  date  except  with  the  approval  of  the  Board.  For  the  period  ended  April 30, 2017, this amount equaled $234,205 and is disclosed in the Consolidated Statement of Operations.

The Adviser entered into an Investment Sub‐Advisory Agreement with Boston Partners, Pinebridge Investments LLC (“Pinebridge”), Incline Global Management, LLC. (“Incline”) and Chatham Asset Management, LLC (“Chatham”). The Investment Sub‐Advisory Agreements are in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board.  The Adviser determines the allocation of the Fund’s assets among Boston Partners, Pinebridge, Incline and Chatham (collectively the “Sub‐Advisers”) and other open‐end  investment  companies.  The  Fund  is  not  required  to  invest  with  any  minimum  number  of  sub‐advisers  or  open‐end  investment companies, and does not have minimum or maximum limitations with respect to allocations of assets to the Sub‐Advisers, investment strategy or market sector. Highland may change the allocation of the Fund’s assets among the available investment options, and may add or remove sub‐advisers, at any time. Each Sub‐Adviser is responsible for the day‐to‐day management of its allocated portion of Fund assets. Highland has ultimate responsibility, subject to the oversight of the Board of the Fund, to oversee the Sub‐Advisers, and to recommend their hiring, termination  and replacement.

36

Redmont Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2017

Pursuant to each Investment Sub‐Advisory Agreement, the Adviser pays the Sub‐Advisers an annual sub‐advisory management fee which is based on the Fund’s average quarterly market value of the assets managed by the Sub‐Advisers. The Adviser is required to pay all fees due to Sub‐Advisers out of the management fee the Adviser receives from the Fund. The following table reflects the Fund’s contractual sub‐advisory fee rates.

Sub-Advisers	Average Daily Market Value of the Fund	Contractual Sub-Advisory Fee
Pinebridge Investments LLC	First $50 Million Over $50 Million	0.55% 0.50%
Boston Partners	First $50 Million Over $50 Million	1.25% 1.00%
Incline Global Management, LLC		1.25%
Chatham Asset Management, LLC		1.00%

The Adviser has agreed, with respect to the Fund’s Class I shares, to waive the portion of its 1.50% management fee in excess of any sub‐advisory fees paid by the Adviser to Sub‐Adviser in connection with the Fund. This agreement is in effect August 31, 2013 through August 31, 2017. The Adviser may not discontinue this agreement to waive fees prior to August 31, 2017 without the approval of the Fund’s Board of Trustees. The Adviser is not permitted to recoup any amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the expense limitation cap. Fees waived/reimbursed by adviser for the year ended April 30, 2017 are disclosed in the Consolidated Statement  of Operations.

For the year ended April 30, 2017, the fee waivers and/or reimbursements were as follows:

Fees Waived/ Reimbursed By Adviser
Redmont Resolute Fund ‐ Class I	$(7,367,626)

Administrator Fees and Expenses
ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund, and the Fund has agreed to pay expenses incurred in connection with its administrative activities.  Pursuant to an Administration Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations.  Officers of the Trust are employees of ALPS.  The Fund’s administration fee is accrued on a daily basis and paid monthly.  Administration fees paid by the Fund for the year ended April 30, 2017 are disclosed in the Consolidated Statement of Operations.

ALPS is reimbursed by the Fund for certain out‐of‐pocket expenses.

Transfer Agent
ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts and is also reimbursed by the Fund for certain out‐of‐pocket expenses. Transfer agent fees paid by the Fund for the year ended April 30, 2017 are disclosed in the Consolidated Statement of Operations.

Compliance Services
ALPS provides services that assist the Fund’s chief compliance officer in monitoring and testing the policies and procedures of the Fund in conjunction with requirements under Rule 38a‐1 under the 1940 Act and receives an annual base fee.  ALPS is reimbursed for certain out‐of‐pocket expenses by the Fund. Compliance service fees paid by the Fund for the year ended April 30, 2017 are disclosed in the Consolidated Statement  of Operations.

Principal Financial Officer
ALPS receives an annual fee for providing principal financial officer services to the Fund. Principal financial officer fees paid by the Fund for the year ended April 30, 2017 are disclosed in the Consolidated Statement of Operations.

Distributor
ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust on behalf of the Fund. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker‐dealer with the U.S. Securities and Exchange Commission.

Annual Report | April 30, 2017	37

Redmont Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2017

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. RECENT ACCOUNTING PRONOUNCEMENT

On October 13, 2016, the SEC amended Regulation S‐X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S‐X is August 1, 2017.  Management is currently evaluating the impact to the financial statements and disclosures.

38

Redmont Resolute Fund	Report of Independent Registered Accounting Firm

April 30, 2017

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Redmont Resolute Fund and subsidiary (formerly, the Redmont Resolute Fund II) (the “Fund”), one of the portfolios constituting Financial Investors Trust, as of April 30, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Redmont Resolute Fund and subsidiary of Financial Investors Trust as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
June 27, 2017

Annual Report | April 30, 2017	39

Redmont Resolute Fund	Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2017 (Unaudited)

On December 13, 2016, the Trustees met in person to discuss, among other things, the approval of the Investment Advisory Agreement between the Trust and the Adviser (the “Investment Advisory Agreement”), the Investment Sub-Advisory Agreement among the Trust, the Adviser, and Robeco Investment Management, Inc. (“Robeco”) and the Investment Sub-Advisory Agreement among the Trust, the Adviser, and PineBridge Investments LLC (“PineBridge”), in accordance with Section 15(c) of the 1940 Act. In renewing and approving the Investment Advisory Agreement with the Adviser and the Investment Sub-Advisory Agreements with each of Robeco and PineBridge, the Trustees, including the Independent Trustees, considered the following factors with respect to the Fund:

Investment Advisory and Sub-Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee paid by the Trust, on behalf of the Fund, to the Adviser of 1.50% of the Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by the Adviser to the Fund. The Trustees also reviewed and considered the contractual sub-advisory fee rates paid by the Adviser to Robeco of 1.25% of the Fund’s daily average net assets allocated to Robeco for the first $50 million, and 1.00% of the Fund’s daily average net assets allocated to Robeco above $50 million, in light of the extent and quality of the advisory services provided by Robeco to the Fund. The Trustees also reviewed and considered the contractual annual sub-advisory fee paid by the Adviser to PineBridge of 0.55% of the Fund’s daily average net assets allocated to PineBridge for the first $50 million, and 0.50% of the balance of each of the Fund’s daily average net assets allocated to PineBridge above $50 million, in light of the extent and quality of the advisory services provided by it to the Fund.

The Board received and considered information including a comparison of the Fund’s contractual and actual advisory fees and overall expenses with those of funds in the peer group and universe of funds provided by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the Fund’s contractual advisory fee rate was above its Data Provider peer group median contractual advisory fee rate.

Total Expense Ratios: Based on such information, the Trustees further reviewed and considered the total expense ratio (after waivers) of 0.53% for the Fund. The Trustees noted that the total expense ratio (after waivers) for the Fund was below the Data Provider peer group median total expense ratio (after waivers).

Nature, Extent, and Quality of the Services under the Investment Advisory and Investment Sub-Advisory Agreements: The Trustees received and considered information regarding the nature, extent, and quality of services to be provided to the Fund under the Investment Advisory Agreement with the Adviser and the Investment Sub-Advisory Agreements with Robeco and PineBridge. The Trustees reviewed certain background materials supplied by the Adviser, Robeco, and PineBridge in their presentations, including their Forms ADV.

The Trustees reviewed and considered the Adviser’s, Robeco’s, and PineBridge’s investment advisory personnel, their history as asset managers and their performance and the amount of assets currently under management by the Adviser, Robeco, and PineBridge and their affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by the Adviser, Robeco, and PineBridge, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Fund.

The Trustees considered the background and experience of the Adviser’s, Robeco’s, and PineBridge’s management in connection with the Fund, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, the Adviser’s, Robeco’s, and PineBridge’s insider trading policies and procedures and their Codes of Ethics.

Performance: The Trustees reviewed performance information for the Fund for the 3-month, 1-year, and 3-year periods ended September 30, 2016. That review included a comparison of the Fund’s performance to the performance of a group of comparable funds selected by the Data Provider. The Trustees noted that the performance of the Fund was above its Data Provider peer group median for each period. The Trustees also considered the Adviser’s, Robeco’s, and PineBridge’s discussion of the Fund’s underlying portfolio diversification categories, its top contributors and top detractors, as well as the Adviser’s, Robeco’s, and PineBridge’s performance and reputation generally and their investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by the Adviser, Robeco, and PineBridge regarding fees charged to its other clients utilizing a strategy similar to that employed by the Fund.

Profitability: The Trustees received and considered retrospective and projected profitability analyses prepared by the Adviser, Robeco, and PineBridge based on the fees payable under the Investment Advisory Agreement with the Adviser and the Investment Sub-Advisory Agreements with Robeco and PineBridge, with respect to the Fund. The Trustees considered the profits, if any, anticipated to be realized by the Adviser, Robeco, and PineBridge in connection with the operation of the Fund. The Board then reviewed the Adviser’s unaudited balance sheet as of September 30, 2016 and Profit and Loss for October 2015 through September 2016 in order to analyze the financial condition and stability and profitability of the Adviser. The Board also reviewed Robeco’s financial statements for the years ended December 31, 2015 and 2014 and PineBridge’s financial statements for the year ended December 31, 2015 in order to analyze the financial condition and stability and profitability of Robeco and PineBridge.

40

Redmont Resolute Fund	Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2017 (Unaudited)

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Fund will be passed along to the shareholders under the agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Fund, including whether soft dollar arrangements were used.

In renewing the Adviser as the investment adviser of the Fund, Robeco and PineBridge as sub-advisers of the Fund, and the fees charged under the Investment Advisory Agreement with the Adviser and Investment Sub-Advisory Agreements with Robeco and PineBridge, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Investment Advisory and Investment Sub-Advisory Agreements. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual advisory fee rate was above the Data Provider peer group median for the Fund;
●	Robeco’s and PineBridge’s fees under their respective sub-advisory agreements are paid directly by the Adviser;
●	the total expense ratio (after waivers) for the Fund was below the Data Provider peer group median total expense ratio (after waivers);
●
the nature, extent, and quality of services rendered by the Adviser, Robeco, and PineBridge under the Investment Advisory and Investment Sub-Advisory Agreements, respectively, with respect to the Fund were adequate;

●	the performance of the Fund was above its Data Provider peer group median for the 3-month, 1-year, and 3-year periods ended September 30, 2016;
●
bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to the Adviser’s, Robeco’s, and PineBridge’s other clients employing a comparable strategy to the Fund were not indicative of any unreasonableness with respect to the advisory and sub-advisory fees payable by the Fund;

●	the profit, if any, realized by the Adviser, Robeco, and PineBridge in connection with the operation of the Fund is not unreasonable to the Fund; and
●	there were no material economies of scale or other incidental benefits accruing to the Adviser, Robeco, and PineBridge in connection with their relationship with the Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that the Adviser’s, Robeco’s, and PineBridge’s compensation for investment advisory and sub-advisory services is consistent with the best interests of the Fund and its shareholders.

On December 13, 2016, the Trustees met in person to discuss, among other things, the approval of a new Investment Sub-Advisory Agreement among the Trust, the Adviser, and Chatham Asset Management, LLC (“Chatham”), in accordance with Section 15(c) of the 1940 Act. In approving the Investment Sub-Advisory Agreement with Chatham, the Trustees, including the Independent Trustees, considered the following factors with respect to the Fund:

Investment Sub-Advisory Fee Rate: The Trustees reviewed and considered the contractual annual sub-advisory fee to be paid by the Adviser, on behalf of the Fund, to Chatham of 1.00% of the Fund’s daily average net assets allocated to Chatham, in light of the extent and quality of the advisory services to be provided by Chatham to the Fund. The Board also received and considered information provided by Chatham with respect its operating expense structure.

The Board received and considered information including a comparison of the Fund’s contractual and actual advisory fees and overall expenses with those of funds in the peer group and universe of funds provided by the Data Provider. The Trustees noted that the contractual advisory fee rate for the Fund was above the Data Provider peer group median contractual advisory fee.

Total Expense Ratios: Based on such information, the Trustees further reviewed and considered the total expense ratio (after waivers) of 0.53% for the Fund. The Trustees noted that the Fund’s total expense ratio (after waivers) was below the Data Provider peer group median total expense ratio (after waivers).

Annual Report | April 30, 2017	41

Redmont Resolute Fund	Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2017 (Unaudited)

Nature, Extent, and Quality of the Services under the Investment Sub-Advisory Agreement: The Trustees received and considered information regarding the nature, extent, and quality of services to be provided to the Fund under the Investment Sub-Advisory Agreement with Chatham. The Trustees also reviewed certain background materials supplied by Chatham in its presentation, including its Form ADV.

The Trustees reviewed and considered Chatham’s investment sub-advisory personnel, its history as an asset manager and its performance and the amount of assets currently under management by Chatham and its affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by Chatham, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Fund.

The Trustees considered the background and experience of Chatham’s management in connection with the Fund, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Chatham’s insider trading policies and procedures and its Code of Ethics.

Performance: The Trustees noted that since Chatham had not yet begun to manage its portion of the Fund, there is no fund performance to be reviewed or analyzed at this time. The Trustees also considered the limitations on the comparability of performance information for certain related funds and accounts. The Trustees also considered Chatham’s discussion of its reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by Chatham regarding fees charged to its other portfolios following an investment strategy similar to that employed for its portfolio by the Fund.

Profitability: The Trustees received and considered Chatham’s statements regarding projected profitability based on the fees payable under the Investment Sub-Advisory Agreement with Chatham. The Trustees considered the profits, if any, anticipated to be realized by Chatham with respect to the Fund. The Board then reviewed Chatham’s financial condition, stability and profitability.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Fund will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Sub-Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Chatham from its relationship with the Fund, including whether soft dollar arrangements would be used.

In approving Chatham as an investment sub-adviser for the Fund and approving the Investment Sub-Advisory Agreement with Chatham and the fees paid to Chatham by the Adviser under the Sub-Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Investment Sub-Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●	the investment sub-advisory fee to be paid to Chatham by the Adviser was fair and competitive when considered in light of particular services to be provided by Chatham to the Fund;
●	the nature, extent, and quality of services to be rendered by Chatham under the Investment Sub-Advisory Agreement with respect to the Fund were adequate;
●	since Chatham had not yet begun to manage its portion of the Fund, there is no fund performance to be reviewed or analyzed at this time;
●
bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Chatham’s other clients employing a comparable strategy to the Fund were not indicative of any unreasonableness with respect to the sub-advisory fees proposed to be payable by the Adviser to Chatham;

●	the profit, if any, anticipated to be realized by Chatham in connection with the operation of its portion of the Fund is not unreasonable to the Fund; and
●	there were no material economies of scale or other incidental benefits accruing to Chatham in connection with its relationship with the Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Chatham’s compensation for investment sub-advisory services is consistent with the best interests of the Fund and its shareholders.

42

Redmont Resolute Fund	Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2017 (Unaudited)

On March 14, 2017, the Trustees met in person to discuss, among other things, the approval of a new Investment Sub-Advisory Agreement among the Trust, the Adviser, and Solus Alternative Asset Management LP (“Solus”), in accordance with Section 15(c) of the 1940 Act. In approving the Investment Sub-Advisory Agreement with Solus, the Trustees, including the Independent Trustees, considered the following factors with respect to the Fund:

Investment Sub-Advisory Fee Rate: The Trustees reviewed and considered the contractual annual sub-advisory fee to be paid by the Adviser, on behalf of the Fund, to Solus of 1.50% of the Fund’s daily average net assets allocated to Solus, in light of the extent and quality of the advisory services to be provided by Solus to the Fund. The Board also received and considered information provided by Solus with respect to its operating expense structure.

The Board received and considered information including a comparison of the Fund’s contractual and actual advisory fees and overall expenses with those of funds in the peer group and universe of funds provided by the Data Provider. The Trustees noted that the contractual advisory fee rate for the Fund was above the Data Provider peer group median contractual advisory fee.

Total Expense Ratios: The Trustees further reviewed and considered the total expense ratio (after waivers) of 0.70% for the Fund. The Trustees noted that the Fund’s total expense ratio (after waivers) was below the Data Provider peer group median total expense ratio (after waivers).

Nature, Extent, and Quality of the Services under the Investment Sub-Advisory Agreement: The Trustees received and considered information regarding the nature, extent, and quality of services to be provided to the Fund under the Investment Sub-Advisory Agreement with Solus. The Trustees also reviewed certain background materials supplied by Solus in its presentation, including its Form ADV.

The Trustees reviewed and considered Solus’ investment sub-advisory personnel, its history as an asset manager and its performance and the amount of assets currently under management by Solus and its affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by Solus, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Fund.

The Trustees considered the background and experience of Solus’ management in connection with the Fund, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Solus’ insider trading policies and procedures and its Code of Ethics.

Performance: The Trustees noted that since Solus had not yet begun to manage its portion of the Fund, there is no fund-related performance to be reviewed or analyzed at this time. The Trustees also considered Solus’ discussion of its reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by Solus regarding fees charged to its other portfolios following an investment strategy similar to that employed for its portfolio by the Fund.

Profitability: The Trustees received and considered Solus’ statements regarding historical overall operating margins and profitability. The Board then reviewed Solus’ financial condition, stability and profitability.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Fund will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Sub-Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Solus from its relationship with the Fund, including whether soft dollar arrangements would be used.

In approving Solus as an investment sub-adviser for the Fund and approving the Investment Sub-Advisory Agreement with Solus and the fees paid to Solus by the Adviser under the Investment Sub-Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Investment Sub-Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●	the investment sub-advisory fee to be paid to Solus by the Adviser was fair and competitive when considered in light of particular services to be provided by Solus to the Fund;

Annual Report | April 30, 2017	43

Redmont Resolute Fund	Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2017 (Unaudited)

●	the nature, extent, and quality of services to be rendered by Solus under the Investment Sub-Advisory Agreement with respect to the Fund were adequate;
●	since Solus had not yet begun to manage its portion of the Fund, there is no fund performance to be reviewed or analyzed at this time;
●
bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Solus’ other clients employing a comparable strategy to the Fund were not indicative of any unreasonableness with respect to the sub-advisory fees proposed to be payable by the Adviser to Solus;

●
bearing in mind that Solus’ investment sub-advisory fee would be paid by the Adviser and not by the Fund, the profit, if any, anticipated to be realized by Solus in connection with the operation of its portion of the Fund is not unreasonable to the Fund; and

●	there were no material economies of scale or other incidental benefits accruing to Solus in connection with its relationship with the Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Solus’ compensation for investment sub-advisory services is consistent with the best interests of the Fund and its shareholders.

44

Redmont Resolute Fund	Additional Information

April 30, 2017 (Unaudited)

1. FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge on the SEC website at http:// www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Fund policies and procedures used in determining how to vote proxies and information regarding how each of the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (866) 759-5679 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2016:

	QDI	DRD
Redmont Resolute Fund	27.88%	16.36%

In early 2017, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2016 via Form 1099. The Fund will notify shareholders in early 2018 of amounts paid to them by the Fund, if any, during the calendar year 2017.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, Redmont Resolute Fund designates $778,253 as long-term capital gain distributions.

Annual Report | April 30, 2017	45

Redmont Resolute Fund	Trustees & Officers

April 30, 2017 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855-268-2242.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	34	Ms. Anstine is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr. Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	34	Mr. Deems is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds); Clough Funds Trust (1 fund); Elevation ETF Trust (1 fund); and Reaves Utility Income Fund (1 fund).

46

Redmont Resolute Fund	Trustees & Officers

April 30, 2017 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	34
Mr. Rutledge is a Trustee of Principal Real Estate Income Fund (1 fund), Clough Global Dividend and Income Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).

Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.
Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from  Stanford University with a degree in Political Science.
				34	None.

Annual Report | April 30, 2017	47

Redmont Resolute Fund	Trustees & Officers

April 30, 2017 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee and President	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act.	34
Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

48

Redmont Resolute Fund	Trustees & Officers

April 30, 2017 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.
Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., ALPS Series Trust and Elevation ETF Trust. Ms. Storms also serves as a Board member and Treasurer of The Center for Trauma & Resilience, a nonprofit agency.

Karen S. Gilomen, 1970	Secretary	Ms. Gilomen was elected Secretary of the Trust at the December 13, 2016 meeting of the Board of Trustees.
Ms. Gilomen joined ALPS in August 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen was Vice President - General Counsel & CCO of Monticello Associates, Inc. from 2010 to 2016. Because of her position with ALPS, Ms. Gilomen is deemed an affiliate of the Trust, as defined under the 1940 Act. Ms. Gilomen is also the Secretary of Oak Associates Funds and Reaves Utility Income Fund, and the Assistant Secretary of the WesMark Funds.

Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.
Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Boulder Growth & Income Fund, Inc., Centre Funds, Elevation ETF Trust, Index Funds, Reality Shares ETF Trust and Reaves Utility Income Fund.

Jennell Panella, 1974	Assistant Treasurer	Ms. Panella was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees.
Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Panella also serves as Assistant Treasurer of James Advantage Funds.

Alan Gattis, 1980	Assistant Treasurer	Mr. Gattis was elected Assistant Treasurer of the Trust at the September 13, 2016 meeting of the Board of Trustees.
Mr. Gattis joined ALPS in 2011 and is currently Vice President and Fund Controller of ALPS. Prior to joining ALPS, Mr. Gattis was an Auditor at Spicer Jeffries LLP (2009 through 2011) and an Auditor at PricewaterhouseCoopers LLP (2004 - 2009). Because of his position with ALPS, Mr. Gattis is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Gattis is also Assistant Treasurer of ALPS Series Trust, Clough Funds Trust, Clough Global Opportunities Fund, Clough Global Dividend and Income Fund, Clough Global Equity and Griffin Institutional Access Real Estate Fund.

Annual Report | April 30, 2017	49

Redmont Resolute Fund	Trustees & Officers

April 30, 2017 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Sharon Akselrod, 1974	Assistant Secretary	Ms. Akselrod was elected Assistant Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.
Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of ALPS ETF Trust.

Jennifer Craig, 1973	Assistant Secretary	Ms. Craig was elected Assistant Secretary of the Trust at the June 8, 2016 meeting of the Board of Trustees.
Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Assistant Secretary of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough Funds Trust and ALPS Series Trust.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected. Officers are elected on an annual basis.
***
The Fund Complex includes all series of the Trust (currently 34) and any other investment companies for which any Trustee serves as trustee for and which Highland Associates, Inc., Robeco Investment Management, Inc., Pinebridge Investment LLC, Incline Global Management, LLC and/or Chatham Asset Management LLC provides investment advisory services (currently none).

50

Redmont Resolute Fund	Privacy Policy

April 30, 2017 (Unaudited)

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
● Social Security number and account transactions
● Account balances and transaction history
● Wire transfer instructions
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share:	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

Annual Report | April 30, 2017	51

Redmont Resolute Fund	Privacy Policy

April 30, 2017 (Unaudited)

Who We Are
Who is providing this notice?	Redmont Resolute Fund
What We Do
How does the Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?	We collect your personal information, for example, when you
● open an account
● provide account information or give us your contact information
● make a wire transfer or deposit money
Why can't I limit all sharing?	Federal law gives you the right to limit only
● sharing for affiliates’ everyday business purposes-information about your creditworthiness
● affiliates from using your information to market to you
● sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Fund does not jointly market.
Other Important Information
California Residents
If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Vermont Residents
The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

52

SEAFARER FUNDS

ANNUAL REPORT

April 30, 2017

Seafarer Overseas Growth and Income Fund

Investor Class SFGIX
Institutional Class SIGIX

Seafarer Overseas Value Fund

Investor Class SFVLX
Institutional Class SIVLX

Letter to Shareholders	1
Performance Review
Seafarer Overseas Growth and Income Fund	5
Seafarer Overseas Value Fund	11
Disclosure of Fund Expenses	17
Portfolio of Investments	19
Statements of Assets and Liabilities	28
Statements of Operations	30
Statements of Changes in Net Assets	32
Financial Highlights	36
Notes to Financial Statements	42
Report of Independent Registered Public Accounting Firm	52
Additional Information	53
Approval of Fund Advisory Agreement	54
Trustees and Officers	57
Privacy Policy	62

Seafarer Funds	Letter to Shareholders

April 30, 2017

LETTER TO SHAREHOLDERS

May 15, 2017

Dear Fellow Shareholders,

I am honored to address you again on behalf of the Seafarer Funds. This report addresses the Funds’ 2016–17 fiscal year (May 1, 2016 to April 30, 2017).

Cost Reduction and Economies of Scale

At the outset of Seafarer Capital Partners in 2011, we published a number of public goals that we believed would define the long-term success of the organization. You can read more about those goals on the Seafarer website: www.seafarerfunds.com/ask-seafarer/#what-are-the-firms-goals.

One of the goals we emphasized was the importance of reducing costs, over time and with scale. I am pleased to announce to shareholders that Seafarer has made substantial progress in this regard over the past five years.

When the Seafarer Overseas Growth and Income Fund launched in February of 2012, its Institutional and Investor classes began with net expense ratios of 1.45% and 1.60%, respectively. As the Fund was then quite small, its gross expenses were in fact much higher, but Seafarer elected to subsidize the expenses via a “cap agreement” that underwrote the initial net expense levels.

Five years later, the Growth and Income Fund’s assets have expanded due to considerable support from its shareholders. I am pleased to report that with the passage of time and the achievement of such scale, the Fund has realized a substantial reduction in its expenses. For the most recent fiscal year ended April 30, 2017, the expenses charged to shareholders were reduced approximately 36% for both classes (0.92% and 1.02% for the Institutional and Investor classes, respectively), relative to those in the Fund's first fiscal year. (For reference, the Fund’s Prospectus (dated August 31, 2016) states that the Fund expenses are 0.98% and 1.08% for the Institutional and Investor classes, respectively).

Seafarer Capital Partners continues to “cap” the Growth and Income Fund’s expenses by contract; however, the Fund’s economy of scale is now sufficient to ensure that its gross expenses are considerably lower than the cap, rendering the cap moot at the present time. Seafarer has extended the same expense cap to the Seafarer Overseas Value Fund. Net expenses for the Value Fund are 1.05% and 1.15% for the Institutional and Investor classes, respectively.

We are proud that the Funds have achieved material economies of scale for shareholders, in accordance with our firm’s long-term goals.

The reduction in fees from the Growth and Income Fund’s inception to present is large enough that it is unlikely to be repeated. However, we believe that additional economies can be realized, over time and with scale, and we will continue to work on behalf of the Funds to make it so.

Expansion of Seafarer’s Team

I wish to note that Seafarer continues to invest in its internal resources, particularly its personnel. In the past six months, two individuals have joined our firm.

I am pleased to welcome Brian Stableford, a colleague and mentor of mine from a prior organization. Brian helped consult Seafarer in its earliest days; but he joined the company as Director of Investment Operations last fall. Brian brings with him a wealth of market experience and trading expertise. When not trading, his role is to ensure that the firm’s systems and processes work efficiently, even when under duress.

I am also pleased to welcome Stephanie Gan, who joined the firm as a research analyst in January of this year. She will assist me in support of the Growth and Income strategy.

Annual Report – April 30, 2017	1

Seafarer Funds	Letter to Shareholders

April 30, 2017

Seafarer’s Policy on Corporate Governance (or, “ESG Policy”)

Approximately two years ago, the mutual fund rating agency Morningstar launched a new rating scheme, intended to accompany its existing star-rating scheme, fund analysis, and other reporting. The new scheme, called Sustainability Ratings, aims to measure the extent to which a given fund’s portfolio holdings exhibit certain characteristics associated with environmental stewardship, social impact, and corporate governance (known as “ESG”).1 Funds that have requisite data and performance records are awarded between one and five “globes” (in lieu of the traditional stars) to connote the extent to which the holdings display the characteristics associated with the new rating scheme.

Since the Sustainability Ratings were launched, the Seafarer Overseas Growth and Income Fund has consistently been awarded five globes. (As of the date of this letter, the Value Fund is not rated.) The Growth and Income Fund’s high rating has prompted some shareholders to question whether and how ESG criteria figure within Seafarer’s investment philosophy and process – particularly as the Fund does not have an explicit ESG mandate.

In brief: Seafarer does not explicitly utilize ESG criteria to screen or select holdings for the Fund’s portfolio. As such, Seafarer cannot assure investors that the Fund’s current rating can be sustained. Nevertheless, we believe that the Fund’s current rating is a logical reflection of Seafarer’s policies toward corporate governance and its stewardship of capital.

From the inception of Seafarer Capital Partners in 2011, the firm and its members have sought to build a “purpose-driven organization.” Our objective is to create a company that rests upon a moral foundation, along with a culture that values ethics and excellence in equal measure. Our ultimate goal is to create an organization that can sustain itself over the longest horizon, with clients that are well satisfied, and where partners and staff are pleased to work.

Seafarer’s investment philosophy places great weight on investing for the long term: only via steady effort over considerable time can meaning be discovered, can value be created, and can wealth be measured.

The firm’s investment philosophy favors organizations capable of sustaining their growth and excellence over an extended horizon. Seafarer’s research process therefore attempts to select companies that pursue steady development and progress over time.

Seafarer believes that all such companies must possess a moral purpose that extends beyond short-term material gain. We believe that well-run companies must recognize their impact on society and the natural world, and strive to improve that impact over time. Our assumption, born out by experience, is that companies that do otherwise will fail to create lasting value, and their existence will be foreshortened.

The principle that binds Seafarer’s purpose, philosophy, and process is one of enlightened self-interest, not political preference. We believe that the best way to maximize our success and that of our clients is to scrutinize the long-term merits and morals of each action, and invest in companies that do the same. The idea of enlightened self-interest forms the basis of our firm’s policy toward corporate governance and the stewardship of capital.

“ESG” stands for “environment, society and governance.” The term is in vogue within the investment community, as some hope it will convey a degree of responsibility and purpose. I do not prefer the term, as it is laden with political and faddish connotations. Still, I know very well that investors only defeat themselves if they ignore what E, S and G represent. For this reason, I have decided to codify the firm’s policy on corporate governance.

Our policy requires that we use empirical data and objective facts to assess companies’ broader impact. We eschew subjective perceptions of companies’ standards and practices, particularly those rendered by interest groups. We do so because such groups often press companies to adopt impractical or unattainable standards based on relative comparison or subjective criteria. We know that real progress is often painfully slow, and we will defer judgment as necessary. We understand that corporate standards and practices will improve with persistence and patience.

2	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Letter to Shareholders

April 30, 2017

“Divestment” is not a staple of our approach. Those that advocate divestment as a first and best option do so primarily to garner headlines. Their intent is to gain political influence by manipulating financial capital – capital that often belongs to others. In our experience, such interest groups give little thought to the cost of divestment, nor do they consider the forgone opportunity for change and reform. By contrast, our imperative is to act as a responsible, long-term steward for the funds entrusted to us by our shareholders. We cannot abdicate that responsibility because it is politically expedient.

Instead, our obligation is to work with portfolio companies to monitor whether they deploy capital to both moral and efficient ends. This is the only way we know of to generate sustained returns; it is the only way that society achieves a measure of progress at the same time. An important adjunct is that we believe that humanity prospers via communication and the exchange of ideas. Isolation and excommunication tend to breed misunderstanding, mistrust, and enmity. The failure to share values and ideas means no scope for improvement or for reform.

Our efforts at engagement will fail at times: some errant companies may prove recalcitrant, in which case divestment may be the only moral choice. But we must first try. Divestment will be our last resort, when sustained efforts at engagement have failed.

We contrast our approach against others that may be well intended, but which lack coherence, discipline or endurance. We will hold neither our clients’ capital nor our firm’s reputation subject to the caprices of interest groups or political movements. If we did, we might win plaudits from certain corners; yet we would stand for nothing, accomplish nothing lasting, and fritter away capital and time.

Most importantly, our policy is not a marketing novelty, but rather is essential to our shareholders’ long-term success. We believe that our approach toward governance and stewardship is an innate part of our job, not unlike risk management or capital allocation. Accordingly, we will not launch funds with specialized “ESG” mandates. Instead, our governance policy is woven into our philosophy and process – it affects all our funds and everything we do, all the time.

To summarize, this is what we strive to do:

●	Use empirical data, facts, and objective analysis to guide our assessment of corporate governance
●	Make reasonable efforts to measure each company’s broader impact on society and the natural world
●	Attempt to explicitly quantify and qualify how that impact might promote or detract from the company’s value and prospect for sustained growth
●	Employ a steady, patient program of communication and engagement to sway companies toward improved practices and disclosure
●	Engage in constructive discussion with companies – not aggressive activism – as a natural extension of our bottom-up research process
●	Measure the efficacy of such engagement over an appropriate horizon
●	Quit companies only when their detriments prove material, and when sustained engagement fails to produce change
●	Consider thoughtful preferences expressed by clients and shareholders.

By contrast, this is what we refuse to do:

●	Include a company in our portfolios simply because it excels at “ESG” criteria
●	Hold clients’ capital hostage to interest groups and political movements
●	Place excessive emphasis on relative comparisons or subjective observations to measure corporate standards and practices
●	Utilize “divestment” as the first or best means to exert pressure
●	Exit an investment solely because it was placed on a “blacklist,” particularly when the rationale or criteria that determine the blacklist is opaque
●	Churn our clients’ portfolios in order to placate third parties
●	Forget that our clients’ investment objectives are defined clearly in the relevant prospectus.

Annual Report – April 30, 2017	3

Seafarer Funds	Letter to Shareholders

April 30, 2017

I am publishing this explanation of Seafarer’s policy not to denote a change in philosophy or process, but rather to publicly codify an informal approach that has existed since the firm’s inception. My aim is to ensure that our clients enjoy greater transparency to our process; to refine the firm’s understanding of its own philosophy; and to let our society know where we stand on such matters.

Some clients might object on the basis that this policy represents an unwelcome change; others may redeem their capital, either because this policy goes too far, or not far enough. It is their prerogative, but it would be a shame. This policy changes nothing at Seafarer, except that it helps us become more conscious about that which we do already – and thereby get better at it.

We appreciate the trust you afford our organization, and we are honored to serve as your investment adviser in the emerging markets.

Andrew Foster
Chief Investment Officer
Seafarer Capital Partners, LLC

Information on the Seafarer website is provided for textual reference only, and is not incorporated by reference into this report.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Seafarer does not accept any liability for losses either direct or consequential caused by the use of this information.

[1]	Information on the Morningstar Sustainability Ratings is available at www.morningstar.com/company/sustainability

4	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Performance Review

April 30, 2017

SEAFARER OVERSEAS GROWTH AND INCOME FUND
PERFORMANCE REVIEW

May 15, 2017

This report addresses the Seafarer Overseas Growth and Income Fund’s 2016–17 fiscal year (May 1, 2016 to April 30, 2017).

During the fiscal year, the Fund returned 11.37%, whereas the Fund’s benchmark, the MSCI Emerging Markets Total Return Index, rose 19.58%.1 By way of broader comparison, the S&P 500 Index increased 17.92%.

From the Fund’s inception (February 15, 2012) through the end of the fiscal year (April 30, 2017), the Fund generated an annualized rate of return of 6.91%.2 The benchmark index rose at an annualized rate of 1.28% over the same period.

The Fund began the fiscal year with a net asset value of $11.46 per share. During the ensuing twelve months, the Fund paid two distributions: $0.088 per share in June 2016 and $0.110 per share in December 2016. Those payments brought the cumulative distribution per share, as measured from the Fund’s inception to the end of the fiscal year, to $1.370. The Fund finished the fiscal year with a value of $12.54 per share.3

* * * * *

At the outset of the fiscal year, both the Fund and the benchmark index declined. This decline was perhaps a counter-reaction to the sharp rally that occurred between February and April 2016, just prior to the start of the fiscal year. Emerging markets had staged a strong rebound, led by Brazilian equities and the Brazilian currency, prompted by sudden political changes in that country. The month of May saw the emerging markets retreat, ostensibly because investors thought the surge in Brazil’s financial markets had run ahead of the underlying economic reality. The Fund and the benchmark fell -3.49% and -3.71%, respectively, during that month.4

However, between the end of May and the end of October, the benchmark rose sharply once again, this time led by gains in Chinese internet companies and financial services firms. While China contributed the most to the index’s increase during the five-month period, most other developing countries also saw their equity markets advance. The gains were such that the benchmark finished the first half of the fiscal year up 9.68%, and the Fund up 4.99%.5

By early November, stock markets in the developing world were generally placid. However, on November 8 – the date of the U.S. presidential election – both the Fund and its benchmark took a different turn.

The emerging markets – stocks, bonds and especially currencies – reacted sharply, perhaps surprised by the results of the election. Most stock markets, save those of Russia and a handful of small markets in the Middle East, fell swiftly in the ensuing days. Some currencies, particularly the Mexican peso and the Brazilian real, swooned.

The Fund fared poorly in the aftermath. From the mid-point in the fiscal year (October 31, about one week before the election) to the end of the calendar year (December 31), the Fund and the index fell -5.77% and -4.32%, respectively.6

Heading into the election, I had no intention to embed any “political bet” within the portfolio’s construction, as I do not consciously invest on such premises. Elections are too capricious, the immediate after-effects are short-lived and unpredictable, and the results rarely matter to the long-term fundamental success or failure of a given company. Yet even though I would argue the Fund’s holdings in Latin America are not terribly sensitive to trade ties with the U.S., all the stocks (and the underlying currencies) plunged. At the same time, Russian stocks surged, based on hopes for warmer relations and lifted sanctions. However, the Fund had no exposure to that market, and was caught flat-footed between Mexico’s retreat and Russia’s advance. Subsequent events have reversed some of this underperformance, but I am disappointed by my failure to perceive the risk posed by the election.

Annual Report – April 30, 2017	5

Seafarer Overseas Growth and Income Fund	Performance Review

April 30, 2017

However, the advent of the new year altered the direction of the markets yet again. Counter-intuitively, and despite political sentiments to the contrary, the emerging markets rose steadily in the first four months of the year. Between December 31 and the end of the fiscal year (April 30), the Fund and the index rose 12.57% and 13.95%, respectively.7

The gains in the final four months meant that, despite much see-sawing throughout the fiscal year, the Fund and its benchmark finished with strong performance for the annual period (up 11.37% and 19.58%, respectively, as reported above).

* * * * *

I believe there are three chief reasons why the performance of the emerging markets has picked up as of late.

First, and contrary to widely-held expectation, the U.S. dollar did not appreciate against a representative basket of emerging market currencies over the past 17 months. I cite the 17 month period because it was in early December 2015 that the U.S. Federal Reserve (the “Fed”) embarked on the first of a series of interest rate increases. The Fed has hiked rates three times subsequently. Most pundits and strategists proclaimed the consensus view that such increases would usher in a period of pronounced dollar strength, with corresponding weakness among emerging market currencies. The opposite occurred.

Measured against a representative basket of emerging market currencies, the dollar has declined approximately 7% since that time.8 I mention the dollar’s weakness over the past 17 months not to offer an implicit prediction of its future movements (which would be a fool’s errand). Rather, I wish to suggest that the dollar’s moderate decline over the past 17 months has acted as a benign backdrop for emerging market equities, helping to beget their recent gains.

Second, corporate profits in the emerging markets grew at a reasonable rate in 2016. Between 2011 and 2015, corporate earnings in the developing world were collectively anemic; essentially, profits did not grow when measured cumulatively over that period. Yet in 2016, earnings expanded by approximately 8% – a healthy expansion, in my opinion. That rate happened to match “consensus forecasts;” and it was the first such “match” after five years of repeated disappointment, in which analysts estimated strong growth, and reality fell far short. Ultimately, I believe that the emerging markets have recently performed better in large part because actual growth matched the forecast. (For more information on these events, please see the Fund’s portfolio reviews for the third quarter of 2016 and the first quarter of 2017.9)

Third, at the outset of 2017, average valuation levels for emerging market equities were considerably lower than valuations on equities in the developed world. The relative discount was at least 20%, and as much as 40%, depending on the metrics used to assess valuation. In my opinion, this relative “cheapness” prompted emerging market equities to respond positively to the two aforementioned factors. In other words: given that valuations in the emerging markets were relatively depressed, it did not take much to push stock prices higher. The dollar’s decline, combined with a healthy acceleration in earnings growth, was enough to spur substantial gains over the past four months.

Within the benchmark index, Chinese internet stocks dominated returns for the fiscal year. This was to the detriment of the Fund, as it has no holdings in that segment of the market (see the portfolio review for the third quarter of 2016 for context).9

As of the end of the fiscal year, there were 830 constituent securities that comprised the benchmark index. Only 12 of those operate within the Chinese internet sector, or act as holding companies within the sector – less than 1.4% of the total stocks in the benchmark. Yet this niche group enjoys an outsized capitalization: together, they represented a 12.3% weighting in the index. As a group, these stocks have for many years vastly outperformed the broader index. This was no less true in the past fiscal year: Chinese internet stocks accounted for more than 18% of the index’s gain during the period.10

6	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Performance Review

April 30, 2017

The Fund’s Growth and Income strategy is intended to balance growth objectives with dividend income, with the underlying aim of balancing risk and reward. Ideally, the strategy allows shareholders to participate in some of the growth of the developing world, while also dampening the volatility that routinely disrupts the emerging markets.

In abstract, the Chinese internet sector displays some of the growth characteristics that the strategy seeks. Yet the valuation associated with this segment of stocks is speculative. Also, most of these stocks pay no dividends at all; those that do, pay minimal ones. This is a constant challenge for the Fund’s strategy: adhering to its discipline might mean that the Fund fails to capture the highest heights in the market. So long as emerging market performance is dominated by a narrow group of stocks with speculative valuations and which pay little in the way of dividends, the Fund will likely underperform its benchmark.

Yet, even as the Growth and Income strategy favors lower valuations and substantial dividend payments, it does not mean that the strategy must forgo nascent industries and higher growth companies altogether. Rather, the strategy seeks to achieve considerable exposure to nascent industries and areas of higher growth; but it aims to do so in niches that are perhaps less obvious, and where valuations are accordingly less speculative. Once found, the strategy aims to retain such holdings for as long as possible, ideally forever.

Thank you for entrusting us with your capital. We are honored to serve as your investment adviser in the emerging markets.

Andrew Foster
Lead Portfolio Manager
Seafarer Overseas Growth and Income Fund

The MSCI Emerging Markets Total Return Index, Standard (Large+Mid Cap) Core, Gross (dividends reinvested), USD is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: GDUEEGF. It is not possible to invest directly in this or any index.

The S&P 500 Total Return Index is a stock market index based on the market capitalizations of 500 large companies with common stock listed on the NYSE or NASDAQ. It is not possible to invest directly in this or any index.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives. Diversification does not ensure a profit or guarantee against loss.

Information on the Seafarer website is provided for textual reference only, and is not incorporated by reference into this report.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Seafarer does not accept any liability for losses either direct or consequential caused by the use of this information.

[1]
References to the “Fund” pertain to the Fund’s Institutional share class (ticker: SIGIX). The Investor share class (ticker: SFGIX) gained 11.22% during the fiscal year. Adjustments in accordance with accounting principles generally accepted in the U.S. (“U.S. GAAP”) were applied during the financial statement preparation and increased the Investor share class net asset value by $0.01 from $12.50 to $12.51.

Annual Report – April 30, 2017	7

Seafarer Overseas Growth and Income Fund	Performance Review

April 30, 2017

[2]	The Fund’s Investor share class generated an annual rate of return of 6.78% from the Fund’s inception through the end of the fiscal year.
[3]
The Fund’s Investor share class began the fiscal year with a net asset value of $11.44 per share. The Fund paid two distributions: $0.087 per share in June 2016 and $0.104 per share in December 2016. Those payments brought the cumulative distribution per share, as measured from the Fund’s inception to the end of the fiscal year, to $1.320. The Fund finished the fiscal year with a value of $12.51 per share. Adjustments in accordance with U.S. GAAP were applied during the financial statement preparation and increased the Investor share class net asset value by $0.01 from $12.50 to $12.51.

[4]	The Fund’s Investor share class declined -3.58% in May 2016.
[5]	The Fund’s Investor share class gained 4.90% during the first half of the fiscal year.
[6]	The Fund’s Investor share class declined -5.75% between October 31, 2016 and December 31, 2016.
[7]	The Fund’s Investor share class gained 12.41% between December 31, 2016 and April 30, 2017.
[8]
Source: Bloomberg; MSCI Emerging Markets Currency Index (index code: MXEF0XC0). The Currency Index tracks the performance of emerging market currencies relative to the U.S. dollar. The Currency Index measures the total returns of the currencies of countries in the corresponding MSCI equity index (i.e. MSCI Emerging Markets Index). It is not possible to invest directly in this or any index.

[9]	The Seafarer Overseas Growth and Income Fund’s quarterly portfolio reviews are available at: www.seafarerfunds.com/archives
[10]	Source: Bloomberg.

8	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Performance Review

April 30, 2017

Total Returns
As of April 30, 2017	1 Year	3 Years	5 Years	Since Inception Annualized(1)	Gross Expense Ratio(2)
Investor Class (SFGIX)	11.22%(3)	4.67%	6.69%	6.78%	1.08%
Institutional Class (SIGIX)	11.37%	4.81%	6.83%	6.91%	0.98%
MSCI Emerging Markets Total Return Index(4)	19.58%	2.16%	1.85%	1.28%

All performance is in U.S. dollars with gross (pre-tax) dividends and/or distributions reinvested. The performance data quoted represents past performance and does not guarantee future results. Future returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to August 31, 2016, shares of the Fund redeemed or exchanged within 90 days of purchase were subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual's return. To obtain the Fund’s most recent month-end performance, visit seafarerfunds.com or call (855) 732-9220.

[1]	Inception Date: February 15, 2012.
[2]
Ratios as of Prospectus dated August 31, 2016. Seafarer Capital Partners, LLC has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (excluding brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of the Fund’s average daily net assets for the Investor and Institutional share classes, respectively. This agreement is in effect through August 31, 2017.

[3]
Includes adjustments in accordance with U.S. GAAP and as such, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes. As a result, the total return increased by 0.09% from 11.13% to 11.22%.

[4]
The MSCI Emerging Markets Total Return Index, Standard (Large+Mid Cap) Core, Gross (dividends reinvested), USD is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: GDUEEGF. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

Annual Report – April 30, 2017	9

Seafarer Overseas Growth and Income Fund	Performance Review

April 30, 2017

Performance of a $10,000 Investment Since Inception

*	Inception Date: February 15, 2012.

The chart shown above represents historical performance of a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2017. All returns reflect reinvested dividends and/or distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance for which is not reflected in the chart above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Investment Objective

The Fund seeks to provide long-term capital appreciation along with some current income. The Fund seeks to mitigate adverse volatility in returns as a secondary objective.

Strategy

The Fund invests primarily in the securities of companies located in developing countries. The Fund invests in several asset classes including dividend-paying common stocks, preferred stocks, convertible bonds, and fixed-income securities.

The Fund seeks to offer investors a relatively stable means of participating in a portion of developing countries’ growth prospects, while providing some downside protection compared to a portfolio that invests only in the common stocks of those countries.

10	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Performance Review

April 30, 2017

SEAFARER OVERSEAS VALUE FUND
PERFORMANCE REVIEW

May 8, 2017

This report addresses the Seafarer Overseas Value Fund’s 2016–17 fiscal year (May 1, 2016 to April 30, 2017).

The Fund launched one month into the fiscal year, on May 31, 2016, with $2.8 million in assets under management, and ended the fiscal year with $10.1 million.

During the fiscal year (as measured from inception date May 31, 2016), the Fund gained 14.18%.1 The Fund’s benchmark, the MSCI Emerging Markets Total Return Index, rose 24.19% during the same period. By way of broader comparison, the S&P 500 Index returned 15.84% during the same period.

The Fund launched with a net asset value (NAV) of $10.00 per share. The Fund paid a distribution of $0.125 per share in December 2016, and it finished the fiscal year with a value of $11.28 per share.2

The Seafarer Overseas Value Fund celebrates its first fiscal year eleven months after its inception. This first anniversary is an opportune time to engage in introspection to learn from what has worked and has not worked so far; and more importantly, to deepen the understanding of what the Value Fund is and is not.

I have repeatedly stated in quarterly portfolio reviews what the Fund prospectus makes clear: that the Value Fund does not seek to replicate the performance of a benchmark. Instead, the Fund seeks to produce a minimum rate of return. And yet, the two figures in the first paragraph of this performance review that my attention zeroes in on are the Fund’s total return of 14.18% and the MSCI Emerging Market Index’s total return of 24.19%. Not only has the index outperformed the Fund by a large margin; the path to those returns also differed meaningfully. The introspection that follows is not an excuse for the Fund’s underperformance versus the index. Put differently, I will engage in a similar exercise, without reference to or claims relative to the index, when and if the Fund outperforms the industry benchmark.

NAV stability best characterizes the Seafarer Overseas Value Fund’s first seven months of life. The Fund intentionally deployed its seed capital on a gradual basis during the first few months after launch, choosing an average price of entry for each holding over the arbitrariness of prices on May 31, 2016. Implementing this capital deployment strategy proved challenging in the context of what a posteriori became clear was the middle of an emerging market equity price rally. The Fund’s NAV proved stable not only through this rally, but also during the emerging market equity and currency sell-off that followed the election of President Trump. I had not used political considerations for the Fund’s stock selection process, and an examination of performance after the price correction in late 2016 failed to reveal any single, overriding reason for the Fund’s NAV stability. At the risk of revealing my single-mindedness, I would attribute the Fund’s performance during this period as simply a function of price. In other words, the Fund had deployed new capital into “cheap” securities that suffered from less valuation risk than the rest of the market.

The performance pattern above changed dramatically at the start of 2017. From this point onward, the Value Fund not only appreciated considerably, but progressed in lock-step with the MSCI Emerging Market Index. The drivers of said performance, however, were very different. The technology and financial sectors accounted for most of the index’s appreciation, while an eclectic selection of stocks operating in the consumer discretionary, industrial, and technology (one holding) sectors drove the performance of the Value Fund.

An examination of the top contributors and detractors to performance for the full fiscal year does not reveal a discernable pattern by industry or country either. Within the framework used by the Value Fund to identify and select securities for the portfolio (as detailed in the white paper On Value in the Emerging Markets), the list of positive and negative contributors to performance is equally diverse.3 The Fund’s best performing security, Melco International Development, falls under the category of Breakup Value. The top detractor of performance, Xtep International Holdings, is a holding the Fund values for its liquidity (Balance Sheet Liquidity category) among other attributes. Furthermore, the same category of value is present within the top five contributors and detractors of performance. For example, within the Structural Shift category of value, Samsung SDI was among the top five contributors to performance for the fiscal year, and Texwinca Holdings and AMVIG Holdings among the worst performers. Similarly, within the Deleveraging category of value, Asia Satellite Telecommunications and Qatar Gas rank among the top detractors of performance; while Melco International Development is a holding that also falls under the Deleveraging category and has performed very well this past fiscal year.

Annual Report – April 30, 2017	11

Seafarer Overseas Value Fund	Performance Review

April 30, 2017

The Fund’s holdings are equally diverse within the dimension of income producing vs. non-dividend-paying securities. While I do not target a minimum income level for the portfolio – and this is one of the reasons why the Fund elects to pay a distribution only once a year – I am satisfied with the decomposition of the portfolio’s fiscal year total return of 14.18% into 1.22% income and 12.80% capital appreciation.

The more important question is whether the Fund’s appreciation has altered its valuation characteristics sufficiently to warrant recycling its holdings. Indeed, since inception, the Fund has not sold any securities, and has added four new holdings. Please refer to the Fund’s quarterly portfolio reviews for details on the new holdings.4 As of September 30, 2016, prior to the Fund’s appreciation in 2017, the portfolio traded at a harmonic average price to book value ratio (P/BV) of 1.2, a dividend yield of 4%, and a price to earnings ratio (P/E) of 13.5,6,7 After the Fund’s appreciation, it traded at a March 31, 2017 P/BV of 1.2, dividend yield of 3.8%, and a P/E of 11.

While aggregate portfolio valuation characteristics have not changed meaningfully, they have done so at the security level. However, the valuation re-rating for the top contributors to performance is not sufficient yet to justify substituting new companies for these holdings. By way of example, consider the top two positive performers for the fiscal year. Melco International Development’s P/BV actually declined from 1.3 to 1.0 after it began fully consolidating its principal subsidiary. This case is an illustration of the cautionary statement I made in Seafarer's On Value in the Emerging Markets white paper against using headline multiples to judge valuation. I still consider this valuation for Melco International to be low. The P/BV of the second-best performer, Pacific Basin, re-rated from 0.3 to 0.8 in the same time period. While the valuation appreciation is significant, and probably overstates any earnings improvement the company may report in the near term, in my opinion, this multiple still represents a low valuation relative to Pacific Basin’s normalized earnings power. As a result, the Fund continues to hold this security and may consider adding to it should the stock retreat as a result of having discounted too much, too soon.

Indeed, my response to Pacific Basin and other securities that have appreciated significantly in the portfolio during the fiscal year was to allocate new Fund inflows to other holdings that have yet to realize their potential. The price appreciation of the best-performing securities kept their representation in the steadily growing Value Fund meaningful, while simultaneously freeing up inflows for allocation to new security additions. Given that the Fund experienced subscriptions, steering incremental capital elsewhere in the portfolio – and away from stocks whose allocation had grown due to appreciation – served to control risk.

The other side of this allocation coin is the counter-cyclical allocation of Fund inflows to securities that have yet to appreciate or ones that have depreciated outright. In the latter case, the common thread that ties together the Fund’s worst performers this past fiscal year is negative earnings momentum, which in the Value Fund’s case also tend to coalesce around Chinese holdings. The portfolio did continue to add to these securities as their prices declined. In hindsight, and with the benefit of Andrew Foster’s insight that one of the reasons for the strong appreciation of emerging markets this past year is net income growth after years of an earnings famine (see the Seafarer Overseas Growth and Income Fund’s third quarter 2016 portfolio review), it made sense that stocks with negative earnings momentum would underperform.8 Nevertheless, I have been surprised in several instances at the degree to which the market prices of some stocks have declined given that they were already cheap to begin with, and even if the negative earnings momentum was not new. In my opinion, this phenomenon alone best characterizes the performance of emerging markets over the past twelve months. It has truly been a year in which earnings momentum and nothing else seemed to drive stock price performance.

12	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Performance Review

April 30, 2017

While the price performance of the Value Fund and emerging markets in general has been positive, qualitative developments in the universe over the past twelve months are a case of “two steps forward, one step back.” The past year witnessed a partial undermining of the incremental economic freedom that is the foundation of economic progress in emerging markets. India’s demonetization of more than 80% of the currency in circulation is a direct violation of property rights. China’s flirtation with soft and hard capital controls during the fourth quarter of 2016, and President Trump’s stated intention to erect trade barriers in addition to the already existing ones, are two faces of the same coin. On the other hand, the past year of bottom-up research has reminded me why Seafarer invests overseas. Research work has taken me to Vietnam where I met an incredibly gifted entrepreneur, who shines not only by the sizable company he has built from scratch, but also by his humble charisma. He operates in a sector of the economy the government has left untouched, and he lacks the foreign education of many returning nationals one inevitably meets at the larger Vietnamese companies. He represents pure, raw Vietnamese talent, and embodies the reason Seafarer invests in emerging markets. I also witnessed other instances of positive incremental progress, such as Dubai’s thriving private sector, the Egyptian government’s abandonment of currency controls, and China’s continued progress toward liberalizing prices in specific industries. In summary, one could argue that even though some of the newspaper headlines over the past year have defied belief, Seafarer’s own stock-specific, on-the-ground research has balanced the view one could form by reading headlines only.

I ended the Value Fund’s first quarter 2017 portfolio review stating my preoccupation with the ever-declining productivity of debt.9 In my opinion, the impact of government policies in both China and the United States on this issue alone represents the key determinant of emerging market performance in the coming twelve months and beyond.

Paul Espinosa
Lead Portfolio Manager
Seafarer Overseas Value Fund

The MSCI Emerging Markets Total Return Index, Standard (Large+Mid Cap) Core, Gross (dividends reinvested), USD is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: GDUEEGF. It is not possible to invest directly in this or any index.

The S&P 500 Total Return Index is a stock market index based on the market capitalizations of 500 large companies with common stock listed on the NYSE or NASDAQ. It is not possible to invest directly in this or any index.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives. Diversification does not ensure a profit or guarantee against loss.

Information on the Seafarer website is provided for textual reference only, and is not incorporated by reference into this report.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Seafarer does not accept any liability for losses either direct or consequential caused by the use of this information.

[1]
References to the “Fund” pertain to the Fund’s Institutional share class (ticker: SIVLX). The Investor share class (ticker: SFVLX) gained 14.15% during the fiscal year. Adjustments in accordance with U.S. GAAP were applied during the financial statement preparation and decreased the Institutional share class net asset value by $0.01 from $11.29 to $11.28.

Annual Report – April 30, 2017	13

Seafarer Overseas Value Fund	Performance Review

April 30, 2017

[2]
The Fund’s Investor share class launched on May 31, 2016 with a net asset value of $10.00 per share. The Fund paid a distribution of $0.104 per share in December 2016, and it finished the fiscal year with a value of $11.30 per share. Adjustments in accordance with U.S. GAAP were applied during the financial statement preparation and decreased the Institutional share class net asset value by $0.01 from $11.29 to $11.28.

[3]	The white paper On Value in Emerging Markets is available at: www.seafarerfunds.com/documents/on-value-in-the-emerging-markets
[4]	The Seafarer Overseas Value Fund’s quarterly portfolio reviews are available at: www.seafarerfunds.com/archives
[5]	Price to book value (P/BV) ratio is the market price of a company’s shares, divided by the company’s book value per share.
[6]	Dividend yield is a measure of the sum of the dividends paid per share during the trailing 12 months divided by the current share price.
[7]	Price to earnings (P/E) ratio is the market price of a company’s common shares divided by the earnings per common share.
[8]	The Seafarer Overseas Growth and Income Fund’s third quarter 2016 portfolio review is available at: www.seafarerfunds.com/funds/ogi/portfolio-review/2016/09/Q3
[9]	The Seafarer Overseas Value Fund’s first quarter 2017 portfolio review is available at: www.seafarerfunds.com/funds/ovl/portfolio-review/2017/03/Q1

14	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Performance Review

April 30, 2017

Total Returns
As of April 30, 2017	6 Month	Since Inception(1)	Net Expense Ratio(2)
Investor Class (SFVLX)	11.25%	14.15%	1.15%
Institutional Class (SIVLX)	11.18%(3)	14.18%(3)	1.05%
MSCI Emerging Markets Total Return Index(4)	9.03%	24.19%

Gross expense ratio: 2.08% for Investor Class; 1.98% for Institutional Class. Ratios as of Prospectus dated August 31, 20162

All performance is in U.S. dollars with gross (pre-tax) dividends and/or distributions reinvested. The performance data quoted represents past performance and does not guarantee future results. Future returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to August 31, 2016, shares of the Fund redeemed or exchanged within 90 days of purchase were subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual's return. To obtain the Fund’s most recent month-end performance, visit seafarerfunds.com or call (855) 732-9220.

[1]	Inception Date: May 31, 2016.
[2]
Seafarer Capital Partners, LLC has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (excluding brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of the Fund’s average daily net assets for the Investor and Institutional share classes, respectively. This agreement is in effect through August 31, 2017.

[3]
Includes adjustments in accordance with U.S. GAAP and as such, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes. As a result, the total return since inception decreased by 0.11% from 14.29% to 14.18%.

[4]
The MSCI Emerging Markets Total Return Index, Standard (Large+Mid Cap) Core, Gross (dividends reinvested), USD is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: GDUEEGF. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

Annual Report – April 30, 2017	15

Seafarer Overseas Value Fund	Performance Review

April 30, 2017

Performance of a $10,000 Investment Since Inception

*	Inception Date: May 31, 2016.

The chart shown above represents historical performance of a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2017. All returns reflect reinvested dividends and/or distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance for which is not reflected in the chart above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Strategy

The Fund invests primarily in the securities of companies located in developing countries. The Fund invests in several asset classes including common stocks, preferred stocks, and fixed-income securities.

The Fund’s portfolio is comprised of securities identified through a bottom-up security selection process based on fundamental research. The Fund seeks to produce a minimum long-term rate of return by investing in securities priced at a discount to their intrinsic value.

16	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Disclosure of Fund Expenses

April 30, 2017 (Unaudited)

DISCLOSURE OF FUND EXPENSES

As a shareholder of a Fund you will incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2016 and held until April 30, 2017.

Actual Expenses. For each Fund and share class, the first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. For each Fund and share class, the second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note the expenses shown in the following table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as redemption fees or exchange fees. Therefore, for each Fund and share class, the second line of the following table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report – April 30, 2017	17

Seafarer Funds	Disclosure of Fund Expenses

April 30, 2017 (Unaudited)

	Beginning Account Value 11/01/16	Ending Account Value 04/30/17	Expense Ratio(a)	Expenses Paid During Period 11/01/16 - 04/30/17(b)
SEAFARER OVERSEAS GROWTH AND INCOME FUND
Investor Class
Actual	$1,000.00	$1,060.30	1.04%	$5.31
Hypothetical (5% return before expenses)	$1,000.00	$1,019.64	1.04%	$5.21

Institutional Class
Actual	$1,000.00	$1,060.70	0.94%	$4.80
Hypothetical (5% return before expenses)	$1,000.00	$1,020.13	0.94%	$4.71

SEAFARER OVERSEAS VALUE FUND
Investor Class
Actual	$1,000.00	$1,112.50	1.15%	$6.02
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	1.15%	$5.76

Institutional Class
Actual	$1,000.00	$1,111.80	1.05%	$5.50
Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	1.05%	$5.26

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

18	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2017

	Currency	Shares	Value
COMMON STOCKS (82.5%)
Brazil (6.1%)
TOTVS SA	BRL	7,500,000	$65,499,913
Odontoprev SA	BRL	18,050,500	64,887,511
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	BRL	1,990,000	14,238,245

Total Brazil			144,625,669

China / Hong Kong (15.1%)
Hang Lung Properties, Ltd.	HKD	33,880,000	88,855,863
China Yangtze Power Co., Ltd.	CNY	28,499,862	57,393,088
Shandong Weigao Group Medical Polymer Co., Ltd., Class H	HKD	73,704,000	53,726,263
Fuyao Glass Industry Group Co., Ltd., Class H	HKD	15,164,000	53,611,627
Texwinca Holdings, Ltd.	HKD	55,000,000	36,910,141
Xinhua Winshare Publishing and Media Co., Ltd., Class H	HKD	29,250,000	25,984,624
Greatview Aseptic Packaging Co., Ltd.	HKD	43,674,400	22,627,914
Pico Far East Holdings, Ltd.	HKD	47,500,000	19,236,085

Total China / Hong Kong			358,345,605

India (9.5%)
Infosys, Ltd., Sponsored ADR	USD	8,775,000	127,764,000
Sun Pharma Advanced Research Co., Ltd.(a)	INR	7,648,846	37,732,959
Balkrishna Industries, Ltd.	INR	1,500,000	35,514,535
Cyient, Ltd.	INR	3,000,000	25,539,406

Total India			226,550,900

Indonesia (4.1%)
Astra International Tbk PT	IDR	144,200,000	96,825,718

Total Indonesia			96,825,718

Japan (1.5%)
Hisamitsu Pharmaceutical Co., Inc.	JPY	690,000	35,281,453

Total Japan			35,281,453

Malaysia (0.6%)
Hartalega Holdings Bhd	MYR	12,000,000	13,545,266

Total Malaysia			13,545,266

Annual Report – April 30, 2017	19

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2017

	Currency	Shares	Value
Mexico (5.5%)
Grupo Financiero Banorte SAB de CV, Class O	MXN	15,525,000	$89,594,348
Bolsa Mexicana de Valores SAB de CV	MXN	20,464,135	35,764,202
Grupo Herdez SAB de CV	MXN	2,500,000	5,547,071

Total Mexico			130,905,621

Poland (4.9%)
Bank Pekao SA	PLN	2,200,000	79,709,734
Asseco Poland SA	PLN	2,000,000	28,150,134
PGE Polska Grupa Energetyczna SA	PLN	2,650,949	7,879,316

Total Poland			115,739,184

Singapore (5.7%)
Singapore Telecommunications, Ltd.	SGD	40,250,000	107,744,337
SIA Engineering Co., Ltd.	SGD	10,603,400	28,384,007

Total Singapore			136,128,344

South Africa (5.1%)
Sanlam, Ltd.	ZAR	22,055,000	116,994,029
EOH Holdings, Ltd.	ZAR	525,000	5,556,917

Total South Africa			122,550,946

South Korea (11.5%)
Hyundai Mobis Co., Ltd.	KRW	560,000	109,253,889
Coway Co., Ltd.	KRW	1,069,084	94,422,130
Dongsuh Cos., Inc.	KRW	1,950,000	52,867,123
Sindoh Co., Ltd.	KRW	350,000	16,148,168

Total South Korea			272,691,310

Taiwan (12.3%)
Delta Electronics, Inc.	TWD	15,580,000	87,786,285
Pou Chen Corp.	TWD	60,550,000	84,791,273
Taiwan Semiconductor Manufacturing Co., Ltd.	TWD	9,340,000	60,211,130
Vanguard International Semiconductor Corp.	TWD	23,761,000	45,362,553
Taiwan Semiconductor Manufacturing Co., Ltd.,
Sponsored ADR	USD	476,739	15,765,759

Total Taiwan			293,917,000

Vietnam (0.6%)
Bao Viet Holdings	VND	4,350,000	10,959,395

20	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2017

	Currency	Shares	Value
Vietnam (continued)
Nam Long Investment Corp.	VND	3,675,000	$4,524,370

Total Vietnam			15,483,765

TOTAL COMMON STOCKS
(Cost $1,829,222,266)			1,962,590,781

PREFERRED STOCKS (7.1%)
Brazil (2.6%)
Banco Bradesco SA, ADR	USD	5,878,400	62,017,120

Total Brazil			62,017,120

South Korea (4.5%)
Samsung Electronics Co., Ltd.	KRW	68,500	105,528,166

Total South Korea			105,528,166

TOTAL PREFERRED STOCKS
(Cost $98,636,043)			167,545,286

	Currency	Rate	Maturity Date	Principal Amount	Value
CORPORATE BOND - FOREIGN CURRENCY (1.3%)
Mexico (1.3%)
America Movil SAB de CV	MXN	7.13%	12/09/24	275,000,000	13,881,874
America Movil SAB de CV	MXN	6.45%	12/05/22	350,000,000	17,434,324

Total Mexico					31,316,198

TOTAL CORPORATE BOND - FOREIGN CURRENCY
(Cost $32,787,301)					31,316,198

CORPORATE BOND - USD (0.8%)
Brazil (0.8%)
Cielo SA / Cielo USA, Inc.	USD	3.75%	11/16/22	20,000,000	19,300,000

Total Brazil					19,300,000

TOTAL CORPORATE BOND - USD
(Cost $18,085,353)					19,300,000

Annual Report – April 30, 2017	21

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2017

	Currency	Rate	Maturity Date	Principal Amount	Value
MEDIUM/LONG-TERM GOVERNMENT BOND -FOREIGN CURRENCY (2.4%)
Brazil (1.7%)
Brazilian Government International Bond	BRL	10.25%	01/10/28	60,000,000	$19,375,876
Brazil Notas do Tesouro
Nacional, Series F, Series NTNF	BRL	10.00%	01/01/25	70,000,000	22,507,667

Total Brazil					41,883,543

Indonesia (0.7%)
Indonesia Treasury Bond, Series FR70	IDR	8.38%	03/15/24	200,000,000,000	16,143,807

Total Indonesia					16,143,807

TOTAL MEDIUM/LONG-TERM GOVERNMENT BOND -FOREIGN CURRENCY
(Cost $50,359,949)					58,027,350

SHORT-TERM GOVERNMENT BOND -USD/FOREIGN CURRENCY (3.0% )
Hungary (0.3%)
Hungary Government International Bond	USD	4.13%	02/19/18	6,000,000	6,116,448

Total Hungary					6,116,448

Israel (0.3%)
Israel Government International Bond	USD	5.13%	03/26/19	6,000,000	6,387,600

Total Israel					6,387,600

Poland (0.3%)
Republic of Poland Government International Bond	USD	6.38%	07/15/19	6,000,000	6,587,100

Total Poland					6,587,100

Singapore (0.6%)
Singapore Government Bond	SGD	4.00%	09/01/18	9,000,000	6,692,266

22	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2017

	Currency	Rate	Maturity Date	Principal Amount	Value
Singapore (continued)
Singapore Government Bond	SGD	0.50%	04/01/18	10,000,000	$7,123,788

Total Singapore					13,816,054

South Africa (0.2%)
Republic of South Africa Government International Bond	USD	6.88%	05/27/19	5,000,000	5,422,600

Total South Africa					5,422,600

South Korea (1.3%)
The Korea Development Bank	USD	1.38%	09/12/19	5,000,000	4,931,623
The Korea Development Bank	USD	2.88%	08/22/18	5,000,000	5,066,950
Korea Treasury Bond, Series 1806	KRW	1.63%	06/10/18	6,000,000,000	5,281,466
Korea Treasury Bond, Series 1812	KRW	1.75%	12/10/18	6,000,000,000	5,289,786
Korea International Bond	USD	7.13%	04/16/19	5,000,000	5,499,500
Korea Treasury Bond, Series 1712	KRW	2.00%	12/10/17	7,000,000,000	6,174,967

Total South Korea					32,244,292

TOTAL SHORT‐TERM GOVERNMENT BOND ‐USD/FOREIGN CURRENCY (Cost $70,778,343)					70,574,094

TOTAL INVESTMENTS (Cost $2,099,869,255) (97.1%)					$2,309,353,709

Cash and Other Assets, Less Liabilities (2.9%)					68,340,111
NET ASSETS (100.0%)					$2,377,693,820

Annual Report – April 30, 2017	23

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2017

Principal Amount is stated in local currency unless otherwise noted.

(a)	Non-income producing security.

Currency Abbreviations
BRL	-	Brazil Real
CNY	-	China Yuan
HKD	-	Hong Kong Dollar
IDR	-	Indonesia Rupiah
INR	-	India Rupee
JPY	-	Japan Yen
KRW	-	South Korea Won
MXN	-	Mexico Peso
MYR	-	Malaysia Ringgit
PLN	-	Poland Zloty
SGD	-	Singapore Dollar
TWD	-	Taiwan New Dollar
USD	-	United States Dollar
VND	-	Vietnam Dong
ZAR	-	South Africa Rand

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See accompanying Notes to Financial Statements.

24	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Portfolio of Investments

April 30, 2017

	Currency	Shares	Value
COMMON STOCKS (81.2%)
Brazil (2.2%)
Qualicorp SA	BRL	31,000	$219,751

Total Brazil			219,751

China / Hong Kong (40.7%)
Melco International Development, Ltd.	HKD	184,000	378,487
First Pacific Co., Ltd.	HKD	486,000	374,262
WH Group, Ltd.	HKD	370,000	330,597
China Resources Beer Holdings Co., Ltd.(a)	HKD	132,000	317,682
AMVIG Holdings, Ltd.	HKD	898,000	300,166
Asia Satellite Telecommunications Holdings, Ltd.(a)	HKD	235,000	285,504
Texwinca Holdings, Ltd.	HKD	422,000	283,201
Xtep International Holdings, Ltd.	HKD	704,000	280,574
China Yangtze Power Co., Ltd.	CNY	124,990	251,705
Giordano International, Ltd.	HKD	446,000	239,676
Hang Lung Properties, Ltd.	HKD	91,000	238,662
Shangri‐La Asia, Ltd.	HKD	160,000	229,149
Pacific Basin Shipping, Ltd.(a)	HKD	1,130,000	225,176
Pico Far East Holdings, Ltd.	HKD	538,000	217,874
Greatview Aseptic Packaging Co., Ltd.	HKD	353,000	182,891

Total China / Hong Kong			4,135,606

Czech Republic (4.8%)
Pegas Nonwovens SA	CZK	7,300	251,563
Philip Morris CR AS	CZK	430	235,756

Total Czech Republic			487,319

Mexico (2.7%)
Credito Real SAB de CV SOFOM ER	MXN	194,000	272,060

Total Mexico			272,060

Philippines (3.3%)
Del Monte Pacific, Ltd.	SGD	1,407,000	337,362

Total Philippines			337,362

Qatar (2.7%)
Qatar Gas Transport Co., Ltd.	QAR	50,000	273,254

Total Qatar			273,254

Annual Report – April 30, 2017	25

Seafarer Overseas Value Fund	Portfolio of Investments

April 30, 2017

	Currency	Shares	Value
Russia (5.3%)
Cherkizovo Group PJSC, GDR	USD	22,000	$289,300
Global Ports Investments PLC, GDR(a)	USD	69,000	244,950

Total Russia			534,250

Singapore (7.1%)
SIA Engineering Co., Ltd.	SGD	92,000	246,273
Wilmar International, Ltd.	SGD	96,000	243,925
Genting Singapore PLC	SGD	291,000	232,233

Total Singapore			722,431

South Korea (2.3%)
Samsung SDI Co., Ltd.	KRW	1,900	229,590

Total South Korea			229,590

Taiwan (2.7%)
Pou Chen Corp.	TWD	192,000	268,867

Total Taiwan			268,867

United Arab Emirates (2.0%)
National Central Cooling Co. PJSC	AED	385,000	198,108

Total United Arab Emirates			198,108

Vietnam (5.4%)
PetroVietnam Fertilizer & Chemicals JSC	VND	267,000	275,881
PetroVietnam Technical Services Corp.	VND	354,000	267,716

Total Vietnam			543,597

TOTAL COMMON STOCKS
(Cost $7,447,354)			8,222,195

TOTAL INVESTMENTS
(Cost $7,447,354) (81.2%)			$8,222,195

Cash and Other Assets, Less Liabilities (18.8%)			1,903,355
NET ASSETS (100.0%)			$10,125,550

(a)	Non-income producing security.

26	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Portfolio of Investments

April 30, 2017

Currency Abbreviations
AED	-	United Arab Emirates Dirham
BRL	-	Brazil Real
CNY	-	China Yuan
CZK	-	Czech Koruna
HKD	-	Hong Kong Dollar
KRW	-	South Korea Won
MXN	-	Mexico Peso
QAR	-	Qatar Rial
SGD	-	Singapore Dollar
TWD	-	Taiwan New Dollar
USD	-	United States Dollar
VND	-	Vietnam Dong

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2017	27

Seafarer Funds	Statements of Assets and Liabilities

April 30, 2017

	Seafarer Overseas Growth and Income Fund		Seafarer Overseas Value Fund
ASSETS:
Investments, at value	$2,309,353,709		$8,222,195
Cash	60,285,167		1,904,916
Foreign currency, at value (Cost $3,239,755 and $5,411)	3,224,758		5,394
Receivable for investments sold	9,434,308		–
Receivable for shares sold	3,109,096		–
Receivable due from investment adviser	–		6,652
Interest and dividends receivable	5,207,069		18,302
Deferred offering costs	–		5,362
Prepaid expenses and other assets	41,033		2,369
Total Assets	2,390,655,140		10,165,190
LIABILITIES:
Payable for investments purchased	9,327,165		–
Foreign capital gains tax	650,030		–
Administrative fees payable	92,520		2,526
Shareholder service plan fees payable	372,393		1,114
Payable for shares redeemed	627,516		–
Investment advisory fees payable	1,387,965		–
Payable for chief compliance officer fee	7,023		25
Trustee fees and expenses payable	19,394		69
Payable for principal financial officer fees	1,661		6
Audit and tax fees payable	23,851		22,932
Accrued expenses and other liabilities	451,802		12,968
Total Liabilities	12,961,320		39,640
NET ASSETS	$2,377,693,820		$10,125,550
NET ASSETS CONSIST OF:
Paid‐in capital (Note 5)	$2,182,213,188		$9,327,048
Accumulated net investment income	6,298,920		23,419
Accumulated net realized loss	(19,709,430)		(4)
Net unrealized appreciation	208,891,142		775,087
NET ASSETS	$2,377,693,820		$10,125,550
INVESTMENTS, AT COST	$2,099,869,255		$7,447,354
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$12.51	(a)	$11.30
Net Assets	$877,383,754		$279,925
Shares of beneficial interest outstanding	70,151,551		24,776
Institutional Class:
Net Asset Value, offering and redemption price per share	$12.54		$11.28	(b)
Net Assets	$1,500,310,066		$9,845,625
Shares of beneficial interest outstanding	119,660,894		872,460

28	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Statements of Assets and Liabilities

April 30, 2017

(a)
In preparing the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), management made certain adjustments as required by U.S. GAAP which caused the net asset value for purposes of these financial statements to differ from the net asset value used to process shareholder transactions as of the date of these financial statements.  As a result, the net asset value increased by $0.01 from $12.50 to $12.51.

(b)
In preparing the financial statements in accordance with U.S. GAAP, management made certain adjustments as required by U.S. GAAP which caused the net asset value for purposes of these financial statements to differ from the net asset value used to process shareholder transactions as of the date of these financial statements.  As a result, the net asset value decreased by $0.01 from $11.29 to $11.28.

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2017	29

Seafarer Funds	Statements of Operations

Year or Period Ended April 30, 2017

	Seafarer Overseas Growth and Income Fund	Seafarer Overseas Value Fund(a)
INVESTMENT INCOME:
Dividends	$45,318,544	$123,786
Foreign taxes withheld	(4,043,862)	(4,616)
Interest and other income	7,722,654	1,853
Total investment income	48,997,336	121,023

EXPENSES:
Investment advisory fees (Note 6)	12,925,009	37,097
Administrative and transfer agency fees	766,803	30,362
Trustee fees and expenses	39,692	121
Registration/filing fees	97,272	2,788
Shareholder service plan fees
Investor Class	1,099,856	117
Institutional Class	442,753	1,475
Legal fees	31,404	77
Audit fees	39,195	24,032
Reports to shareholders and printing fees	150,645	773
Custody fees	1,079,660	26,092
Offering costs (Note 2)	–	55,972
Chief compliance officer fees	40,856	112
Principal financial officer fees	9,973	27
Miscellaneous	27,182	3,473
Total expenses	16,750,300	182,518
Less fees waived/reimbursed by investment adviser (Note 6)
Investor Class	–	(4,303)
Institutional Class	–	(125,280)
Total net expenses	16,750,300	52,935
NET INVESTMENT INCOME:	32,247,036	68,088
Net realized loss on investments	(8,620,327)	(3)
Net realized loss on foreign currency transactions	(1,662,104)	(2,765)
Net realized loss	(10,282,431)	(2,768)
Net change in unrealized appreciation on investments (net of foreign capital gains tax of $650,030 and $–)	174,013,758	774,841
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currency transactions	(5,705)	246
Net unrealized appreciation	174,008,053	775,087

30	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Statements of Operations

Year or Period Ended April 30, 2017

	Seafarer Overseas Growth and Income Fund	Seafarer Overseas Value Fund(a)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS	163,725,622	772,319
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$195,972,658	$840,407

(a)	For the period from May 31, 2016 (Fund inception) to April 30, 2017.

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2017	31

Seafarer Overseas Growth and Income Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2017	Year Ended April 30, 2016
OPERATIONS:
Net investment income	$32,247,036	$10,446,517
Net realized loss	(10,282,431)	(12,082,922)
Net change in unrealized appreciation	174,008,053	20,391,822
Net increase in net assets resulting from operations	195,972,658	18,755,417
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
From net investment income
Investor Class	$(11,816,708)	$(2,584,508)
Institutional Class	(15,268,463)	(2,856,743)
From net realized gains on investments
Investor Class	–	(883,213)
Institutional Class	–	(865,671)
Net decrease in net assets from distributions	(27,085,171)	(7,190,135)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 5):
Shares sold
Investor Class	$323,883,071	$641,922,494
Institutional Class	987,397,573	559,784,411
Dividends reinvested
Investor Class	11,687,348	3,453,383
Institutional Class	10,058,555	2,613,473
Shares Redeemed, net of redemption fees
Investor Class	(141,954,140)	(95,043,203)
Institutional Class	(201,239,879)	(88,578,872)
Net increase in net assets derived from beneficial interest transactions	989,832,528	1,024,151,686

Net increase in net assets	$1,158,720,015	$1,035,716,968

NET ASSETS:
Beginning of period	$1,218,973,805	$183,256,837
End of period (including accumulated net investment income of $6,298,920 and $3,665,408, respectively)	$2,377,693,820	$1,218,973,805

32	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2017	Year Ended April 30, 2016
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	27,609,055	58,019,970
Distributions reinvested	1,045,402	324,192
Redeemed	(12,161,311)	(8,922,148)
Net increase in shares outstanding	16,493,146	49,422,014
Institutional Class
Sold	83,448,584	50,734,276
Distributions reinvested	900,914	243,396
Redeemed	(17,485,012)	(8,430,296)
Net increase in shares outstanding	66,864,486	42,547,376

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2017	33

Seafarer Overseas Value Fund	Statements of Changes in Net Assets

May 31, 2016 (Inception) to April 30, 2017
OPERATIONS:
Net investment income	$68,088
Net realized loss	(2,768)
Net change in unrealized appreciation	775,087
Net increase in net assets resulting from operations	840,407
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
From net investment income
Investor Class	$(2,017)
Institutional Class	(60,374)
Net decrease in net assets from distributions	(62,391)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 5):
Shares sold
Investor Class	$253,053
Institutional Class	11,072,675
Dividends reinvested
Investor Class	2,017
Institutional Class	60,374
Shares Redeemed
Investor Class	–
Institutional Class	(2,040,585)
Net increase in net assets derived from beneficial interest transactions	9,347,534

Net increase in net assets	$10,125,550

NET ASSETS:
Beginning of period	$–
End of period (including accumulated net investment income of $23,419)	$10,125,550

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	24,578
Distributions reinvested	198
Net increase in shares outstanding	24,776
Institutional Class
Sold	1,062,151
Distributions reinvested	5,925
Redeemed	(195,616)
Net increase in shares outstanding	872,460

See accompanying Notes to Financial Statements.

34	(855) 732-9220 seafarerfunds.com

Page Intentionally Left Blank

Financial Highlights

For a share outstanding through the periods presented

Investor Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations
LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
REDEMPTION FEES ADDED TO PAID IN CAPITAL
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(e)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE

(a)	Calculated using the average shares method.
(b)	Less than $(0.005) per share.
(c)	Less than $0.005 per share.
(d)
In preparing the financial statements in accordance with U.S. GAAP, management made certain adjustments as required by U.S. GAAP which caused the net asset value for purposes of these financial statements to differ from the net asset value used to process shareholder transactions as of the date of these financial statements.  As a result, the net asset value increased by $0.01 from $12.50 to $12.51.

(e)
Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)
Includes adjustments in accordance with U.S. GAAP and as such, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes.  As a result, the total return increased by 0.09% from 11.13% to 11.22%.

(g)
Effective September 1, 2015, the Adviser agreed to limit expenses to 1.15%.  The Adviser agreed to limit expenses to 1.25% for the period September 1, 2014 through August 31, 2015.  Prior to September 1, 2014, the Adviser agreed to limit expenses to 1.40%.  (See Note 6).

See accompanying Notes to Financial Statements.

36	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund

Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015		Year Ended April 30, 2014	Year Ended April 30, 2013
$11.44		$12.64		$11.58		$11.91	$10.18

0.22		0.16		0.14		0.19	0.10
1.04		(1.23)		1.26		0.02	1.74
1.26		(1.07)		1.40		0.21	1.84

(0.19)		(0.11)		(0.19)		(0.26)	(0.11)
–		(0.02)		(0.15)		(0.28)	(0.00	)(b)
(0.19)		(0.13)		(0.34)		(0.54)	(0.11)
0.00	(c)	0.00	(c)	0.00	(c)	0.00 (c)	0.00	(c)
1.07		(1.20)		1.06		(0.33)	1.73
$12.51	(d)	$11.44		$12.64		$11.58	$11.91

11.22	%(f)	(8.39%)		12.55%		1.93%	18.24%

$877,384		$613,795		$53,543		$27,181	$26,348

1.02%		1.14%		1.30%		1.78%	2.82%
1.02%		1.14	%(g)	1.30	%(g)	1.40%	1.49%
1.88%		1.50%		1.19%		1.66%	0.90%
14%		7%		28%		51%	39%

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2017	37

Financial Highlights

For a share outstanding through the periods presented

Institutional Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations
LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
REDEMPTION FEES ADDED TO PAID IN CAPITAL
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE

(a)	Calculated using the average shares method.
(b)	Less than $(0.005) per share.
(c)	Less than $0.005 per share.
(d)
Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Effective September 1, 2014, the Adviser agreed to limit expenses to 1.05%. Prior to September 1, 2014, the Adviser agreed to limit expenses to 1.25%. (See Note 6).

See accompanying Notes to Financial Statements.

38	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund

For a share outstanding through the periods presented

Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015		Year Ended April 30, 2014	Year Ended April 30, 2013
$11.46	$12.66	$11.59		$11.91	$10.18

0.21	0.19	0.15		0.21	0.14
1.07	(1.26)	1.28		0.02	1.71
1.28	(1.07)	1.43		0.23	1.85

(0.20)	(0.12)	(0.21)		(0.27)	(0.12)
–	(0.02)	(0.15)		(0.28)	(0.00	)(b)
(0.20)	(0.14)	(0.36)		(0.55)	(0.12)
0.00 (c)	0.01	0.00	(c)	0.00 (c)	0.00	(c)
1.08	(1.20)	1.07		(0.32)	1.73
$12.54	$11.46	$12.66		$11.59	$11.91

11.37%	(8.32%)	12.76%		2.12%	18.33%

$1,500,310	$605,178	$129,714		$46,624	$11,486

0.92%	1.03%	1.18%		1.61%	2.88%
0.92%	1.03%	1.10	%(e)	1.25%	1.35%
1.82%	1.72%	1.30%		1.89%	1.28%
14%	7%	28%		51%	39%

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2017	39

Financial Highlights	Seafarer Overseas Value Fund

For a share outstanding through the period presented

Investor Class	May 31, 2016 (Inception) to April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME FROM OPERATIONS:
Net investment income(a)	0.12
Net realized and unrealized gain on investments	1.28
Total from investment operations	1.40

LESS DISTRIBUTIONS:
From net investment income	(0.10)
Total distributions	(0.10)
NET INCREASE IN NET ASSET VALUE	1.30
NET ASSET VALUE, END OF PERIOD	$11.30

TOTAL RETURN(b)	14.15%
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$280
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver	3.71	%(c)
Operating expenses including reimbursement/waiver	1.15	%(c)
Net investment income including reimbursement/waiver	1.24	%(c)
PORTFOLIO TURNOVER RATE(d)	0%

(a)	Calculated using the average shares method.
(b)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See accompanying Notes to Financial Statements.

40	(855) 732-9220 seafarerfunds.com

Financial Highlights	Seafarer Overseas Value Fund

For a share outstanding through the period presented

Institutional Class	May 31, 2016 (Inception) to April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME FROM OPERATIONS:
Net investment income(a)	0.13
Net realized and unrealized gain on investments	1.28
Total from investment operations	1.41

LESS DISTRIBUTIONS:
From net investment income	(0.13)
Total distributions	(0.13)
NET INCREASE IN NET ASSET VALUE	1.28
NET ASSET VALUE, END OF PERIOD	$11.28	(b)

TOTAL RETURN(c)	14.18	%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$9,846
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver	3.63	%(e)
Operating expenses including reimbursement/waiver	1.05	%(e)
Net investment income including reimbursement/waiver	1.36	%(e)
PORTFOLIO TURNOVER RATE(f)	0%

(a)	Calculated using the average shares method.
(b)
In preparing the financial statements in accordance with U.S. GAAP, management made certain adjustments as required by U.S. GAAP which caused the net asset value for purposes of these financial statements to differ from the net asset value used to process shareholder transactions as of the date of these financial statements. As a result, the net asset value decreased by $0.01 from $11.29 to $11.28.

(c)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)
Includes adjustments in accordance with U.S. GAAP and as such, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes. As a result, the total return decreased by 0.11% from 14.29% to 14.18%.

(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2017	41

Seafarer Funds	Notes to Financial Statements

April 30, 2017

NOTES TO FINANCIAL STATEMENTS

1. Organization

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Seafarer Overseas Growth and Income Fund and the Seafarer Overseas Value Fund (individually a “Fund” and collectively, the “Funds”). The Seafarer Overseas Growth and Income Fund seeks to provide long-term capital appreciation along with some current income; it also seeks to mitigate adverse volatility in returns as a secondary objective. The Seafarer Overseas Value Fund seeks to provide long-term capital appreciation. The Seafarer Overseas Value Fund launched on May 31, 2016. The Funds each offer Investor Class and Institutional Class shares.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation

Each Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and exchange traded funds, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange but before the close of the NYSE, such that the securities’ value would likely change. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”). Each Fund uses a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers that inform each Fund when to use the fair valuation model.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security. Corporate bonds and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Publicly traded foreign government debt securities and foreign corporate bonds are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market.

42	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Notes to Financial Statements

April 30, 2017

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service.

When such prices or quotations are not available, or when the Trust’s Valuation Committee believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Certain foreign countries impose a tax on capital gains which is accrued by each Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Such inputs are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, which are developed based on the information available and the reporting entity’s best efforts to interpret such information.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Annual Report – April 30, 2017	43

Seafarer Funds	Notes to Financial Statements

April 30, 2017

The following is a summary of the inputs used to value each Fund as of April 30, 2017:

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Seafarer Overseas Growth and Income Fund
Common Stocks	$1,962,590,781	$–	$–	$1,962,590,781
Preferred Stocks	167,545,286	–	–	167,545,286
Corporate Bond ‐ Foreign Currency	–	31,316,198	–	31,316,198
Corporate Bond ‐ USD	–	19,300,000	–	19,300,000
Medium/Long‐term Government Bond ‐ Foreign Currency	–	58,027,350	–	58,027,350
Short‐term Government Bond ‐ USD/Foreign Currency	–	70,574,094	–	70,574,094
Total	$2,130,136,067	$179,217,642	$–	$2,309,353,709

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Seafarer Overseas Value Fund
Common Stocks	$8,222,195	$–	$–	$8,222,195
Total	$8,222,195	$–	$–	$8,222,195

(a)	For detailed descriptions of securities by country, see the accompanying Portfolio of Investments.

The Funds recognize transfers between levels as of the end of the period. For the year or period ended April 30, 2017, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Each Fund utilizes a fair value evaluation service with respect to international securities with an earlier market closing than the Fund’s net asset value computation cutoff. When events trigger the use of the fair value evaluation service on a reporting period date, it results in certain securities transferring from a Level 1 to a Level 2 classification. For the period or year ended April 30, 2017, the Funds did not have any transfers between Level 1 and Level 2 securities.

Investment Transactions and Investment Income

Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

44	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Notes to Financial Statements

April 30, 2017

Cash Management Transactions

Each of the Funds subscribes to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight offshore demand deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances. Excess cash with deposit institutions domiciled outside of the U.S. are subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. Cash balances in the BBH CMS are included on the Statement of Assets and Liabilities under Cash and Foreign Currency, at value. As of April 30, 2017, the Funds had the following cash balances participating in the BBH CMS:

Fund
Seafarer Overseas Growth and Income Fund	$60,276,683
Seafarer Overseas Value Fund	1,904,671

As of April 30, 2017, the Funds had the following foreign cash balances participating in the BBH CMS (cost and value of foreign cash balances are equal):

Fund
Seafarer Overseas Growth and Income Fund	$1,496,962
Seafarer Overseas Value Fund	–

Foreign Securities

The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts

Each Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of a contract is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Trust Expenses

Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on the average daily net assets of each fund.

Annual Report – April 30, 2017	45

Seafarer Funds	Notes to Financial Statements

April 30, 2017

Fund and Class Expenses

Expenses that are specific to a Fund or class of shares of a Fund, including shareholder servicing fees, are charged directly to that Fund or share class. Expenses that are common to all Funds are generally allocated among the Funds in proportion to their average daily net assets.

Offering Costs

Offering costs, including costs of printing initial prospectuses, legal and registration fees, are being amortized over twelve months from the inception date of the Seafarer Overseas Value Fund. Amounts amortized during the period ended April 30, 2017 for the Seafarer Overseas Value Fund are shown on the Statements of Operations. As of April 30, 2017, $5,362, of offering costs remain to be amortized for the Seafarer Overseas Value Fund.

Federal Income Taxes

Each Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year or period ended April 30, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders

In general, the Seafarer Overseas Growth and Income Fund’s policy is to distribute to its shareholders substantially all net investment income, paid out via two semi-annual dividends, in June and December. The Seafarer Overseas Value Fund’s policy is to distribute to its shareholders substantially all net investment income via one annual dividend in December. It is also each Fund’s policy to distribute annually all net realized short-term and long-term capital gains, if any, after offsetting any capital loss carryovers. Income dividend distributions are derived from dividends and other income each Fund receives from its investments, including short-term capital gains. Long-term capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than one year. Each Fund may make additional distributions if Seafarer Capital Partners, LLC (the “Adviser”) believes doing so may be necessary for the Fund to avoid or reduce taxes.

3. Tax Basis Information

Reclassifications

As of April 30, 2017, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to organizational costs, equalization, PFICs and foreign currency. The reclassifications were as follows:

	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain
Seafarer Overseas Growth and Income Fund	$177,704	$(2,528,353)	$2,350,649
Seafarer Overseas Value Fund	(20,486)	17,722	2,764

46	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Notes to Financial Statements

April 30, 2017

Tax Basis of Investments

As of April 30, 2017, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Appreciation/ (Depreciation) on Foreign Currencies	Net Unrealized Appreciation
Seafarer Overseas Growth and Income Fund	$2,102,930,692	$284,721,774	$(78,298,757)	$(593,312)	$205,829,705
Seafarer Overseas Value Fund	7,523,760	924,953	(226,518)	246	698,681

Components of Distributable Earnings

As of April 30, 2017, components of distributable earnings were as follows:

Seafarer Overseas Growth and Income Fund
Accumulated net investment income	$8,351,235
Accumulated net realized loss	(18,700,308)
Net unrealized appreciation on investments	205,829,705
Total distributable earnings	$195,480,632

Seafarer Overseas Value Fund
Accumulated net investment income	$99,825
Accumulated net realized loss	(4)
Net unrealized appreciation on investments	698,681
Total distributable earnings	$798,502

Capital Losses

As of April 30, 2017, the following funds have available for Federal income tax purposes unused capital losses that may be used to offset future realized capital gains. The capital losses may be carried forward indefinitely to offset future realized gains. Capital losses carried forward were as follows:

	Short-Term	Long-Term
Seafarer Overseas Growth and Income Fund	$11,984,220	$6,716,088
Seafarer Overseas Value Fund	4	–

Tax Basis of Distributions to Shareholders

The character of distributions made during the year from net investment income or net realized gains may differ from the ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain is recorded by the Funds.

Annual Report – April 30, 2017	47

Seafarer Funds	Notes to Financial Statements

April 30, 2017

The tax character of distributions paid by the Funds for the fiscal year or period ended April 30, 2017 was as follows:

	Ordinary Income	Long-Term Capital Gain
Seafarer Overseas Growth and Income Fund	$27,085,171	$–
Seafarer Overseas Value Fund	62,391	–

The tax character of distributions paid by the Seafarer Overseas Growth and Income Fund for the fiscal year ended April 30, 2016 was as follows:

	Ordinary Income	Long-Term Capital Gain
Seafarer Overseas Growth and Income Fund	$5,441,611	$1,748,524

4. Securities Transactions

The cost of purchases and proceeds from sales of securities excluding short term securities during the year or period ended April 30, 2017 was as follows:

	Purchases of Securities	Proceeds From Sales of Securities
Seafarer Overseas Growth and Income Fund	$1,246,241,785	$224,446,666
Seafarer Overseas Value Fund	7,447,354	–

5. Shares of Beneficial Interest

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Prior to August, 31, 2016, shares redeemed within 90 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. The redemption fee is reflected in the “Shares redeemed, net of redemption fees” in the Statements of Changes in Net Assets. Effective August 31, 2016, the Funds no longer impose a redemption fee.

48	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Notes to Financial Statements

April 30, 2017

During the year or period ended April 30, 2017, and the year ended April 30, 2016, the Funds retained the following redemption fees:

Fund	For the Year or period ended April 30, 2017	For the Year ended April 30, 2016
Seafarer Overseas Growth and Income Fund
Investor Class	$40,363	$136,085
Institutional Class	$49,013	$152,697
Seafarer Overseas Value Fund(a)
Investor Class	$–	$–
Institutional Class	$–	$–

(a)	The Seafarer Overseas Value Fund launched on May 31, 2016.

6. Management and Related Party Transactions

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objectives, policies, limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the investment advisory agreement, the Funds, in the aggregate, pay the Adviser an annual management fee of 0.75% of the aggregate average daily net assets of the Funds up to $1.5 billion and 0.70% of the aggregate average daily net assets of the Funds over $1.5 billion. Each Fund pays the Adviser a monthly fee at the annual rate using the applicable management fee calculated based on the Fund’s pro rata share of the Funds’ combined average daily net assets. Prior to August 31, 2016, the Funds paid the Adviser an annual management fee of 0.75% of the aggregate average daily net assets of the Funds. The management fee is paid on a monthly basis.

Effective September 1, 2014, the Adviser contractually agreed to limit certain Fund expenses (excluding brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.25% and 1.05% of the Funds’ average daily net assets in the Investor and Institutional share classes, respectively, through August 31, 2015. Effective September 1, 2015, the Adviser contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver / Expense Reimbursements (excluding brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of the Funds’ average daily net assets for the Investor and Institutional share classes respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2017. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Funds’ expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. The Funds will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year(s) in which the fees and expenses were deferred. This agreement may not be terminated or modified prior to August 31, 2017, except with the approval of the Funds’ Board. During the year or period ended April 30, 2017, the Adviser agreed that it will only seek to recoup waived management fees and will not recoup any reimbursed expenses. As of April 30, 2017, the Adviser has recouped all available waived management fees from the Seafarer Overseas Growth and Income Fund.

Annual Report – April 30, 2017	49

Seafarer Funds	Notes to Financial Statements

April 30, 2017

For the period ended April 30, 2017, the fee waivers and/or reimbursements were as follows for the Seafarer Overseas Value Fund:

Fund	Fees Waived/Reimbursed By Adviser
Seafarer Overseas Value Fund(a)
Investor Class	$4,303
Institutional Class	125,280

(a)	The Seafarer Overseas Value Fund launched on May 31, 2016.

As of April 30, 2017, the balances of recoupable expenses for each class were as follows for the Funds:

Fund	Expires 2020	Total
Seafarer Overseas Growth and Income Fund
Investor Class	$–	$–
Institutional Class	–	–
Seafarer Overseas Value Fund
Investor Class	$1,168	$1,168
Institutional Class	34,396	34,396

Fund Administrator

ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) (an affiliate of ALPS Distributors, Inc.) provides administrative, fund accounting and other services to the Funds under the Administration, Bookkeeping and Pricing Services Agreement with the Trust.

The Funds’ administrative fee is accrued on a daily basis and paid monthly. The Administrator is also reimbursed by the Funds for certain out-of-pocket expenses. Administration fees paid by the Funds for the year or period ended April 30, 2017 are disclosed in the Statements of Operations.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds (“Transfer Agent”). ALPS is paid an annual base fee per Fund and a fee based on the number of shareholder accounts. The Transfer Agent is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the year or period ended April 30, 2017 are disclosed in the Statements of Operations.

Compliance Services

ALPS provides compliance services to the Funds under the Chief Compliance Officer Services Agreement with the Trust. ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in accordance with the requirements of Rule 38a-1 under the 1940 Act. ALPS is paid an annual base fee and is reimbursed for certain out-of-pocket expenses. Compliance service fees paid by the Funds for the year or period ended April 30, 2017 are disclosed in the Statements of Operations.

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Seafarer Funds	Notes to Financial Statements

April 30, 2017

Principal Financial Officer

ALPS provides principal financial officer services to the Funds under the Principal Financial Officer Services Agreement with the Trust. Under this Agreement, ALPS is paid an annual base fee and is reimbursed for certain out-of-pocket expenses. Principal financial officer fees paid by the Funds for the year or period ended April 30, 2017 are disclosed in the Statements of Operations.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to the Distribution Agreement with the Trust. Under a side letter agreement, the Adviser pays ADI an annual base fee of $12,000 per Fund for the distribution services. The Adviser also reimburses ADI for certain out-of-pocket expenses. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of the Funds’ shares, although it is not obliged to sell any particular amount of shares. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Shareholder Service Plan for Investor Class and Institutional Class Shares

Each Fund has adopted a Shareholder Services Plan (a “Services Plan”) for each of its share classes. Under the Services Plan, each Fund is authorized to enter into shareholder service agreements with investment advisers, financial institutions and other service providers (“Participating Organizations”) to maintain and provide certain administrative and servicing functions in relation to the accounts of shareholders. Shareholder service arrangements typically include processing orders for shares, generating account and confirmation statements, sub-accounting, account maintenance, tax reporting, and disbursing cash dividends as well as other investment or administrative services required for the particular Participating Organizations’ products, programs, platform and accounts. The Services Plan will cause each Fund to pay an aggregate fee, not to exceed on an annual basis 0.15% and 0.05% of the average daily net asset value of the Investor and Institutional share classes, respectively. Such payments will be made on assets attributable to or held in the name of a Participating Organization, on behalf of its clients as compensation for providing service activities pursuant to an agreement with the Participating Organization. Any amount of such payment not paid to a Participating Organization during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Fees recaptured pursuant to the Services Plan for the period or year ended April 30, 2017 are included as an offset to shareholder service plan fees as disclosed in the Statements of Operations.

7. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under the applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Recent Accounting Pronouncement

On October 13, 2016, the SEC amended Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact to the financial statements and disclosures.

Annual Report – April 30, 2017	51

Seafarer Funds	Report of Independent Registered Public Accounting Firm

April 30, 2017

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seafarer Overseas Growth and Income Fund and Seafarer Overseas Value Fund (the “Funds”), two of the portfolios constituting Financial Investors Trust, as of April 30, 2017, and as to Seafarer Overseas Growth and Income Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and as to Seafarer Overseas Value Fund, the related statements of operations, changes in net assets, and the financial highlights for the period May 31, 2016 (Inception) to April 30, 2017. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seafarer Overseas Growth and Income Fund and Seafarer Overseas Value Fund of Financial Investors Trust as of April 30, 2017, and as to Seafarer Overseas Growth and Income Fund, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and as to Seafarer Overseas Value Fund, the results of its operations, the changes in its net assets, and the financial highlights for the period May 31, 2016 (Inception) to April 30, 2017, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
June 27, 2017

52	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Additional Information

April 30, 2017 (Unaudited)

ADDITIONAL INFORMATION

1. Fund Holdings

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. Fund Proxy Voting Policies, Procedures and Summaries

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling toll-free (855) 732-9220 and (2) on the SEC’s website at http://www.sec.gov.

3. Tax Designations (Unaudited)

The Funds designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2016:

	Dividends Received Deduction	Qualified Dividend Income
Seafarer Overseas Growth and Income Fund	0.00%	54.49%
Seafarer Overseas Value Fund	0.00%	9.22%

In early 2017, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2016 via Form 1099. The Funds will notify shareholders in early 2018 of amounts paid to them by the Funds, if any, during the calendar year 2017.

The Seafarer Overseas Growth and Income Fund and the Seafarer Overseas Value Fund designate foreign taxes paid in the amount of $3,730,149 and $1,849 and foreign source income in the amount  of $52,451,189 and $103,490, respectively, for federal income tax purposes for the year ended  April 30, 2017.

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns.

Annual Report – April 30, 2017	53

Seafarer Funds	Approval of Fund Advisory Agreement

April 30, 2017 (Unaudited)

DISCLOSURE REGARDING APPROVAL OF FUND  ADVISORY AGREEMENT

On December 13, 2016, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and the Adviser (the “Investment Advisory Agreement”), in accordance with Section 15(c) of the Investment Company Act of 1940, as amended.  In renewing and approving the Investment Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Seafarer Overseas Growth and Income Fund (the “Growth and Income Fund”):

Investment Advisory Fee Rate

The Trustees reviewed and considered the contractual annual advisory fee paid by the Trust, on behalf of the Growth and Income Fund, to the Adviser of 0.75% of the Growth and Income Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by the Adviser to the Growth and Income Fund.

The Board received and considered information including a comparison of the Growth and Income Fund’s contractual and actual management fees and overall expenses with those of funds in the expense group and universe of funds selected by an independent provider of investment company data (the “Data Provider”).  The Trustees noted that the contractual management fee rate for the Institutional Class shares of the Growth and Income Fund was below the average and median contractual management fee rates of the Data Provider expense group.

Total Expense Ratios

Based on such information, the Trustees further reviewed and considered the total expense ratio (after waivers) of 1.024% for the Institutional Class of the Growth and Income Fund.  The Trustees noted that the Growth and Income Fund’s total expense ratio (after waivers) was below the average and median total expense ratios of the Data Provider expense group (after waivers).

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement

The Trustees received and considered information regarding the nature, extent, and quality of services provided to the Growth and Income Fund under the Investment Advisory Agreement.  The Trustees reviewed certain background materials supplied by the Adviser in its presentation, including its Form ADV.

The Trustees reviewed and considered the Adviser’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by the Adviser and its affiliated entities.  The Trustees also reviewed the research and decision-making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Growth and Income Fund.

The Trustees considered the background and experience of the Adviser’s management in  connection with the Growth and Income Fund, including reviewing the qualifications, backgrounds,  and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual  and potential investments.

The Trustees also reviewed, among other things, the Adviser’s insider trading policies and procedures and its Code of Ethics.

Performance

The Trustees reviewed performance information for the Growth and Income Fund for the 1-year, 2-year, 3-year, and 4-year periods ended September 30, 2016.  That review included a comparison of the Fund’s performance to the performance universe average of a group of funds selected by Data Provider.  The Trustees noted the performance of the Fund was above the respective performance universe averages and above or near the benchmark for these periods.  The Trustees also considered the Adviser’s discussion of the Fund’s underlying portfolio diversification categories, its top contributors and top detractors, as well as the Adviser’s performance and reputation generally and its investment techniques, risk management controls, and decision-making processes.

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Seafarer Funds	Approval of Fund Advisory Agreement

April 30, 2017 (Unaudited)

Comparable Accounts

The Trustees noted certain information provided by the Adviser regarding fees charged to other Adviser clients and considered the Adviser’s statements indicating that there were no clients with investment mandates directly comparable to that of the Growth and Income Fund.

Profitability

The Trustees received and considered a retrospective and projected profitability analysis prepared by the Adviser based on the fees payable under the Investment Advisory Agreement with respect to the Growth and Income Fund.  The Trustees considered the profits, if any, anticipated to be realized by the Adviser in connection with the operation of the Fund.  The Board then reviewed the Adviser’s unaudited financial statements, including profit and loss statements for the year ended December 31, 2015 and the 6-month period ended June 30, 2016 and balance sheets for the same periods in order to analyze the financial condition and stability and profitability of the Adviser.

Economies of Scale

The Trustees considered whether economies of scale in the provision of services to the Growth and Income Fund will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Adviser

The Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Growth and Income Fund, including whether soft dollar arrangements were used.

In renewing the Adviser as the Growth and Income Fund’s investment adviser and renewing the Investment Advisory Agreement and the fees charged under the Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Investment Advisory Agreement.  Further, the Independent Trustees were advised by separate independent legal counsel throughout the process.  The Trustees, including all of the Independent Trustees, concluded that:

●	the Growth and Income Fund’s Institutional Class contractual management fee rate was below its Data Provider average and median expense group contractual management fee rate;

●	the Growth and Income Fund’s Institutional Class total expense ratio (after waivers) was below its Data Provider average and median expense group total expense ratios (after waivers);

●	the nature, extent, and quality of services rendered by the Adviser under the Investment Advisory Agreement with respect to the Growth and Income Fund were adequate;

●
the performance of the Institutional Class of the Growth and Income Fund was above the average of the funds in its Data Provider performance universe for the 1-year, 2-year, 3-year, and 4-year periods ended September 30, 2016;

●
bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to the Adviser’s other clients were not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by the Growth and Income Fund;

●	the profit, if any, realized by the Adviser in connection with the operation of the Growth and Income Fund is not unreasonable to the Fund; and

Annual Report – April 30, 2017	55

Seafarer Funds	Approval of Fund Advisory Agreement

April 30, 2017 (Unaudited)

●	there were no material economies of scale or other incidental benefits accruing to the Adviser in connection with its relationship with the Growth and Income Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that the Adviser’s compensation for investment advisory services is consistent with the best interests of the Growth and Income Fund and its shareholders.

56	(855) 732-9220seafarerfunds.com

Seafarer Funds	Trustees and Officers

April 30, 2017 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855-732-9220.

INDEPENDENT TRUSTEES
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was elected Chairman of the Board at the June 6, 2017, meeting of the Board of Trustees.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	34	Ms. Anstine is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co- Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr. Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	34	Mr. Deems is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds); Clough Funds Trust (1 fund); Elevation ETF Trust (1 fund); and Reaves Utility Income Fund (1 fund).

Annual Report – April 30, 2017	57

Seafarer Funds	Trustees and Officers

April 30, 2017 (Unaudited)

INDEPENDENT TRUSTEES (continued)
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	34
Mr. Rutledge is a Trustee of Principal Real Estate Income Fund (1 fund), Clough Global Dividend and Income Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).

Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.
Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.
				34	None.

58	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Trustees and Officers

April 30, 2017 (Unaudited)

INTERESTED TRUSTEE
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee and President	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act.	34
Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

Annual Report – April 30, 2017	59

Seafarer Funds	Trustees and Officers

April 30, 2017 (Unaudited)

OFFICERS
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.
Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., ALPS Series Trust and Elevation ETF Trust. Ms. Storms also serves as a Board member and Treasurer of The Center for Trauma & Resilience, a nonprofit agency.

Karen S. Gilomen, 1970	Secretary	Ms. Gilomen was elected Secretary of the Trust at the December 13, 2016 meeting of the Board of Trustees.
Ms. Gilomen joined ALPS in August 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen was Vice President - General Counsel & CCO of Monticello Associates, Inc. from 2010 to 2016. Because of her position with ALPS, Ms. Gilomen is deemed an affiliate of the Trust, as defined under the 1940 Act. Ms. Gilomen is also the Secretary of Oak Associates Funds and Reaves Utility Income Fund, and the Assistant Secretary of the WesMark Funds.

Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.
Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Boulder Growth & Income Fund, Inc., Centre Funds, Elevation ETF Trust, Index Funds, Reality Shares ETF Trust and Reaves Utility Income Fund.

Jennell Panella, 1974	Assistant Treasurer	Ms. Panella was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees.
Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Panella also serves as Assistant Treasurer of James Advantage Funds.

60	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Trustees and Officers

April 30, 2017 (Unaudited)

OFFICERS (continued)
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Alan Gattis, 1980	Assistant Treasurer	Mr. Gattis was elected Assistant Treasurer of the Trust at the September 13, 2016 meeting of the Board of Trustees.
Mr. Gattis joined ALPS in 2011 and is currently Vice President and Fund Controller of ALPS. Prior to joining ALPS, Mr. Gattis was an Auditor at Spicer Jeffries LLP (2009 through 2011) and an Auditor at PricewaterhouseCoopers LLP (2004 - 2009). Because of his position with ALPS, Mr. Gattis is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Gattis is also Assistant Treasurer of ALPS Series Trust, Clough Funds Trust, Clough Global Opportunities Fund, Clough Global Dividend and Income Fund, Clough Global Equity and Griffin Institutional Access Real Estate Fund.

Sharon Akselrod, 1974	Assistant Secretary	Ms. Akselrod was elected Assistant Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.
Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of ALPS ETF Trust.

Jennifer Craig, 1973	Assistant Secretary	Ms. Craig was elected Assistant Secretary of the Trust at the June 8, 2016 meeting of the Board of Trustees.
Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Assistant Secretary of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough Funds Trust and ALPS Series Trust.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected. Officers are elected on an annual basis.
***
The Fund Complex includes all series of the Trust (currently 34) and any other investment companies for which any Trustee serves as trustee for and which Seafarer Capital Partners, LLC provides investment advisory services (currently none).

Annual Report – April 30, 2017	61

Seafarer Funds	Privacy Policy

April 30, 2017 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
●	Social Security number and account transactions
●	Account balances and transaction history
●	Wire transfer instructions
How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do we share:	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

62	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Privacy Policy

April 30, 2017 (Unaudited)

Who We Are
Who is providing this notice?	Seafarer Overseas Growth and Income Fund and Seafarer Overseas Value Fund.

What We Do
How do the Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do the Funds collect my personal information?	We collect your personal information, for example, when you
	●	open an account
	●	provide account information or give us your contact information
	●	make a wire transfer or deposit money
Why can’t I limit all sharing?	Federal law gives you the right to limit only
	●	sharing for affiliates’ everyday business purposes-information about your creditworthiness
	●	affiliates from using your information to market to you
	●	sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
	●	The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
	●	The Funds do not jointly market.

Other Important Information
California Residents
If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Vermont Residents
The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Annual Report – April 30, 2017	63

Page Intentionally Left Blank

SEAFARER
FUNDS

P.O. Box 44474
Denver, Colorado 80201
(855) 732-9220
seafarerfunds.com

Seafarer Funds distributed by ALPS Distributors, Inc.
Must be accompanied or preceded by a prospectus.

VULCAN
VALUE
PARTNERS

ANNUAL

April 30, 2017

VULCAN VALUE PARTNERS FUND

VULCAN VALUE PARTNERS SMALL CAP FUND

CONTENTS	PAGE
Shareholder Letter	1
Fund Overview
Vulcan Value Partners Fund	4
Vulcan Value Partners Small Cap Fund	7
Disclosure of Fund Expenses
Vulcan Value Partners Fund	6
Vulcan Value Partners Small Cap Fund	9
Statements of Investments
Vulcan Value Partners Fund	10
Vulcan Value Partners Small Cap Fund	13
Statements of Assets and Liabilities	16
Statements of Operations	17
Statements of Changes in Net Assets
Vulcan Value Partners Fund	18
Vulcan Value Partners Small Cap Fund	19
Financial Highlights
Vulcan Value Partners Fund	20
Vulcan Value Partners Small Cap Fund	22
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	34
Disclosure Regarding Approval of Fund Advisory Agreements	35
Additional Information	38
Trustees and Officers	39
Privacy Policy	44

www.vulcanvaluepartners.com

Shareholder Letter

April 30, 2017 (Unaudited)

Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund delivered double digit returns for the year ended April 30, 2017 and, more importantly, the funds have produced strong long‐term returns as both funds have outperformed their primary benchmarks inception to date. As we have often said, we place no weight on short‐term results, good or bad, and neither should you. In fact, we have made and will continue to make decisions that negatively impact short‐term performance when we think we can improve our long‐term returns and mitigate risk. We encourage you to place more weight on our longer‐term historical results and a great deal of weight on our long‐term prospects.

We are proud to announce that Vulcan celebrated its ten year anniversary as a firm during the first quarter of 2017. Between the founding of the firm in 2007 and December 30, 2009, the inception of the funds, Vulcan built sufficient staff and infrastructure to seek to ensure the firm’s ability to manage substantial client assets. Our success in providing value to clients over the firm’s ten year history confirms that the investment disciplines pioneered by the great value investors who preceded us are still relevant today. What are these disciplines that we believe in and follow?

First, it is essential to consistently execute our disciplined investment philosophy and let it take the portfolio where it is supposed to go as part of our effort to produce attractive long‐term results. Second, to achieve attractive long‐term results you must be willing and able to stand apart from the crowd and endure periods of short‐term underperformance. Third, capturing attractive long‐term results requires patience and a long‐term time horizon.

Vulcan Value Partners Large Cap Fund Review

In the discussion that follows, we highlight a few holdings in the Vulcan Value Partners Fund.

One year ago we wrote the following about Oracle, our largest holding:

“Oracle has faced a significant headwind from the strong dollar. More importantly, the company is rapidly shifting its business mix to Cloud‐based delivery of its software products. Cloud‐based revenues are more profitable over time than on‐premise software license fees. However, Oracle’s consolidated growth has slowed because Cloud sales do not have one‐time setup fees, while on‐premise sales do. Investors with shorter time horizons than ours have punished Oracle’s stock for the last couple of years because of its slowing consolidated growth. As Oracle’s Cloud business continues to grow at high double‐digit rates, the company’s consolidated growth rate should begin to accelerate sometime over the next twelve months and continue to accelerate for many years to come. As this inflection point becomes more visible to short‐term investors, they are pushing up Oracle’s stock price, and we are being rewarded for our patience.”

Fast forward to today: We could not be more pleased with Oracle’s progress. Oracle has hit its inflection point, and we expect growth to accelerate over the next several years. More importantly, the company has strengthened its competitive position by extending its reach into the Cloud.

Annual Report | April 30, 2017	1

Shareholder Letter

April 30, 2017 (Unaudited)

Skyworks, a new purchase in the third quarter of 2016, makes radio frequency filters (RF), power amplifiers, and mixed signal semiconductors. These chipsets are critical components in modern cell phones. As telecommunications technology continues to evolve from 2G to 3G to 4G and soon to 5G, bands continue to proliferate and data usage grows exponentially. Their products are a small part of the cost of a cell phone, but the phone will not function without them. They operate in a global oligopoly (1). Only a handful of companies can produce these increasingly complex chipsets at scale. Switching costs are high and risky. As an example, think about the financial and reputational damage to Samsung from the Galaxy 7 battery debacle— and batteries are commoditized while RF chipsets are not.

We sold Franklin Resources. After compounding nicely for several years, its value has been flat for the past couple of years. As we have said in the past, part of our investment discipline is to reassess a company whose value has not grown over two years. We admire Franklin’s business model which generates large amounts of stable free cash flow and its competitive advantages such as scale and a broad and diverse product offering. However, as we look forward over our five year investment horizon, we are less certain about Franklin’s competitive advantages. Following our investment discipline, we sold our position and redeployed capital to companies that we believe have more stable values and more attractive price to value ratios.

Vulcan Value Partners Small Cap Fund Review

In the discussion that follows, we highlight a few holdings in the Vulcan Value Partners Small Cap Fund.

CEB, Inc., a new purchase in the fourth quarter of 2016, has a unique networking and database business helping executives find best practices within their industries. CEB is illustrative of our challenges in Small Cap. For us, there are few qualifying companies that are attractively priced, and the few that are selling at a discount do not stay discounted long. We were forced sellers in the first quarter of 2017 as Gartner offered to buy the company at a substantial premium to our estimate of intrinsic worth. Our gain on CEB was over 40% in the short time that we owned it.

Sotheby’s, a material contributor, gained just over 47% during the 12 month period ended April 30, 2017. We believe Sotheby’s management team is doing an excellent job operationally and in terms of allocating capital. The market is belatedly recognizing Sotheby’s improved performance which is transpiring against the backdrop of a relatively weak art market.

Select Comfort, another material contributor over this time period, is a company we have successfully owned before. Select Comfort has a unique distribution model that it uses to sell premium bedding products including mattresses. The company produces high levels of free cash flow and is benefitting from a shift to more comfortable, higher‐end mattresses among consumers. Its Sleep Number mattresses have a loyal following, which is impressive for such a long‐lasting product with infrequent sales. My wife and I personally bought a Sleep Number bed as part of our research process, and I have to say that we love it. We will never buy another brand.

CEB, Inc., a new purchase in the fourth quarter of 2016, has a unique networking and database business helping executives find best practices within their industries. CEB is illustrative of our challenges in Small Cap. For us, there are few qualifying companies that are attractively priced, and the few that are selling at a discount do not stay discounted long. We were forced sellers in the first quarter of 2017 as Gartner offered to buy the company at a substantial premium to our estimate of intrinsic worth. Our gain on CEB was over 40% in the short time that we owned it.

2	www.vulcanvaluepartners.com

Shareholder Letter

April 30, 2017 (Unaudited)

CEB is also an example of our challenges in Small Cap. We made a large gain in a short period of time and sold it above our estimate of fair value, but we have very few qualifying businesses into which we can re‐deploy capital from the sale. Consequently, our cash levels are rising. Cash is a residual decision. We demand a margin of safety to invest. We will not knowingly pay fair value or more than fair value for any business.

Closing

We are very pleased to be able to share good news with you in this letter regarding our results while we maintain our focus on long‐term investing. We appreciate the confidence you have placed in us. We would not have been able to produce our outstanding long‐term results without your stable capital. Thank you!

C.T. Fitzpatrick
Chief Executive Officer
 Vulcan Value Partners, LLC

Past performance does not guarantee future results. The Fund’s prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Funds’ prospectus. Please call 877.421.5078 to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of the Vulcan Value Partners, LLC and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Vulcan Value Partners, LLC nor the Funds accept any liability for losses either direct or consequential caused by the use of this information.

The Funds are distributed by ALPS Distributors, Inc.

The Funds are subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Funds may not achieve their objectives.

Diversification does not eliminate the risk of experiencing investment losses.

(1)
Oligopoly is a market structure in which a small number of firms has the large majority of market share. An oligopoly is similar to a monopoly, except that rather than one firm, two or more firms dominate the market.

Annual Report | April 30, 2017	3

Fund Overview

April 30, 2017 (Unaudited)

VULCAN VALUE PARTNERS FUND

Cumulative Total Returns (as of 4/30/17)

						Expense Ratios
	6 Month	1 Year	3 Year	5 Year	Since Inception*	Total	Net(1)
Vulcan Value Partners Fund	15.40%	13.85%	7.48%	12.72%	12.70%	1.08%	1.08%
S&P 500® Total Return Index(2)	13.32%	17.92%	10.47%	13.68%	13.13%
Russell 1000® Value Index(3)	11.69%	16.55%	8.26%	13.32%	12.43%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 90 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-877-421-5078.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods greater than 1 year are annualized.

*	Fund inception date of 12/30/09.

(1)
Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.25% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through August 31, 2017. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. Notwithstanding the foregoing, the Fund will not be obligated to pay any such fees and expenses more than three years after the end of the fiscal year in which the fees or expenses were foregone or reimbursed. The Adviser may not discontinue or modify this waiver prior to August 31, 2017 without the approval by the Fund’s Board of Trustees.

(2)
The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

(3)
The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S.equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

4	www.vulcanvaluepartners.com

Fund Overview

April 30, 2017 (Unaudited)

Performance of $10,000 Initial Investment (for the period ended April 30, 2017)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Allocation (as a % of Net Assets)*

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2017	5

Disclosure of Fund Expenses

April 30, 2017 (Unaudited)

As a shareholder of the Vulcan Value Partners Fund (the “Fund”), you will incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees and other fund operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2016 and held until April 30, 2017.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note the expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table below is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Vulcan Value Partners Fund

	Beginning Account Value 11/1/16	Ending Account Value 4/30/17	Expense Ratio(a)	Expenses Paid During period 11/1/16 - 4/30/17(b)
Actual	$1,000.00	$1,154.00	1.07%	$ 5.71
Hypothetical (5% return before expenses)	$1,000.00	$1,019.49	1.07%	$ 5.36

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.
(b)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

6	www.vulcanvaluepartners.com

Fund Overview

April 30, 2017 (Unaudited)

VULCAN VALUE PARTNERS SMALL CAP FUND

Cumulative Total Returns (as of 4/30/17)
						Expense Ratios
	6 Month	1 Year	3 Year	5 Year	Since Inception*	Total	Net(1)
Vulcan Value Partners Small Cap Fund	17.99%	21.97%	8.65%	14.14%	15.04%	1.26%	1.26%
Russell 2000® Value Index(2)	18.26%	27.18%	8.71%	12.96%	12.33%
Russell 2000® Index(3)	18.37%	25.63%	9.04%	12.95%	12.95%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 90 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-877-421-5078.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods greater than 1 year are annualized.

*	Fund inception date of 12/30/09.

(1)
Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.25% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through August 31, 2017. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. Notwithstanding the foregoing, the Fund will not be obligated to pay any such fees and expenses more than three years after the end of the fiscal year in which the fees or expenses were foregone or reimbursed. The Adviser may not discontinue or modify this waiver prior to August 31, 2017 without the approval by the Fund’s Board of Trustees.

(2)
The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S.equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

(3)
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

Annual Report | April 30, 2017	7

Fund Overview

April 30, 2017 (Unaudited)

Performance of $10,000 Initial Investment (for the period ended April 30, 2017)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Allocation (as a % of Net Assets)*

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

8	www.vulcanvaluepartners.com

Disclosure of Fund Expenses

April 30, 2017 (Unaudited)

As a shareholder of the Vulcan Value Partners Small Cap Fund (the “Fund”), you will incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees and other fund operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2016 and held until April 30, 2017.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note the expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table below is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Vulcan Value Partners Small Cap Fund

	Beginning Account Value 11/1/16	Ending Account Value 4/30/17	Expense Ratio(a)	Expenses Paid During period 11/1/16 - 4/30/17(b)
Actual	$1,000.00	$1,179.90	1.25%	$ 6.76
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	1.25%	$ 6.26

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.
(b)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

Annual Report | April 30, 2017	9

Statement of Investments	Vulcan Value Partners Fund

April 30, 2017

	Shares	Value (Note 2)
COMMON STOCKS (96.96%)
Communications (7.22%)
Media (6.21%)
Discovery Communications, Inc., Class C(a)	1,665,650	$46,604,887
Time Warner, Inc.	132,594	13,162,607
Walt Disney Co.	173,637	20,072,437
		79,839,931

Telecommunications (1.01%)
Cisco Systems, Inc.	380,816	12,974,401

TOTAL COMMUNICATIONS		92,814,332

Consumer, Cyclical (15.90%)
Auto Parts & Equipment (4.76%)
GKN PLC	13,165,204	61,198,135

Distribution/Wholesale (1.77%)
Fossil Group, Inc.(a)	1,317,934	22,734,361

Lodging (4.10%)
Hilton Worldwide Holdings, Inc.	527,398	31,100,660
Intercontinental Hotels Group PLC, ADR	408,187	21,548,192
		52,648,852

Retail (5.27%)
CVS Health Corp.	820,812	67,667,741

TOTAL CONSUMER, CYCLICAL		204,249,089

Consumer, Non‐cyclical (22.05%)
Commercial Services (5.30%)
Moody's Corp.	203,025	24,021,918
S&P Global, Inc.	158,436	21,260,527
Sabre Corp.	971,748	22,748,621
		68,031,066

Healthcare‐Services (5.45%)
Aetna, Inc.	173,096	23,380,077
Anthem, Inc.	198,288	35,273,452
UnitedHealth Group, Inc.	65,038	11,373,845
		70,027,374

Pharmaceuticals (11.30%)
AmerisourceBergen Corp.	637,209	52,282,999

10	www.vulcanvaluepartners.com

Vulcan Value Partners Fund	Statement of Investments

April 30, 2017

	Shares	Value (Note 2)
Consumer, Non-cyclical (continued)
Pharmaceuticals (continued)
Cardinal Health, Inc.	540,273	$39,218,417
McKesson Corp.	388,384	53,709,623
		145,211,039

TOTAL CONSUMER, NON-CYCLICAL		283,269,479

Energy (5.28%)
Oil & Gas Services (5.28%)
National Oilwell Varco, Inc.	1,939,968	67,840,681

TOTAL ENERGY		67,840,681

Financial (28.26%)
Banks (7.16%)
Bank of New York Mellon Corp.	605,004	28,471,488
Northern Trust Corp.	222,648	20,038,320
State Street Corp.	518,136	43,471,610
		91,981,418

Diversified Financial Services (8.32%)
Mastercard, Inc., Class A	462,107	53,752,286
Visa, Inc., Class A	582,630	53,147,509
		106,899,795

Insurance (10.07%)
Axis Capital Holdings, Ltd.	607,162	40,011,976
Everest Re Group, Ltd.	145,154	36,536,713
Swiss Re AG	607,249	52,852,024
		129,400,713

Real Estate (2.71%)
CBRE Group, Inc., Class A(a)	971,590	34,792,638

TOTAL FINANCIAL		363,074,564

Industrial (5.51%)
Aerospace & Defense (4.04%)
Boeing Co.	237,128	43,828,368
United Technologies Corp.	68,055	8,097,865
		51,926,233

Annual Report | April 30, 2017	11

Statement of Investments	Vulcan Value Partners Fund

April 30, 2017

	Shares	Value (Note 2)
Industrial (continued)
Miscellaneous Manufacturing (1.47%)
Parker-Hannifin Corp.	117,145	$18,836,916

TOTAL INDUSTRIAL		70,763,149

Technology (12.74%)
Semiconductors (3.91%)
Qorvo, Inc.(a)	557,985	37,959,720
Skyworks Solutions, Inc.	123,058	12,273,805
		50,233,525

Software (8.83%)
Oracle Corp.	2,521,847	113,382,241

TOTAL TECHNOLOGY		163,615,766

TOTAL COMMON STOCKS (Cost $1,099,044,753)		1,245,627,060

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (2.81%)
Money Market Fund (2.81%)
Dreyfus Treasury Prime Cash Management Fund, Institutional Shares	0.626%	36,071,774	36,071,774

TOTAL SHORT TERM INVESTMENTS (Cost $36,071,774)			36,071,774

TOTAL INVESTMENTS (99.77%) (Cost $1,135,116,527)			$1,281,698,834

Other Assets In Excess Of Liabilities (0.23%)			2,969,822

NET ASSETS (100.00%)			$1,284,668,656

(a)	Non-Income Producing Security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Accompanying Notes to Financial Statements.

12	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund	Statement of Investments

April 30, 2017

	Shares	Value (Note 2)
COMMON STOCKS (84.11%)
Communications (0.96%)
Internet (0.96%)
Trade Me Group, Ltd.	3,283,843	$11,999,640

TOTAL COMMUNICATIONS		11,999,640

Consumer, Cyclical (20.08%)
Distribution/Wholesale (2.02%)
Fossil Group, Inc.(a)	1,469,127	25,342,441

Home Furnishings (6.70%)
Howden Joinery Group PLC	1,868,689	11,206,117
Select Comfort Corp.(a)	2,361,255	72,962,780
		84,168,897

Housewares (2.06%)
Tupperware Brands Corp.	360,526	25,889,372

Lodging (4.26%)
Choice Hotels International, Inc.	335,215	21,017,980
La Quinta Holdings, Inc.(a)	2,295,450	32,388,800
		53,406,780

Office Furnishings (1.42%)
Herman Miller, Inc.	538,992	17,840,635

Retail (3.62%)
Halfords Group PLC	4,069,400	19,701,841
Sally Beauty Holdings, Inc.(a)	1,355,447	25,780,602
		45,482,443

TOTAL CONSUMER, CYCLICAL		252,130,568

Consumer, Non-cyclical (10.56%)
Commercial Services (10.56%)
Navigant Consulting, Inc.(a)	930,206	22,297,038
Sabre Corp.	1,716,472	40,182,609
Savills PLC	2,819,197	33,921,752
Sotheby's(a)	763,596	36,163,907
		132,565,306

TOTAL CONSUMER, NON-CYCLICAL		132,565,306

Annual Report | April 30, 2017	13

Statement of Investments	Vulcan Value Partners Small Cap Fund

April 30, 2017

	Shares	Value (Note 2)
Energy (1.60%)
Oil & Gas Services (1.60%)
Thermon Group Holdings, Inc.(a)	982,070	$20,132,435

TOTAL ENERGY		20,132,435

Financial (28.57%)
Diversified Financial Services (4.40%)
Ashmore Group PLC	3,352,854	15,103,631
Virtus Investment Partners, Inc.	377,111	40,124,610
		55,228,241

Insurance (18.06%)
Aspen Insurance Holdings, Ltd.	1,227,307	64,249,522
Axis Capital Holdings, Ltd.	951,141	62,680,192
Everest Re Group, Ltd.	195,386	49,180,610
Navigators Group, Inc.	937,428	50,667,983
		226,778,307

Real Estate (5.26%)
Jones Lang LaSalle, Inc.	574,448	65,981,097

REITS (0.85%)
Outfront Media, Inc.	410,113	10,728,556

TOTAL FINANCIAL		358,716,201

Industrial (17.18%)
Electronics (6.20%)
Ituran Location and Control, Ltd.	1,936,082	60,599,366
Woodward, Inc.	255,007	17,256,324
		77,855,690

Machinery-Diversified (4.99%)
Concentric AB	2,115,920	34,877,933
Lindsay Corp.	319,458	27,748,122
		62,626,055

Miscellaneous Manufacturing (3.48%)
Actuant Corp., Class A	901,504	24,611,059
Crane Co.	239,430	19,132,852
		43,743,911

14	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund	Statement of Investments

April 30, 2017

	Shares	Value (Note 2)
Industrial (continued)
Transportation (2.51%)
Forward Air Corp.	591,746	$31,463,135

TOTAL INDUSTRIAL		215,688,791

Technology (5.16%)
Software (5.16%)
ACI Worldwide, Inc.(a)	3,016,738	64,829,700

TOTAL TECHNOLOGY		64,829,700

TOTAL COMMON STOCKS
(Cost $901,905,738)		1,056,062,641

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (17.40%)
Money Market Fund (17.40%)
Dreyfus Treasury Prime Cash Management Fund, Institutional Shares	0.626%	218,528,058	218,528,058

TOTAL SHORT TERM INVESTMENTS
(Cost $218,528,058)			218,528,058

TOTAL INVESTMENTS (101.51%)
(Cost $1,120,433,796)			$1,274,590,699

Liabilities In Excess Of Other Assets (-1.51%)			(18,984,869)

NET ASSETS (100.00%)			$1,255,605,830

(a)	Non-Income Producing Security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Accompanying Notes to Financial Statements.

Annual Report | April 30, 2017	15

Statements of Assets and Liabilities

April 30, 2017

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
ASSETS:
Investments, at value	$1,281,698,834	$1,274,590,699
Receivable for investments sold	9,671,812	1,637,343
Receivable for shares sold	113,774	1,885,125
Dividends receivable	2,850,871	1,169,946
Other assets	17,725	15,924
Total assets	1,294,353,016	1,279,299,037

LIABILITIES:
Payable for investments purchased	8,422,429	21,684,063
Payable for shares redeemed	63,494	678,187
Payable to adviser	1,058,156	1,155,170
Payable for administration fees	29,990	28,803
Payable for transfer agency fees	14,487	12,397
Payable for delegated transfer agent equivalent services fees	22,207	60,223
Payable for professional fees	24,657	24,019
Payable for trustee fees and expenses	5,661	5,258
Payable for principal financial officer fees	428	405
Accrued expenses and other liabilities	42,851	44,682
Total liabilities	9,684,360	23,693,207
NET ASSETS	$1,284,668,656	$1,255,605,830

NET ASSETS CONSIST OF:

Paid-in capital (Note 5)	$1,133,011,221	$1,030,631,433
Accumulated net investment income	5,164,657	1,029,011
Accumulated net realized gain/(loss)	(114,597)	69,758,015
Net unrealized appreciation	146,607,375	154,187,371
NET ASSETS	$1,284,668,656	$1,255,605,830

INVESTMENTS, AT COST	$1,135,116,527	$1,120,433,796

PRICING OF SHARES:
Net Asset Value, offering and redemption price per share	$19.30	$20.16
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	66,572,453	62,287,943

See Accompanying Notes to Financial Statements.

16	www.vulcanvaluepartners.com

Statements of Operations

For the Year Ended April 30, 2017

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
INVESTMENT INCOME:
Dividends	$29,185,696	$17,680,593
Foreign taxes withheld	(444,865)	(616,072)
Total investment income	28,740,831	17,064,521

EXPENSES:
Investment advisory fees (Note 6)	13,808,728	13,736,066
Administrative fees	384,471	334,210
Transfer agency fees	139,624	111,534
Delegated transfer agent equivalent services fees	137,162	349,405
Professional fees	41,296	38,610
Custodian fees	182,760	154,384
Principal financial officer fees	5,349	4,651
Trustee fees and expenses	28,193	25,299
Recoupment of previously waived fees	–	88,403
Other	70,180	94,618
Total expenses before waiver	14,797,763	14,937,180
Less fees waived/reimbursed by investment adviser (Note 6)	–	(3,407)
Total net expenses	14,797,763	14,933,773
NET INVESTMENT INCOME	13,943,068	2,130,748

Net realized gain on investments	89,828,413 (a)	113,977,593
Net realized gain/(loss) on foreign currency transactions	(261,098)	166,422
Net realized gain	89,567,315	114,144,015
Net change in unrealized appreciation of investments	69,367,230	123,753,274
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(53,659)	19,097
Net change in unrealized appreciation	69,313,571	123,772,371
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	158,880,886	237,916,386
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$172,823,954	$240,047,134

(a)	See Note 2 for gain/(loss) on In-Kind transactions.

See Accompanying Notes to Financial Statements.

Annual Report | April 30, 2017	17

Statements of Changes in Net Assets	Vulcan Value Partners Fund

	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016
OPERATIONS:
Net investment income	$13,943,068	$18,348,805
Net realized gain	89,567,315	10,248,578
Net change in unrealized appreciation/(depreciation)	69,313,571	(154,854,968)
Net increase/(decrease) in net assets resulting from operations	172,823,954	(126,257,585)

DISTRIBUTIONS TO SHAREHOLDERS (Note 3):
From net investment income	(17,969,116)	(12,104,797)
From net realized gains on investments	–	(119,403,152)
Net decrease in net assets from distributions	(17,969,116)	(131,507,949)

SHARE TRANSACTIONS (Note 5):
Proceeds from sales of shares	162,065,966	572,087,701
Issued to shareholders in reinvestment of distributions	13,362,586	108,659,155
Cost of shares redeemed, net of redemption fees	(573,695,164)	(665,005,259)
Net increase/(decrease) from share transactions	(398,266,612)	15,741,597

Net decrease in net assets	(243,411,774)	(242,023,937)

NET ASSETS:
Beginning of year	1,528,080,430	1,770,104,367
End of year*	$1,284,668,656	$1,528,080,430

*Includes accumulated net investment income of:	$5,164,657	$9,450,857

See Accompanying Notes to Financial Statements.

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Vulcan Value Partners Small Cap Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016
OPERATIONS:
Net investment income	$2,130,748	$6,643,642
Net realized gain	114,144,015	2,674,138
Net change in unrealized appreciation/(depreciation)	123,772,371	(62,869,159)
Net increase/(decrease) in net assets resulting from operations	240,047,134	(53,551,379)

DISTRIBUTIONS TO SHAREHOLDERS (Note 3):
From net investment income	(3,924,578)	(3,951,718)
From net realized gains on investments	–	(63,400,984)
Net decrease in net assets from distributions	(3,924,578)	(67,352,702)

SHARE TRANSACTIONS (Note 5):
Proceeds from sales of shares	274,573,708	333,969,377
Issued to shareholders in reinvestment of distributions	2,400,082	55,331,982
Cost of shares redeemed, net of redemption fees	(404,497,434)	(254,512,720)
Net increase/(decrease) from share transactions	(127,523,644)	134,788,639

Net increase in net assets	108,598,912	13,884,558

NET ASSETS:
Beginning of year	1,147,006,918	1,133,122,360
End of year*	$1,255,605,830	$1,147,006,918

*Includes accumulated net investment income of:	$1,029,011	$2,656,416

See Accompanying Notes to Financial Statements.

Annual Report | Annual Report	19

Financial Highlights

For a share outstanding throughout the years presented.

NET ASSET VALUE, BEGINNING OF PERIOD
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
From net realized gains on investments
Total distributions

Redemption fees added to paid-in capital
Increase/(decrease) in net asset value
NET ASSET VALUE, END OF YEAR

Total return

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000's)

Ratio of expenses to average net assets without fee waivers/reimbursements
Ratio of expenses to average net assets including fee waivers/reimbursements
Net investment income to average net assets including fee waivers/reimbursements

Portfolio turnover rate

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.

See Accompanying Notes to Financial Statements.

20	www.vulcanvaluepartners.com

Vulcan Value Partners Fund

For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
$17.17	$19.97	$18.20	$15.28	$13.03

0.18	0.20	0.22	0.14	0.15
2.18	(1.51)	2.77	3.33	2.35
2.36	(1.31)	2.99	3.47	2.50

(0.23)	(0.13)	(0.17)	(0.11)	(0.12)
–	(1.36)	(1.05)	(0.44)	(0.13)
(0.23)	(1.49)	(1.22)	(0.55)	(0.25)

0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
2.13	(2.80)	1.77	2.92	2.25
$19.30	$17.17	$19.97	$18.20	$15.28

13.85%	(6.49%)	16.61%	22.84%	19.33%

$1,284,669	$1,528,080	$1,770,104	$929,829	$447,297

1.07%	1.08%	1.08%	1.09%	1.18%
1.07%	1.08%	1.08%	1.09%	1.18%
1.01%	1.10%	1.12%	0.80%	1.06%

49%	85%	64%	56%	24%

Annual Report | April 30, 2017	21

Financial Highlights

For a share outstanding throughout the years presented.

NET ASSET VALUE, BEGINNING OF PERIOD
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
From net realized gains on investments
Total distributions

Redemption fees added to paid‐in capital
Increase/(decrease) in net asset value
NET ASSET VALUE, END OF YEAR

Total return

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000’s)

Ratio of expenses to average net assets without fee waivers/reimbursements
Ratio of expenses to average net assets including fee waivers/reimbursements

Net investment income/(loss) to average net assets including fee waivers/reimbursements

Portfolio turnover rate

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.

See Accompanying Notes to Financial Statements.

22	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund

For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
$16.58	$18.61	$18.74	$16.97	$13.18

0.03	0.10	0.10	(0.01)	0.03
3.61	(1.05)	1.77	2.76	3.91
3.64	(0.95)	1.87	2.75	3.94

(0.06)	(0.06)	(0.11)	–	(0.06)
–	(1.02)	(1.89)	(0.98)	(0.09)
(0.06)	(1.08)	(2.00)	(0.98)	(0.15)

0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
3.58	(2.03)	(0.13)	1.77	3.79
$20.16	$16.58	$18.61	$18.74	$16.97

21.97%	(5.04%)	10.74%	16.11%	30.07%

$1,255,606	$1,147,007	$1,133,122	$1,066,246	$425,152

1.25%	1.25%	1.26%	1.30%	1.38%
1.25%	1.25%	1.25%	1.25%	1.28%

0.18%	0.61%	0.56%	(0.05%)	0.21%

52%	80%	73%	70%	57%

Annual Report | April 30, 2017	23

Notes to Financial Statements

April 30, 2017

1. ORGANIZATION

Financial Investors Trust (the “Trust”) is organized as a Delaware statutory trust and is registered as an open‐end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund (each a “Fund” and collectively, the “Funds”). The Funds seek to achieve long‐term capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including policies specific to investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open‐end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange‐traded open‐end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the quote supplied by an independent third‐party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a quote, or if the quote supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker–dealers that make a market in the security.

Equity securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board.

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Notes to Financial Statements

April 30, 2017

When such prices or quotations are not available, or when Vulcan Value Partners, LLC (the “Adviser”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: A three‐tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value each Fund’s investments as of April 30, 2017.

Vulcan Value Partners Fund:
Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks(a)	$1,245,627,060	$–	$–	$1,245,627,060
Short Term Investments	36,071,774	–	–	36,071,774
TOTAL	$1,281,698,834	$–	$–	$1,281,698,834

Vulcan Value Partners Small Cap Fund:
Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks(a)	$1,056,062,641	$–	$–	$1,056,062,641
Short Term Investments	218,528,058	–	–	218,528,058
TOTAL	$1,274,590,699	$–	$–	$1,274,590,699

(a)	For detailed descriptions, see the accompanying Statements of Investments.

Annual Report | April 30, 2017	25

Notes to Financial Statements

April 30, 2017

The Funds recognize transfers between levels as of the end of period. For the year ended April 30, 2017, the Funds did not have any transfers between Level 1 and Level 2. For the year ended April 30, 2017, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Funds use for federal income tax purposes. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex‐dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

ReFlow Liquidity Program: Each Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. ReFlow will purchase shares of the Fund at net asset value and will not be subject to any investment minimums. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net subscriptions, at the end of a maximum holding period determined by ReFlow (currently 28 days), or at other times as the Fund may request. ReFlow may choose to redeem its position in the Fund with an in‐kind transfer of securities, instead of cash, enabling the Fund to avoid a realization of capital gains on the securities it transfers. ReFlow will not be subject to any short‐term redemption fees. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. For use of the ReFlow service, a Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.20% of the value of the Fund shares purchased by ReFlow although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. There is no assurance that ReFlow will have sufficient funds available to meet the Funds’ liquidity needs on a particular day. During the fiscal year ended April 30, 2017, the Funds did not participate in ReFlow.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self‐liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax‐free pass‐through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. A Fund’s investments in REITs may result in such Fund’s receipt of cash in excess of the REITs’ earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from REITs will reduce the amount of income available to be distributed to Fund shareholders. Income from REITs generally will not be eligible for treatment as qualified dividend income. As the final character of the distributions is not known until reported by the REITs on their 1099s, the Funds utilize an average of the prior year’s reallocation information as an estimate for the current year character of distributions.

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Notes to Financial Statements

April 30, 2017

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

In‐Kind Redemptions: On January 6, 2017, the Vulcan Value Partners Fund distributed portfolio securities rather than cash as payment for certain redemptions of fund shares (in‐kind redemptions). The proceeds for the in‐kind redemptions, which are included in Redemption of shares in the Statements of Changes in Net Assets, were $156,578,655 and represented 12.53% of the Fund’s net assets on January 6, 2017. For financial reporting purposes, the Fund recognized gains on the in‐kind redemptions in the amount of $40,538,262. For tax purposes, the gains are not recognized.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Expenses that are specific to a Fund are charged directly to that Fund.

Federal Income Taxes: Each Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Annual Report | April 30, 2017	27

Notes to Financial Statements

April 30, 2017

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from its investments, including short‐term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes.

3. TAX BASIS INFORMATION

Reclassifications: As of April 30, 2017, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to foreign currency transactions and in‐kind redemptions. The reclassifications were as follows:

Fund	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain/(Loss) on Investments
Vulcan Value Partners Fund	$40,523,870	$(260,152)	$(40,263,718)
Vulcan Value Partners Small Cap Fund	–	166,425	(166,425)

Tax Basis of Investments: As of April 30, 2017, the aggregate cost of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation for federal tax purposes was as follows:

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
Gross appreciation
(excess of value over tax cost)	$256,298,879	$245,193,969
Gross depreciation
(excess of tax cost over value)	(124,358,200)	(91,844,553)
Net appreciation of foreign currency and
derivatives	25,068	30,468
Net unrealized appreciation	$131,965,747	$153,379,884
Cost of investments for income tax purposes	$1,149,758,155	$1,121,241,283

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Notes to Financial Statements

April 30, 2017

Components of Earnings: As of April 30, 2017, components of distributable earnings were as follows:

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
Undistributed ordinary income	$19,691,688	$58,550,366
Accumulated capital gains	–	13,044,147
Net unrealized appreciation on investments	131,965,747	153,379,884
Total	$151,657,435	$224,974,397

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by each Fund.

The tax character of distributions paid by the Funds for the fiscal years ended April 30, 2017 and April 30, 2016 were as follows:

	Ordinary Income	Long-Term Capital Gain
2017
Vulcan Value Partners Fund	$17,969,116	$–
Vulcan Value Partners Small Cap Fund	3,924,578	–

	Ordinary Income	Long-Term Capital Gain
2016
Vulcan Value Partners Fund	$48,548,716	$82,959,233
Vulcan Value Partners Small Cap Fund	10,661,578	56,691,124

Annual Report | April 30, 2017	29

Notes to Financial Statements

April 30, 2017

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short‐term securities) during the year ended April 30, 2017 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Vulcan Value Partners Fund	$660,550,618	$1,042,699,655
Vulcan Value Partners Small Cap Fund	534,171,252	621,186,058

For the year ended April 30, 2017, the cost of in‐kind purchases and proceeds from in‐kind sales were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Vulcan Value Partners Fund	$–	$156,578,655

5. CAPITAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre‐emptive rights.

Shares redeemed within 90 days of purchase may incur a 2% short‐term redemption fee deducted from the redemption amount. The Vulcan Value Partners Fund and the Vulcan Value Partners Small Cap Fund retained $34,938 and $32,740, respectively, for the year ended April 30, 2017, and $100,356 and $10,334, respectively, for the year ended April 30, 2016, which is reflected in the “Cost of shares redeemed, net of redemption fees” in the Statements of Changes in Net Assets.

Transactions in shares of capital stock for the dates listed below were as follows:

Vulcan Value Partners Fund

	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016
Shares Sold	9,220,974	32,133,506
Shares Issued in Reinvestment of Dividends	737,043	6,372,007
Less Shares Redeemed	(32,359,605)	(38,169,154)
Net Increase/(Decrease)	(22,401,588)	336,359

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Notes to Financial Statements

April 30, 2017

Vulcan Value Partners Small Cap Fund

	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016
Shares Sold	15,271,480	20,302,249
Shares Issued in Reinvestment of Dividends	125,989	3,358,435
Less Shares Redeemed	(22,299,640)	(15,350,234)
Net Increase/(Decrease)	(6,902,171)	8,310,450

6. MANAGEMENT AND RELATED‐PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with each Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Funds pay the Adviser an annual management fee of 1.00% and 1.15% for Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund, respectively, based on each Fund’s average daily net assets. The management fee is paid on a monthly basis.

The Adviser has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.25% of each Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect from September 1, 2016 through August 31, 2017. The prior Expense Agreement was in effect from June 10, 2015 through August 31, 2016. The Adviser will be permitted to recover, on a class‐by‐class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. Notwithstanding the foregoing, the Funds will not be obligated to pay any such fees and expenses more than three years after the end of the fiscal year in which the fees or expenses were foregone or reimbursed. The Adviser may not discontinue or modify this waiver prior to August 31, 2017 without the approval by the Funds’ Board.

For the year ended April 30, 2017, the fee waivers and/or reimbursements and recoupment amounts were as follows:

Fund	Fees Waived/Reimbursed By Adviser	Recoupment of Previously Waived Fees by Adviser
Vulcan Value Partners Fund	$–	$–
Vulcan Value Partners Small Cap Fund	3,407	88,403

As of April 30, 2017, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2018	Expires 2019	Expires 2020	Total
Vulcan Value Partners Fund	$–	$–	$–	$–
Vulcan Value Partners Small Cap Fund	79,989	–	3,407	83,396

Annual Report | April 30, 2017	31

Notes to Financial Statements

April 30, 2017

Fund Administrator Fees and Expenses: ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to fund accounting and fund administration and generally assist in each Fund’s operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the year ended April 30, 2017 are disclosed in the Statements of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the year ended April 30, 2017 are disclosed in the Statements of Operations.

Compliance Services: ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Vulcan pays this fee on behalf of the Funds.

Principal Financial Officer: ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) (an affiliate of ADI) receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Fund for the year ended April 30, 2017 are disclosed in the Statements of Operations.

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS Fund Services, Inc.) acts as the distributor of each Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of each Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission. Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of the Funds. Transactions may be processed through the National Securities Clearing Corporation (“NSCC”) or similar systems or processed on a manual basis. These fees are paid by the Funds to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Funds converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Funds may increase. Fees are disclosed on the Statements of Operations as “Delegated transfer agent equivalent services fees”.

7.  INDEMNIFICATIONS

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

32	www.vulcanvaluepartners.com

Notes to Financial Statements

April 30, 2017

8.  RECENT ACCOUNTING PRONOUNCEMENT

On October 13, 2016, the SEC amended Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact to the financial statements and disclosures.

Annual Report | April 30, 2017	33

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund (the “Funds”), two of the portfolios constituting Financial Investors Trust, as of April 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund of Financial Investors Trust as of April 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Denver, Colorado
June 27, 2017

34	www.vulcanvaluepartners.com

Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2017 (Unaudited)

Vulcan Value Partners Fund
Vulcan Value Partners Small Cap Fund

On December 13, 2016, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and the Adviser (the “Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. In renewing and approving the Investment Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Funds:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee paid by the Trust, on behalf of the Funds, to the Adviser of 1.00% of the Vulcan Value Partners Fund’s daily average net assets and 1.15% of the Vulcan Value Partners Small Cap Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by the Adviser to the Funds.

The Board received and considered information including a comparison of each of the Fund’s contractual and actual advisory fees and overall expenses with those of funds in the peer groups and universes of funds provided by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual advisory fee rates for both Funds were above the respective Data Provider peer group median contractual advisory fee rates.

Total Expense Ratios: Based on such information, the Trustees further reviewed and considered the total expense ratios (after waivers) of 1.08% for the Vulcan Value Partners Fund and 1.25% for the Vulcan Value Partners Small Cap Fund. The Trustees noted that each of the Fund’s total expense ratios (after waivers) were above the Data Provider peer group median total expense ratios (after waivers).

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent, and quality of services to be provided to the Funds under the Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by the Adviser in its presentation, including its Form ADV.

The Trustees reviewed and considered the Adviser’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by the Adviser and its affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Funds.

The Trustees considered the background and experience of the Adviser’s management in connection with the Funds, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Funds and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, the Adviser’s insider trading policies and procedures and its Code of Ethics.

Annual Report | April 30, 2017	35

Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2017 (Unaudited)

Performance: The Trustees reviewed performance information for each of the Funds for the 3-month, 1-year, 3-year, and 5-year periods ended September 30, 2016. That review included a comparison of each Fund’s performance to the performance of a group of comparable funds selected by the Data Provider. The Trustees noted that the performance of each Fund was above its respective Data Provider peer group median performance for the 3-month and 5-year periods ended September 30, 2016. The Trustees also considered the Adviser’s discussion of each Fund’s underlying portfolio diversification categories, its top contributors and top detractors, as well as the Adviser’s performance and reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by the Adviser regarding fees charged to its other clients utilizing a strategy similar to that employed by the Funds.

Profitability: The Trustees received and considered a retrospective and projected profitability analysis prepared by the Adviser based on the fees payable under the Investment Advisory Agreement with respect to each Fund. The Trustees considered the profits, if any, anticipated to be realized by the Adviser in connection with the operation of each Fund. The Board then reviewed the Adviser’s audited financial statements for the years ended December 31, 2015 and 2014 in order to analyze the financial condition and stability and profitability of the Adviser.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Funds will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Funds, including whether soft dollar arrangements were used.

In renewing the Adviser as the Funds’ investment adviser and renewing the Investment Advisory Agreement and the fees charged under the Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Investment Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

•	each Fund’s contractual advisory fee rate was above its Data Provider peer group median contractual advisory fee rate;

•	each Fund’s total expense ratio (after waivers) was above, but within an acceptable range of, its Data Provider peer group median total expense ratio (after waivers);

•	the nature, extent and quality of services rendered by the Adviser under the Investment Advisory Agreement with respect to the Funds were adequate;

•	the performance of each Fund was above its Data Provider median peer group performance for the 3-month and 5-year periods ended September 30, 2016;

•
bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to the Adviser’s other clients employing a comparable strategy to one or more of the Funds were not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by the Funds;

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Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2017 (Unaudited)

•	the profit, if any, realized by the Adviser in connection with the operation of each Fund is not unreasonable to such Fund; and

•	there were no material economies of scale or other incidental benefits accruing to the Adviser in connection with its relationship with the Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that the Adviser’s compensation for investment advisory services is consistent with the best interests of the Funds and their shareholders.

Annual Report | April 30, 2017	37

Additional Information

April 30, 2017 (Unaudited)

1.  FUND HOLDINGS

The Funds files their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2.  FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (866)-759-5679 and (2) on the SEC’s website at http://www.sec.gov.

3.  TAX DESIGNATIONS

The Funds designate the following for federal income tax purposes for the calendar year ended December 31, 2016:

	Qualified Dividend Income	Dividend Received Deduction
Vulcan Value Partners Fund	100.00%	100.00%
Vulcan Value Partners Small Cap Fund	100.00%	100.00%

In early 2017, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2016 via Form 1099. The Fund will notify shareholders in early 2018 of amounts paid to them by the Fund, if any, during the calendar year 2017.

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Trustees and Officers

April 30, 2017 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 877-421-5078.

INDEPENDENT TRUSTEES
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re- elected at a special meeting of shareholders held on August 7, 2009. Ms, Astine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	34	Ms. Anstine is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co- Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr. Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	34	Mr. Deems is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (10 funds); Clough Funds Trust (1 fund); Elevation ETF Trust (1 fund); and Reaves Utility Income Fund (1 fund).

Annual Report | April 30, 2017	39

Trustees and Officers

April 30, 2017 (Unaudited)

INDEPENDENT TRUSTEES (continued)
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	34
Mr. Rutledge is a Trustee of Principal Real Estate Income Fund (1 fund) Clough Global Dividend and Income Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).

Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.
Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.
				34	None.

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Trustees and Officers

April 30, 2017 (Unaudited)

INTERESTED TRUSTEE
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee and President	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act.	34
Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

Annual Report | April 30, 2017	41

Trustees and Officers

April 30, 2017 (Unaudited)
OFFICERS
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.
Ms. Storms is Senior Vice President ‐ Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All‐Star Equity Fund, Liberty All‐Star Growth Fund, Inc., ALPS Series Trust and Elevation ETF Trust. Ms. Storms also serves as a Board member and Treasurer of The Center for Trauma & Resilience, a nonprofit agency.

Karen S. Gilomen, 1970	Secretary	Ms. Gilomen was elected Secretary of the Trust at the December 13, 2016 meeting of the Board of Trustees.
Ms. Gilomen joined ALPS in August 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen was Vice President ‐ General Counsel & CCO of Monticello Associates, Inc. from 2010 to 2016. Because of her position with ALPS, Ms. Gilomen is deemed an affiliate of the Trust, as defined under the 1940 Act. Ms. Gilomen is also the Secretary of Oak Associates Funds and Reaves Utility Income Fund, and the Assistant Secretary of the WesMark Funds.

Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.
Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Boulder Growth & Income Fund, Inc., Centre Funds, Elevation ETF Trust, Index Funds, Reality Shares ETF Trust and Reaves Utility Income Fund.

Jennell Panella, 1974	Assistant Treasurer	Ms. Panella was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees.
Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009‐2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Panella also serves as Assistant Treasurer of James Advantage Funds.

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Trustees and Officers

April 30, 2017 (Unaudited)

OFFICERS (continued)
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Alan Gattis, 1980	Assistant Treasurer	Mr. Gattis was elected Assistant Treasurer of the Trust at the September 13, 2016 meeting of the Board of Trustees.
Mr. Gattis joined ALPS in 2011 and is currently Vice President and Fund Controller of ALPS. Prior to joining ALPS, Mr. Gattis was an Auditor at Spicer Jeffries LLP (2009 through 2011) and an Auditor at PricewaterhouseCoopers LLP (2004 ‐ 2009). Because of his position with ALPS, Mr. Gattis is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Gattis is also Assistant Treasurer of ALPS Series Trust, Clough Funds Trust, Clough Global Opportunities Fund, Clough Global Dividend and Income Fund, Clough Global Equity, and Griffin Institutional Access Real Estate Fund.

Sharon Akselrod, 1974	Assistant Secretary	Ms. Akselrod was elected Assistant Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.
Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013‐2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008‐2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of ALPS ETF Trust.

Jennifer Craig, 1973	Assistant Secretary	Ms. Craig was elected Assistant Secretary of the Trust at the June 8, 2016 meeting of the Board of Trustees.
Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Assistant Secretary of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough Funds Trust and ALPS Series Trust.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected. Officers are elected on an annual basis.
***
The Fund Complex includes all series of the Trust (currently 34) and any other investment companies for which any Trustee serves as trustee for and which Vulcan Value Partners, LLC provides investment advisory services (currently none).

Annual Report | April 30, 2017	43

Privacy Policy

April 30, 2017 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account transactions
• Account balances and transaction history
• Wire transfer instructions

HOW?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE FUNDS SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

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Privacy Policy

 April 30, 2017 (Unaudited)

WHO WE ARE
Who is providing this notice?	Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund.
WHAT WE DO
How do the Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do the Funds collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information or give us your contact information • make a wire transfer or deposit money
Why can’t I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes-information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
 State laws and individual companies may give you additional rights to limit sharing.

Annual Report | April 30, 2017	45

Privacy Policy

April 30, 2017 (Unaudited)

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • The Funds do not jointly market.
OTHER IMPORTANT INFORMATION
California Residents
If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Vermont Residents
The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

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The Funds are neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

Managed Accounts are available only for institutional and private clients of Vulcan Value Partners, LLC, a federally registered investment advisor. Vulcan Value Partners Funds are distributed by ALPS Distributors, Inc. Separately Managed Accounts and related investment advisory services are provided by Vulcan Value Partners, LLC, a federally regulated investment advisor. ALPS Distributors, Inc. is not affiliated with Vulcan Value Partners, LLC.

VUL00379 / 0618

Item 2. Code of Ethics.

(a)
The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics described in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics described in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit to this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the Registrant has designated Jeremy W. Deems as the Registrant’s “Audit Committee Financial Expert.” Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)
Audit Fees: For the Registrant’s fiscal years ended April 30, 2017 and April 30, 2016, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $345,460 and $316,200, respectively.

(b)
Audit-Related Fees: For the Registrant’s fiscal years ended April 30, 2017 and April 30, 2016, the aggregate fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)
Tax Fees: For the Registrant’s fiscal years ended April 30, 2017 and April 30, 2016, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $61,965 and $50,850, respectively. The fiscal year 2017 and 2016 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)
All Other Fees: For the Registrant’s fiscal years ended April 30, 2017 and April 30, 2016, no fees were billed to Registrant by the principal accountant for products and services, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)
Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s Audit Committee. The Chairman of the Audit Committee may pre-approve non-audit services to be performed by the Registrant’s principal accountant on an interim basis, subject to ratification by the Audit Committee at its next regularly scheduled meeting.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
The aggregate non-audit fees billed by the Registrant’s accountant to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, were $92,085 in fiscal year ended April 30, 2017 and $85,069 in fiscal year ended April 30, 2016. These fees consisted of non-audit fees billed to (i) the Registrant of $61,965 in fiscal year ended April 30, 2017 and $50,850 in fiscal year ended April 30, 2016 as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc. (“AFS”), an entity under common control with ALPS Advisors, Inc., the Registrant’s investment adviser, of $30,390 in fiscal year ended April 30, 2017 and $34,219 in fiscal year ended April 30, 2016. The non-audit fees billed to AFS related to SSAE 16 services and other compliance-related matters.

(h)
The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Registrant’s audit committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11. Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)
Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is incorporated by reference to Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-8194, filed on July 11, 2016.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(b)
The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FINANCIAL INVESTORS TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke (Principal Executive Officer)
President

Date:	July 10, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

FINANCIAL INVESTORS TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke (Principal Executive Officer)
President

Date:	July 10, 2017

By:	/s/ Kimberly R. Storms
Kimberly R. Storms (Principal Financial Officer)
Treasurer

Date:	July 10, 2017